UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 35

Item 1.	Reports to Stockholders

[Attached EDGARIZED ANNUAL REPORT]

December 31, 2009 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Annual Reports

Optimized to contain one or more of the following:*

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Contrafund® Portfolio Service Class 2

Neuberger Berman AMT Socially Responsive Fund

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

*See Table of Contents for more information and a list of Prospectus supplements included herein.

Flexible Payment Variable Annuity Account A

Flexible Payment Variable Annuity Account A (Fee Based)

Flexible Payment Variable Annuity Account B

Flexible Payment Variable Annuity Account B (Fee Based)

Group Combination Annuity Account C

Flexible Payment Variable Annuity Account C (Network Edition)

Northwestern Mutual®

14-1558 (0107) (REV 0110)

How To Get More Information

Northwestern Mutual Express: 1-800-519-4665

For eligible owners, get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain fund performance information.

Information on the Internet: www.northwesternmutual.com

For information about Northwestern Mutual visit us on our Web site. Included is fund performance information (which can be found at northwesternmutual.com > Products & Services > Deferred Annuities > Performance History), forms for routine service, and daily unit values for contracts you own with your User ID and password. Eligible owners may also transfer invested assets among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Mutual Financial Representative or The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

Mason Street Advisors, LLC is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc. Mason Street Advisors has engaged and oversees sub-advisers who provide day-to-day management for certain of the Series Fund Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report

Fidelity® VIP Mid Cap Portfolio - Annual Report (This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman Socially Responsive Portfolio - Annual Report (This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report (This report follows the end of the Neuberger Berman Socially Responsive Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report (This report follows the end of the Russell Investment Funds Portfolio)

Prospectus Supplements and Shareholder Notices

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

Annual Report December 31, 2009

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Clients

December 31, 2009

Financial markets staged a dramatic rebound in 2009, after it became apparent that fears of the next Great Depression would not be realized. Strong gains were seen across the globe and in most sectors of the financial markets. Large cap domestic equities, as measured by the S&P 500® Index, returned 26.46%, while the MSCI EAFE® Index (a measure of the performance of developed markets outside the United States) returned 32.46%.

The year 2009 also benefited those investors that remained true to their long-term asset allocation plans and rebalanced their portfolios in the face of considerable selling pressure early in the year. As evidence, long-term Treasury bonds were the only major asset class in 2008 to have positive returns; in 2009, they were the only asset class with negative returns. In comparison, emerging markets stocks, as measured by the MSCI® Emerging Markets Index, were the worst performing area of the financial markets in 2008; while in 2009, emerging markets stocks bounced back with a return of 79.02%.

The rebound in financial markets was undoubtedly helped by radical government measures designed to provide a floor under asset prices, breathe life into the housing market, and get consumers spending again. In addition, both corporate America and U.S. consumers made progress reducing their considerable debts. These actions were important steps toward restoring financial market function and promoting a healthier economy going forward.

However, these positive measures come with a caveat: the resulting debt from massive government intervention will likely lead to higher taxes and interest rates down the road and therefore slower economic growth than we’ve been accustomed to. The Federal Reserve, too, has to walk an extremely fine line in unwinding its palliative measures—rein in stimulus too quickly and risk a double-dip recession; leave these extraordinary policies in place for longer than absolutely necessary and risk rapid inflation or further potential asset bubbles.

The outlook for growth outside the U.S. is similarly mixed: recent credit flare-ups in Greece and Dubai lend credence to the argument that foreign banks and economies are behind the U.S. in terms of progressing through the credit crisis. It is true, however, that emerging economies such as China and India continue to enjoy rapid, if volatile, rates of growth. Nevertheless, it is clear to us that the continuing process of financial deleveraging will likely keep a lid on global growth rates.

As we move into 2010 and look at the long-term prospects for the market, there are a few things we know with certainty. Earnings growth is a significant component of stock returns and earnings growth in the aggregate tends to track economic growth over time. In addition, equity returns tend to suffer when interest rates rise rapidly. These factors also relate to bond returns, insofar as credit-sensitive bonds tend to benefit from economic growth, while higher interest rates detract from prices of existing bonds.

So even though we cannot predict with certainty what the economy and markets will do, the prevailing economic and rate environment - constrained economic growth and upward pressure on interest rates - suggests more modest investment returns going forward. If this is correct, we believe it will be important for investors to temper return expectations and focus instead on maximizing risk-adjusted performance. Again, the best way we know to accomplish this is to spread your investments across asset classes whose performance should vary for given stages of an economic and market cycle. This is the very definition of diversification.

Indeed, while we do not mean to diminish the truly remarkable events of 2008-09, a look back over the past dozen or so years reinforces the fact that volatile market conditions are a significant part of the investing landscape. We are left to conclude that any sound investment plan must put a structure in place to account for the volatility inherent in the financial markets. This structure should include a diversified asset allocation along with a rebalancing plan, which enforces a “buy low, sell high” discipline that is essential to long-term investing success.

/s/ Patricia L. Van Kampen
Patricia L. Van Kampen President of Northwestern Mutual Series Fund, Inc. Vice President of Mason Street Advisors, LLC

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Growth Stock Portfolio
Actual	$1,000.00	$1,220.42	$2.46	0.44%
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Focused Appreciation Portfolio
Actual	1,000.00	1,203.39	4.33	0.78
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.97	0.78

Large Cap Core Stock Portfolio
Actual	1,000.00	1,200.26	2.50	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Large Cap Blend Portfolio
Actual	1,000.00	1,213.87	4.69	0.84
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84

Index 500 Stock Portfolio
Actual	1,000.00	1,224.33	1.12	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02	0.20

i Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,213.42	$4.46	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80

Domestic Equity Portfolio
Actual	1,000.00	1,253.50	3.29	0.58
Hypothetical (5% return before expenses)	1,000.00	1,022.28	2.96	0.58

Equity Income Portfolio
Actual	1,000.00	1,241.53	3.73	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,223.95	2.97	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

Index 400 Stock Portfolio
Actual	1,000.00	1,263.77	1.48	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.89	1.33	0.26

Mid Cap Value Portfolio
Actual	1,000.00	1,263.40	5.36	0.94
Hypothetical (5% return before expenses)	1,000.00	1,020.47	4.79	0.94

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,221.81	3.25	0.58
Hypothetical (5% return before expenses)	1,000.00	1,022.28	2.96	0.58

Index 600 Stock Portfolio
Actual	1,000.00	1,243.88	1.98	0.35
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79	0.35

Small Cap Value Portfolio
Actual	1,000.00	1,255.31	4.89	0.86
Hypothetical (5% return before expenses)	1,000.00	1,020.87	4.38	0.86

International Growth Portfolio
Actual	1,000.00	1,183.31	4.51	0.82
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18	0.82

Research International Core Portfolio
Actual	1,000.00	1,225.82	6.45	1.15
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15

International Equity Portfolio
Actual	1,000.00	1,257.85	3.76	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66

Expense Examples ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	$1,000.00	$1,312.23	$8.74	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63	1.50

Money Market Portfolio
Actual	1,000.00	1,001.69	0.15	0.03
Hypothetical (5% return before expenses)	1,000.00	1,025.05	0.15	0.03

Short-Term Bond Portfolio
Actual	1,000.00	1,024.52	1.94	0.38
Hypothetical (5% return before expenses)	1,000.00	1,023.29	1.94	0.38

Select Bond Portfolio
Actual	1,000.00	1,043.60	1.55	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,014.05	3.05	0.60
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06	0.60

Inflation Protection Portfolio
Actual	1,000.00	1,049.94	3.15	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61

High Yield Bond Portfolio
Actual	1,000.00	1,184.94	2.59	0.47
Hypothetical (5% return before expenses)	1,000.00	1,022.84	2.40	0.47

Multi-Sector Bond Portfolio
Actual	1,000.00	1,121.89	4.44	0.83
Hypothetical (5% return before expenses)	1,000.00	1,021.02	4.23	0.83

Balanced Portfolio
Actual	1,000.00	1,143.70	1.62	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Asset Allocation Portfolio
Actual	1,000.00	1,172.55	2.90	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii Expense Examples

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Income is a secondary objective.	Invest in well-established companies with above-average potential for earnings growth.	$536 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Growth Stock Portfolio. The Portfolio seeks long-term growth of capital with income as a secondary objective. The Portfolio seeks to achieve this objective by investing primarily in the equity securities of well established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. In evaluating individual companies, factors such as the company management team, product outlook, competitive position, global exposure, financial characteristics and valuation are important variables used in this bottom up analysis.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns, and growth oriented stocks outperformed value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 1000® Growth Index, Information Technology shares performed best, gaining more than 60%. The traditionally defensive Consumer Staples and Utilities sectors performed worst, but each nevertheless managed gains of around 17%.

Portfolio Results

The Growth Stock Portfolio returned 37.17% for the twelve months ended December 31, 2009. By comparison, the Russell 1000® Growth Index returned 37.21%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Large-Cap Growth Funds peer group had an average return of 37.97%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s performance during this remarkable period reflected two competing forces. First, as a result of our investment process, we tended to favor high quality, reasonably priced growth stocks, rather than the low quality, high beta names that outperformed in 2009. Second, we made a decision in late 2008 and early 2009 to add what we believed to be the most attractive, highest quality early cycle companies with the most potential to benefit from an economic recovery.

Favoring select cyclical shares had a significant positive effect on relative results and helped account for many of the Portfolio’s leading contributors. For example, we added to mining company Freeport-McMoRan Copper & Gold, Inc. in January. The stock went on to become a key contributor to relative results. Similarly, we added a position in worldwide oil service firm Weatherford International, Ltd. early in the year. The Portfolio also benefited from exposure to automotive names, which had been badly beaten up in 2008. Key contributor Johnson Controls, Inc. was a good example of what we regarded as a high quality, well run auto parts supply business that had been oversold, allowing us to build a position at what we considered attractive levels. A number of Industrial names also fit this description, as we benefited from stakes in manufacturing firms Cummins, Inc. and Caterpillar, Inc.

At the other end of the spectrum, our stock selection was least effective in the Consumer Staples and Health Care sectors, due largely to positioning in the food and staples retailing and biotechnology segments, respectively. In the Staples sector, the leading detractors were The Kroger Co., which was hurt by aggressive competitor pricing and food deflation, and CVS Caremark Corp., which suffered from problems with one of its business units. In Biotech, stakes in Celgene Corp. and Gilead Sciences, Inc. were notable detractors. These long-time holdings had been leading contributors in 2008, but lagged during the rally in 2009.

Portfolio Manager Outlook

We have a somewhat guarded outlook for 2010. On one hand, we find stocks attractive relative to bonds. On the other hand, we think expectations for the economy, earnings, and equity returns may have run ahead of reality, particularly if the Fed begins the process of tightening interest rates as fiscal stimulus winds down. As a result, we’re likely to focus on companies we believe have the ability to improve earnings through additional costs cuts, or with exposure to overseas economies, where we believe growth opportunities will be better.

Regardless of the market environment, we remain committed to our investment process, looking for companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. As a result of this process, our sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at a given time. As of December 31, 2009, our largest overweight was in Energy shares, with the Consumer Staples sector representing the largest underweight.

Growth Stock Portfolio 1

Growth Stock Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Growth Stock Portfolio	37.17%	1.57%	-0.96%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	37.97%	1.22%	-2.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Apple, Inc.	3.6%
Google, Inc. - Class A	3.0%
Microsoft Corp.	2.8%
International Business Machines Corp.	2.4%
QUALCOMM, Inc.	2.2%
Cisco Systems, Inc.	1.8%
PepsiCo, Inc.	1.7%
Abbott Laboratories	1.7%
Hewlett-Packard Co.	1.6%
Oracle Corp.	1.6%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2 Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (8.7%)

	Abercrombie & Fitch Co. - Class A	67,500	2,352
*	Amazon.com, Inc.	42,300	5,690
	Coach, Inc.	38,600	1,410
	Johnson Controls, Inc.	132,400	3,607
*	Kohl’s Corp.	111,800	6,029
	Lowe’s Cos., Inc.	101,400	2,372
	McDonald’s Corp.	61,900	3,865
	The McGraw-Hill Cos., Inc.	95,300	3,194
	NIKE, Inc. - Class B	84,400	5,576
	Omnicom Group, Inc.	104,100	4,076
	Staples, Inc.	62,600	1,539
	Starwood Hotels & Resorts Worldwide, Inc.	52,200	1,909
	Target Corp.	101,500	4,910
	Total		46,529

	Consumer Staples (10.2%)

	The Coca-Cola Co.	73,300	4,178
	Colgate-Palmolive Co.	51,800	4,255
	Costco Wholesale Corp.	60,400	3,574
	CVS Caremark Corp.	149,729	4,823
	General Mills, Inc.	58,700	4,157
	H.J. Heinz Co.	57,900	2,476
*	Hansen Natural Corp.	43,900	1,686
	The Kroger Co.	96,600	1,983
	PepsiCo, Inc.	149,300	9,077
	Philip Morris International, Inc.	127,200	6,130
	The Procter & Gamble Co.	82,600	5,008
	Wal-Mart Stores, Inc.	132,900	7,103
	Total		54,450

	Energy (6.4%)

	Anadarko Petroleum Corp.	16,600	1,036
	Exxon Mobil Corp.	64,534	4,401
	Halliburton Co.	125,400	3,773
	Hess Corp.	44,800	2,710
	Occidental Petroleum Corp.	70,600	5,743
*	Petrohawk Energy Corp.	96,600	2,317
	Schlumberger, Ltd.	75,500	4,914
*	Southwestern Energy Co.	95,700	4,613
*	Transocean, Ltd.	35,200	2,915
	XTO Energy, Inc.	43,750	2,036
	Total		34,458

	Financials (5.2%)

	American Express Co.	63,400	2,569
	Bank of America Corp.	190,200	2,864

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	CME Group, Inc. - Class A	7,500	2,520
	The Goldman Sachs Group, Inc.	36,600	6,180
	JPMorgan Chase & Co.	66,500	2,771
	Morgan Stanley	53,700	1,589
	Prudential Financial, Inc.	33,900	1,687
	State Street Corp.	100,200	4,363
	T. Rowe Price Group, Inc.	57,913	3,084
	Wells Fargo & Co.	9,500	256
	Total		27,883

	Health Care (14.2%)

	Abbott Laboratories	165,000	8,908
	Allergan, Inc.	76,900	4,846
*	Amgen, Inc.	92,000	5,204
	Baxter International, Inc.	123,100	7,224
*	Celgene Corp.	112,800	6,281
*	Express Scripts, Inc.	84,700	7,322
*	Gilead Sciences, Inc.	149,100	6,453
	Johnson & Johnson	108,100	6,963
*	Medco Health Solutions, Inc.	86,900	5,554
	Medtronic, Inc.	102,700	4,517
	Merck & Co., Inc.	108,823	3,976
	Teva Pharmaceutical Industries, Ltd., ADR	78,700	4,421
*	Thermo Fisher Scientific, Inc.	96,600	4,607
	Total		76,276

	Industrials (9.3%)

	3M Co.	64,800	5,357
	Cummins, Inc.	66,000	3,027
	Danaher Corp.	74,000	5,565
	Deere & Co.	47,100	2,548
*	Foster Wheeler AG	84,300	2,482
	Lockheed Martin Corp.	30,000	2,260
	Norfolk Southern Corp.	70,900	3,717
	PACCAR, Inc.	74,600	2,706
	Precision Castparts Corp.	23,700	2,615
	Raytheon Co.	57,600	2,967
	Union Pacific Corp.	92,000	5,879
	United Parcel Service, Inc. - Class B	72,900	4,182
	United Technologies Corp.	93,000	6,455
	Total		49,760

	Information Technology (32.1%)

*	Adobe Systems, Inc.	73,400	2,700
*	Agilent Technologies, Inc.	64,700	2,010
	Amphenol Corp. - Class A	40,800	1,884

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Analog Devices, Inc.	63,000	1,990
*	Apple, Inc.	92,100	19,420
	Automatic Data Processing, Inc.	45,500	1,948
*	BMC Software, Inc.	44,100	1,768
*	Broadcom Corp. - Class A	80,250	2,524
*	Cisco Systems, Inc.	412,400	9,873
*	Cognizant Technology Solutions Corp. - Class A	38,500	1,744
	Corning, Inc.	168,000	3,244
*	Dell, Inc.	181,000	2,599
*	eBay, Inc.	72,600	1,709
*	Fiserv, Inc.	36,100	1,750
*	Google, Inc. - Class A	25,642	15,897
	Hewlett-Packard Co.	167,800	8,643
	Intel Corp.	330,100	6,734
	International Business Machines Corp.	96,200	12,593
*	Intuit, Inc.	57,700	1,772
*	Juniper Networks, Inc.	76,400	2,038
	Linear Technology Corp.	63,500	1,939
	MasterCard, Inc. - Class A	18,700	4,787
*	McAfee, Inc.	40,500	1,643
	Microsoft Corp.	495,000	15,093
*	NetApp, Inc.	58,000	1,995
*	NVIDIA Corp.	127,200	2,376
	Oracle Corp.	345,300	8,474
	Paychex, Inc.	55,600	1,704
	QUALCOMM, Inc.	256,400	11,861
*	Research In Motion, Ltd.	22,900	1,547
*	Symantec Corp.	98,800	1,767
	Texas Instruments, Inc.	137,100	3,573
	Visa, Inc. - Class A	70,300	6,148
*	Western Digital Corp.	44,800	1,978
	Western Union Co.	100,800	1,900
*	Yahoo!, Inc.	131,600	2,208
	Total		171,833

	Materials (4.1%)

	Alcoa, Inc.	207,000	3,337
	Ecolab, Inc.	53,900	2,403
	Freeport-McMoRan Copper & Gold, Inc.	35,100	2,818
	Monsanto Co.	76,300	6,237
	Potash Corp. of Saskatchewan, Inc.	27,800	3,016
	Praxair, Inc.	50,700	4,072
	Total		21,883

	Other Holdings (1.0%)

	iShares Russell 1000 Growth Index Fund	112,500	5,608
	Total		5,608

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio 3

Growth Stock Portfolio

	Common Stocks (92.2%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (1.0%)

*	American Tower Corp. - Class A	122,700	5,302
	Total		5,302
	Total Common Stocks (Cost: $430,317)		493,982

	Short-Term Investments (7.8%)

	Federal Government & Agencies (0.9%)
	Federal Home Loan Bank, 0.08%, 3/12/10	5,000,000	4,999
	Total		4,999

	Finance Lessors (1.0%)

	Gemini Securitization Corp. LLC, 0.17%, 1/7/10	5,000,000	5,000
	Total		5,000

	Finance Services (1.0%)

	Alpine Securitization, 0.17%, 1/19/10	5,000,000	4,999
	Total		4,999

	Oil and Gas (2.1%)

	Devon Energy Corp., 0.08%, 1/4/10	10,640,000	10,640
	Devon Energy Corp., 0.14%, 1/4/10	860,000	860
	Total		11,500

	Short Term Business Credit (2.8%)

(b)	Atlantic Asset Securitization LLC, 0.18%, 1/15/10	5,000,000	5,000
	Ranger Funding Co. LLC, 0.14%, 1/7/10	10,000,000	10,000
	Total		15,000

	Total Short-Term Investments (Cost: $41,498)		41,498

	Total Investments (100.0%) (Cost: $471,815)(a)		535,480
	Other Assets, Less Liabilities (0.0%)		55
	Net Assets (100.0%)		535,535

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $473,471 and the net unrealized appreciation of investments based on that cost was $62,009 which is comprised of $83,776 aggregate gross unrealized appreciation and $21,767 aggregate gross unrealized depreciation.

4 Growth Stock Portfolio

Growth Stock Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000's)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000's)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2009, $24,070)	87	3/10	$87

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$493,982	$-	$-
Short-Term Investments	-	41,498	-
Other Financial Instruments^	87	-	-
Total	$494,069	$41,498	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio 5

Focused Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$265 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Focused Appreciation Portfolio, has engaged Janus Capital Management LLC (Janus) to act as sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential. The Portfolio is managed using a “bottom-up” approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Although the Portfolio is diversified, it may hold larger positions in a smaller number of companies than more diversified funds.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 1000® Growth Index, Information Technology shares performed best gaining more than 60%. The traditionally defensive Consumer Staples and Utilities sectors performed worst, but each nevertheless managed gains of around 17%.

Portfolio Performance

For the twelve months ended December 31, 2009, the Portfolio outperformed its benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 42.47%, compared with the 37.21% return of the benchmark. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Large-Cap Growth Funds, was 37.97%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

Holdings within the Information Technology, Financials and Consumer Staples sectors were the largest contributors to relative results. In terms of detractors, the Portfolio’s holdings within Health Care and Materials provided the largest drag on relative results in 2009.

The Portfolio’s top individual contributor was Apple, Inc. The company, which was a winning position for the Portfolio for much of the year, gained market share in the PC market during a period of soft economic growth, while its iPhone and other portable devices were market leaders.

Precision Castparts Corp. also topped the list of relative contributors. Economic recovery continued to provide a positive background for this manufacturer of complex metal components and products to the aerospace industry. We favored this holding because, while Precision’s business may be somewhat cyclical, the steel casting business historically has had high barriers to entry with good stability.

At the other end of the spectrum, biopharmaceutical company Gilead Sciences, Inc. was the largest individual detractor during 2009 amid uncertainty surrounding health care reform.

First Solar, Inc. also declined during the period. The company designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but ultimately sold this position after long-term contracts it signed clouded its sales prospects and profitability in our view.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s current sub-adviser.

In terms of positioning, the Portfolio was overweight Financials, Information Technology and Health Care, while underweight consumer related sectors, Industrials and Energy relative to the benchmark at the end of the period. We continue to focus on businesses we believe have multi-year opportunities to grow market share and improve margins.

Looking ahead, we believe the U.S. economy continues to face challenges, despite economic data pointing to a recovery. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking in our view. We believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending. In addition, strong government and private sector balance sheets seem capable of driving continued growth. That said, we are concerned that many stock valuations at year end reflected optimistic assumptions about the economic environment.

6 Focused Appreciation Portfolio

Focused Appreciation Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Focused Appreciation Portfolio	42.47%	5.87%	10.18%
Russell 1000® Growth Index	37.21%	1.63%	5.26%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	37.97%	1.22%	–
*Inceptiondate of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Apple, Inc.	10.3%
Celgene Corp.	6.2%
Precision Castparts Corp.	5.5%
Google, Inc. - Class A	5.1%
Cisco Systems, Inc.	5.1%
Oracle Corp.	4.8%
Anheuser-Busch InBev NV, ADR	4.1%
Gilead Sciences, Inc.	4.0%
Bank of America Corp.	3.6%
CME Group, Inc. - Class A	3.4%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio 7

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (91.0%)	Shares/ $ Par	Value $(000's)
	Consumer Discretionary (4.3%)

*	Kohl's Corp.	47,650	2,570
	News Corp. - Class A	642,565	8,797

	Total		11,367

	Consumer Staples (8.1%)

*	Anheuser-Busch InBev NV, ADR	207,350	10,789
	Colgate-Palmolive Co.	35,175	2,890
	CVS Caremark Corp.	241,894	7,791

	Total		21,470

	Energy (2.1%)

	Petroleo Brasileiro SA, ADR	118,095	5,631

	Total		5,631

	Financials (13.1%)

*	ACE, Ltd.	83,185	4,192
	Bank of America Corp.	634,850	9,561
	The Charles Schwab Corp.	21,074	397
	CME Group, Inc. - Class A	27,045	9,086
	The Goldman Sachs Group, Inc.	29,575	4,993
	JPMorgan Chase & Co.	153,210	6,384

	Total		34,613

	Health Care (14.6%)

	Alcon, Inc.	47,510	7,808
*	Celgene Corp.	292,870	16,307
*	Gilead Sciences, Inc.	242,995	10,517
*	Intuitive Surgical, Inc.	6,750	2,047
*	Vertex Pharmaceuticals, Inc.	49,635	2,127

	Total		38,806

	Industrials (6.9%)

	Precision Castparts Corp.	131,575	14,519
	United Parcel Service, Inc. - Class B	64,455	3,698

	Total		18,217

	Information Technology (33.2%)

	Amphenol Corp. - Class A	34,063	1,573
*	Apple, Inc.	129,224	27,248
*	Cisco Systems, Inc.	558,925	13,381
*	Corning, Inc.	410,020	7,917
*	Google, Inc. - Class A	21,727	13,470
	Oracle Corp.	522,465	12,821
*	Research In Motion, Ltd.	125,949	8,507
*	Yahoo!, Inc.	181,265	3,042

Total			87,959

Materials (3.5%)

Monsanto Co.		105,645	8,637

	Common Stocks (91.0%)	Shares/ $ Par	Value $(000's)
	Materials continued
	Vale SA, ADR	17,405	505

	Total		9,142

	Telecommunication Services (5.2%)

	America Movil SAB de CV - Series L, ADR	42,730	2,007
*	Crown Castle International Corp.	164,287	6,414
*	tw telecom, Inc.	313,130	5,367

	Total		13,788

	Total Common Stocks (Cost: $204,054)		240,993

	Preferred Stocks (1.6%)
	Energy (1.1%)

	Petroleo Brasileiro SA, ADR - Class A,	67,691	2,869

	Total		2,869

	Financials (0.5%)

	Bank of America Corp., 10.00%, 12/31/49	99,560	1,486

	Total		1,486

	Total Preferred Stocks (Cost: $4,093)		4,355

	Short-Term Investments (7.8%)
	Electric Utilities (0.4%)

	American Electric Power Co., 0.20%, 1/4/10	1,000,000	1,000

	Total		1,000

	Federal Government & Agencies (2.2%)

	Federal Home Loan Bank, 0.08%, 1/27/10	600,000	600
	Federal Home Loan Bank, 0.09%, 2/10/10	1,300,000	1,300
	Federal Home Loan Bank, 0.10%, 1/13/10	1,900,000	1,900
	Federal Home Loan Bank, 0.10%, 2/19/10	1,100,000	1,099
	Federal Home Loan Bank, 0.11%, 1/11/10	1,000,000	1,000
	Total		5,899

	Finance Lessors (1.1%)

	Gemini Securitization Corp. LLC, 0.17%, 1/7/10	3,000,000	3,000
	Total		3,000

Short-Term Investments (7.8%)	Shares/ $ Par	Value $(000's)
Miscellaneous Business Credit Institutions (1.1%)

Park Avenue Receivables, 0.15%, 1/5/10	3,000,000	3,000

Total		3,000

Oil and Gas (0.7%)

Devon Energy Corp., 0.14%, 1/4/10	1,800,000	1,800

Total		1,800

Personal Credit Institutions (1.2%)

Bryant Park Funding LLC, 0.17%, 1/19/10	3,000,000	3,000

Total		3,000

Short Term Business Credit (1.1%)

Atlantic Asset Securitization LLC, 0.18%, 1/15/10	3,000,000	3,000

Total		3,000

Total Short-Term Investments (Cost: $20,699)		20,699

Total Investments (100.4%) (Cost: $228,846)(a)		266,047

Other Assets, Less Liabilities (-0.4%)		(1,101)

Net Assets (100.0%)		264,946

The Accompanying Notes are an Integral Part of the Financial Statements.

8 Focused Appreciation Portfolio

Focused Appreciation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $229,662 and the net unrealized appreciation of investments based on that cost was $36,385 which is comprised of $40,834 aggregate gross unrealized appreciation and $4,449 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$240,993	$-	$-
Preferred Stocks	4,355	-	-
Short-Term Investments	-	20,699	-
Other Financial Instruments^	-	-	-
Total	$245,348	$20,699	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio 9

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of large U.S. companies.	$380 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Large Cap Core Stock Portfolio. The Portfolio seeks long-term growth of capital and income. The Portfolio invests primarily in equity securities of high quality, large capitalization companies across all market sectors that may include both “growth” and “value” stocks. In selecting investments, the Portfolio’s manager looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Portfolio’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500® Index to seek to enhance the Portfolio’s total return or reduce fluctuations in market value relative to the S&P 500® Index.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns, and growth oriented stocks outperformed value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the S&P 500® Index, stocks in the Information Technology sector performed best, gaining more than 60%. The traditionally defensive Telecommunication Services sector performed worst, gaining 9%.

Portfolio Results

The Large Cap Core Stock Portfolio returned 29.33% for all of 2009. By comparison, the S&P 500® Index returned 26.46%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Core Funds peer group average return was 27.98%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s performance relative to the Index benefited from our decision in early 2009 to add what we believed to be attractively valued, high quality, economically sensitive companies that lagged in 2008, which resulted in a sizable contribution to relative return from stock selection in the Energy and Financials sectors.

Early in 2009, we reduced our stake in big, integrated oil producer Exxon Mobil Corp., which held up well in 2008, and put that money to work in equipment and services names. Both sides of this trade contributed to relative results—it was beneficial to be underrepresented in shares of Exxon for the year, while stakes in service firms Weatherford International, Ltd., National-Oilwell Varco, Inc., and Cameron International Corp. all helped performance. This positioning was also consistent with our larger thesis that the big integrateds faced challenges in terms of access and pricing at new oil fields, while the smaller, nimble exploration and services firms were better positioned for growth under prevailing industry conditions.

It was a similar story in Financials. We moved to an overweight position in this sector early in the year after being underrepresented in these companies in 2008. We were able to buy what we considered to be some of the very best names in the sector at extremely advantageous prices. We increased our exposure to Prudential Financial, Inc., State Street Corp., JPMorgan Chase & Co. and Morgan Stanley, among others. These stocks all contributed to outperformance for the year.

The Portfolio’s investments in Health Care companies detracted most from relative results, largely as a result of positioning in the biotechnology industry. We reduced our exposure to this industry early in 2009 after strong performance in 2008. Unfortunately, we did not reduce our allocation fast or far enough, in part because we continued to like the fundamentals of the industry, and had been long-time holders of these names. Stakes in Celgene Corp., Genzyme Corp., and Gilead Sciences, Inc. were among the leading detractors for the year.

Portfolio Manager Outlook

We have a somewhat guarded outlook for 2010. On one hand, we find stock valuations reasonable. On the other hand, interest rates are likely to rise from a very low base, which would not be positive for equities. We will continue to focus on risk and reward in 2010, carefully evaluating current and prospective investments, developing valuation targets, and letting those measures guide our buy and sell decisions. Our sector and industry allocations reflect where we are finding what we consider to be the best opportunities at a given time. As of December 31, 2009, our largest sector overweight was in Health Care, with Utilities the largest underweight.

10 Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	29.33%	0.89%	-1.45%
S&P 500® Index	26.46%	0.42%	-0.95%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	27.98%	0.26%	-0.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Exxon Mobil Corp.	3.1%
JPMorgan Chase & Co.	2.4%
Microsoft Corp.	2.3%
Chevron Corp.	2.1%
Bank of America Corp.	2.0%
Apple, Inc.	1.8%
AT&T, Inc.	1.8%
The Procter & Gamble Co.	1.8%
International Business Machines Corp.	1.7%
General Electric Co.	1.6%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio 11

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000's)

	Consumer Discretionary (8.4%)

	Abercrombie & Fitch Co. - Class A	37,500	1,307
*	Amazon.com, Inc.	18,200	2,448
	Coach, Inc.	28,200	1,030
*	Ford Motor Co.	234,200	2,342
	The Home Depot, Inc.	31,500	911
	Johnson Controls, Inc.	97,200	2,648
*	Kohl's Corp.	76,400	4,120
	Lowe's Cos., Inc.	107,100	2,505
	McDonald's Corp.	27,700	1,730
	The McGraw-Hill Cos., Inc.	48,100	1,612
	NIKE, Inc. - Class B	54,700	3,614
	Omnicom Group, Inc.	65,800	2,576
	Staples, Inc.	38,200	939
	Starwood Hotels & Resorts Worldwide, Inc.	37,500	1,372
	Target Corp.	53,600	2,593
	Total		31,747

	Consumer Staples (10.3%)

	The Coca-Cola Co.	32,300	1,841
	Colgate-Palmolive Co.	23,500	1,930
	Costco Wholesale Corp.	34,900	2,065
	CVS Caremark Corp.	112,722	3,631
	General Mills, Inc.	44,100	3,123
	H.J. Heinz Co.	67,600	2,891
*	Hansen Natural Corp.	32,100	1,233
	The Kroger Co.	72,300	1,484
	PepsiCo, Inc.	87,800	5,338
	Philip Morris International, Inc.	79,500	3,831
	The Procter & Gamble Co.	109,662	6,649
	Wal-Mart Stores, Inc.	93,100	4,976
	Total		38,992

	Energy (12.3%)

	Anadarko Petroleum Corp.	33,300	2,079
	Chevron Corp.	101,400	7,807
	Exxon Mobil Corp.	170,400	11,620
	Halliburton Co.	63,300	1,905
	Hess Corp.	51,600	3,122
	National-Oilwell Varco, Inc.	67,500	2,976
	Occidental Petroleum Corp.	24,000	1,952
*	Petrohawk Energy Corp.	107,500	2,579
	Schlumberger, Ltd.	57,600	3,749
*	Southwestern Energy Co.	69,700	3,359
*	Transocean, Ltd.	21,300	1,764
	XTO Energy, Inc.	86,150	4,008
	Total		46,920

	Financials (14.3%)

	American Express Co.	53,900	2,184

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000's)

	Financials continued
	Bank of America Corp.	502,707	7,571
	The Bank of New York Mellon Corp.	72,500	2,028
	Citigroup, Inc.	597,500	1,978
	CME Group, Inc. - Class A	5,900	1,982
	The Goldman Sachs Group, Inc.	25,500	4,305
	JPMorgan Chase & Co.	218,096	9,088
	MetLife, Inc.	52,000	1,838
	Morgan Stanley	90,300	2,673
	PNC Financial Services Group, Inc.	35,930	1,897
	Prudential Financial, Inc.	70,800	3,523
	State Street Corp.	93,000	4,049
	T. Rowe Price Group, Inc.	49,400	2,631
	The Travelers Cos., Inc.	70,100	3,495
	Wells Fargo & Co.	190,600	5,144
	Total		54,386

	Health Care (13.6%)

	Abbott Laboratories	92,100	4,972
	Aetna, Inc.	50,700	1,607
	Allergan, Inc.	49,200	3,100
*	Amgen, Inc.	39,100	2,212
	Baxter International, Inc.	74,284	4,359
*	Celgene Corp.	65,795	3,663
*	Express Scripts, Inc.	50,200	4,340
*	Gilead Sciences, Inc.	91,400	3,956
	Johnson & Johnson	61,500	3,961
*	Medco Health Solutions, Inc.	59,600	3,809
	Medtronic, Inc.	43,600	1,918
	Merck & Co., Inc.	80,738	2,950
	Pfizer, Inc.	263,400	4,791
	Teva Pharmaceutical Industries, Ltd., ADR	35,400	1,989
*	Thermo Fisher Scientific, Inc.	59,000	2,814
	UnitedHealth Group, Inc.	35,500	1,082
	Total		51,523

	Industrials (10.2%)

	3M Co.	39,100	3,233
	Cummins, Inc.	47,300	2,169
	Danaher Corp.	33,700	2,534
	Deere & Co.	44,300	2,396
	FedEx Corp.	11,300	943
*	Foster Wheeler AG	62,500	1,840
	General Electric Co.	405,500	6,135
	Lockheed Martin Corp.	13,100	987
	Norfolk Southern Corp.	58,500	3,067
	PACCAR, Inc.	52,600	1,908
	Precision Castparts Corp.	14,100	1,556
	Raytheon Co.	42,200	2,174
	Union Pacific Corp.	72,800	4,652

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000's)

	Industrials continued
	United Parcel Service, Inc. - Class B	45,200	2,593
	United Technologies Corp.	37,800	2,624
	Total		38,811

	Information Technology (18.8%)

*	Adobe Systems, Inc.	34,800	1,280
*	Agilent Technologies, Inc.	45,200	1,404
	Analog Devices, Inc.	21,600	682
*	Apple, Inc.	33,200	7,001
	Applied Materials, Inc.	96,800	1,349
	Automatic Data Processing, Inc.	32,300	1,383
*	Broadcom Corp. - Class A	43,700	1,374
*	Cisco Systems, Inc.	226,900	5,432
	Corning, Inc.	76,200	1,472
*	Dell, Inc.	80,300	1,153
*	eBay, Inc.	52,300	1,231
*	EMC Corp.	112,800	1,971
*	Google, Inc. - Class A	8,800	5,456
	Hewlett-Packard Co.	94,300	4,857
	Intel Corp.	220,100	4,490
	International Business Machines Corp.	49,700	6,506
*	Juniper Networks, Inc.	50,200	1,339
	MasterCard, Inc. - Class A	5,200	1,331
	Microsoft Corp.	284,300	8,668
*	Motorola, Inc.	142,300	1,104
	Oracle Corp.	150,400	3,691
	QUALCOMM, Inc.	63,500	2,938
*	Symantec Corp.	71,500	1,279
	Texas Instruments, Inc.	61,400	1,600
	Western Union Co.	64,200	1,210
*	Yahoo!, Inc.	77,500	1,301
	Total		71,502

	Materials (4.4%)

	Alcoa, Inc.	163,800	2,640
	The Dow Chemical Co.	95,100	2,628
	Ecolab, Inc.	40,700	1,814
	Freeport-McMoRan Copper & Gold, Inc.	25,800	2,071
	Monsanto Co.	40,900	3,344
	Potash Corp. of Saskatchewan, Inc.	20,000	2,170
	Praxair, Inc.	25,300	2,032
	Total		16,699

	Telecommunication Services (3.3%)

*	American Tower Corp. - Class A	75,600	3,267
	AT&T, Inc.	246,200	6,901

The Accompanying Notes are an Integral Part of the Financial Statements.

12 Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000's)

	Telecommunication Services continued

	Verizon Communications, Inc.	67,800	2,246
	Total		12,414

	Utilities (1.7%)
	American Electric Power Co., Inc.	54,000	1,879
	Exelon Corp.	43,100	2,106
	FPL Group, Inc.	50,500	2,667
	Total		6,652

	Total Common Stocks (Cost: $341,135)		369,646

	Short-Term Investments (2.6%)

	Federal Government & Agencies (1.5%)
(b)	Federal Home Loan Bank Disc Corp., 0.08%, 3/12/10	5,000,000	4,999
	Federal Home Loan Bank Disc Corp., 0.085%, 2/12/10	800,000	800
	Total		5,799

	Oil and Gas (1.1%)
	Devon Energy Corp., 0.140%, 1/4/10	4,000,000	4,000
	Total		4,000
	Total Short-Term Investments (Cost: $9,799)		9,799

	Total Investments (99.9%) (Cost: $350,934)(a)		379,445

	Other Assets, Less Liabilities (0.1%)		364

	Net Assets (100.0%)		379,809

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $352,162 and the net unrealized appreciation of investments based on that cost was $27,283 which is comprised of $54,138 aggregate gross unrealized appreciation and $26,855 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000's)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000's)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2009, $830)	3	3/10	$3

The Accompanying Notes are an Integral Part of the Financial Statements

Large Cap Core Stock Portfolio 13

Large Cap Core Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)

Assets:

Domestic Common Stocks	$369,646	$-	$-

Short-Term Investments	-	9,799	-

Other Financial Instruments^	3	-	-

Total	$369,649	$9,799	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements

14 Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity and equity-related securities of large U.S. companies.	$47 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Cap Blend Portfolio, has engaged Capital Guardian Trust Company (Capital Guardian) to act as sub-adviser for the Portfolio. The Portfolio objectives are long-term growth of capital and income. The Portfolio seeks to meet its investment objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes), in equity and equity-related securities of U.S. large-capitalization companies, defined as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Large Cap Blend Portfolio uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits of the Portfolio’s objectives and policies.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the S&P 500® Index, Information Technology shares performed best, gaining more than 60%. The traditionally defensive Telecommunication Services sector performed worst, gaining 9%.

Portfolio Results

The Large Cap Blend Portfolio returned 27.40% for the twelve months ended December 31, 2009. By comparison, the S&P 500® Index returned 26.46%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Large-Cap Core Funds peer group average return was 27.98%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

In terms of individual contributors, Portfolio holdings The Goldman Sachs Group, Inc., Google, Inc., Cerner Corp. and Apple, Inc. all more than doubled, helping returns. Goldman Sachs benefited from resurgent capital markets. Google rose on gains in advertising revenue and hopes for its Android operating system for mobile devices. Cerner was helped by government incentives to digitize medical records. Apple experienced a surge in the popularity of its iPhone. American Tower Corp. also helped Portfolio results, benefiting from the growing ubiquity of mobile browsing and the need for carriers to upgrade wireless infrastructure.

In terms of contribution to return by sector, stock selection and an underweight position in Energy companies helped results. Schlumberger, Ltd. was a strong contributor. Owning very little of Exxon Mobil Corp. also was a plus, as the stock posted negative returns for the year. Stock selection and an emphasis on Consumer Discretionary stocks, including Target Corp., was a positive factor. The Portfolio also was helped by deemphasizing Utilities, which lagged in the rebound.

Stock selection and an underweight position in Industrials hampered returns. Stock selection among Financials overall was a negative factor, as our selections in the sector were generally focused on companies with strong balance sheets that we believed would return to normalized earnings quicker than their peers. Financially weaker companies, however, experienced stronger rebounds from the market bottom. The Portfolio’s modest cash position also was a drag in a rising market.

During the year, we made a number of changes to the Portfolio’s holdings, adding to Consumer Staples companies, including Philip Morris International, Inc. and The Procter & Gamble Co. We also added to Energy holdings, including Royal Dutch Shell PLC and Weatherford International, Ltd. The Portfolio’s weighting in the Industrials sector was lowered by reducing or eliminating a number of stocks that hampered results in 2009. These included United Parcel Service, Inc., Fluor Corp. and General Electric Co. We also eliminated the Portfolio’s position in Genentech Inc., although the Health Care sector remains an area of focus.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s current sub-adviser.

The Portfolio has significant investments in media and retail companies, based on our belief that the diminished consumer spending consensus may be overly pessimistic. The Portfolio also holds consumer oriented companies in the areas of tobacco and beverages given our outlook for their cash flows and ability to increase dividends.

Large Cap Blend Portfolio 15

Large Cap Blend Portfolio

Aggressive cost cutting has helped many companies achieve results that have exceeded market expectations. We are focused on finding companies that we believe will be able to reliably grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies gradually fade. The Portfolio has investments in companies that we believe fit this description in the areas of Information Technology, where product cycles have revived revenue growth; Health Care, where we expect legislation to provide growth opportunities; and Materials, where supply bottlenecks and rising global demand for specific products should lead to pricing power.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	Since Inception*
Large Cap Blend Portfolio	27.40%	-11.96%
S&P 500® Index	26.46%	-8.02%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	27.98%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Philip Morris International, Inc.	3.7%
Google, Inc. - Class A	3.4%
The Goldman Sachs Group, Inc.	3.3%
Target Corp.	2.4%
PepsiCo, Inc.	2.3%
Celgene Corp.	2.2%
Baxter International, Inc.	2.1%
Royal Dutch Shell PLC - Class A, ADR	2.1%
JPMorgan Chase & Co.	2.0%
American Tower Corp. - Class A	2.0%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

16 Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (97.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.2%)

*	Carnival Corp.	7,600	241
	CBS Corp. - Class B	23,200	326
	Coach, Inc.	1,900	69
	Gannett Co., Inc.	11,500	171
*	Hanesbrands, Inc.	2,283	55
	The Home Depot, Inc.	14,000	405
	Honda Motor Co., Ltd., ADR	6,100	207
	Lowe’s Cos., Inc.	22,500	526
	Scripps Networks Interactive - Class A	5,700	237
	Strayer Education, Inc.	700	149
	Target Corp.	23,100	1,117
	Time Warner Cable, Inc.	6,343	262
*	Urban Outfitters, Inc.	3,300	115
*	Viacom, Inc. - Class B	11,500	342
	The Walt Disney Co.	17,700	571
	Total		4,793

	Consumer Staples (12.1%)

	Alberto-Culver Co.	3,100	91
	Altria Group, Inc.	7,100	139
	The Coca-Cola Co.	5,082	290
	Colgate-Palmolive Co.	3,800	312
	Costco Wholesale Corp.	1,200	71
	General Mills, Inc.	3,500	248
	Kraft Foods, Inc. - Class A	15,700	427
	PepsiCo, Inc.	17,900	1,088
	Philip Morris International, Inc.	35,900	1,730
	The Procter & Gamble Co.	8,700	527
	Unilever NV	2,800	91
	Wal-Mart Stores, Inc.	12,400	663
	Total		5,677

	Energy (8.3%)

	Anadarko Petroleum Corp.	2,800	175
	Baker Hughes, Inc.	1,800	73
	Cenovus Energy, Inc.	5,300	134
	Chevron Corp.	6,300	485
	Diamond Offshore Drilling, Inc.	1,900	187
	Exxon Mobil Corp.	3,100	211
	Marathon Oil Corp.	4,300	134
	Pioneer Natural Resources Co.	5,500	265
	Royal Dutch Shell PLC- Class A, ADR	16,400	986
	Royal Dutch Shell PLC - Class B, ADR	1,700	99
	Schlumberger, Ltd.	11,300	736
*	Transocean, Ltd.	800	66
*	Weatherford International, Ltd.	18,900	338
	Total		3,889

	Common Stocks (97.0%)	Shares/ $ Par	Value $ (000’s)

	Financials (12.2%)

	The Allstate Corp.	20,900	628
	Aon Corp.	2,200	84
	The Bank of New York Mellon Corp.	2,300	64
*	Berkshire Hathaway, Inc. - Class A	2	198
	BlackRock, Inc.	400	93
	The Charles Schwab Corp.	23,100	435
	CME Group, Inc. - Class A	300	101
	The Goldman Sachs Group, Inc.	9,300	1,570
	Hudson City Bancorp, Inc.	23,500	323
	JPMorgan Chase & Co.	22,500	938
	Plum Creek Timber Co., Inc.	9,600	362
*	The Progressive Corp.	26,900	484
	RenaissanceRe Holdings, Ltd.	1,800	96
	State Street Corp.	2,100	91
	T. Rowe Price Group, Inc.	3,100	165
	Ventas, Inc.	2,600	114
	Total		5,746

	Health Care (15.7%)

	Aetna, Inc.	5,400	171
	Allergan, Inc.	9,900	624
	Baxter International, Inc.	17,100	1,003
*	Celgene Corp.	18,700	1,041
*	Cerner Corp.	10,200	841
*	DaVita, Inc.	13,800	811
	Johnson & Johnson	6,300	406
	Medtronic, Inc.	12,600	554
	Merck & Co., Inc.	22,099	807
*	Mettler-Toledo International, Inc.	800	84
	Shire PLC, ADR	10,200	599
	Teva Pharmaceutical Industries, Ltd., ADR	4,400	247
	UnitedHealth Group, Inc.	7,400	226
	Total		7,414

	Industrials (7.3%)

	The Boeing Co.	3,400	184
	Cummins, Inc.	4,500	206
	Danaher Corp.	2,850	214
	Emerson Electric Co.	7,800	332
	FedEx Corp.	5,200	434
*	First Solar, Inc.	2,800	379
	General Electric Co.	16,100	243
	Illinois Tool Works, Inc.	5,600	269
*	Iron Mountain, Inc.	7,200	164
*	Jacobs Engineering Group, Inc.	1,000	38
	Norfolk Southern Corp.	7,800	409
	Parker Hannifin Corp.	1,700	92

	Common Stocks (97.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued

	Union Pacific Corp.	1,200	77
	United Parcel Service, Inc. - Class B	3,800	218
	United Technologies Corp.	2,800	194
	Total		3,453

	Information Technology (19.2%)

*	Adobe Systems, Inc.	15,000	552
*	Agilent Technologies, Inc.	7,400	230
*	Apple, Inc.	2,500	527
*	Broadcom Corp. - Class A	13,400	421
*	Cisco Systems, Inc.	35,800	857
*	Google, Inc. - Class A	2,550	1,581
	Hewlett-Packard Co.	3,800	196
	International Business Machines Corp.	2,900	379
	Jabil Circuit, Inc.	12,300	214
*	Juniper Networks, Inc.	28,300	755
	Maxim Integrated Products, Inc.	12,200	248
	Microchip Technology, Inc.	4,600	134
	Microsoft Corp.	9,500	290
*	NetApp, Inc.	5,300	182
	Nintendo Co., Ltd., ADR	8,600	256
	Oracle Corp.	7,500	184
	Paychex, Inc.	14,900	456
	QUALCOMM, Inc.	10,700	495
*	Research In Motion, Ltd.	5,000	338
	Tyco Electronics, Ltd.	7,200	177
	Visa, Inc. - Class A	5,900	516
*	Yahoo!, Inc.	3,700	62
	Total		9,050

	Materials (8.3%)

	Air Products and Chemicals, Inc.	3,100	251
	Allegheny Technologies, Inc.	11,000	492
	Barrick Gold Corp.	14,800	583
	Cliffs Natural Resources, Inc.	7,500	346
	Freeport-McMoRan Copper & Gold, Inc.	3,400	273
	Monsanto Co.	6,200	507
	Nucor Corp.	8,900	415
	Potash Corp. of Saskatchewan, Inc.	2,500	271
	Vulcan Materials Co.	14,500	764
	Total		3,902

	Telecommunication Services (2.7%)

*	American Tower Corp. - Class A	21,300	921
	AT&T, Inc.	7,100	199

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio 17

Large Cap Blend Portfolio

	Common Stocks (97.0%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
*	tw telecom, Inc.	8,000	137
	Total		1,257

	Utilities (1.0%)

	American Water Works Co., Inc.	9,000	202
	Edison International	1,800	63
	Sempra Energy	3,600	201
	Total		466
	Total Common Stocks (Cost: $41,359)		45,647

	Short Term Investments (3.0%)

	Oil and Gas (3.0%)

	Devon Energy Corp., 0.14%, 1/4/10	1,400,000	1,400
	Total Short-Term Investments (Cost: $1,400)		1,400

	Total Investments (100.0%) (Cost: $42,759)(a)		47,047
	Other Assets, Less Liabilities (0.0%)		(16)
	Net Assets (100.0%)		47,031

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $42,779 and the net unrealized appreciation of investments based on that cost was $4,268 which is comprised of $5,417 aggregate gross unrealized appreciation and $1,149 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)

Assets:

Domestic Common Stocks	$45,647	$-	$-

Short-Term Investments	-	1,400	-

Other Financial Instruments^	-	-	-

Total	$45,647	$1,400	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

18 Large Cap Blend Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks included in the S&P 500® Index in approximately the same proportion as each stock’s weighting in the Index.	$1.5 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 500 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio invests in stocks included in the S&P 500® Index in proportion to their weightings in the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization, and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in an attempt to achieve full replication.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, aided by the extraordinary steps taken by the Federal Reserve and governments around the world. Virtually every segment of the market enjoyed strong returns. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively.

The most economically sensitive stocks that did worst in 2008 generally performed the best in 2009. Within the S&P 500® Index, the Information Technology (up 62%), Materials (up 49%) and Consumer Discretionary (up 41%) sectors performed best, powered by the improved economic outlook around the globe. However, despite strong performance from a number of industry segments, the cyclical Industrial sector (up 21%) lagged the Index’s return because of relatively poor results by construction and engineering firms, industrial conglomerates, and commercial services and supplies companies.

At the other end of the spectrum, stocks of companies in more traditionally defensive oriented segments of the economy lagged in 2009 after outperforming in 2008. The Health Care, Consumer Staples, Utilities and Telecommunication Services sectors gained 19%, 15%, 12% and 9%, respectively, for the year. It was a similar story for the Energy sector (up 14%), as the large, integrated oil firms with many diverse lines of business held up well as the stock market declined in 2008, but lagged during the recovery.

Stocks in the Financials sector (up 18%) deserve special mention after underperforming badly in 2008 and into March 2009, when the government’s “stress tests” helped reassure investors about the health of the largest financial institutions and fears of nationalization eased.

Portfolio Results

The Index 500 Stock Portfolio posted strong positive results in the twelve months ended December 31, 2009, enjoying a total return of 26.40%. By comparison, the S&P 500® Index returned 26.46%. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500® due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, S&P 500 Index Objective Funds, was 26.10%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

As we seek to track the performance and weightings of stocks in the S&P 500® Index, we make changes in the Portfolio’s holding as the Index changes. Standard & Poor’s changes the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2009, 25 companies were added to the Index, with a like number eliminated during the year. We try to make these adjustments in a way that minimizes the cost and market impact of our trading.

Portfolio Manager Outlook

The outlook for equities is uncertain. We think that better corporate earnings will likely have to come from fundamental gains in the economy. But while we’re encouraged that the economy has stabilized, it’s hard to see a return to rapid growth as long as consumers need to repair their balance sheets and the government is constrained by massive debt.

Index 500 Stock Portfolio 19

Index 500 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	26.40%	0.35%	-0.98%
S&P 500® Index	26.46%	0.42%	-0.95%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	26.10%	0.08%	-1.29%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Exxon Mobil Corp.	3.2%
Microsoft Corp.	2.3%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
The Procter & Gamble Co.	1.8%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
General Electric Co.	1.6%
Chevron Corp.	1.5%

Sector Allocation 12/31/09

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

20 Index 500 Stock Portfolio

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.4%)

	Abercrombie & Fitch Co. - Class A	12,900	450
*	Amazon.com, Inc.	48,800	6,565
*	Apollo Group, Inc. - Class A	18,800	1,139
*	AutoNation, Inc.	13,529	259
*	AutoZone, Inc.	4,425	699
*	Bed Bath & Beyond, Inc.	38,400	1,483
	Best Buy Co., Inc.	49,975	1,972
*	Big Lots, Inc.	12,100	351
	The Black & Decker Corp.	8,800	570
*	Carnival Corp.	63,909	2,025
	CBS Corp. - Class B	99,124	1,393
	Coach, Inc.	46,700	1,706
	Comcast Corp. - Class A	417,805	7,044
	D.R. Horton, Inc.	40,400	439
	Darden Restaurants, Inc.	20,450	717
	DeVry, Inc.	9,000	511
*	DIRECTV - Class A	140,000	4,669
*	Eastman Kodak Co.	39,283	166
*	Expedia, Inc.	30,800	792
	Family Dollar Stores, Inc.	20,300	565
*	Ford Motor Co.	483,965	4,840
	Fortune Brands, Inc.	21,967	949
*	GameStop Corp. - Class A	24,100	529
	Gannett Co., Inc.	34,550	513
	The Gap, Inc.	69,675	1,460
	Genuine Parts Co.	23,400	888
*	The Goodyear Tire & Rubber Co.	35,400	499
	H&R Block, Inc.	49,100	1,111
	Harley-Davidson, Inc.	34,300	864
	Harman International Industries, Inc.	10,200	360
	Hasbro, Inc.	18,225	584
	The Home Depot, Inc.	248,900	7,201
	International Game Technology	43,500	816
*	The Interpublic Group of Companies, Inc.	71,100	525
	J.C. Penney Co., Inc.	34,550	919
	Johnson Controls, Inc.	98,200	2,675
*	Kohl’s Corp.	44,867	2,420
	Leggett & Platt, Inc.	22,233	454
	Lennar Corp. - Class A	23,600	301
	Limited Brands, Inc.	39,187	754
	Lowe’s Cos., Inc.	215,400	5,038
	Macy’s, Inc.	61,646	1,033
	Marriott International, Inc. - Class A	37,156	1,012
	Mattel, Inc.	52,888	1,057
	McDonald’s Corp.	157,978	9,864
	The McGraw-Hill Cos., Inc.	46,120	1,545

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Meredith Corp.	5,400	167
*	The New York Times Co. - Class A	16,970	210
	Newell Rubbermaid, Inc.	40,592	609
	News Corp. - Class A	329,800	4,515
	NIKE, Inc. - Class B	57,000	3,766
	Nordstrom, Inc.	24,234	911
*	Office Depot, Inc.	40,157	259
	Omnicom Group, Inc.	45,600	1,785
*	O’Reilly Automotive, Inc.	20,100	766
	Polo Ralph Lauren Corp. - Class A	8,400	680
*	Priceline.com, Inc.	6,400	1,398
*	Pulte Homes, Inc.	46,235	462
	RadioShack Corp.	18,300	357
	Ross Stores, Inc.	18,300	782
	Scripps Networks Interactive - Class A	13,100	544
*	Sears Holdings Corp.	7,080	591
	The Sherwin-Williams Co.	13,913	858
	Staples, Inc.	105,950	2,605
*	Starbucks Corp.	108,700	2,507
	Starwood Hotels & Resorts Worldwide, Inc.	27,400	1,002
	Target Corp.	110,057	5,323
	Tiffany & Co.	18,167	781
	Time Warner Cable, Inc.	51,592	2,135
	Time Warner, Inc.	170,833	4,978
	The TJX Cos., Inc.	61,400	2,244
	VF Corp.	12,957	949
*	Viacom, Inc. - Class B	88,824	2,641
	The Walt Disney Co.	272,957	8,803
	The Washington Post Co. - Class B	900	396
	Whirlpool Corp.	10,844	875
	Wyndham Worldwide Corp.	26,186	528
	Wynn Resorts, Ltd.	10,100	588
	Yum! Brands, Inc.	68,460	2,394
	Total		139,135

	Consumer Staples (11.5%)

	Altria Group, Inc.	303,322	5,954
	Archer-Daniels-Midland Co.	94,003	2,943
	Avon Products, Inc.	62,500	1,969
	Brown-Forman Corp. - Class B	16,122	864
	Campbell Soup Co.	27,822	940
	The Clorox Co.	20,450	1,247
	The Coca-Cola Co.	339,075	19,327
	Coca-Cola Enterprises, Inc.	46,500	986
	Colgate-Palmolive Co.	72,722	5,974
	ConAgra Foods, Inc.	64,867	1,495

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
*	Constellation Brands, Inc. - Class A	29,200	465
	Costco Wholesale Corp.	63,764	3,773
	CVS Caremark Corp.	206,461	6,650
*	Dean Foods Co.	26,400	476
	Dr. Pepper Snapple Group, Inc.	37,200	1,053
	The Estee Lauder Cos., Inc. - Class A	17,300	837
	General Mills, Inc.	47,767	3,382
	H.J. Heinz Co.	46,217	1,976
	The Hershey Co.	24,300	870
	Hormel Foods Corp.	10,200	392
	The J.M. Smucker Co.	17,400	1,074
	Kellogg Co.	37,157	1,977
	Kimberly-Clark Corp.	60,756	3,871
	Kraft Foods, Inc. - Class A	216,196	5,876
	The Kroger Co.	95,205	1,955
	Lorillard, Inc.	23,546	1,889
	McCormick & Co., Inc.	19,200	694
	Mead Johnson Nutrition Co.	129,831	5,674
	Molson Coors Brewing Co. - Class B	23,000	1,039
	The Pepsi Bottling Group, Inc.	21,100	791
	PepsiCo, Inc.	228,330	13,882
	Philip Morris International, Inc.	278,722	13,432
	The Procter & Gamble Co.	427,564	25,923
	Reynolds American, Inc.	24,700	1,308
	Safeway, Inc.	59,500	1,267
	Sara Lee Corp.	102,035	1,243
	SUPERVALU, Inc.	31,070	395
	Sysco Corp.	86,625	2,420
	Tyson Foods, Inc. - Class A	44,700	549
	Walgreen Co.	144,746	5,315
	Wal-Mart Stores, Inc.	312,300	16,692
*	Whole Foods Market, Inc.	20,600	566
	Total		169,405

	Energy (11.4%)

	Anadarko Petroleum Corp.	71,924	4,490
	Apache Corp.	49,246	5,081
	Baker Hughes, Inc.	45,330	1,835
	BJ Services Co.	43,000	800
	Cabot Oil & Gas Corp.	15,200	663
*	Cameron International Corp.	35,800	1,496
	Chesapeake Energy Corp.	94,800	2,453
	Chevron Corp.	293,614	22,605

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio 21

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	ConocoPhillips	217,138	11,089
	CONSOL Energy, Inc.	26,500	1,320
*	Denbury Resources, Inc.	36,600	542
	Devon Energy Corp.	65,000	4,778
	Diamond Offshore Drilling, Inc.	10,200	1,004
	El Paso Corp.	102,671	1,009
	ENSCO International PLC, ADR	20,800	831
	EOG Resources, Inc.	36,920	3,592
	Exxon Mobil Corp.	694,756	47,375
	* FMC Technologies, Inc.	17,900	1,035
	Halliburton Co.	132,038	3,973
	Hess Corp.	42,600	2,577
	Marathon Oil Corp.	103,566	3,233
	Massey Energy Co.	12,500	525
	Murphy Oil Corp.	27,900	1,512
*	Nabors Industries, Ltd.	41,500	908
	National-Oilwell Varco, Inc.	61,200	2,698
	Noble Energy, Inc.	25,400	1,809
	Occidental Petroleum Corp.	118,740	9,660
	Peabody Energy Corp.	39,200	1,772
	Pioneer Natural Resources Co.	16,900	814
	Range Resources Corp.	23,100	1,152
*	Rowan Cos., Inc.	16,650	377
	Schlumberger, Ltd.	175,734	11,439
	Smith International, Inc.	36,200	984
*	Southwestern Energy Co.	50,500	2,434
	Spectra Energy Corp.	94,636	1,941
	Sunoco, Inc.	17,100	446
	Tesoro Corp.	20,500	278
	Valero Energy Corp.	82,600	1,384
	The Williams Companies, Inc.	85,300	1,798
	XTO Energy, Inc.	84,923	3,951
	Total		167,663

	Financials (14.1%)

	Aflac, Inc.	68,450	3,166
	The Allstate Corp.	78,528	2,359
	American Express Co.	174,075	7,053
*	American International Group, Inc.	19,691	590
	Ameriprise Financial,Inc.	37,355	1,450
	Aon Corp.	40,100	1,537
	Apartment Investment & Management Co. - Class A	17,156	273
	Assurant, Inc.	17,100	504
	AvalonBay Communities, Inc.	11,873	975
	Bank of America Corp.	1,454,296	21,902
	The Bank of New York Mellon Corp.	176,263	4,930
	BB&T Corp.	100,600	2,552
	Boston Properties, Inc.	20,300	1,361

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Capital One Financial Corp.	65,829	2,524
*	CB Richard Ellis Group, Inc. - Class A	39,500	536
	The Charles Schwab Corp.	139,511	2,626
	The Chubb Corp.	50,000	2,459
	Cincinnati Financial Corp.	23,775	624
	Citigroup, Inc.	2,853,848	9,446
	CME Group, Inc. - Class A	9,700	3,259
	Comerica, Inc.	22,150	655
	Discover Financial Services	79,456	1,169
*	E*TRADE Financial Corp.	226,600	397
	Equity Residential	40,400	1,365
	Federated Investors, Inc. - Class B	12,900	355
	Fifth Third Bancorp	116,434	1,135
*	First Horizon National Corp.	32,460	435
	Franklin Resources, Inc.	21,850	2,302
*	Genworth Financial, Inc. - Class A	71,400	810
	The Goldman Sachs Group, Inc.	75,200	12,697
	The Hartford Financial Services Group, Inc.	56,050	1,304
	HCP, Inc.	42,900	1,310
	Health Care REIT, Inc.	18,000	798
	Host Hotels & Resorts, Inc.	94,294	1,100
	Hudson City Bancorp, Inc.	69,200	950
	Huntington Bancshares, Inc.	104,642	382
*	IntercontinentalExchange, Inc.	10,700	1,202
	Invesco, Ltd.	62,800	1,475
	Janus Capital Group, Inc.	26,629	358
	JPMorgan Chase & Co.	576,729	24,032
	KeyCorp	128,575	714
	Kimco Realty Corp.	58,800	796
	Legg Mason, Inc.	23,800	718
*	Leucadia National Corp.	27,800	661
	Lincoln National Corp.	44,230	1,100
	Loews Corp.	52,821	1,920
	M&T Bank Corp.	12,100	809
	Marsh & McLennan Cos., Inc.	77,180	1,704
	Marshall & Ilsley Corp.	76,800	419
	MetLife, Inc.	119,874	4,238
	Moody’s Corp.	28,750	770
	Morgan Stanley	198,913	5,888
*	The Nasdaq OMX Group, Inc.	21,600	428
	Northern Trust Corp.	35,350	1,852
	NYSE Euronext	38,100	964

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	People’s United Financial, Inc.	51,000	852
	Plum Creek Timber Co., Inc.	23,800	899
	PNC Financial Services Group, Inc.	67,489	3,563
	Principal Financial Group, Inc.	46,700	1,123
*	The Progressive Corp.	98,700	1,776
	ProLogis	69,300	949
	Prudential Financial, Inc.	67,900	3,379
	Public Storage	19,800	1,613
	Regions Financial Corp.	173,890	920
	Simon Property Group, Inc.	42,036	3,354
*	SLM Corp.	69,342	781
	State Street Corp.	72,400	3,152
	SunTrust Banks, Inc.	73,033	1,482
	T. Rowe Price Group, Inc.	37,700	2,008
	Torchmark Corp.	12,150	534
	The Travelers Cos., Inc.	80,010	3,989
	U.S. Bancorp	279,921	6,301
	Unum Group	48,531	947
	Ventas, Inc.	22,900	1,002
	Vornado Realty Trust	22,974	1,607
	Wells Fargo & Co.	748,031	20,189
	XL Capital, Ltd. - Class A	50,100	918
	Zions Bancorporation	20,200	259
	Total		208,935

	Health Care (12.2%)

	Abbott Laboratories	226,350	12,221
	Aetna, Inc.	63,408	2,010
	Allergan, Inc.	45,034	2,838
	AmerisourceBergen Corp.	42,200	1,100
*	Amgen, Inc.	148,117	8,379
	Baxter International, Inc.	88,200	5,176
	Becton, Dickinson and Co.	34,750	2,740
*	Biogen Idec, Inc.	42,290	2,263
*	Boston Scientific Corp.	221,022	1,989
	Bristol-Myers Squibb Co.	135,413	3,419
	C.R. Bard, Inc.	14,100	1,098
	Cardinal Health, Inc.	53,125	1,713
*	CareFusion Corp.	25,912	648
*	Celgene Corp.	67,300	3,747
*	Cephalon, Inc.	10,900	680
	CIGNA Corp.	39,987	1,410
*	Coventry Health Care, Inc.	21,700	527
*	DaVita, Inc.	15,000	881
	DENTSPLY International, Inc.	22,300	784
	Eli Lilly and Co.	148,006	5,285
*	Express Scripts, Inc.	40,200	3,475
*	Forest Laboratories, Inc.	44,166	1,418
*	Genzyme Corp.	38,800	1,902

The Accompanying Notes are an Integral Part of the Financial Statements.

22 Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
*	Gilead Sciences, Inc.	131,700	5,700
*	Hospira, Inc.	23,765	1,212
*	Humana, Inc.	24,900	1,093
	IMS Health, Inc.	26,667	562
*	Intuitive Surgical, Inc.	5,600	1,699
	Johnson & Johnson	403,837	26,011
*	King Pharmaceuticals, Inc.	36,366	446
*	Laboratory Corp. of America Holdings	15,500	1,160
*	Life Technologies Corp.	26,080	1,362
	McKesson Corp.	39,205	2,450
*	Medco Health Solutions, Inc.	69,744	4,457
	Medtronic, Inc.	162,000	7,125
	Merck & Co., Inc.	446,983	16,333
*	Millipore Corp.	8,100	586
*	Mylan, Inc.	44,700	824
*	Patterson Cos., Inc.	13,600	381
	PerkinElmer, Inc.	17,100	352
	Pfizer, Inc.	1,180,992	21,482
	Quest Diagnostics, Inc.	22,700	1,371
*	St. Jude Medical, Inc.	48,900	1,799
	Stryker Corp.	41,300	2,080
*	Tenet Healthcare Corp.	63,350	341
*	Thermo Fisher Scientific, Inc.	59,800	2,852
	UnitedHealth Group, Inc.	170,044	5,183
*	Varian Medical Systems, Inc.	18,200	853
*	Waters Corp.	13,900	861
*	Watson Pharmaceuticals, Inc.	15,500	614
*	WellPoint, Inc.	67,100	3,911
*	Zimmer Holdings, Inc.	31,137	1,841

	Total		180,644

	Industrials (10.0%)
	3M Co.	103,576	8,563
	Avery Dennison Corp.	16,550	604
	The Boeing Co.	106,376	5,758
	Burlington Northern Santa Fe Corp.	38,385	3,785
	C.H. Robinson Worldwide, Inc.	24,500	1,439
	Caterpillar, Inc.	91,176	5,196
	Cintas Corp.	19,233	501
	CSX Corp.	57,500	2,788
	Cummins, Inc.	29,500	1,353
	Danaher Corp.	38,100	2,865
	Deere & Co.	61,920	3,349
	Dover Corp.	27,267	1,135
	The Dun & Bradstreet Corp.	7,600	641
	Eaton Corp.	24,300	1,546
	Emerson Electric Co.	110,100	4,690
	Equifax, Inc.	18,500	571
	Expeditors International of Washington, Inc.	31,000	1,077
	Fastenal Co.	19,300	804

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	FedEx Corp.	45,720	3,815
*	First Solar, Inc.	7,100	961
	Flowserve Corp.	8,200	775
	Fluor Corp.	26,200	1,180
	General Dynamics Corp.	56,500	3,852
	General Electric Co.	1,558,306	23,577
	Goodrich Corp.	18,200	1,169
	Honeywell International, Inc.	111,550	4,373
	Illinois Tool Works, Inc.	56,400	2,707
*	Iron Mountain, Inc.	26,500	603
	ITT Corp.	26,700	1,328
*	Jacobs Engineering Group, Inc.	18,200	684
	L-3 Communications Holdings, Inc.	17,000	1,478
	Lockheed Martin Corp.	46,808	3,527
	Masco Corp.	52,600	726
*	Monster Worldwide, Inc.	18,367	320
	Norfolk Southern Corp.	53,857	2,823
	Northrop Grumman Corp.	45,920	2,565
	PACCAR, Inc.	53,215	1,930
	Pall Corp.	17,150	621
	Parker Hannifin Corp.	23,512	1,267
	Pitney Bowes, Inc.	30,337	690
	Precision Castparts Corp.	20,600	2,273
*	Quanta Services, Inc.	30,700	640
	R.R. Donnelley & Sons Co.	30,034	669
	Raytheon Co.	56,100	2,890
	Republic Services, Inc.	47,307	1,339
	Robert Half International, Inc.	22,140	592
	Rockwell Automation, Inc.	20,850	980
	Rockwell Collins, Inc.	23,050	1,276
	Ryder System, Inc.	8,200	338
	Snap-on, Inc.	8,417	356
	Southwest Airlines Co.	108,567	1,241
	The Stanley Works	11,750	605
*	Stericycle, Inc.	12,300	679
	Textron, Inc.	39,700	747
	Union Pacific Corp.	73,820	4,717
	United Parcel Service, Inc. - Class B	145,300	8,336
	United Technologies Corp.	137,234	9,525
	W.W. Grainger, Inc.	9,200	891
	Waste Management, Inc.	71,685	2,424

	Total		148,154

	Information Technology (19.5%)
*	Adobe Systems, Inc.	76,650	2,819
*	Advanced Micro Devices, Inc.	82,400	798
*	Affiliated Computer Services, Inc. - Class A	14,300	854
*	Agilent Technologies, Inc.	50,537	1,570

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Akamai Technologies, Inc.	25,100	636
	Altera Corp.	43,211	978
	Amphenol Corp. - Class A	25,100	1,159
	Analog Devices, Inc.	42,757	1,350
*	Apple, Inc.	131,800	27,791
	Applied Materials, Inc.	195,200	2,721
*	Autodesk, Inc.	33,668	856
	Automatic Data Processing, Inc.	73,850	3,162
*	BMC Software, Inc.	26,860	1,077
*	Broadcom Corp. - Class A	63,000	1,981
	CA, Inc.	57,992	1,302
*	Cisco Systems, Inc.	841,900	20,155
*	Citrix Systems, Inc.	26,820	1,116
*	Cognizant Technology Solutions Corp. - Class A	43,100	1,952
*	Computer Sciences Corp.	22,350	1,286
*	Compuware Corp.	33,757	244
	Corning, Inc.	227,700	4,397
*	Dell, Inc.	252,033	3,619
*	eBay, Inc.	164,600	3,875
*	Electronic Arts, Inc.	47,600	845
*	EMC Corp.	298,574	5,216
	Fidelity National Information Services, Inc.	48,000	1,125
*	Fiserv, Inc.	22,525	1,092
*	FLIR Systems, Inc.	22,200	726
*	Google, Inc. - Class A	35,300	21,885
	Harris Corp.	19,300	918
	Hewlett-Packard Co.	347,026	17,875
	Intel Corp.	808,163	16,487
	International Business Machines Corp.	192,239	25,164
*	Intuit, Inc.	46,400	1,425
	Jabil Circuit, Inc.	27,667	481
*	JDS Uniphase Corp.	32,150	265
*	Juniper Networks, Inc.	76,900	2,051
	KLA-Tencor Corp.	25,000	904
*	Lexmark International, Inc. - Class A	11,400	296
	Linear Technology Corp.	32,650	997
*	LSI Corp.	95,600	575
	MasterCard, Inc.- Class A	14,100	3,609
*	McAfee, Inc.	23,100	937
*	MEMC Electronic Materials, Inc.	32,700	445
	Microchip Technology, Inc.	26,900	782
*	Micron Technology, Inc.	124,350	1,313
	Microsoft Corp.	1,130,592	34,472
	Molex, Inc.	19,850	428
*	Motorola, Inc.	338,177	2,624
	National Semiconductor Corp.	34,586	531

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio 23

Index 500 Stock Portfolio

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	NetApp, Inc.	49,600	1,706
*	Novell, Inc.	50,800	211
*	Novellus Systems, Inc.	14,200	331
*	NVIDIA Corp.	81,250	1,518
	Oracle Corp.	572,325	14,045
	Paychex, Inc.	47,035	1,441
*	QLogic Corp.	16,800	317
	QUALCOMM, Inc.	244,434	11,308
*	Red Hat, Inc.	27,500	850
*	SAIC, Inc.	44,800	849
*	Salesforce.com, Inc.	16,100	1,188
*	SanDisk Corp.	33,400	968
*	Sun Microsystems, Inc.	110,249	1,033
*	Symantec Corp.	118,654	2,123
*	Tellabs, Inc.	56,492	321
*	Teradata Corp.	25,100	789
*	Teradyne, Inc.	25,550	274
	Texas Instruments, Inc.	183,400	4,779
	Total System Services, Inc.	28,878	499
*	VeriSign, Inc.	28,200	684
	Visa, Inc. - Class A	65,600	5,737
*	Western Digital Corp.	33,000	1,457
	Western Union Co.	101,332	1,910
	Xerox Corp.	127,200	1,076
	Xilinx, Inc.	40,500	1,015
*	Yahoo!, Inc.	174,300	2,925

	Total		288,520

	Materials (3.5%)
	Air Products and Chemicals, Inc.	30,967	2,510
	Airgas, Inc.	12,000	571
	AK Steel Holding Corp.	16,000	342
	Alcoa, Inc.	142,607	2,299
	Allegheny Technologies, Inc.	14,317	641
	Ball Corp.	13,732	710
	Bemis Co., Inc.	15,800	469
	CF Industries Holdings, Inc.	7,300	663
	Cliffs Natural Resources, Inc.	19,200	885
	The Dow Chemical Co.	167,409	4,626
	E.I. du Pont de Nemours and Co.	132,228	4,452
	Eastman Chemical Co.	10,625	640
	Ecolab, Inc.	34,800	1,551
	FMC Corp.	10,600	591
	Freeport-McMoRan Copper & Gold, Inc.	62,888	5,049
	International Flavors & Fragrances, Inc.	11,600	477
	International Paper Co.	63,366	1,697
	MeadWestvaco Corp.	25,079	718
	Monsanto Co.	79,806	6,524
	Newmont Mining Corp.	71,780	3,396
	Nucor Corp.	46,032	2,147
*	Owens-Illinois, Inc.	24,700	812
*	Pactiv Corp.	19,400	468

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Materials continued
	PPG Industries, Inc.	24,467	1,432
	Praxair, Inc.	44,900	3,606
	Sealed Air Corp.	23,242	508
	Sigma-Aldrich Corp.	17,800	900
*	Titanium Metals Corp.	12,400	155
	United States Steel Corp.	20,950	1,155
	Vulcan Materials Co.	18,400	969
	Weyerhaeuser Co.	30,980	1,337

	Total		52,300

	Telecommunication Services (3.1%)
*	American Tower Corp.-Class A	58,800	2,541
	AT&T, Inc.	863,575	24,206
	CenturyTel, Inc.	43,559	1,577
	Frontier Communications Corp.	45,700	357
*	MetroPCS Communications, Inc.	38,200	291
	Qwest Communications International, Inc.	217,335	915
*	Sprint Nextel Corp.	434,502	1,590
	Verizon Communications, Inc.	415,742	13,774
	Windstream Corp.	63,892	702

	Total		45,953

	Utilities (3.7%)
*	The AES Corp.	97,700	1,300
	Allegheny Energy, Inc.	24,800	582
	Ameren Corp.	34,567	966
	American Electric Power Co., Inc.	69,940	2,433
	CenterPoint Energy, Inc.	57,162	829
	CMS Energy Corp.	33,600	526
	Consolidated Edison, Inc.	41,050	1,865
	Constellation Energy Group, Inc.	29,400	1,034
	Dominion Resources, Inc.	87,376	3,401
	DTE Energy Co.	24,150	1,053
	Duke Energy Corp.	190,973	3,287
	Edison International	47,720	1,660
	Entergy Corp.	27,609	2,260
	EQT Corp.	19,200	843
	Exelon Corp.	96,524	4,717
	FirstEnergy Corp.	44,565	2,070
	FPL Group, Inc.	60,514	3,196
	Integrys Energy Group, Inc.	11,232	472
	Nicor, Inc.	6,650	280
	NiSource, Inc.	40,373	621
	Northeast Utilities	25,700	663
	Pepco Holdings, Inc.	32,400	546
	PG&E Corp.	54,325	2,426
	Pinnacle West Capital Corp.	14,800	541
	PPL Corp.	55,168	1,782
	Progress Energy, Inc.	40,892	1,677
	Public Service Enterprise Group, Inc.	74,072	2,463

	Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	Questar Corp.	25,500	1,060
	SCANA Corp.	16,200	610
	Sempra Energy	36,102	2,021
	Southern Co.	117,100	3,902
	TECO Energy, Inc.	31,300	508
	Wisconsin Energy Corp.	17,100	852
	Xcel Energy, Inc.	66,820	1,418

	Total		53,864

	Total Common Stocks (Cost: $1,317,746)		1,454,573

	Short-Term Investments (1.5%)
	Federal Government & Agencies (0.4%)
(b)	Federal Home Loan Bank, 0.10%, 3/19/10	5,000,000	4,999

	Total		4,999

	Finance Services (0.3%)
	Alpine Securitization, 0.17%, 1/19/10	5,000,000	5,000

	Total		5,000

	Miscellaneous Business Credit Institutions (0.3%)
	Park Avenue Receivables Corp., 0.16%, 1/20/10	5,000,000	5,000

	Total		5,000

	Oil and Gas (0.5%)
	Devon Energy Corp., 0.14%, 1/4/10	7,000,000	7,000

	Total		7,000

	Total Short-Term Investments (Cost: $21,998)		21,999

	Total Investments (99.9%) (Cost: $1,339,744)(a)		1,476,572

	Other Assets, Less Liabilities (0.1%)		1,480

	Net Assets (100.0%)		1,478,052

The Accompanying Notes are an Integral Part of the Financial Statements.

24 Index 500 Stock Portfolio

Index 500 Stock Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $1,347,321 and the net unrealized appreciation of investments based on that cost was $129,251 which is comprised of $391,815 aggregate gross unrealized appreciation and $262,564 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2009, $21,576)	78	3/10	$82

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,454,573	$-	$-
Short-Term Investments	-	21,999	-
Other Financial Instruments^	82	-	-

Total	$1,454,655	$21,999	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio 25

Large Company Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of companies comprising the Russell 1000® Index.	$45 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Large Company Value Portfolio, has engaged American Century Investment Management, Inc. (American Century) to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to seek long-term capital growth with income as a secondary objective. The Portfolio invests primarily in large companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. The Portfolio seeks to invest in stocks of companies that it believes are undervalued at the time of purchase. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. The Portfolio purchases the stocks of these undervalued companies and holds each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level that is believed to more accurately reflect the fair value of the company. The Portfolio may sell stocks if they are believed to no longer meet the valuation criteria.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 1000® Value Index, Materials and Information Technology were the strongest sectors for the year. Energy and Telecommunication Services were the poorest performing segments.

Portfolio Results

The Large Company Value Portfolio returned 20.70% for the twelve months ended December 31, 2009. By comparison, the Russell 1000® Value Index returned 19.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large-Cap Value Funds peer group was 23.20%.

The Portfolio’s absolute return reflected the dramatic rebound by equities from what had been in 2008 the worst year for stocks since the Great Depression. Relative to the benchmark, the Portfolio’s Consumer Staples stocks were key contributors, while Health Care holdings were the leading detractors.

During the fiscal year, security selection in the Consumer Staples sector contributed the most to relative performance. The Portfolio did not own household products maker The Procter & Gamble Co., which announced a slowdown in sales growth as consumers reined in spending, weakening the perception of it as a defensive investment in recessionary times. Also within the Consumer Staples sector, the Portfolio benefited from its position in the beverages industry. A key contributor was The Pepsi Bottling Group, Inc., the world’s largest bottler of Pepsi beverages. Its share price surged on news PepsiCo, Inc., which already owned one third of the bottling company, had launched a takeover bid, which is expected to close during 2010.

Within the Financials sector, the Portfolio benefited from its relative underweights in commercial banks, thrifts and mortgage finance companies. Security selection, particularly among real estate investment trusts (REITs), was also advantageous. For some time, we have been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation. As a result, the Portfolio held a smaller-than-the-benchmark position. As the market rebounded, however, the Portfolio’s REIT holdings performed well. A key contributor was Host Hotels and Resorts, Inc., a REIT that focuses on business and luxury hotel properties.

The Portfolio’s investments in the Health Care sector detracted the most from relative results. Many of the health insurance stocks outperformed when investors’ worst case scenarios for health care reform did not come to pass. Moreover, the Portfolio’s mix of pharmaceutical stocks also slowed progress. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott experienced a slowdown early in the year in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

Within the Materials sector, the Portfolio was hampered by not owning metals and mining company Freeport-McMoRan Copper & Gold, Inc., whose shares did very well as copper and gold prices climbed during the fiscal year.

26 Large Company Value Portfolio

Large Company Value Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s current sub-adviser.

We continue to be bottom-up investment managers, evaluating each company individually and building the Portfolio one stock at a time. The Portfolio is broadly diversified, with ongoing overweight positions in the Information Technology and Industrials sectors. Our valuation work contributed to our smaller relative weightings in Financials and Utilities stocks. As of December 31, 2009, we are still finding greater value opportunities among mega cap stocks and have maintained our bias toward these firms.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	Since Inception*
Large Company Value Portfolio	20.70%	-11.92%
Russell 1000® Value Index	19.69%	-11.63%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	23.20%	-
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Exxon Mobil Corp.	4.6%
Pfizer, Inc.	3.9%
AT&T, Inc.	3.9%
JPMorgan Chase & Co.	3.5%
Chevron Corp.	3.5%
General Electric Co.	3.3%
Bank of America Corp.	2.9%
ConocoPhillips	2.7%
Verizon Communications, Inc.	2.3%
Royal Dutch Shell PLC - Class A, ADR	2.3%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio 27

Large Company Value Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (9.1%)
	Best Buy Co., Inc.	3,800	150
	CBS Corp. - Class B	22,600	317
	Comcast Corp. - Class A	23,600	398
	Darden Restaurants, Inc.	4,000	140
	The Gap, Inc.	8,700	182
	H&R Block, Inc.	13,500	305
	The Home Depot, Inc.	16,600	480
*	Kohl’s Corp.	4,300	232
	Macy’s, Inc.	2,600	44
	Newell Rubbermaid, Inc.	16,700	251
	Staples, Inc.	8,300	204
*	Starbucks Corp.	4,800	111
	Time Warner Cable, Inc.	5,200	215
	Time Warner, Inc.	17,300	504
	VF Corp.	3,400	249
*	Viacom, Inc. - Class B	12,000	357

	Total		4,139

	Consumer Staples (7.3%)
	Altria Group, Inc.	14,900	292
	The Clorox Co.	3,800	232
	The Coca-Cola Co.	11,400	650
	Kraft Foods, Inc. - Class A	8,300	226
	The Kroger Co.	14,100	289
	Lorillard, Inc.	2,600	209
	Sysco Corp.	8,500	237
	Unilever NV	7,400	239
	Walgreen Co.	11,400	419
	Wal-Mart Stores, Inc.	9,500	508

	Total		3,301

	Energy (18.1%)
	Apache Corp.	5,100	526
	Baker Hughes, Inc.	4,600	186
	Chevron Corp.	20,500	1,578
	ConocoPhillips	24,100	1,231
	Devon Energy Corp.	4,000	294
	Diamond Offshore Drilling, Inc.	1,200	118
	Exxon Mobil Corp.	30,600	2,087
	National-Oilwell Varco, Inc.	8,300	366
	Occidental Petroleum Corp.	6,300	512
	Royal Dutch Shell PLC-Class A, ADR	17,300	1,040
	Smith International, Inc.	2,700	73
*	Transocean, Ltd.	1,300	108
	Valero Energy Corp.	6,900	116

	Total		8,235

	Financials (19.2%)
	The Allstate Corp.	13,600	409
	Ameriprise Financial, Inc.	9,200	357

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Bank of America Corp.	86,100	1,297
	The Bank of New York Mellon Corp.	15,900	445
	The Chubb Corp.	5,700	280
	Citigroup, Inc.	60,400	200
	The Goldman Sachs Group, Inc.	4,100	692
	JPMorgan Chase & Co.	37,900	1,579
	Loews Corp.	5,400	196
	Morgan Stanley	12,400	367
	PNC Financial Services Group, Inc.	5,600	296
	Simon Property Group, Inc.	3,300	263
	Torchmark Corp.	6,400	281
	The Travelers Cos., Inc.	10,400	519
	U.S. Bancorp	23,900	538
	Wells Fargo & Co.	33,000	891
	XL Capital, Ltd. - Class A	7,500	137

	Total		8,747

	Health Care (11.7%)
	Abbott Laboratories	7,400	400
	Aetna, Inc.	6,600	209
*	Amgen, Inc.	4,100	232
	Eli Lilly and Co.	7,500	268
*	Gilead Sciences, Inc.	2,300	100
	Johnson & Johnson	13,200	850
	Medtronic, Inc.	4,600	202
	Merck & Co., Inc.	24,100	881
	Pfizer, Inc.	97,700	1,777
	Quest Diagnostics, Inc.	2,000	121
*	WellPoint, Inc.	4,400	256

	Total		5,296

	Industrials (9.5%)
	Avery Dennison Corp.	4,700	172
	Dover Corp.	8,100	337
	General Electric Co.	98,900	1,496
	Honeywell International, Inc.	9,000	353
	Ingersoll-Rand PLC	10,700	383
	Lockheed Martin Corp.	3,000	226
	Northrop Grumman Corp.	8,000	447
	Pitney Bowes, Inc.	7,000	159
	R.R. Donnelley & Sons Co.	9,400	209
*	The Shaw Group, Inc.	3,800	109
	Tyco International, Ltd.	5,600	200
	Waste Management, Inc.	6,400	216

	Total		4,307

	Information Technology (7.2%)
*	Activision Blizzard, Inc.	9,300	103
	Applied Materials, Inc.	11,400	159

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Cisco Systems, Inc.	13,800	330
*	Fiserv, Inc.	3,600	175
	Hewlett-Packard Co.	9,900	510
	Intel Corp.	16,800	343
	International Business Machines Corp.	3,800	497
	Microsoft Corp.	18,100	552
	Oracle Corp.	15,800	388
	Xerox Corp.	23,700	200

	Total		3,257

	Materials (3.2%)
	E.I. du Pont de Nemours and Co.	16,000	539
	International Paper Co.	8,200	220
	Nucor Corp.	6,400	298
	PPG Industries, Inc.	7,000	410

	Total		1,467

	Telecommunication Services (6.6%)
	AT&T, Inc.	63,200	1,772
	CenturyTel, Inc.	4,900	177
	Verizon Communications, Inc.	31,900	1,057

	Total		3,006

	Utilities (3.4%)
	Exelon Corp.	12,600	616
*	NRG Energy, Inc.	4,500	106
	PG&E Corp.	7,300	326
	PPL Corp.	15,800	510

	Total		1,558

	Total Common Stocks (Cost: $43,606)		43,313

	Preferred Stocks (0.2%)
	National Commercial Banks (0.2%)
	Bank of America Corp., 10.00%, 12/31/49	6,978	104
	Total Preferred Stocks (Cost: $105)		104

The Accompanying Notes are an Integral Part of the Financial Statements.

28 Large Company Value Portfolio

Large Company Value Portfolio

	Short-Term Investments (5.0%)	Shares/ $ Par	Value $ (000’s)
	Other Holdings (5.0%)

(b)	JPMorgan Money Market Fund	2,258,661	2,259

	Total Short-Term Investments (Cost: $2,259)		2,259

	Total Investments (100.5%) (Cost: $45,970)(a)		45,676

	Other Assets, Less Liabilities (-0.5%)		(211)

	Net Assets (100.0%)		45,465

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $47,653 and the net unrealized depreciation of investments based on that cost was $1,977 which is comprised of $3,024 aggregate gross unrealized appreciation and $5,001 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2009, $1,574)	29	3/10	$37

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$43,313	$-	$-
Preferred Stocks	104	-	-
Short-Term Investments	-	2,259	-
Other Financial Instruments^	37	-	-

Total	$43,454	$2,259	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio 29

Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in U.S. companies that are selling at attractive prices relative to their market and peers.	$362 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Domestic Equity Portfolio, has engaged Capital Guardian Trust Company (Capital Guardian) to act as sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depositary Receipts and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion or more at the time of purchase. The Portfolio focuses on companies selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below-market price-to-earnings and price-to-book ratios and above-market dividend yields. The Domestic Equity Portfolio uses a multiple portfolio manager system in managing the Portfolio’s assets. Under this approach, the Portfolio is divided into segments divided by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits of the Portfolio’s objectives and policies.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 1000® Value Index, Materials and Information Technology were the strongest sectors for the year. Energy and Telecommunication Services were the poorest performing segments.

Portfolio Results

The Domestic Equity Portfolio returned 29.52% for the twelve months ended December 31, 2009. By comparison, the Russell 1000® Value Index returned 19.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group was 23.20%.

Within the Financials sector, avoiding Citigroup, Inc., U.S. Bancorp and Bank of America Corp. contributed to relative returns, while owning The Goldman Sachs Group, Inc., which benefited from resurgent capital markets, helped performance.

In the Materials sector, Freeport-McMoRan Copper & Gold, Inc. rose as the weak dollar helped lift prices for base and precious metals. Copper prices doubled in 2009 on strong industrial demand from China while speculative demand, facilitated by the proliferation of gold ETFs, along with inflation concerns and central bank buying helped gold touch an all time high in November. Having a greater-than-index weight in Materials stocks also helped.

Nordstrom, Inc., along with other Consumer Discretionary stocks in the Portfolio, rose sharply after dire predictions on consumer spending did not materialize to the extent predicted.

Among other holdings that contributed to relative returns, Jabil Circuit, Inc. began to show sequential revenue growth toward the end of the year, even though year-on-year comparisons were still negative. Holding almost no Exxon Mobil Corp. also helped relative returns.

The Portfolio’s cash position, which was over 5% during periods of the year, was the largest detractor from relative performance, in true context of a rising market. A larger-than-index position in Consumer Staples and a smaller-than-index weight in Industrials hampered results, as defensive sectors lagged cyclicals in the market recovery. However, positive stock selection in both Consumer Staples and Industrials more than offset the sector selection impact.

During the year we made a number of changes to the Portfolio’s holdings, increasing exposure to Health Care, Consumer Discretionary and Consumer Staples stocks, including purchases of Johnson & Johnson, Merck & Co., Inc., Medtronic, Inc., The Procter & Gamble Co., Philip Morris International, Inc. and Leggett & Platt, Inc. We reduced the Portfolio’s holdings in the areas of Financials, Telecommunication Services and Industrials, including trimming The Goldman Sachs Group, Inc. and AT&T, Inc. and eliminating The Dow Chemical Co.

30 Domestic Equity Portfolio

Domestic Equity Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of Capital Guardian, the Portfolio’s current sub-adviser.

The Portfolio has significant investments in media and retail companies, based on our belief that the diminished consumer spending consensus may be overly pessimistic. The Portfolio also holds consumer oriented companies in the areas of food, beverages, household products and tobacco, given our outlook for their cash flows and ability to increase dividends.

Aggressive cost cutting has helped many companies achieve results that have exceeded market expectations. Top line growth, however, has remained a rarity, especially for companies that lack exposure to faster growing economies in emerging markets. The Portfolio holds a variety of companies, however, that we believe can reliably grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies fade. These include companies in the areas of Information Technology, where product cycles have revived revenue growth, and Materials, where we see supply bottlenecks and rising global demand for specific products leading to pricing power.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Domestic Equity Portfolio	29.52%	-1.23%	1.54%
Russell 1000® Value Index	19.69%	-0.25%	2.30%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	23.20%	-0.44%	-
*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Merck & Co., Inc.	3.8%
Royal Dutch Shell PLC - Class A, ADR	3.4%
General Electric Co.	2.8%
Philip Morris International, Inc.	2.7%
The Goldman Sachs Group, Inc.	2.5%
Chevron Corp.	2.4%
JPMorgan Chase & Co.	2.4%
Maxim Integrated Products, Inc.	2.4%
Nucor Corp.	2.4%
Edison International	2.4%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio 31

Domestic Equity Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (93.2%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (12.9%)
*	Carnival Corp.	119,400	3,784
*	Discovery Communications, Inc. - Class A	109,700	3,365
	Gannett Co., Inc.	248,100	3,684
	The Home Depot, Inc.	60,300	1,744
	Leggett & Platt, Inc.	223,700	4,564
	Lowe’s Cos., Inc.	356,700	8,343
	Scripps Networks Interactive - Class A	49,600	2,058
	Target Corp.	124,900	6,041
	Time Warner, Inc.	87,233	2,542
	Toyota Motor Corp., ADR	26,600	2,239
*	Viacom, Inc. - Class B	163,200	4,852
	The Walt Disney Co.	100,800	3,251

	Total		46,467

	Consumer Staples (12.5%)
	Altria Group, Inc.	147,200	2,889
	Archer-Daniels-Midland Co.	65,300	2,045
	The Coca-Cola Co.	98,300	5,603
	Colgate-Palmolive Co.	13,700	1,125
*	Energizer Holdings, Inc.	28,300	1,734
	General Mills, Inc.	16,700	1,182
	Kraft Foods, Inc. - Class A	174,857	4,753
	PepsiCo, Inc.	36,400	2,213
	Philip Morris International, Inc.	200,200	9,648
	The Procter & Gamble Co.	116,200	7,045
	Sysco Corp.	112,700	3,149
	Unilever NV	55,800	1,804
	Wal-Mart Stores, Inc.	39,900	2,133

	Total		45,323

	Energy (11.5%)
	Cenovus Energy, Inc.	45,000	1,134
	Chevron Corp.	114,646	8,827
	Devon Energy Corp.	42,600	3,131
	Diamond Offshore Drilling, Inc.	28,200	2,776
	Pioneer Natural Resources Co.	33,700	1,623
	Royal Dutch Shell PLC - Class A, ADR	203,600	12,238
	Royal Dutch Shell PLC - Class B, ADR	46,628	2,711
	Spectra Energy Corp.	110,500	2,266
*	Transocean, Ltd.	29,447	2,438
*	Weatherford International, Ltd.	245,000	4,388

	Total		41,532

	Financials (14.3%)
	The Allstate Corp.	107,700	3,235

	Common Stocks (93.2%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Arthur J. Gallagher & Co.	70,300	1,583
	The Bank of New York Mellon Corp.	93,000	2,601
*	Berkshire Hathaway, Inc. - Class A	18	1,786
	Equity Residential	88,000	2,973
	The Goldman Sachs Group, Inc.	52,550	8,873
	Hudson City Bancorp, Inc.	189,700	2,605
	JPMorgan Chase & Co.	209,800	8,742
	Mercury General Corp.	94,400	3,706
	Plum Creek Timber Co., Inc.	56,100	2,118
*	The Progressive Corp.	178,000	3,202
	RenaissanceRe Holdings, Ltd.	28,700	1,525
	State Street Corp.	42,600	1,855
	The Toronto-Dominion Bank	90,100	5,651
	Ventas, Inc.	27,900	1,220

	Total		51,675

	Health Care (9.1%)
	Baxter International, Inc.	32,900	1,931
*	DaVita, Inc.	54,500	3,201
	Johnson & Johnson	119,500	7,697
	Medtronic, Inc.	147,800	6,500
	Merck & Co., Inc.	373,703	13,655

	Total		32,984

	Industrials (10.9%)
	3M Co.	59,100	4,886
	The Boeing Co.	25,600	1,386
	Emerson Electric Co.	177,000	7,540
	FedEx Corp.	16,100	1,344
	General Electric Co.	657,500	9,948
	Illinois Tool Works, Inc.	132,400	6,354
*	Jacobs Engineering Group, Inc.	36,500	1,373
*	Monster Worldwide, Inc.	72,600	1,263
	Norfolk Southern Corp.	23,900	1,253
	United Parcel Service, Inc. - Class B	43,200	2,478
	United Technologies Corp.	25,100	1,742

	Total		39,567

	Information Technology (7.5%)
	Hewlett-Packard Co.	64,800	3,338
	Intel Corp.	78,800	1,607
	Jabil Circuit, Inc.	429,400	7,459
	Maxim Integrated Products, Inc.	428,800	8,704
	Microsoft Corp.	95,900	2,924
	Nintendo Co., Ltd., ADR	28,800	859

Common Stocks (93.2%)	Shares/ $ Par	Value $ (000’s)
Information Technology continued
Tyco Electronics, Ltd.	92,300	2,266

Total		27,157

Materials (7.4%)
Air Products and Chemicals, Inc.	19,900	1,613
Allegheny Technologies, Inc.	186,700	8,358
Cliffs Natural Resources, Inc.	78,800	3,632
Nucor Corp.	186,100	8,682
Vulcan Materials Co.	84,200	4,435

Total		26,720

Telecommunication Services (0.9%)
AT&T, Inc.	114,900	3,221

Total		3,221

Utilities (6.2%)
American Electric Power Co., Inc.	92,700	3,225
American Water Works Co., Inc.	257,200	5,764
Edison International	246,400	8,570
National Grid PLC, ADR	79,100	4,302
Sempra Energy	9,600	537

Total		22,398

Total Common Stocks (Cost: $295,613)		337,044

Preferred Stocks (2.0%)
Metals/Mining (2.0%)
Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	62,100	7,154
Total Preferred Stocks (Cost: $3,015)		7,154

Short-Term Investments (4.6%)
Electric Utilities (0.8%)
American Electric Power Co., 0.20%, 1/4/10	3,000,000	3,000

Total		3,000

Federal Government & Agencies (0.3%)
Federal Home Loan Bank, 0.08%, 1/13/10	1,000,000	1,000

Total		1,000

The Accompanying Notes are an Integral Part of the Financial Statements.

32 Domestic Equity Portfolio

Domestic Equity Portfolio

Short-Term Investments (4.6%)	Shares/ $ Par	Value $ (000's)
Finance Services (0.8%)
Alpine Securitization Corp., 0.17%, 1/20/10	3,000,000	2,999

Total		2,999

Oil and Gas (1.0%)
Devon Energy Corp., 0.14%, 1/4/10	3,600,000	3,600

Total		3,600

Personal Credit Institutions (0.9%)
Bryant Park Funding LLC, 0.17%, 1/19/10	3,000,000	3,000

Total		3,000

Short Term Business Credit (0.8%)
Ranger Funding Co. LLC, 0.14%, 1/7/10	3,000,000	3,000

Total		3,000

Total Short-Term Investments (Cost: $16,599)		16,599

Total Investments (99.8%) (Cost: $315,227)(a)		360,797

Other Assets, Less Liabilities (0.2%)		850

Net Assets (100.0%)		361,647

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $317,528 and the net unrealized appreciation of investments based on that cost was $43,269 which is comprised of $58,959 aggregate gross unrealized appreciation and $15,690 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$337,044	$-	$-
Preferred Stocks	7,154	-	-
Short-Term Investments	-	16,599	-
Other Financial Instruments^	-	-	-

Total	$344,198	$16,599	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio 33

Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invests in commons stocks with a focus on well-established, dividend-paying companies.	$204 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Equity Income Portfolio, has engaged T. Rowe Price Associates, Inc. (T. Rowe Price) to act as sub-adviser for the Portfolio. The objective of the Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in common stocks with a focus on well established companies paying dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but that have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial conditions and a low stock price relative to a company’s underlying value.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 1000® Value Index, Materials and Information Technology were the strongest sectors for the year. Energy and Telecommunication Services were the poorest performing segments.

Portfolio Results

The Equity Income Portfolio returned 24.58% for the twelve months ended December 31, 2009. By comparison, the Russell 1000® Value Index returned 19.69%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of the Equity Income Funds peer group was 23.06%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Looking at positive contributors to return relative to the benchmark, the key contribution by far came from stock selection in Financials. Among individual contributors, credit card company American Express Co. benefited from its strong global brand, relatively higher quality borrowers and declining loan loss reserves. Positioning in the diversified financial services segment also made an important contribution to relative results. In particular, it was beneficial to be underrepresented in shares of Bank of America Corp. early in the year, when the stock lagged because of ongoing credit challenges.

Stock selection also made the Energy sector a key source of relative strength. In the oil, gas and consumable fuels industry, it was beneficial to be underrepresented in shares of Exxon Mobil Corp. This large, integrated oil firm is traditionally a more defensive, less volatile play and so it lagged during the market rebound in 2009. In addition, investors favored companies more closely tied to changes in oil prices and also looked down on Exxon Mobil’s proposed acquisition of XTO Energy, Inc. Another notable contribution came from oil services firm Schlumberger, Ltd., with strong performance during the period attributable to cost controls, higher oil prices and a strong balance sheet.

In the Industrials sector, outperformance was also driven by stock choices. The leading contributor was 3M Co., which was attractive to us because of its focus on new product development and global growth. Cost cutting also improved margins, and positioned 3M to benefit from any improvement in sales volumes. Agricultural equipment maker Deere & Co. and industrial product manufacturer Illinois Tool Works, Inc. were also key contributors, benefiting from economic improvement in addition to a number of company specific factors.

While few sectors detracted from return compared with the benchmark, stock choices in the Health Care and Materials segments detracted from performance. Pharmaceutical firm Eli Lilly and Co. underperformed because of investor concern over the state of the company’s drug pipeline and long-term earnings potential. In addition, the Portfolio’s Materials holdings trailed those of the benchmark; however, this was offset somewhat by the Portfolio’s overweight position in the best performing sector in the Index.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s current sub-adviser.

Looking ahead, we are fairly optimistic on equities, believing we have turned the corner on the economy. We think equity valuations are reasonable, corporate earnings are recovering and there remains cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and stocks remain vulnerable to external shocks in the financial and political realm. We expect the biggest risk to our outlook will be if the economy does not rebound at a pace that allows for reasonable earnings growth. Where 2009 was about restoring stability to the financial system, we believe 2010 will be all about earnings.

34 Equity Income Portfolio

Equity Income Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Equity Income Portfolio	24.58%	0.50%	5.83%
Russell 1000® Value Index	19.69%	-0.25%	5.69%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	23.06%	0.31%	–
*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.4%
Chevron Corp.	2.7%
Exxon Mobil Corp.	2.4%
General Electric Co.	2.3%
American Express Co.	2.2%
Bank of America Corp.	2.2%
AT&T, Inc.	2.0%
Royal Dutch Shell PLC - Class A, ADR	2.0%
Wells Fargo & Co.	1.9%
3M Co.	1.8%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio 35

Equity Income Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (94.5%)	Shares/ $ Par	Value $ (000's)

	Consumer Discretionary (14.6%)

*	Bed Bath & Beyond, Inc.	56,700	2,190
	The Black & Decker Corp.	14,300	927
	Cablevision Systems Corp. - Class A	57,400	1,482
	D.R. Horton, Inc.	32,000	348
	Fortune Brands, Inc.	57,800	2,497
	Genuine Parts Co.	23,500	892
	H&R Block, Inc.	16,800	380
	Harley-Davidson, Inc.	39,900	1,006
	Harman International Industries, Inc.	19,500	688
	The Home Depot, Inc.	112,800	3,263
	Macy’s, Inc.	40,500	679
	Marriott International, Inc. - Class A	51,527	1,404
	Mattel, Inc.	70,600	1,411
	The McGraw-Hill Cos., Inc.	67,400	2,259
*	MGM MIRAGE	53,300	486
*	The New York Times Co. - Class A	82,400	1,018
	Tiffany & Co.	28,900	1,243
	Time Warner, Inc.	93,000	2,710
	The Walt Disney Co.	76,200	2,457
	Whirlpool Corp.	26,000	2,097
	WPP PLC, ADR	5,400	263

	Total		29,700

	Consumer Staples (3.6%)

	The Hershey Co.	74,000	2,648
	Kimberly-Clark Corp.	23,100	1,472
	Kraft Foods, Inc. - Class A	55,700	1,514
	McCormick & Co., Inc.	23,400	845
	Wal-Mart Stores, Inc.	14,100	754

	Total		7,233

	Energy (13.6%)

	Anadarko Petroleum Corp.	34,700	2,166
	BJ Services Co.	30,900	575
	BP PLC, ADR	44,000	2,551
	Chevron Corp.	70,300	5,412
	ConocoPhillips	17,400	889
	CONSOL Energy, Inc.	3,600	179
	Exxon Mobil Corp.	70,300	4,794
	Murphy Oil Corp.	43,400	2,352
	Royal Dutch Shell PLC - Class A, ADR	66,200	3,979
	Schlumberger, Ltd.	38,100	2,480
	Spectra Energy Corp.	43,950	902
	Sunoco, Inc.	36,600	955
	The Williams Cos., Inc.	20,400	430

	Total		27,664

	Financials (20.1%)

*	Allied Irish Banks PLC, ADR	42,300	148

	Common Stocks (94.5%)	Shares/ $ Par	Value $ (000's)

	Financials continued
	American Express Co.	111,300	4,510
	Bank of America Corp.	296,123	4,460
	The Bank of New York Mellon Corp.	82,100	2,296
	Capital One Financial Corp.	37,000	1,419
	The Chubb Corp.	17,600	866
	JPMorgan Chase & Co.	165,088	6,879
	KeyCorp	114,800	637
	Legg Mason, Inc.	51,600	1,556
	Lincoln National Corp.	58,276	1,450
	Marsh & McLennan Cos., Inc.	92,500	2,042
	Marshall & Ilsley Corp.	52,300	285
	NYSE Euronext	41,900	1,060
	Och-Ziff Capital Management Group - Class A	29,600	407
*	The Progressive Corp.	46,200	831
	Regions Financial Corp.	105,600	559
*	SLM Corp.	111,500	1,257
	Sun Life Financial, Inc.	47,200	1,356
	SunTrust Banks, Inc.	65,300	1,325
	The Travelers Cos., Inc.	14,927	744
	U.S. Bancorp	134,800	3,034
	Wells Fargo & Co.	144,800	3,908

	Total		41,029

	Health Care (5.4%)

*	Amgen, Inc.	20,600	1,165
	Bristol-Myers Squibb Co.	70,300	1,775
	Eli Lilly and Co.	49,400	1,764
	Johnson & Johnson	30,400	1,958
	Merck & Co., Inc.	65,700	2,401
	Pfizer, Inc.	45,826	834
*	WellPoint, Inc.	17,600	1,026

	Total		10,923

	Industrials (13.3%)

	3M Co.	44,000	3,638
	Avery Dennison Corp.	38,200	1,394
	The Boeing Co.	37,600	2,035
	Cooper Industries PLC	30,000	1,279
	Deere & Co.	38,500	2,083
	Eaton Corp.	11,400	725
	General Electric Co.	306,500	4,637
	Honeywell International, Inc.	50,200	1,968
	Illinois Tool Works, Inc.	54,900	2,635
	Lockheed Martin Corp.	16,300	1,228
	Masco Corp.	97,700	1,349
	Pall Corp.	11,000	398
	Southwest Airlines Co.	103,700	1,185
	United Parcel Service, Inc. - Class B	35,900	2,060
*	USG Corp.	33,900	476

	Total		27,090

The Accompanying Notes are an Integral Part of the Financial Statements.

36 Equity Income Portfolio

Equity Income Portfolio

	Common Stocks (94.5%)		Shares/ $ Par	Value $ (000's)

	Information Technology (6.4%)

	Analog Devices, Inc.		59,300	1,873
	Applied Materials, Inc.		52,100	726
*	Cisco Systems, Inc.		35,800	857
*	Computer Sciences Corp.		35,200	2,025
*	Dell, Inc.		75,200	1,080
*	eBay, Inc.		52,100	1,226
*	Electronic Arts, Inc.		44,600	792
	Intel Corp.		56,800	1,159
	Microsoft Corp.		108,400	3,305

	Total			13,043

	Materials (6.4%)

	Alcoa, Inc.		56,700	914
	E.I. du Pont de Nemours and Co.		51,800	1,744
	International Flavors & Fragrances, Inc.		41,000	1,687
	International Paper Co.		104,600	2,801
	MeadWestvaco Corp.		49,200	1,409
	Nucor Corp.		47,300	2,206
	Vulcan Materials Co.		30,700	1,617
	Weyerhaeuser Co.		17,600	759

	Total			13,137

	Telecommunication Services (3.8%)

	AT&T, Inc.		147,735	4,141
	Qwest Communications International, Inc.		293,000	1,233
*	Sprint Nextel Corp.		133,700	489
	Verizon Communications, Inc.		59,600	1,975

	Total			7,838

	Utilities (7.3%)

	CenterPoint Energy, Inc.		22,700	329
	Constellation Energy Group, Inc.		28,900	1,016
	Duke Energy Corp.		81,000	1,394
	Entergy Corp.		19,400	1,588
	Exelon Corp.		14,800	723
	FirstEnergy Corp.		17,600	817
	NiSource, Inc.		116,300	1,789
*	NRG Energy, Inc.		20,800	491
	PG&E Corp.		28,600	1,277
	Pinnacle West Capital Corp.		30,100	1,101
	PPL Corp.		25,800	834
	Progress Energy, Inc.		38,500	1,579
	TECO Energy, Inc.		25,700	417
	Xcel Energy, Inc.		68,000	1,443

	Total			14,798

	Total Common Stocks (Cost: $211,071)			192,455

	Foreign Common Stocks (0.6%)	Country

	Consumer Discretionary (0.2%)

	WPP PLC	United Kingdom	49,400	483

	Total			483

Foreign Common Stocks (0.6%)	Country	Shares/ $ Par	Value $ (000's)

Telecommunication Services (0.4%)

Vodafone Group PLC	United Kingdom	365,100	846

Total			846

Total Foreign Common Stocks (Cost: $1,106)			1,329

Convertible Corporate Bonds (0.6%)

Autos/Vehicle Parts (0.6%)

Ford Motor Co., 4.25%, 12/15/36		929,000	1,173

Total Convertible Corporate Bonds (Cost: $491)			1,173

Short-Term Investments (4.2%)

Other Holdings (4.2%)

T. Rowe Price Reserve Investment Fund		8,546,510	8,547

Total Short-Term Investments (Cost: $8,547)			8,547

Total Investments (99.9%) (Cost: $221,215)(a)			203,504

Other Assets, Less Liabilities (0.1%)			212

Net Assets (100.0%)			203,716

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio 37

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $222,445 and the net unrealized depreciation of investments based on that cost was $18,941 which is comprised of $15,099 aggregate gross unrealized appreciation and $34,040 aggregate gross unrealized depreciation.

(l)	As of December 31, 2009 portfolio securities with an aggregate value of $1,329 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$192,455	$-	$-
Foreign Common Stocks	-	1,329	-
Corporate Bonds	-	1,173	-
Short-Term Investments	-	8,547	-
Other Financial Instruments^	-	-	-

Total	$192,455	$11,049	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

38 Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests in mid-sized companies with potential for above-average growth.	$831 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Mid Cap Growth Stock Portfolio. The investment objective of the Portfolio is long-term growth of capital. The Portfolio seeks growth companies in the middle capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above average growth potential giving consideration to factors such as company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns, and growth oriented stocks outperformed value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell MidCap® Growth Index, Energy and Information Technology sectors performed best, both gaining 68%. The traditionally defensive Telecommunication Services and Utilities sectors performed worst, but nevertheless managed gains of 29% and 23%, respectively.

Portfolio Results

The Mid Cap Growth Stock Portfolio returned 32.09% for the twelve months ended December 31, 2009. By comparison, the Russell MidCap® Growth Index returned 46.29%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Mid-Cap Growth Funds peer group had an average return of 43.51%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute and relative performance during this last year reflected our investment process, which pointed us toward higher quality, attractively valued growth companies. The higher quality stocks we favored generally held up better during the downturn in 2008 and early 2009, but lagged the lower quality, higher beta, cyclical names that did remarkably well beginning in March 2009.

Consumer Discretionary stocks detracted most from relative performance, in part because we had little or no exposure to some of the industry segments that rebounded sharply in 2009, such as media and auto-related names. A number of the positions we held also underperformed, led by Jack in the Box, Inc. and for-profit education provider DeVry, Inc. We favored Jack in the Box in the fast food space because of its repositioning toward a franchise model, its differentiated menu offerings and attractive valuation. Nevertheless, the company followed other quick-service food providers and reported disappointing comparable restaurant sales, and guided near term expectations down. DeVry underperformed after doing well in 2008, and was hit late in the year with worry about additional potential regulatory oversight.

Stock selection drove underperformance in the Health Care sector. Health care providers Psychiatric Solutions, Inc. and DaVita, Inc. lagged after being sources of strength in 2008. Health care equipment firm Immucor, Inc. underperformed after the FDA said the company had to address concerns with some of its product lines. We continued to hold the position because the company’s results remained strong, and we expected resolution of the FDA issues in early 2010. Financials and Materials shares also detracted from relative return.

At the other end of the spectrum, stock selection worked best in the Information Technology sector. IT services stocks helped most, behind stakes in VeriFone Holdings, Inc. and Cognizant Technology Solutions Corp. Semiconductor companies Varian Semiconductor Equipment Associates, Inc. and Intersil Corp. did well because of better demand thanks to a big snap back in orders. Electronic equipment company Amphenol Corp., a high quality, well run firm we favored, benefited from having a military and aerospace component to its business. It was also beneficial to be underrepresented in Utilities and Consumer Staples stocks.

The Portfolio’s performace benefited from a one-time class action settlement. In the absence of this payment, the Portfolio’s performance would have been lower.

Mid Cap Growth Stock Portfolio 39

Mid Cap Growth Stock Portfolio

Portfolio Manager Outlook

Despite the volatility in the markets in recent years, we continue to adhere to our disciplined investment process, looking for companies that we believe are well managed, have solid growth in revenue and earnings, and have strong financial characteristics. As a result of this process, our sector and industry allocations reflect where we are finding what we consider to be the best growth opportunities at a given time. As of December 31, 2009, some of our largest overweights were in Industrials and Information Technology stocks. The most notable sector underweight was in Consumer Staples stocks.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	32.09%	1.14%	0.11%
Russell MidCap® Growth Index	46.29%	2.40%	-0.52%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	43.51%	1.99%	0.16%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
DeVry, Inc.	2.5%
Express Scripts, Inc.	2.4%
Alliance Data Systems Corp.	2.4%
Corrections Corp. of America	2.0%
Praxair, Inc.	2.0%
DaVita, Inc.	1.9%
O'Reilly Automotive, Inc.	1.9%
Immucor, Inc.	1.8%
McAfee, Inc.	1.8%
Cameron International Corp.	1.8%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

40 Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.9%)

	American Eagle Outfitters, Inc.	121,200	2,058
*	Apollo Group, Inc. - Class A	72,800	4,410
	BorgWarner, Inc.	200,300	6,654
*	Chico’s FAS, Inc.	483,100	6,788
*	Collective Brands, Inc.	169,500	3,860
	DeVry, Inc.	362,300	20,553
*	Dollar Tree, Inc.	269,300	13,007
*	Focus Media Holding, Ltd., ADR	101,900	1,615
*	GameStop Corp. - Class A	582,000	12,769
	International Game Technology	517,000	9,704
*	Jack in the Box, Inc.	560,700	11,029
	Limited Brands, Inc.	104,200	2,005
	The McGraw-Hill Cos., Inc.	179,800	6,025
*	O’Reilly Automotive, Inc.	416,960	15,895
*	Penn National Gaming, Inc.	293,100	7,966

	Total		124,338

	Consumer Staples (2.7%)

	The J.M. Smucker Co.	143,000	8,830
	Mead Johnson Nutrition Co.	169,000	7,385
*	Ralcorp Holdings, Inc.	101,700	6,073

	Total		22,288

	Energy (5.1%)

*	Cameron International Corp.	359,500	15,027
*	Petrohawk Energy Corp.	254,300	6,101
	Range Resources Corp.	160,400	7,996
*	SandRidge Energy, Inc.	637,200	6,009
	Smith International, Inc.	267,100	7,257

	Total		42,390

	Financials (7.2%)

	Assured Guaranty, Ltd.	397,912	8,659
*	IntercontinentalExchange, Inc.	60,983	6,849
	Invesco, Ltd.	205,500	4,827
*	MBIA, Inc.	601,300	2,393
	Moody’s Corp.	126,200	3,382
	Northern Trust Corp.	204,888	10,736
	Raymond James Financial, Inc.	541,700	12,876
	SEI Investments Co.	368,600	6,458
	Synovus Financial Corp.	1,735,800	3,558

	Total		59,738

	Health Care (12.9%)

	Aetna, Inc.	120,000	3,804

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
*	Celgene Corp.	153,100	8,525
*	Cerner Corp.	73,900	6,093
*	Charles River Laboratories International, Inc.	264,300	8,904
*	DaVita, Inc.	272,900	16,030
*	Express Scripts, Inc.	230,400	19,918
*	Immucor, Inc.	755,049	15,282
*	Mettler-Toledo International, Inc.	142,500	14,961
*	Psychiatric Solutions, Inc.	638,081	13,489

	Total		107,006

	Industrials (17.6%)

	C.H. Robinson Worldwide, Inc.	134,900	7,923
*	Corrections Corp. of America	683,100	16,770
	Cummins, Inc.	117,800	5,402
	Dover Corp.	307,600	12,799
	Expeditors International of Washington, Inc.	325,260	11,296
*	Foster Wheeler AG	292,300	8,605
*	FTI Consulting, Inc.	106,900	5,041
	J.B. Hunt Transport Services, Inc.	299,100	9,652
	Knight Transportation, Inc.	329,500	6,356
	L-3 Communications Holdings, Inc.	101,900	8,860
	MSC Industrial Direct Co., Inc. - Class A	275,000	12,925
	Precision Castparts Corp.	41,200	4,547
	Regal-Beloit Corp.	228,500	11,868
	Ritchie Bros. Auctioneers, Inc.	381,300	8,553
	Robert Half International, Inc.	317,800	8,495
	Roper Industries, Inc.	144,100	7,547

	Total		146,639

	Information Technology (26.9%)

*	Alliance Data Systems Corp.	302,300	19,525
	Amphenol Corp. - Class A	264,400	12,210
*	Citrix Systems, Inc.	140,600	5,850
*	Cognizant Technology Solutions Corp. - Class A	311,300	14,102
	FactSet Research Systems, Inc.	140,400	9,248
	Global Payments, Inc.	190,900	10,282
	Intersil Corp. - Class A	808,300	12,399
*	Juniper Networks, Inc.	333,400	8,892
	KLA-Tencor Corp.	161,580	5,843

	Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
*	Marvell Technology Group, Ltd.	697,000	14,463
*	McAfee, Inc.	373,700	15,161
	Microchip Technology, Inc.	332,995	9,677
*	NeuStar, Inc. - Class A	251,200	5,788
	Seagate Technology	731,700	13,310
*	Silicon Laboratories, Inc.	176,400	8,527
*	Sybase, Inc.	161,800	7,022
*	Varian Semiconductor Equipment Associates, Inc.	283,300	10,165
*	VeriFone Holdings, Inc.	554,600	9,084
	Western Union Co.	306,500	5,777
	Xilinx, Inc.	577,574	14,474
*	Zebra Technologies Corp. - Class A	408,800	11,594

	Total		223,393

	Materials (4.9%)

	Martin Marietta Materials, Inc.	51,200	4,578
*	Owens-Illinois, Inc.	434,800	14,292
	Praxair, Inc.	201,940	16,218
*	Titanium Metals Corp.	484,600	6,067

	Total		41,155

	Other Holdings (0.8%)

	SPDR Metals & Mining ETF	127,900	6,601

	Total		6,601

	Telecommunication Services (1.2%)

*	American Tower Corp. - Class A	223,500	9,657

	Total		9,657

	Utilities (1.7%)

	EQT Corp.	315,300	13,848

	Total		13,848

	Total Common Stocks (Cost: $793,009)		797,053

	Short-Term Investments (7.1%)
	Autos (0.6%)

	American Honda Finance Corp., 0.15%, 1/13/10	5,000,000	5,000

	Total		5,000

	Federal Government & Agencies (0.5%)
	Federal Home Loan Bank, 0.06%, 1/20/10	3,500,000	3,500

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio 41

Mid Cap Growth Stock Portfolio

	Short-Term Investments (7.1%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies continued
(b)	Federal Home Loan Bank, 0.11%, 1/11/10	700,000	700

	Total		4,200

	Finance Services (3.0%)
	Alpine Securitization, 0.17%, 1/20/10	10,000,000	9,999
	Ciesco LLC, 0.17%, 1/13/10	5,000,000	4,999
	Liberty Street Funding LLC, 0.15%, 1/4/10	10,000,000	10,000

	Total		24,998

	Oil and Gas (1.4%)
	Devon Energy Corp., 0.14%, 1/4/10	11,900,000	11,900

	Total		11,900

	Personal Credit Institutions (0.4%)
	Thunder Bay Funding LLC, 0.16%, 1/7/10	3,300,000	3,300

	Total		3,300

	Short Term Business Credit (1.2%)
	Atlantic Asset Securitization LLC, 0.18%, 1/15/10	10,000,000	9,999

	Total		9,999

	Total Short-Term Investments (Cost: $59,397)		59,397

	Total Investments (103.0%) (Cost: $852,406)(a)		856,450

	Other Assets, Less Liabilities (-3.0%)		(25,038)

	Net Assets (100.0%)		831,412

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $857,348 and the net unrealized depreciation of investments based on that cost was $898 which is comprised of $107,318 aggregate gross unrealized appreciation and $108,216 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2009, $9,978)	28	3/10	$ 171

The Accompanying Notes are an Integral Part of the Financial Statements.

42 Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$797,053	$-	$-
Short-Term Investments	-	59,397	-
Other Financial Instruments^	171	-	-
Total	$797,224	$59,397	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio 43

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks included in the S&P MidCap 400® Index in approximately the same proportion as each stock’s weighting in the Index.	$400 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 400 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of 400 common stocks. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio’s strategy is to capture mid cap market performance by investing in a portfolio modeled after a mid cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400® Index in proportion to their weightings in the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in an attempt to achieve full replication.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, aided by the extraordinary steps taken by the Federal Reserve and governments around the world. Virtually every segment of the market enjoyed strong returns. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively.

The most economically sensitive shares that did worst in 2008 generally performed the best in 2009. Within the MidCap 400® Index, the Energy (up 67%), Information Technology (up 59%), Consumer Discretionary (up 58%) and Materials (up 56%) sectors did best, powered by improving economic conditions in the U.S. and around the globe. Energy and Materials stocks benefited in particular from a sharp rebound in commodity prices from 2008 lows.

At the other end of the spectrum, stocks of companies in more traditionally defensive-oriented segments of the economy lagged in 2009 after outperforming in 2008. Utilities, Consumer Staples and Telecommunication Services stocks gained 22%, 18% and 15%, respectively. Health Care and Industrial stocks plowed the middle ground between these two extremes with very strong returns, up 35% and 31%, respectively.

Stocks in the Financials sector (up 13%) deserve special mention, as the mid-sized banks and insurance companies did not garner the same support from Washington as the large money center banks, nor did they benefit from the “stress tests” that eased investor concern about the health of the largest banks.

Portfolio Results

The Index 400 Stock Portfolio posted strong positive results in the twelve months ended December 31, 2009, enjoying a total return of 37.00%. By comparison, the S&P MidCap 400® Index returned 37.38%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P MidCap 400® Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid-Cap Core Funds, was 37.77%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the funds in the group are actively managed.

As we seek to track the performance and weightings of stocks in the S&P MidCap 400® Index, we make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2009, there were 36 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost and market impact of our trading.

Portfolio Manager Outlook

The outlook for equities is uncertain. We think that better corporate earnings will likely have to come from fundamental gains in the economy. But while we’re encouraged that the economy has stabilized, it’s hard to see a return to rapid growth as long as consumers need to repair their balance sheets and the government is constrained by massive debt.

44 Index 400 Stock Portfolio

Index 400 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	37.00%	3.10%	6.17%
S&P MidCap 400® Index	37.38%	3.27%	6.36%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	37.77%	1.74%	6.55%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400® Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Vertex Pharmaceuticals, Inc.	0.9%
Newfield Exploration Co.	0.7%
New York Community Bancorp, Inc.	0.6%
Cree, Inc.	0.6%
Cerner Corp.	0.6%
Pride International, Inc.	0.6%
CarMax, Inc.	0.6%
Joy Global, Inc.	0.6%
Everest Re Group, Ltd.	0.5%
Lam Research Corp.	0.5%

Sector Allocation 12/31/09

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio 45

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (13.2%)
*	99 Cents Only Stores	19,033	249
	Aaron’s, Inc.	22,700	629
	Advance Auto Parts, Inc.	39,500	1,599
*	Aeropostale, Inc.	27,650	941
	American Eagle Outfitters, Inc.	86,850	1,475
	American Greetings Corp. - Class A	16,500	360
*	AnnTaylor Stores Corp.	24,550	335
	Barnes & Noble, Inc.	16,600	317
	Bob Evans Farms, Inc.	13,000	376
	BorgWarner, Inc.	48,800	1,621
*	Boyd Gaming Corp.	23,000	192
	Brinker International, Inc.	42,875	640
*	Brinks’s Home Security Holdings, Inc.	19,100	623
*	Career Education Corp.	29,300	683
*	CarMax, Inc.	92,600	2,246
*	The Cheesecake Factory, Inc.	25,150	543
*	Chico’s FAS, Inc.	74,400	1,045
*	Chipotle Mexican Grill, Inc.	13,200	1,164
*	Coldwater Creek, Inc.	24,200	108
*	Collective Brands, Inc.	26,842	611
*	Corinthian Colleges, Inc.	36,600	504
*	Dick’s Sporting Goods, Inc.	37,400	930
*	Dollar Tree, Inc.	36,900	1,782
*	DreamWorks Animation SKG, Inc. - Class A	31,500	1,258
	Foot Locker, Inc.	65,400	729
*	Fossil, Inc.	20,100	675
	Gentex Corp.	57,600	1,028
	Guess?, Inc.	24,300	1,028
*	Hanesbrands, Inc.	39,800	960
	Harte-Hanks, Inc.	15,950	172
	International Speedway Corp. - Class A	12,800	364
*	ITT Educational Services, Inc.	13,000	1,247
*	J. Crew Group, Inc.	23,400	1,047
	John Wiley & Sons, Inc. - Class A	17,900	750
	KB Home	30,900	423
(m)*	Krispy Kreme Doughnuts, Inc.- Warrants	1,559	—
*	Lamar Advertising Co. - Class A	22,300	693
*	Life Time Fitness, Inc.	17,300	431
*	LKQ Corp.	59,100	1,158
	M.D.C. Holdings, Inc.	15,700	487
	Matthews International Corp. - Class A	12,700	450
*	Mohawk Industries, Inc.	23,500	1,119
*	NetFlix, Inc.	18,000	993

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary continued
*	NVR, Inc.	2,500	1,777
*	Panera Bread Co. -Class A	13,100	877
	PetSmart, Inc.	51,600	1,377
	Phillips-Van Heusen Corp.	21,600	879
	Regis Corp.	23,900	372
*	Rent-A-Center, Inc.	27,600	489
	The Ryland Group, Inc.	18,300	360
*	Saks, Inc.	66,700	438
	Scholastic Corp.	10,700	319
*	Scientific Games Corp.- Class A	27,100	394
	Service Corp. International	105,700	866
	Sotheby’s	28,000	629
	Strayer Education, Inc.	5,900	1,254
	Thor Industries, Inc.	14,800	465
*	The Timberland Co. -Class A	18,500	332
*	Toll Brothers, Inc.	57,300	1,078
	Tupperware Brands Corp.	26,500	1,234
*	Under Armour, Inc.	15,700	428
*	Urban Outfitters, Inc.	54,200	1,896
*	The Warnaco Group, Inc.	19,000	802
	Wendy’s/Arby’s Group, Inc.	150,900	708
	Williams-Sonoma, Inc.	44,200	918
*	WMS Industries, Inc.	22,100	884

	Total		52,761

	Consumer Staples (3.8%)
	Alberto-Culver Co.	35,700	1,046
*	BJ’s Wholesale Club, Inc.	23,300	762
	Church & Dwight Co., Inc.	29,350	1,774
	Corn Products International, Inc.	31,301	915
*	Energizer Holdings, Inc.	29,200	1,789
	Flowers Foods, Inc.	32,300	767
*	Green Mountain Coffee Roasters, Inc.	14,600	1,189
*	Hansen Natural Corp.	29,800	1,144
	Lancaster Colony Corp.	8,100	403
*	NBTY, Inc.	25,900	1,128
	PepsiAmericas, Inc.	23,400	685
*	Ralcorp Holdings, Inc.	23,700	1,415
	Ruddick Corp.	17,100	440
*	Smithfield Foods, Inc.	58,900	895
	Tootsie Roll Industries, Inc.	10,991	301
	Universal Corp.	10,300	470

	Total		15,123

	Energy (6.4%)
	Arch Coal, Inc.	67,900	1,511

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Energy continued
*	Atwood Oceanics, Inc.	23,600	846
*	Bill Barrett Corp.	16,200	504
	Cimarex Energy Co.	34,900	1,849
*	Comstock Resources, Inc.	19,500	791
*	Encore Acquisition Co.	23,200	1,114
*	Exterran Holdings, Inc.	26,102	560
*	Forest Oil Corp.	46,900	1,043
	Frontier Oil Corp.	43,700	526
*	Helix Energy Solutions Group, Inc.	38,200	449
	Helmerich & Payne, Inc.	44,100	1,759
*	Mariner Energy, Inc.	42,500	493
*	Newfield Exploration Co.	55,500	2,677
*	Oceaneering International, Inc.	22,900	1,340
	Overseas Shipholding Group, Inc.	9,800	431
*	Patriot Coal Corp.	31,300	484
	Patterson-UTI Energy, Inc.	64,200	985
*	Plains Exploration & Production Co.	58,166	1,609
*	Pride International, Inc.	72,900	2,326
*	Quicksilver Resources, Inc.	49,500	743
	Southern Union Co.	51,800	1,176
*	Superior Energy Services, Inc.	32,700	794
	Tidewater, Inc.	21,600	1,036
*	Unit Corp.	16,900	718

	Total		25,764

	Financials (18.1%)
*	Affiliated Managers Group, Inc.	17,500	1,179
	Alexandria Real Estate Equities, Inc.	18,500	1,189
	AMB Property Corp.	61,100	1,561
	American Financial Group, Inc.	33,050	825
*	AmeriCredit Corp.	40,100	763
	Apollo Investment Corp.	72,766	693
	Arthur J. Gallagher & Co.	42,500	957
	Associated Banc-Corp.	53,463	589
	Astoria Financial Corp.	34,100	424
	BancorpSouth, Inc.	30,700	720
	Bank of Hawaii Corp.	20,000	941
	BRE Properties, Inc.	22,700	751
	Brown & Brown, Inc.	49,300	886
	Camden Property Trust	26,800	1,135
	Cathay General Bancorp	25,800	195
	City National Corp.	18,100	825
	Commerce Bancshares, Inc.	30,502	1,181
	Corporate Office Properties Trust	24,300	890

The Accompanying Notes are an Integral Part of the Financial Statements.

46 Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Cousins Properties, Inc.	41,665	318
	Cullen/Frost Bankers, Inc.	25,000	1,250
	Duke Realty Corp.	93,600	1,139
	Eaton Vance Corp.	49,100	1,493
	Equity One, Inc.	13,700	222
	Essex Property Trust, Inc.	12,200	1,021
	Everest Re Group, Ltd.	25,200	2,159
	Federal Realty Investment Trust	25,600	1,734
	Fidelity National Financial, Inc. - Class A	96,291	1,296
	First American Corp.	42,000	1,391
	First Niagara Financial Group, Inc.	78,700	1,095
	FirstMerit Corp.	35,910	723
	Fulton Financial Corp.	73,700	643
	The Hanover Insurance Group, Inc.	20,900	929
	HCC Insurance Holdings, Inc.	47,050	1,316
	Highwoods Properties, Inc.	29,700	990
	Horace Mann Educators Corp.	16,400	205
	Hospitality Properties Trust	51,600	1,223
	International Bancshares Corp.	21,700	411
*	Jefferies Group, Inc.	49,900	1,184
	Jones Lang LaSalle, Inc.	17,500	1,057
	Liberty Property Trust	47,100	1,508
	The Macerich Co.	40,933	1,472
	Mack-Cali Realty Corp.	32,900	1,137
	Mercury General Corp.	14,900	585
*	MSCI, Inc. - Class A	43,200	1,374
	Nationwide Health Properties, Inc.	46,900	1,650
	New York Community Bancorp, Inc.	173,821	2,522
	NewAlliance Bancshares, Inc.	44,300	532
	Old Republic International Corp.	100,575	1,010
	OMEGA Healthcare Investors, Inc.	35,600	692
	PacWest Bancorp	12,400	250
	Potlatch Corp.	16,647	531
	Protective Life Corp.	35,800	592
	Raymond James Financial, Inc.	41,225	980
	Rayonier, Inc.	33,166	1,398
	Realty Income Corp.	43,600	1,130
	Regency Centers Corp.	33,600	1,178
	Reinsurance Group of America, Inc.	30,400	1,449
	SEI Investments Co.	54,100	948
	Senior Housing Properties Trust	53,200	1,163
	SL Green Realty Corp.	32,300	1,623

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	StanCorp Financial Group, Inc.	20,500	820
*	SVB Financial Group	17,100	713
	Synovus Financial Corp.	200,800	412
	TCF Financial Corp.	46,800	637
	Trustmark Corp.	23,400	527
	UDR, Inc.	63,902	1,051
	Unitrin, Inc.	20,800	459
	Valley National Bancorp	61,805	873
	W.R. Berkley Corp.	56,450	1,391
	Waddell & Reed Financial, Inc. - Class A	35,700	1,090
	Washington Federal, Inc.	46,965	908
	Webster Financial Corp.	26,900	319
	Weingarten Realty Investors	43,600	863
	Westamerica Bancorporation	12,200	675
	Wilmington Trust Corp.	29,000	358

	Total		72,323

	Health Care (11.5%)
*	Affymetrix, Inc.	29,700	173
	Beckman Coulter, Inc.	29,000	1,898
*	Bio-Rad Laboratories, Inc. - Class A	8,000	772
*	Cerner Corp.	28,300	2,333
*	Charles River Laboratories International, Inc.	27,500	926
*	Community Health Systems, Inc.	38,800	1,381
*	Covance, Inc.	26,800	1,462
*	Edwards Lifesciences Corp.	23,600	2,050
*	Endo Pharmaceuticals Holdings, Inc.	49,000	1,005
*	Gen-Probe, Inc.	20,500	879
*	Health Management Associates, Inc. - Class A	103,600	753
*	Health Net, Inc.	43,400	1,011
*	Henry Schein, Inc.	37,800	1,988
	Hill-Rom Holdings, Inc.	26,200	629
*	Hologic, Inc.	107,800	1,563
*	IDEXX Laboratories, Inc.	24,500	1,309
*	Immucor, Inc.	29,300	593
*	Kindred Healthcare, Inc.	16,300	301
*	Kinetic Concepts, Inc.	25,900	975
*	LifePoint Hospitals, Inc.	22,900	744
*	Lincare Holdings, Inc.	28,500	1,058
*	Masimo Corp.	21,700	660
	Medicis Pharmaceutical Corp. - Class A	24,900	674
*	Mettler-Toledo International, Inc.	14,100	1,480
	Omnicare, Inc.	49,900	1,207
*	OSI Pharmaceuticals, Inc.	24,300	754
	Owens & Minor, Inc.	17,500	751
	Perrigo Co.	33,600	1,339

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Health Care continued
	Pharmaceutical Product Development, Inc.	49,400	1,158
*	Psychiatric Solutions, Inc.	23,500	497
*	ResMed, Inc.	31,300	1,636
	STERIS Corp.	24,500	685
	Techne Corp.	15,600	1,070
	Teleflex, Inc.	16,600	895
*	Thoratec Corp.	23,800	641
*	United Therapeutics Corp.	19,800	1,042
	Universal Health Services, Inc. - Class B	41,100	1,254
*	Valeant Pharmaceuticals International	28,200	896
*	Varian, Inc.	12,100	624
*	VCA Antech, Inc.	35,700	890
*	Vertex Pharmaceuticals, Inc.	80,500	3,449
*	WellCare Health Plans, Inc.	17,700	651

	Total		46,056

	Industrials (13.8%)
*	Aecom Technology Corp.	47,100	1,295
*	AGCO Corp.	38,600	1,248
*	AirTran Holdings, Inc.	56,200	293
*	Alaska Air Group, Inc.	14,700	508
	Alexander & Baldwin, Inc.	17,200	589
*	Alliant Techsystems, Inc.	13,800	1,218
	AMETEK, Inc.	45,050	1,723
*	BE Aerospace, Inc.	42,200	992
	The Brink’s Co.	20,000	487
	Bucyrus International, Inc.	31,400	1,770
	Carlisle Companies, Inc.	25,600	877
*	Clean Harbors, Inc.	9,500	566
	Con-way, Inc.	20,600	719
*	Copart, Inc.	28,100	1,029
	The Corporate Executive Board Co.	14,300	326
*	Corrections Corp. of America	48,300	1,186
	Crane Co.	19,600	600
	Deluxe Corp.	21,400	317
	Donaldson Co., Inc.	32,300	1,374
	Federal Signal Corp.	20,400	123
*	FTI Consulting, Inc.	21,700	1,023
	GATX Corp.	19,300	555
	Graco, Inc.	25,100	717
	Granite Construction, Inc.	14,100	475
	Harsco Corp.	33,600	1,083
	Herman Miller, Inc.	23,400	374
	HNI Corp.	18,800	519
	Hubbell, Inc. - Class B	24,700	1,168
	IDEX Corp.	33,780	1,052
	J.B. Hunt Transport Services, Inc.	36,700	1,184
*	JetBlue Airways Corp.	86,125	469
	Joy Global, Inc.	42,750	2,205
*	Kansas City Southern	40,100	1,335
	KBR, Inc.	67,000	1,273

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio 47

Index 400 Stock Portfolio

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Kennametal, Inc.	34,000	881
*	Kirby Corp.	22,500	784
*	Korn/Ferry International	19,100	315
	Landstar System, Inc.	21,200	822
	Lennox International, Inc.	20,400	796
	Lincoln Electric Holdings, Inc.	17,800	952
	Manpower, Inc.	32,800	1,790
	Mine Safety Appliances Co.	12,600	334
*	MPS Group, Inc.	38,900	535
	MSC Industrial Direct Co., Inc. - Class A	18,400	865
*	Navigant Consulting, Inc.	20,900	311
	Nordson Corp.	14,000	857
	Oshkosh Corp.	37,400	1,385
	Pentair, Inc.	41,100	1,328
	Regal-Beloit Corp.	15,400	800
	Rollins, Inc.	18,187	351
*	The Shaw Group, Inc.	35,000	1,006
	SPX Corp.	20,600	1,127
*	Terex Corp.	45,200	895
*	Thomas & Betts Corp.	21,900	784
	The Timken Co.	33,200	787
	Towers Watson & Co. - Class A	17,800	846
	Trinity Industries, Inc.	33,150	578
*	United Rentals, Inc.	25,123	246
*	URS Corp.	35,100	1,563
	Valmont Industries, Inc.	8,300	651
	Wabtec Corp.	19,900	813
*	Waste Connections, Inc.	32,900	1,097
	Werner Enterprises, Inc.	18,250	361
	Woodward Governor Co.	23,700	611

	Total		55,143

	Information Technology (14.4%)
*	3Com Corp.	163,900	1,229
*	ACI Worldwide, Inc.	14,200	244
*	Acxiom Corp.	33,002	443
*	ADC Telecommunications, Inc.	40,400	251
	ADTRAN, Inc.	23,400	528
*	Advent Software, Inc.	6,500	265
*	Alliance Data Systems Corp.	21,800	1,408
*	ANSYS, Inc.	37,000	1,608
*	AOL, Inc.	45,000	1,048
*	Arrow Electronics, Inc.	50,100	1,483
*	Atmel Corp.	189,600	874
*	Avnet, Inc.	63,200	1,906
	Broadridge Financial Solutions, Inc.	57,200	1,290
*	Cadence Design Systems, Inc.	111,900	670
*	Ciena Corp.	38,300	415
*	CommScope, Inc.	39,177	1,039
*	Convergys Corp.	51,400	553
*	Cree, Inc.	43,300	2,441

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Information Technology continued
	Diebold, Inc.	27,700	788
*	Digital River, Inc.	16,100	435
*	DST Systems, Inc.	16,400	714
*	Equinix, Inc.	16,300	1,730
*	F5 Networks, Inc.	33,100	1,754
	FactSet Research Systems, Inc.	17,600	1,159
	Fair Isaac Corp.	20,100	428
*	Fairchild Semiconductor International, Inc.	51,800	517
*	Gartner, Inc.	25,100	453
	Global Payments, Inc.	33,800	1,820
*	Hewitt Associates, Inc.	34,800	1,471
*	Informatica Corp.	37,400	967
*	Ingram Micro, Inc. - Class A	68,400	1,194
*	Integrated Device Technology, Inc.	69,430	449
*	International Rectifier Corp.	29,800	659
	Intersil Corp. - Class A	51,300	787
*	Itron, Inc.	16,800	1,135
	Jack Henry & Associates, Inc.	35,400	818
*	Lam Research Corp.	53,200	2,086
	Lender Processing Services, Inc.	40,000	1,626
*	ManTech International Corp. - Class A	9,300	449
*	Mentor Graphics Corp.	41,100	363
*	MICROS Systems, Inc.	33,300	1,033
	National Instruments Corp.	23,750	699
*	NCR Corp.	66,500	740
*	NeuStar, Inc. - Class A	31,100	717
*	Palm, Inc.	69,100	694
*	Parametric Technology Corp.	49,300	806
	Plantronics, Inc.	20,500	533
*	Polycom, Inc.	35,300	881
*	Quest Software, Inc.	26,100	480
*	RF Micro Devices, Inc.	112,100	535
*	Rovi Corp.	43,100	1,374
*	Semtech Corp.	25,800	439
*	Silicon Laboratories, Inc.	19,100	923
	Solera Holdings, Inc.	29,100	1,048
*	SRA International, Inc. - Class A	18,000	344
*	Sybase, Inc.	34,023	1,477
*	Synopsys, Inc.	60,900	1,357
*	Tech Data Corp.	21,300	994
*	Trimble Navigation, Ltd.	50,300	1,268
*	ValueClick, Inc.	35,800	362
*	Vishay Intertechnology, Inc.	77,987	651
*	Zebra Technologies Corp. - Class A	24,600	698

	Total		57,550

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Materials (6.0%)
	Albemarle Corp.	38,300	1,393
	AptarGroup, Inc.	28,200	1,008
	Ashland, Inc.	31,300	1,240
	Cabot Corp.	27,300	716
	Carpenter Technology Corp.	18,400	496
	Commercial Metals Co.	47,100	737
	Cytec Industries, Inc.	20,300	739
	Grief, Inc. - Class A	14,300	772
*	Louisiana-Pacific Corp.	52,000	363
	The Lubrizol Corp.	28,500	2,079
	Martin Marietta Materials, Inc.	18,700	1,672
	Minerals Technologies, Inc.	7,800	425
	Olin Corp.	32,800	575
	Packaging Corp. of America	43,000	989
	Reliance Steel & Aluminum Co.	26,700	1,154
	RPM International, Inc.	54,000	1,098
	The Scotts Miracle-Gro Co. - Class A	18,800	739
	Sensient Technologies Corp.	20,500	539
	Silgan Holdings, Inc.	10,600	613
	Sonoco Products Co.	41,800	1,223
	Steel Dynamics, Inc.	90,100	1,597
	Temple-Inland, Inc.	44,700	944
	Terra Industries, Inc.	41,700	1,342
	The Valspar Corp.	42,100	1,143
	Worthington Industries, Inc.	25,500	333

	Total		23,929

	Telecommunication Services (0.8%)
*	Cincinnati Bell, Inc.	84,800	293
*	Syniverse Holdings, Inc.	28,900	505
	Telephone and Data Systems, Inc.	39,100	1,326
*	tw telecom, Inc.	63,100	1,082

	Total		3,206

	Utilities (6.3%)
	AGL Resources, Inc.	32,300	1,178
	Alliant Energy Corp.	46,200	1,398
	Aqua America, Inc.	56,933	997
	Atmos Energy Corp.	38,700	1,138
	Black Hills Corp.	16,200	431
	Cleco Corp.	25,300	691
	DPL, Inc.	50,100	1,383
*	Dynegy, Inc. - Class A	210,800	382
	Energen Corp.	30,000	1,404
	Great Plains Energy, Inc.	56,577	1,097
	Hawaiian Electric Industries, Inc.	38,500	805
	IDACORP, Inc.	19,900	636
	MDU Resources Group, Inc.	78,500	1,853
	National Fuel Gas Co.	33,700	1,685

The Accompanying Notes are an Integral Part of the Financial Statements.

48 Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (94.3%)	Shares/ $ Par	Value $ (000’s)
	Utilities continued
	NSTAR	44,600	1,641
	NV Energy, Inc.	98,081	1,214
	OGE Energy Corp.	40,400	1,490
	ONEOK, Inc.	44,100	1,965
	PNM Resources, Inc.	36,250	459
	UGI Corp.	45,500	1,101
	Vectren Corp.	33,900	837
	Westar Energy, Inc.	45,600	990
	WGL Holdings, Inc.	21,000	704

	Total		25,479

	Total Common Stocks (Cost: $386,120)		377,334

	Short-Term Investments (5.6%)
	Consumer Discretionary (1.3%)
	Home Depot, Inc., 0.16%, 1/12/10	5,000,000	5,000

	Total		5,000

	Federal Government & Agencies (1.3%)
(b)	Federal Home Loan Bank, 0.10%, 3/12/10	5,000,000	4,999

	Total		4,999

	Oil and Gas (1.8%)
	Devon Energy Corp., 0.14%, 1/4/10	7,200,000	7,200

	Total		7,200

	Personal Credit Institutions (1.2%)
	American Express Credit, 0.05%, 1/7/10	5,000,000	5,000

	Total		5,000

	Total Short-Term Investments (Cost: $22,199)		22,199

	Total Investments (99.9%) (Cost: $408,319)(a)		399,533

	Other Assets, Less Liabilities (0.1%)		595

	Net Assets (100.0%)		400,128

*	Non-Income Producing

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $410,088 and the net unrealized depreciation of investments based on that cost was $10,555 which is comprised of $58,902 aggregate gross unrealized appreciation and $69,457 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2009, $21,410)	60	3/10	$ 337

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio 49

Index 400 Stock Portfolio

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$377,334	$-	$-
Short-Term Investments	-	22,199	-
Other Financial Instruments^	337	-	-
Total	$377,671	$22,199	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

50 Index 400 Stock Portfolio

Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are believed to be undervalued in relation to their prospects for growth.	$95 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Mid Cap Value Portfolio, has engaged American Century Investment Management, Inc. (American Century) to act as sub-adviser for the Portfolio. The primary investment objective of the Portfolio is long-term capital growth; current income is a secondary objective. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are believed to be undervalued in relation to their fundamentals. In selecting securities for the Portfolio, the portfolio manager attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the Adviser believes more accurately reflects the fair value of the company.

American Century assumed the role of sub-adviser for the Portfolio on February 23, 2009. The Portfolio results noted below relate to performance for the entire twelve month period ended December 31, 2009.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the value space, the Russell MidCap® Value Index outperformed both the large cap Russell 1000® Value and small cap Russell 2000® Value Indices by a wide margin.

Portfolio Results

The Mid Cap Value Portfolio returned 23.24% for the twelve months ended December 31, 2009. By comparison, the Russell MidCap® Value Index returned 34.21%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid-Cap Value Funds peer group was 34.98%.

The Portfolio’s absolute return reflected the dramatic rebound by equities from what had been in 2008 the worst year for stocks since the Great Depression. Relative to the benchmark, positioning in the Consumer Discretionary sector detracted most, while Information Technology stocks were the leading contributors.

Relative performance was hampered by the combination of an underweight position and stock selection in the Consumer Discretionary sector. It hurt to be underweight media companies, which outperformed as advertising revenues improved. The Portfolio also had minimal exposure to the automobiles segment. It did not own car maker Ford Motor Co., which was able to restructure its business without the help of the U.S. government, unlike competitors General Motors Corp. and Daimler Chrysler AG, and steadily gained market share.

Although the Portfolio’s underweight position in Financials added value, security selection detracted from relative results. We approached the Financials sector with caution and conservatism, concentrating our investments in the less volatile insurance and thrift names. A number of the Portfolio’s Financials holdings underperformed during the low quality rally. A top detractor was Marsh & McLennan Cos., Inc. Despite margin improvement in its insurance brokerage segment, Marsh was hurt by diminished demand and weaker than expected pricing for commercial insurance. The recession also reduced demand for the consulting services of its Mercer segment. Another notable detractor was Marsh’s rival, AON Corp., which lagged for similar reasons.

In terms of individual contributors, Ameriprise Financial, Inc. helped relative results as its share price rose after the company announced it would acquire most of Bank of America Corp.’s investment management group. The Portfolio’s holdings in the Information Technology sector also added to relative results. A top contributor was Emulex Corp., a maker of storage networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Within the Industrials sector, the machinery industry was the source of key contributor Altra Holdings, Inc. This global supplier of industrial power transmission and motion control products executed well despite the recession and its share price climbed steadily during the period after reaching a low in March 2009.

Mid Cap Value Portfolio 51

Mid Cap Value Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s current sub-adviser.

We take a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the Portfolio from the ground up, one stock at a time. As a result of this process, our sector and industry allocations reflect where we are finding what we consider to be the best value opportunities at a given time. As of December 31, 2009, some of our largest overweights were in Consumer Staples and Health Care stocks. The most notable sector underweights were in Financials and Materials stocks.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Mid Cap Value Portfolio	23.24%	-0.72%	6.52%
Russell MidCap® Value Index**	34.21%	1.98%	9.47%
Russell 2500TM Value Index	27.68%	0.84%	8.94%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	34.98%	1.71%	–
*Inception date of 5/1/03

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

**The Russell MidCap® Value Index is replacing the Russell 2500TM Value Index as the Portfolio’s primary benchmark to more closely align with the Portfolio’s strategies in terms of market capitalization.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Marsh & McLennan Cos., Inc.	3.6%
Northern Trust Corp.	3.0%
Aon Corp.	2.9%
Imperial Oil, Ltd.	2.7%
iShares Russell Midcap Value Index Fund	2.6%
Wisconsin Energy Corp.	2.4%
The Chubb Corp.	2.3%
Lowe’s Cos., Inc.	2.2%
ConAgra Foods, Inc.	2.1%
Waste Management, Inc.	2.1%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

52 Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.6%)

*	CEC Entertainment, Inc.	37,056	1,183
	Family Dollar Stores, Inc.	20,549	572
	Fortune Brands, Inc.	33,456	1,445
	Genuine Parts Co.	37,833	1,436
*	Hyatt Hotels Corp. - Class A	10,631	317
	International Speedway Corp. - Class A	43,633	1,241
	Lowe’s Cos., Inc.	87,838	2,055
	Mattel, Inc.	19,165	383
	PetSmart, Inc.	34,258	914
	Speedway Motorsports, Inc.	54,396	959
	Target Corp.	10,057	486
	Total		10,991

	Consumer Staples (9.9%)

	Campbell Soup Co.	43,332	1,465
	Coca-Cola Enterprises, Inc.	16,641	353
	ConAgra Foods, Inc.	86,491	1,994
	H.J. Heinz Co.	39,486	1,688
	The Hershey Co.	14,497	519
	Kellogg Co.	9,010	479
	Kimberly-Clark Corp.	24,679	1,572
	Kraft Foods, Inc. - Class A	38,643	1,050
	The Pepsi Bottling Group, Inc.	7,048	264
	Total		9,384

	Energy (4.0%)

	Apache Corp.	5,531	571
	Baker Hughes, Inc.	7,495	303
	BJ Services Co.	23,756	442
	EOG Resources, Inc.	4,995	486
	Helmerich & Payne, Inc.	4,259	170
	Murphy Oil Corp.	14,143	766
	Noble Energy, Inc.	15,499	1,104
	Total		3,842

	Financials (24.9%)

	ACE, Ltd.	26,720	1,347
	AllianceBernstein Holding LP	21,242	597
	The Allstate Corp.	40,011	1,202
	Ameriprise Financial, Inc.	10,967	426
	Aon Corp.	70,920	2,719
	Boston Properties, Inc.	7,900	530
	The Chubb Corp.	43,933	2,161
	City National Corp.	9,189	419
	Commerce Bancshares, Inc.	28,996	1,123
	Government Properties Income Trust	31,554	725
	HCC Insurance Holdings, Inc.	33,813	946
	Host Hotels & Resorts, Inc.	79,903	932
	Hudson City Bancorp, Inc.	48,641	668
	Marsh & McLennan Cos., Inc.	153,643	3,392
	Northern Trust Corp.	54,505	2,856

	Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Northwest Bancshares, Inc.	28,782	326
	People’s United Financial, Inc.	59,252	989
	State Street Corp.	10,912	475
	Transatlantic Holdings, Inc.	12,619	658
	The Travelers Cos., Inc.	24,117	1,202
	Total		23,693

	Health Care (6.3%)

	Beckman Coulter, Inc.	11,374	744
*	Boston Scientific Corp.	66,193	596
	Cardinal Health, Inc.	16,211	523
*	CareFusion Corp.	9,651	241
	Covidien PLC	3,963	190
	IMS Health, Inc.	9,541	201
*	LifePoint Hospitals, Inc.	33,864	1,101
*	Patterson Cos., Inc.	17,834	499
*	Select Medical Holdings Corp.	38,386	408
*	Symmetry Medical, Inc.	90,551	730
*	Talecris Biotherapeutics
	Holdings Corp.	10,918	243
*	Zimmer Holdings, Inc.	8,327	492
	Total		5,968

	Industrials (12.4%)

*	Altra Holdings, Inc.	87,041	1,075
	Dover Corp.	9,536	397
	Emerson Electric Co.	11,357	484
	Heartland Express, Inc.	18,637	285
	Hubbell, Inc. - Class B	21,015	994
	IESI-BFC, Ltd.	50,724	813
	Kaydon Corp.	40,369	1,444
	Northrop Grumman Corp.	12,500	698
	Pitney Bowes, Inc.	63,009	1,434
	Republic Services, Inc.	54,753	1,550
	Robbins & Myers, Inc.	9,916	233
	Southwest Airlines Co.	26,285	300
	Waste Management, Inc.	58,829	1,989
	Woodward Governor Co.	2,223	57
	Total		11,753

	Information Technology (6.2%)

	Applied Materials, Inc.	72,000	1,004
	Automatic Data Processing, Inc.	11,118	476
	AVX Corp.	12,678	160
*	Cadence Design Systems, Inc.	88,756	532
	Diebold, Inc.	30,173	858
*	Emulex Corp.	69,490	757
	KLA-Tencor Corp.	2,874	104
	Molex, Inc.	49,450	1,066
*	Synopsys, Inc.	12,825	286
*	Verigy, Ltd.	47,849	616
	Total		5,859

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio 53

Mid Cap Value Portfolio

Common Stocks (95.3%)		Shares/ $ Par	Value $ (000’s)
Materials (4.1%)
Bemis Co., Inc.		32,749	971
International Flavors & Fragrances, Inc.		6,668	274
Minerals Technologies, Inc.		8,972	489
Newmont Mining Corp.		12,421	588
Sonoco Products Co.		16,574	485
Vulcan Materials Co.		12,250	645
Weyerhaeuser Co.		10,177	439
Total			3,891

Other Holdings (2.6%)

iShares Russell Midcap Value
Index Fund		67,408	2,493
Total			2,493

Telecommunication Services (2.0%)

CenturyTel, Inc.		40,249	1,457
Iowa Telecommunications Services, Inc.		27,325	458
Total			1,915

Utilities (11.3%)

Ameren Corp.		8,292	232
American Electric Power Co., Inc.		4,813	167
EQT Corp.		28,441	1,249
Great Plains Energy, Inc.		5,145	100
IDACORP, Inc.		47,418	1,515
Northeast Utilities		28,363	732
PG&E Corp.		8,315	371
Portland General Electric Co.		39,024	797
Southwest Gas Corp.		31,559	900
Westar Energy, Inc.		71,338	1,549
Wisconsin Energy Corp.		45,058	2,245
Xcel Energy, Inc.		40,372	857
Total			10,714
Total Common Stocks (Cost: $76,913)			90,503

Foreign Common Stocks (3.8%)	Country
Energy (2.7%)

Imperial Oil, Ltd.	Canada	66,853	2,587
Total			2,587

Telecommunication Services (1.1%)

BCE, Inc.	Canada	38,508	1,063
Total			1,063
Total Foreign Common Stocks (Cost: $3,477)			3,650

Short-Term Investments (1.0%)	Shares/ $ Par	Value $ (000’s)
Other Holdings (1.0%)
JPMorgan Money Market Fund	937,871	938
Total Short-Term Investments (Cost: $938)		938
Total Investments (100.1%) (Cost: $81,328)(a)		95,091
Other Assets, Less Liabilities (-0.1%)		(106)
Net Assets (100.0%)		94,985

The Accompanying Notes are an Integral Part of the Financial Statements.

54 Mid Cap Value Portfolio

Mid Cap Value Portfolio

*	Non-Income Producing

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $81,594 and the net unrealized appreciation of investments based on that cost was $13,497 which is comprised of $13,996 aggregate gross unrealized appreciation and $499 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contract outstanding on December 31, 2009.

Type		Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	CAD	4,246	1/10	$49	—	$49

				$49	—	$49

CAD — Canadian Dollar

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$90,503	$-	$-
Foreign Common Stocks	3,650	-	-
Short-Term Investments	-	938	-
Other Financial Instruments^	-	49	-
Total	$94,153	$987	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio 55

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Seek capital appreciation by investing in small companies with potential for above-average growth.	$350 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Small Cap Growth Stock Portfolio. The Portfolio seeks long-term growth of capital. The Portfolio invests in growth companies in the small capitalization range, as measured by the Portfolio’s benchmark. The Portfolio’s focus in stock selection is on companies with above-average growth potential supported by financial strength and capable management. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength, and quality of management are important variables.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns, and growth oriented stocks outperformed value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. Within the Russell 2000® Growth Index, the Information Technology and Consumer Discretionary sectors performed best, both gaining about 60%. Financials and Industrials stocks performed worst, but each sector nevertheless managed gains of about 12%.

Portfolio Results

For the twelve months ended December 31, 2009, the Small Cap Growth Stock Portfolio returned 31.17%, while the Russell 2000® Growth Index returned 34.47%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio’s Small-Cap Growth Funds peer group had an average return of 35.86%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute and relative performance during this last year reflected our investment process, which pointed us toward higher quality, attractively valued growth stocks. The higher quality stocks we favored generally held up better during the downturn in 2008 and early 2009, but lagged the lower quality companies, higher beta, cyclical names that did remarkably well beginning in March 2009.

Stock selection made Health Care holdings the leading detractors from relative results. It hurt to be underrepresented in biotechnology shares, as the Portfolio had no exposure to such high flying stocks as Human Genome Sciences, Inc. and Dendreon Corp. A number of our health care providers also underperformed. Our stake in CardioNet, Inc. lost value after a court ruling effectively broke the company’s business model, while Psychiatric Solutions, Inc. suffered from regulatory issues and an earnings miss. We eliminated both positions, but not before they hurt relative performance.

Consumer Discretionary stocks also detracted, as it hurt to have little exposure to household durables, Internet retailers, and media names. Our process tended to point us away from these industry segments, which tend to experience boom-and-bust cycles. Instead, we favored for-profit education companies, which offered steady growth and had attractive valuations. Unfortunately, the market didn’t reward these characteristics for much of the year, making our stake in American Public Education, Inc. a leading detractor.

At the other end of the spectrum, stock selection drove outperformance in the Information Technology and Energy sectors. Semiconductor firms Diodes, Inc., Rubicon Technology, Inc., and Mellanox Technologies, Ltd., among others, were sources of strength in 2009 thanks to better pricing and rebound in demand for chips. Internet software and services firms Switch & Data Facilities Co., Inc., VistaPrint NV, and DG Fastchannel, Inc. were notable contributors. The Portfolio also benefited from positioning in the Energy sector, where it was beneficial to favor oil, gas, and consumable fuels companies over exploration and production firms. The leading contributor in this space was independent oil and gas producer EXCO Resources, Inc.

Portfolio Manager Outlook

Despite the volatility in the markets in recent years, we continue to adhere to our disciplined investment process, which favors what we consider well-managed, attractively valued, fast growing, small cap companies. While our underperformance in 2009 was disappointing, we continue to believe in our investment process and its ability to help us identify companies with the potential to do well over a complete market cycle, particularly as we move into what’s likely to be a more normalized economic and market environment compared to what we’ve seen in recent years. Our sector and industry allocations reflect where we are finding what we consider to be the best opportunities at a given time. As of December 31, 2009, some of our largest overweights were in Consumer Discretionary and Financials stocks. The most notable sector underweight was in Health Care stocks.

56 Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	31.17%	-0.88%	2.39%
Russell 2000® Growth Index	34.47%	0.87%	-1.37%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	35.86%	1.04%	-0.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Lumber Liquidators, Inc.	2.2%
Switch and Data Facilities Co., Inc.	2.0%
Monro Muffler Brake, Inc.	1.7%
Guess?, Inc.	1.7%
Arena Resources, Inc.	1.6%
Portfolio Recovery Associates, Inc.	1.6%
Mellanox Technologies, Ltd.	1.6%
Knight Transportation, Inc.	1.6%
Carter’s, Inc.	1.6%
LKQ Corp.	1.5%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio 57

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (17.8%)

*	American Public Education, Inc.	77,590	2,666
*	Bally Technologies, Inc.	50,550	2,087
*	Buffalo Wild Wings, Inc.	61,510	2,477
*	Carter’s, Inc.	213,550	5,606
*	Coinstar, Inc.	49,000	1,361
*	Deckers Outdoor Corp.	47,600	4,842
*	Deer Consumer Products, Inc.	189,300	2,143
*	Dollar Tree, Inc.	92,205	4,453
*	Grand Canyon Education, Inc.	90,400	1,719
	Guess?, Inc.	137,950	5,835
*	LKQ Corp.	273,365	5,355
*	Lululemon Athletica, Inc.	58,400	1,758
*	Lumber Liquidators, Inc.	281,220	7,537
	Monro Muffler Brake, Inc.	176,550	5,904
*	P.F. Chang’s China Bistro, Inc.	40,600	1,539
*	Ulta Salon, Cosmetics & Fragrance, Inc.	289,250	5,253
*	Vitamin Shoppe, Inc.	80,400	1,788
	Total		62,323

	Consumer Staples (3.3%)

	Alberto-Culver Co.	159,070	4,659
	Flowers Foods, Inc.	88,860	2,111
*	TreeHouse Foods, Inc.	119,910	4,660
	Total		11,430

	Energy (6.2%)

*	Arena Resources, Inc.	132,900	5,730
*	Carrizo Oil & Gas, Inc.	174,370	4,619
*	Contango Oil & Gas Co.	48,800	2,294
	EXCO Resources, Inc.	240,840	5,113
*	Whiting Petroleum Corp.	54,650	3,905
	Total		21,661

	Financials (8.1%)

	Boston Private Financial Holdings, Inc.	684,540	3,950
	Digital Realty Trust, Inc.	70,816	3,561
	Janus Capital Group, Inc.	217,653	2,927
*	KBW, Inc.	107,582	2,944
*	MF Global, Ltd.	322,900	2,244
	MFA Financial, Inc.	512,000	3,763
*	Portfolio Recovery Associates, Inc.	126,004	5,655
	Raymond James Financial, Inc.	147,200	3,499
	Total		28,543

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care (14.1%)

*	Align Technology, Inc.	95,000	1,693
*	Allscripts-Misys Healthcare Solutions, Inc.	163,400	3,305
*	Amedisys, Inc.	34,550	1,678
*	American Medical Systems Holdings, Inc.	83,900	1,618
*	athenahealth, Inc.	102,850	4,653
*	Clarient, Inc.	726,500	1,925
*	Conceptus, Inc.	83,050	1,558
*	Dexcom, Inc.	251,842	2,035
*	Genoptix, Inc.	110,912	3,941
*	Illumina, Inc.	123,450	3,784
*	IPC The Hospitalist Co.	142,400	4,735
*	Masimo Corp.	172,582	5,250
*	Nanosphere, Inc.	5,400	35
*	Nektar Therapeutics	187,150	1,744
*	Obagi Medical Products, Inc.	228,050	2,737
	Quality Systems, Inc.	22,300	1,400
*	Thoratec Corp.	189,091	5,090
*	Transcend Services, Inc.	99,300	2,121
	Total		49,302

	Industrials (12.3%)

	Badger Meter, Inc.	41,550	1,654
*	GrafTech International, Ltd.	276,400	4,298
*	Hub Group, Inc. - Class A	181,740	4,876
*	ICF International, Inc.	191,860	5,142
	Knight Transportation, Inc.	292,588	5,644
*	Orion Marine Group, Inc.	116,800	2,460
	Oshkosh Corp.	64,300	2,381
	Regal-Beloit Corp.	75,675	3,931
*	SmartHeat, Inc.	176,000	2,555
	Snap-on, Inc.	67,050	2,834
*	Tetra Tech, Inc.	105,550	2,868
	TransDigm Group, Inc.	94,850	4,504
	Total		43,147

	Information Technology (27.2%)

*	Advanced Energy Industries, Inc.	311,067	4,691
*	Archipelago Learning, Inc.	25,400	526
*	ArcSight, Inc.	207,550	5,309
*	Atheros Communications, Inc.	85,750	2,936
*	CommScope, Inc.	118,100	3,133

	Common Stocks (92.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Comtech Telecommunications Corp.	105,050	3,682
*	Concur Technologies, Inc.	39,900	1,706
*	CyberSource Corp.	190,140	3,824
*	DealerTrack Holdings, Inc.	117,450	2,207
*	DG Fastchannel, Inc.	89,479	2,499
*	Diodes, Inc.	146,550	2,997
*	F5 Networks, Inc.	74,820	3,964
*	j2 Global Communications, Inc.	78,893	1,606
*	Longtop Financial Technologies, Ltd., ADR	16,700	618
*	Mellanox Technologies, Ltd.	299,701	5,652
*	Microsemi Corp.	221,330	3,929
*	MicroStrategy, Inc. - Class A	33,200	3,121
*	MKS Instruments, Inc.	173,600	3,022
*	Netezza Corp.	164,900	1,600
*	OpenTable, Inc.	68,200	1,736
*	Rubicon Technology, Inc.	193,620	3,932
*	Solarwinds, Inc.	154,550	3,556
*	Sonic Solutions	135,600	1,604
*	Sourcefire, Inc.	132,185	3,536
*	Switch and Data Facilities Co., Inc.	347,963	7,032
*	Synchronoss Technologies, Inc.	272,416	4,307
*	Taleo Corp. - Class A	124,300	2,924
	* VanceInfo Technologies, Inc., ADR	217,103	4,171
*	VistaPrint NV	93,276	5,285
	Total		95,105

	Materials (1.7%)

*	Calgon Carbon Corp.	147,650	2,052
*	Intrepid Potash, Inc.	136,600	3,985
	Total		6,037

	Other Holdings (2.2%)

*	iShares Nasdaq Biotechnology Index Fund	42,170	3,453
	SPDR Metals & Mining ETF	80,939	4,177
	Total		7,630
	Total Common Stocks (Cost: $248,438)		325,178

The Accompanying Notes are an Integral Part of the Financial Statements.

58 Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

	Short Term Investments (6.7%)	Shares/ $ Par	Value $ (000’s)

	Federal Government & Agencies (1.0%)
(b)	Federal Home Loan Bank, 0.09%, 2/10/10	3,400,000	3,400
	Total		3,400
	Finance Services (1.4%)
	Alpine Securitization, 0.17%, 1/19/10	5,000,000	4,999
	Total		4,999

	Miscellaneous Business Credit Institutions (1.4%)

	Park Avenue Receivables Corp., 0.16%, 1/20/10	5,000,000	5,000
	Total		5,000

	Oil and Gas (1.5%)

	Devon Energy Corp., 0.14%, 1/4/10	5,100,000	5,100
	Total		5,100

	Short Term Business Credit (1.4%)

	Ranger Funding Co. LLC, 0.14%, 1/7/10	5,000,000	5,000
	Total		5,000
	Total Short-Term Investments (Cost: $23,499)		23,499
	Total Investments (99.6%) (Cost: $271,937)(a)		348,677
	Other Assets, Less Liabilities (0.4%)		1,484
	Net Assets (100.0%)		350,161

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $285,072 and the net unrealized appreciation of investments based on that cost was $63,605 which is comprised of $81,610 aggregate gross unrealized appreciation and $18,005 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2009, $7,202)	119	3/10	$222

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio 59

Small Cap Growth Stock Portfolio

(j)	Swap agreements outstanding on December 31, 2009.

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase Bank, N.A.	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR - 70 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/10	9,213	$313

						$313

(k)	Cash with an aggregate value of $1,240 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2009.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$325,178	$-	$-
Short-Term Investments	-	23,499	-
Other Financial Instruments^	222	313	-
Total	$325,400	$23,812	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

60 Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in the stocks included in the S&P SmallCap 600® Index in approximately the same proportion as each stock’s weighting in the Index.	$31 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Index 600 Stock Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index, which is composed of 600 common stocks. The Index 600 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. The Portfolio’s strategy is to capture small cap market performance by investing in a portfolio modeled after a small cap stock index. The Portfolio invests in stocks included in the S&P SmallCap 600® Index in proportion to their weightings in the Index. The Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase exchange traded funds and derivative contracts in an attempt to achieve full replication.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, aided by the extraordinary steps taken by the Federal Reserve and governments around the world. Virtually every segment of the market enjoyed strong returns. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively.

The most economically sensitive shares that did worst in 2008 generally performed the best in 2009. Within the SmallCap 600® Index, the Energy (up 63%), Consumer Discretionary (up 52%), Information Technology (up 48%) and Materials (up 48%) sectors did best, powered by improving economic conditions in the U.S. and around the globe. The Energy and Materials sectors benefited in particular from a sharp rebound in commodity prices from 2008 lows. Cyclical Industrial stocks gained 17%.

At the other end of the spectrum, stocks of companies in more traditionally defensive oriented segments of the economy generally lagged in 2009 after outperforming in 2008. For example, Health Care and Utilities stocks gained 24% and 6%, respectively, for the year. One exception was Consumer Staples, which was among the better performing sectors in the Index, up 41%.

The Financials (down 5%) and Telecommunication Services (down 37%) portions of the Index had negative results. The small cap banks and insurance companies suffered most from challenging economic and credit conditions, and did not garner the same support from Washington as the large money center banks. The Telecommunication Services sector represents less than 1% of the Index and the performance of just a handful of companies.

Portfolio Results

The Index 600 Stock Portfolio posted strong positive results for the twelve months ended December 31, 2009, enjoying a total return of 25.17%. By comparison, the S&P SmallCap 600® Index returned 25.57%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P SmallCap 600® Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The average return for the Portfolio’s peer group, Small-Cap Core Funds, was 30.61%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small-Cap Core Funds peer group is not strictly comparable to the Index 600 Stock Portfolio because many of the funds in the group are actively managed.

As we seek to track the performance and weightings of stocks in the S&P SmallCap 600® Index, we make adjustments to the Portfolio’s holdings as the Index changes. Standard & Poor’s modifies the composition of the Index as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. In 2009 there were 49 stocks added to the Index, and a like number of companies were eliminated. We try to make these adjustments in a way that minimizes the cost and market impact of our trading.

Portfolio Manager Outlook

The outlook for equities is uncertain. We think that better corporate earnings will likely have to come from fundamental gains in the economy. But while we’re encouraged that the economy has stabilized, it’s hard to see a return to rapid growth as long as consumers need to repair their balance sheets and the government is constrained by massive debt.

Index 600 Stock Portfolio 61

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	Since Inception*
Index 600 Stock Portfolio	25.17%	-7.62%
S&P SmallCap 600® Index	25.57%	-7.24%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	30.61%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600®” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	1.9%
MEDNAX, Inc.	0.6%
Varian Semiconductor Equipment Associates, Inc.	0.6%
Skyworks Solutions, Inc.	0.5%
Gardner Denver, Inc.	0.5%
St. Mary Land & Exploration Co.	0.5%
Piedmont Natural Gas Co., Inc.	0.4%
Oil States International, Inc.	0.4%
Rock-Tenn Co. - Class A	0.4%
Tractor Supply Co.	0.4%

Sector Allocation 12/31/09

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

62 Index 600 Stock Portfolio

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.7%)
*	American Public Education, Inc.	1,168	40
	Arbitron, Inc.	1,701	40
*	Arctic Cat, Inc.	783	7
*	Audiovox Corp. - Class A	1,188	8
	Big 5 Sporting Goods Corp.	1,381	24
*	BJ’s Restaurants, Inc.	1,356	26
*	Blue Nile, Inc.	933	59
	Blyth, Inc.	382	13
	Brown Shoe Co., Inc.	2,748	27
	Brunswick Corp.	5,661	72
	The Buckle, Inc.	1,632	48
*	Buffalo Wild Wings, Inc.	1,156	47
*	Cabela’s, Inc.	2,586	37
*	California Pizza Kitchen, Inc.	1,550	21
	Callaway Golf Co.	4,133	31
*	Capella Education Co.	932	70
*	Carter’s, Inc.	3,640	96
	The Cato Corp. - Class A	1,895	38
*	CEC Entertainment, Inc.	1,455	46
*	The Children’s Place Retail Stores, Inc.	1,756	58
	Christopher & Banks Corp.	2,308	18
	CKE Restaurants, Inc.	3,538	30
*	Coinstar, Inc.	1,992	55
	Cracker Barrel Old Country Store, Inc.	1,467	56
*	Crocs, Inc.	5,493	32
*	Deckers Outdoor Corp.	824	84
*	DineEquity, Inc.	969	24
*	The Dress Barn, Inc.	3,494	81
*	Drew Industries, Inc.	1,208	25
*	The E.W. Scripps Co. - Class A	1,856	13
	Ethan Allen Interiors, Inc.	1,668	22
	The Finish Line, Inc. - Class A	3,615	45
	Fred’s, Inc. - Class A	2,567	26
*	Genesco, Inc.	1,454	40
*	Group 1 Automotive, Inc.	1,552	44
*	The Gymboree Corp.	1,915	83
	Haverty Furniture Cos., Inc.	1,199	16
*	Helen of Troy, Ltd.	1,934	47
*	Hibbett Sports, Inc.	1,838	40
	Hillenbrand, Inc.	3,968	75
*	Hot Topic, Inc.	2,840	18
*	HSN, Inc.	2,532	51
*	Iconix Brand Group, Inc.	4,578	58
*	Interval Leisure Group, Inc.	2,537	32
*	Jack in the Box, Inc.	3,673	72
*	JAKKS Pacific, Inc.	1,789	22
*	Jo-Ann Stores, Inc.	1,718	62
*	Jos. A. Bank Clothiers, Inc.	1,173	49
*	Kid Brands, Inc.	1,070	5

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	K-Swiss, Inc. - Class A	1,734	17
*	Landry’s Restaurants, Inc.	517	11
*	La-Z-Boy, Inc.	3,305	31
*	Lithia Motors, Inc. - Class A	1,356	11
*	Live Nation, Inc.	5,366	46
*	Liz Claiborne, Inc.	6,091	34
*	Lumber Liquidators, Inc.	994	27
*	M/I Homes, Inc.	1,187	12
*	Maidenform Brands, Inc.	1,247	21
	The Marcus Corp.	1,340	17
*	MarineMax, Inc.	1,364	13
	The Men’s Wearhouse, Inc.	3,345	70
*	Meritage Homes Corp.	2,038	39
*	Midas, Inc.	913	8
*	Monarch Casino & Resort, Inc.	724	6
	Monro Muffler Brake, Inc.	1,263	42
	Movado Group, Inc.	1,145	11
*	Multimedia Games, Inc.	1,745	10
	National Presto Industries, Inc.	308	34
*	Nautilus, Inc.	1,321	3
	NutriSystem, Inc.	1,984	62
*	O’Charley’s, Inc.	1,202	8
*	OfficeMax, Inc.	4,891	62
	Oxford Industries, Inc.	890	18
*	P.F. Chang’s China Bistro, Inc.	1,483	56
*	Papa John’s International, Inc.	1,412	33
*	Peet’s Coffee & Tea, Inc.	833	28
	The Pep Boys - Manny, Moe & Jack	2,985	25
*	Perry Ellis International, Inc.	653	10
	PetMed Express, Inc.	1,464	26
*	Pinnacle Entertainment, Inc.	3,852	35
	Polaris Industries, Inc.	2,096	91
	Pool Corp.	3,139	60
*	Pre-Paid Legal Services, Inc.	470	19
*	Quiksilver, Inc.	8,244	17
*	RC2 Corp.	1,371	20
*	Red Robin Gourmet Burgers, Inc.	999	18
*	Ruby Tuesday, Inc.	4,135	30
*	Ruth’s Hospitality Group, Inc.	1,286	3
*	Shuffle Master, Inc.	3,438	28
*	Skechers U.S.A., Inc. - Class A	2,143	63
	Skyline Corp.	436	8
*	Sonic Automotive, Inc. - Class A	2,540	26

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Sonic Corp.	3,916	39
	Spartan Motors, Inc.	2,108	12
	Stage Stores, Inc.	2,441	30
*	Stamps.com, Inc.	749	7
*	Standard Motor Products, Inc.	1,175	10
*	Standard Pacific Corp.	6,237	23
*	The Steak n Shake Co.	79	26
*	Stein Mart, Inc.	1,674	18
	Sturm, Ruger & Co., Inc.	1,223	12
	Superior Industries International, Inc.	1,487	23
*	Texas Roadhouse, Inc. - Class A	3,290	37
*	Ticketmaster Entertainment, Inc.	2,428	30
*	Tractor Supply Co.	2,318	123
*	True Religion Apparel, Inc.	1,625	30
*	Tuesday Morning Corp.	1,971	5
	UniFirst Corp.	919	44
*	Universal Electronics, Inc.	878	20
*	Universal Technical Institute, Inc.	1,299	26
*	Volcom, Inc.	1,063	18
*	Winnebago Industries, Inc.	1,865	23
	Wolverine World Wide, Inc.	3,178	87
*	Zale Corp.	1,492	4
*	Zumiez, Inc.	1,338	17
	Total		3,906

	Consumer Staples (3.0%)

*	Alliance One International, Inc.	5,711	28
	The Andersons, Inc.	1,173	30
*	The Boston Beer Co., Inc. - Class A	649	30
	Calavo Growers, Inc.	753	13
	Cal-Maine Foods, Inc.	809	28
	Casey’s General Stores, Inc.	3,264	104
*	Central Garden & Pet Co. - Class A	4,360	43
*	Chattem, Inc.	1,221	114
*	Darling International, Inc.	5,272	44
	Diamond Foods, Inc.	1,066	38
*	The Great Atlantic & Pacific Tea Co., Inc.	1,867	22
*	The Hain Celestial Group, Inc.	2,614	45
	J & J Snack Foods Corp.	908	36
	Lance, Inc.	2,056	54
	Mannatech, Inc.	1,002	3
	Nash Finch Co.	823	31
	Sanderson Farms, Inc.	1,121	47
	Spartan Stores, Inc.	1,438	21
*	TreeHouse Foods, Inc.	2,047	80

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio 63

Index 600 Stock Portfolio

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
*	United Natural Foods, Inc.	2,772	74
	WD-40 Co.	1,061	34

	Total		919

	Energy (4.3%)

*	Basic Energy Services, Inc.	1,461	13
*	Bristow Group, Inc.	2,300	88
	CARBO Ceramics, Inc.	1,227	84
*	Dril-Quip, Inc.	1,922	109
	Gulf Island Fabrication, Inc.	916	19
	Holly Corp.	2,641	68
*	Hornbeck Offshore Services, Inc.	1,473	34
*	ION Geophysical Corp.	7,594	45
	Lufkin Industries, Inc.	954	70
*	Matrix Service Co.	1,680	18
*	Oil States International, Inc.	3,191	125
	Penn Virginia Corp.	2,910	62
*	Petroleum Development Corp.	1,233	22
*	PetroQuest Energy, Inc.	3,373	21
*	Pioneer Drilling Co.	3,470	27
*	SEACOR Holdings, Inc.	1,298	99
*	Seahawk Drilling, Inc.	747	17
	St. Mary Land & Exploration Co.	4,009	137
*	Stone Energy Corp.	2,691	49
*	Superior Well Services, Inc.	1,181	17
*	Swift Energy Co.	2,400	57
*	TETRA Technologies, Inc.	4,836	54
	World Fuel Services Corp.	3,809	102

	Total		1,337

	Financials (15.7%)

	Acadia Realty Trust	2,550	43
	American Physicians Capital, Inc.	568	17
*	AMERISAFE, Inc.	1,210	22
	Bank Mutual Corp.	2,976	21
	Bank of the Ozarks, Inc.	834	24
	BioMed Realty Trust, Inc.	6,296	99
	Boston Private Financial Holdings, Inc.	4,160	24
	Brookline Bancorp, Inc.	3,784	37
	Cash America International, Inc.	1,879	66
	Cedar Shopping Centers, Inc.	2,900	20
	City Holding Co.	1,019	33
	Colonial Properties Trust	4,251	50
	Columbia Banking System, Inc.	1,801	29
	Community Bank System, Inc.	2,099	41
	Delphi Financial Group, Inc. - Class A	3,042	68
	DiamondRock Hospitality Co.	7,582	64

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Dime Community Bancshares	1,632	19
	East West Bancorp, Inc.	5,881	93
	EastGroup Properties, Inc.	1,675	64
*	eHealth, Inc.	1,496	25
	Employers Holdings, Inc.	2,821	43
	Entertainment Properties Trust	2,694	95
	Extra Space Storage, Inc.	5,541	64
*	EZCORP, Inc. - Class A	3,119	54
	Financial Federal Corp.	1,675	46
	First BanCorp.	4,865	11
*	First Cash Financial Services, Inc.	1,702	38
	First Commonwealth Financial Corp.	4,853	23
	First Financial Bancorp.	2,836	41
	First Financial Bankshares, Inc.	1,335	72
	First Midwest Bancorp, Inc.	3,513	38
*	Forestar Group, Inc.	2,303	51
	Franklin Street Properties Corp.	4,342	63
	Glacier Bancorp, Inc.	3,950	54
	Greenhill & Co., Inc.	1,315	106
	Hancock Holding Co.	1,818	80
*	Hanmi Financial Corp.	3,282	4
	Healthcare Realty Trust, Inc.	3,806	82
	Home Bancshares, Inc.	1,251	30
	Home Properties, Inc.	2,151	103
	Independent Bank Corp./Rockland Trust Co.	1,342	28
	Infinity Property & Casualty Corp.	872	35
	Inland Real Estate Corp.	4,547	37
*	Investment Technology Group, Inc.	2,803	55
	Kilroy Realty Corp.	2,766	85
	Kite Realty Group Trust	4,039	16
*	LaBranche & Co., Inc.	3,380	10
	LaSalle Hotel Properties	4,072	86
	Lexington Realty Trust	6,560	40
	LTC Properties, Inc.	1,488	40
	Medical Properties Trust, Inc.	5,139	51
	Mid-America Apartment Communities, Inc.	1,850	89
*	Nara Bancorp, Inc.	2,076	24
*	National Financial Partners Corp.	2,651	21
	National Penn Bancshares, Inc.	8,058	47
	National Retail Properties, Inc.	5,283	112
*	The Navigators Group, Inc.	860	40
	NBT Bancorp, Inc.	2,201	45
	Old National Bancorp	5,589	69
	optionsXpress Holdings, Inc.	2,736	42

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Parkway Properties, Inc.	1,386	29
	Pennsylvania Real Estate Investment Trust	2,545	22
*	Pinnacle Financial Partners, Inc.	2,113	30
*	Piper Jaffray Cos., Inc.	1,025	52
*	Portfolio Recovery Associates, Inc.	993	45
	Post Properties, Inc.	3,106	61
	Presidential Life Corp.	1,327	12
	PrivateBancorp, Inc.	3,754	34
*	ProAssurance Corp.	2,078	112
	Prosperity Bancshares, Inc.	2,974	120
	PS Business Parks, Inc.	1,157	58
	Rewards Network, Inc.	559	7
	RLI Corp.	1,137	61
	S&T Bancorp, Inc.	1,545	26
	Safety Insurance Group, Inc.	965	35
	Selective Insurance Group, Inc.	3,403	56
*	Signature Bank	2,602	83
	Simmons First National Corp. - Class A	963	27
	The South Financial Group, Inc.	13,812	9
	Sovran Self Storage, Inc.	1,763	63
	Sterling Bancorp	1,161	8
	Sterling Bancshares, Inc.	5,242	27
	Stewart Information Services Corp.	1,169	13
*	Stifel Financial Corp.	1,943	115
	Susquehanna Bancshares, Inc.	5,539	33
	SWS Group, Inc.	1,800	22
	Tanger Factory Outlet Centers, Inc.	2,582	101
	Tompkins Financial Corp.	449	18
	Tower Group, Inc.	2,881	67
*	TradeStation Group, Inc.	2,109	17
	TrustCo Bank Corp. NY	4,914	31
	UMB Financial Corp.	1,917	75
	Umpqua Holdings Corp.	5,564	75
	United Bankshares, Inc.	2,450	49
*	United Community Banks, Inc.	5,300	18
	United Fire & Casualty Co.	1,432	26
	Urstadt Biddle Properties, Inc. - Class A	1,374	21
	Whitney Holding Corp.	6,183	56
	Wilshire Bancorp, Inc.	1,245	10
	Wintrust Financial Corp.	1,549	48
*	World Acceptance Corp.	1,042	37
	Zenith National Insurance Corp.	2,396	71

	Total		4,809

	Health Care (11.4%)

*	Abaxis, Inc.	1,412	36
*	Air Methods Corp.	699	23

The Accompanying Notes are an Integral Part of the Financial Statements.

64 Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Align Technology, Inc.	4,287	76
*	Almost Family, Inc.	522	21
*	Amedisys, Inc.	1,793	87
*	American Medical Systems Holdings, Inc.	4,773	92
*	AMERIGROUP Corp.	3,275	88
*	AMN Healthcare Services, Inc.	2,092	19
*	AmSurg Corp.	1,966	43
	Analogic Corp.	825	32
*	ArQule, Inc.	1,804	7
*	Bio-Reference Laboratories, Inc.	762	30
*	Cambrex Corp.	1,877	10
*	Cantel Medical Corp.	825	17
*	Catalyst Health Solutions, Inc.	2,464	90
*	Centene Corp.	2,759	58
	Chemed Corp.	1,446	69
	Computer Programs and Systems, Inc.	626	29
*	CONMED Corp.	1,866	43
	The Cooper Cos., Inc.	2,897	110
*	CorVel Corp.	464	16
*	Cross Country Healthcare, Inc.	1,977	20
*	CryoLife, Inc.	1,825	12
*	Cubist Pharmaceuticals, Inc.	3,715	70
*	Cyberonics, Inc.	1,530	31
*	Dionex Corp.	1,136	84
*	Eclipsys Corp.	3,651	68
*	Emergent Biosolutions, Inc.	1,066	14
*	Enzo Biochem, Inc.	2,143	12
*	eResearchTechnology, Inc.	2,703	16
*	Genoptix, Inc.	1,100	39
*	Gentiva Health Services, Inc.	1,879	51
*	Greatbatch, Inc.	1,487	29
*	Haemonetics Corp.	1,642	91
*	Hanger Orthopedic Group, Inc.	2,031	28
*	Healthspring, Inc.	3,138	55
*	Healthways, Inc.	2,167	40
*	HMS Holdings Corp.	1,649	80
*	ICU Medical, Inc.	816	30
*	Integra LifeSciences Holdings	1,315	48
	Invacare Corp.	2,071	52
*	inVentiv Health, Inc.	2,154	35
*	IPC The Hospitalist Co.	869	29
*	Kendle International, Inc.	954	17
*	Kensey Nash Corp.	711	18
	Landauer, Inc.	600	37
*	LCA-Vision, Inc.	1,193	6
*	LHC Group, Inc.	970	33
*	Magellan Health Services, Inc.	2,254	92
*	Martek Biosciences Corp.	2,131	40
*	MedCath Corp.	1,133	9

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	MEDNAX, Inc.	2,983	179
	Meridian Bioscience, Inc.	2,601	56
*	Merit Medical Systems, Inc.	1,801	35
*	Molina Healthcare, Inc.	852	19
*	MWI Veterinary Supply, Inc.	783	30
*	Natus Medical, Inc.	1,820	27
*	Neogen Corp.	1,427	34
*	Odyssey HealthCare, Inc.	2,124	33
*	Omnicell, Inc.	2,046	24
*	Osteotech, Inc.	1,155	4
*	Palomar Medical Technologies, Inc.	1,158	12
*	Par Pharmaceutical Cos., Inc.	2,232	60
*	PAREXEL International Corp.	3,728	53
*	PharMerica Corp.	1,963	31
*	Phase Forward, Inc.	2,776	43
*	PSS World Medical, Inc.	3,825	86
	Quality Systems, Inc.	1,212	76
*	Regeneron Pharmaceuticals, Inc.	4,077	99
*	RehabCare Group, Inc.	1,581	48
*	Res-Care, Inc.	1,643	18
*	Salix Pharmaceuticals, Ltd.	3,559	90
*	Savient Pharmaceuticals, Inc.	4,271	58
*	SurModics, Inc.	1,120	25
*	Symmetry Medical, Inc.	2,296	18
*	Theragenics Corp.	2,145	3
*	ViroPharma, Inc.	4,965	42
	West Pharmaceutical Services, Inc.	2,116	83
*	Zoll Medical Corp.	1,353	36

	Total		3,504

	Industrials (14.2%)
	A.O. Smith Corp.	1,459	63
	AAON, Inc.	806	16
*	AAR Corp.	2,496	57
	ABM Industries, Inc.	2,976	61
	Actuant Corp. - Class A	4,348	81
	Acuity Brands, Inc.	2,775	99
	Administaff, Inc.	1,429	34
*	Aerovironment, Inc.	951	28
	Albany International Corp. - Class A	1,760	39
*	Allegiant Travel Co.	973	46
	American Science and Engineering, Inc.	570	43
	Apogee Enterprises, Inc.	1,793	25
	Applied Industrial Technologies, Inc.	2,388	53
	Applied Signal Technology, Inc.	844	16
	Arkansas Best Corp.	1,621	48
*	Astec Industries, Inc.	1,272	34
*	ATC Technology Corp.	1,282	31

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	AZZ, Inc.	789	26
	Badger Meter, Inc.	958	38
	Baldor Electric Co.	2,688	75
	Barnes Group, Inc.	2,771	47
	Belden, Inc.	2,991	66
	Bowne & Co., Inc.	2,570	17
	Brady Corp. - Class A	3,356	101
	Briggs & Stratton Corp.	3,206	60
	Cascade Corp.	586	16
	CDI Corp.	814	11
*	Ceradyne, Inc.	1,646	32
	CIRCOR International, Inc.	1,089	27
	CLARCOR, Inc.	3,227	105
	Comfort Systems USA, Inc.	2,451	30
*	Consolidated Graphics, Inc.	716	25
	Cubic Corp.	994	37
	Curtiss-Wright Corp.	2,924	92
*	Dycom Industries, Inc.	2,501	20
*	EMCOR Group, Inc.	4,227	114
	Encore Wire Corp.	1,209	25
*	EnPro Industries, Inc.	1,282	34
	ESCO Technologies, Inc.	1,695	61
*	Esterline Technologies Corp.	1,908	78
*	Exponent, Inc.	882	25
	Forward Air Corp.	1,857	46
	G & K Services, Inc. - Class A	1,193	30
	Gardner Denver, Inc.	3,337	142
*	GenCorp, Inc.	3,263	23
*	The GEO Group, Inc.	3,293	72
*	Gibraltar Industries, Inc.	1,932	30
*	Griffon Corp.	2,826	34
	Healthcare Services Group, Inc.	2,788	60
	Heartland Express, Inc.	3,372	51
	Heidrick & Struggles International, Inc.	1,094	34
*	Hub Group, Inc. - Class A	2,429	65
*	II-VI, Inc.	1,593	51
*	Insituform Technologies, Inc. - Class A	2,493	57
	Interface, Inc. - Class A	3,609	30
	John Bean Technologies Corp.	1,770	30
	Kaman Corp.	1,651	38
	Kaydon Corp.	2,130	76
*	Kelly Services, Inc. - Class A	1,703	20
	Knight Transportation, Inc.	3,737	72
	Lawson Products, Inc.	257	5
	Lindsay Corp.	796	32
*	Lydall, Inc.	1,061	5
*	Magnetek, Inc.	1,950	3
*	Mobile Mini, Inc.	2,277	32
*	Moog, Inc. - Class A	2,907	85
	Mueller Industries, Inc.	2,413	60
*	NCI Building Systems, Inc.	5,780	10
*	Old Dominion Freight Line, Inc.	1,793	55

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio 65

Index 600 Stock Portfolio

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	On Assignment, Inc.	2,314	17
*	Orbital Sciences Corp.	3,644	56
	Quanex Building Products Corp.	2,414	41
	Robbins & Myers, Inc.	2,105	49
*	School Specialty, Inc.	1,027	24
	Simpson Manufacturing Co., Inc.	2,465	66
	SkyWest, Inc.	3,565	60
*	Spherion Corp.	3,243	18
	The Standard Register Co.	800	4
	Standex International Corp.	799	16
*	Stanley, Inc.	1,033	28
*	Sykes Enterprises, Inc.	2,254	57
*	Teledyne Technologies, Inc.	2,310	89
*	Tetra Tech, Inc.	3,928	107
	The Toro Co.	2,194	92
	Tredegar Corp.	1,390	22
	Triumph Group, Inc.	1,068	51
*	TrueBlue, Inc.	2,809	42
*	United Stationers, Inc.	1,531	87
	Universal Forest Products, Inc.	1,241	46
	Viad Corp.	1,318	27
*	Vicor Corp.	1,255	12
*	Volt Information Sciences, Inc.	775	8
	Watsco, Inc.	2,054	101
	Watts Water Technologies, Inc. - Class A	1,881	58

	Total		4,362

	Information Technology (14.9%)
*	Actel Corp.	1,679	20
*	Adaptec, Inc.	7,724	26
*	Advanced Energy Industries, Inc.	2,129	32
	Agilysys, Inc.	1,285	12
*	Anixter International, Inc.	1,851	87
*	Arris Group, Inc.	8,037	92
*	ATMI, Inc.	2,012	37
*	Avid Technology, Inc.	1,827	23
	Bel Fuse, Inc. - Class B	746	16
*	Benchmark Electronics, Inc.	4,128	78
	Black Box Corp.	1,125	32
	Blackbaud, Inc.	2,831	67
*	Blue Coat Systems, Inc.	2,601	74
*	Brightpoint, Inc.	4,249	31
*	Brooks Automation, Inc.	4,129	35
*	Cabot Microelectronics Corp.	1,503	50
*	CACI International, Inc. - Class A	1,929	94
*	Checkpoint Systems, Inc.	2,500	38
*	CIBER, Inc.	4,458	15
	Cognex Corp.	2,543	45
	Cohu, Inc.	1,503	21
*	CommVault Systems, Inc.	2,700	64

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Compellent Technologies, Inc.	1,456	33
*	comScore, Inc.	1,553	27
*	Comtech Telecommunications Corp.	1,811	63
*	Concur Technologies, Inc.	2,735	117
*	CSG Systems International, Inc.	2,252	43
	CTS Corp.	2,173	21
*	CyberSource Corp.	4,487	90
*	Cymer, Inc.	1,849	71
*	Cypress Semiconductor Corp.	9,984	105
	Daktronics, Inc.	2,210	20
*	DealerTrack Holdings, Inc.	2,591	49
*	Digi International, Inc.	1,584	14
*	Diodes, Inc.	2,238	46
*	DSP Group, Inc.	1,468	8
*	DTS, Inc.	1,124	38
*	Ebix, Inc.	646	32
*	Electro Scientific Industries, Inc.	1,758	19
*	EMS Technologies, Inc.	979	14
*	Epicor Software Corp.	2,952	22
*	EPIQ Systems, Inc.	2,086	29
*	Exar Corp.	2,796	20
*	FARO Technologies, Inc.	1,032	22
*	FEI Co.	2,416	56
*	Forrester Research, Inc.	950	25
*	Gerber Scientific, Inc.	1,616	8
*	Harmonic, Inc.	6,162	39
	Heartland Payment Systems, Inc.	2,402	32
*	Hittite Microwave Corp.	1,371	56
*	Hutchinson Technology, Inc.	1,498	15
*	InfoSpace, Inc.	2,268	19
*	Insight Enterprises, Inc.	2,942	34
*	Integral Systems, Inc.	1,111	10
*	Intermec, Inc.	3,190	41
*	Intevac, Inc.	1,415	16
*	j2 Global Communications, Inc.	2,896	59
*	JDA Software Group, Inc.	1,947	50
	Keithley Insturments, Inc.	852	4
*	The Knot, Inc.	1,924	19
*	Kopin Corp.	4,248	18
*	Kulicke and Soffa Industries, Inc.	4,443	24
*	Littelfuse, Inc.	1,395	45
*	LoJack Corp.	1,163	5
*	Manhattan Associates, Inc.	1,444	35
	MAXIMUS, Inc.	1,132	57
*	Mercury Computer Systems, Inc.	1,507	17
	Methode Electronics, Inc. - Class A	2,405	21
	Micrel, Inc.	2,757	23
*	Microsemi Corp.	5,252	93

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	MKS Instruments, Inc.	3,174	55
	MTS Systems Corp.	1,064	31
*	NETGEAR, Inc.	2,220	48
*	NetScout Systems, Inc.	2,190	32
*	Network Equipment Technologies, Inc.	1,906	8
*	Newport Corp.	2,323	21
*	Novatel Wireless, Inc.	1,978	16
	Park Electrochemical Corp.	1,317	36
*	PC-Tel, Inc.	1,183	7
*	Perficient, Inc.	1,966	17
*	Pericom Semiconductor Corp.	1,639	19
*	Phoenix Technologies, Ltd.	2,245	6
*	Plexus Corp.	2,536	72
*	Progress Software Corp.	2,575	75
*	Radiant Systems, Inc.	1,763	18
*	RadiSys Corp.	1,524	15
*	Rogers Corp.	1,009	31
*	Rudolph Technologies, Inc.	1,986	13
*	ScanSource, Inc.	1,703	45
*	Sigma Designs, Inc.	1,716	18
*	Skyworks Solutions, Inc.	11,179	159
*	Smith Micro Software, Inc.	1,904	17
*	Sonic Solutions	1,907	23
*	Standard Microsystems Corp.	1,426	30
*	StarTek, Inc.	763	6
*	Stratasys, Inc.	1,298	22
*	Supertex, Inc.	828	25
*	Symmetricom, Inc.	2,802	15
*	Synaptics, Inc.	2,180	67
*	SYNNEX Corp.	1,322	41
*	Take-Two Interactive Software, Inc.	5,204	52
*	Taleo Corp. - Class A	2,460	58
	Technitrol, Inc.	2,639	12
*	Tekelec	4,317	66
*	TeleTech Holdings, Inc.	2,078	42
*	THQ, Inc.	4,328	22
*	Tollgrade Communications, Inc.	799	5
*	TriQuint Semiconductor, Inc.	9,754	58
*	TTM Technologies, Inc.	2,768	32
*	Tyler Technologies, Inc.	1,772	35
*	Ultratech, Inc.	1,518	23
	United Online, Inc.	5,423	39
*	Varian Semiconductor Equipment Associates, Inc.	4,717	169
*	Veeco Instruments, Inc.	2,470	82
*	ViaSat, Inc.	1,799	57
*	Websense, Inc.	2,805	49
*	Wright Express Corp.	2,445	78

	Total		4,580

	Materials (4.1%)
	A. Schulman, Inc.	1,673	34
	A.M. Castle & Co.	1,072	15

The Accompanying Notes are an Integral Part of the Financial Statements.

66 Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	AMCOL International Corp.	1,593	45
	American Vanguard Corp.	1,323	11
	Arch Chemicals, Inc.	1,606	50
	Balchem Corp.	1,196	40
*	Brush Engineered Materials, Inc.	1,297	24
*	Buckeye Technologies, Inc.	2,484	24
*	Calgon Carbon Corp.	3,588	50
*	Century Aluminum Co.	3,678	60
*	Clearwater Paper Corp.	729	40
	Deltic Timber Corp.	686	32
	Eagle Materials, Inc.	2,809	73
	H.B. Fuller Co.	3,119	71
*	Headwaters, Inc.	3,862	25
	Myers Industries, Inc.	1,809	16
	Neenah Paper, Inc.	940	13
	NewMarket Corp.	751	86
	Olympic Steel, Inc.	579	19
*	OM Group, Inc.	1,959	62
	Penford Corp.	729	6
*	PolyOne Corp.	5,929	44
	Quaker Chemical Corp.	710	15
	Rock-Tenn Co. - Class A	2,484	125
*	RTI International Metals, Inc.	1,923	48
	Schweitzer-Mauduit International, Inc.	1,134	80
	Stepan Co.	489	32
	Texas Industries, Inc.	1,778	62
	Wausau Paper Corp.	3,137	36
	Zep, Inc.	1,386	24

	Total		1,262

	Other Holdings (1.9%)
	iShares S&P SmallCap 600 Index Fund	10,880	595

	Total		595

	Telecommunication Services (0.5%)
*	Cbeyond, Inc.	1,653	26
*	General Communication, Inc. - Class A	2,861	18
	Iowa Telecommunications Services, Inc.	2,103	35
*	Neutral Tandem, Inc.	2,151	49
	USA Mobility, Inc.	1,450	16

	Total		144

	Utilities (3.0%)
	ALLETE, Inc.	1,901	62
	American States Water Co.	1,187	42
	Avista Corp.	3,512	76
	Central Vermont Public Service Corp.	749	16
	CH Energy Group, Inc.	1,013	43
*	El Paso Electric Co.	2,834	57
	The Laclede Group, Inc.	1,421	48
	New Jersey Resources Corp.	2,666	100

Common Stocks (85.7%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Northwest Natural Gas Co.	1,700	77
Piedmont Natural Gas Co., Inc.	4,687	125
South Jersey Industries, Inc.	1,910	73
Southwest Gas Corp.	2,882	82
UIL Holdings Corp.	1,919	54
Unisource Energy Corp.	2,293	74

Total		929

Total Common Stocks (Cost: $29,151)		26,347

Short-Term Investments (11.1%)
Consumer Discretionary (3.3%)
Home Depot, Inc., 0.16%, 1/12/10	1,000,000	1,000

Total		1,000

Miscellaneous Business Credit Institutions (2.6%)
Park Avenue Receivables Corp., 0.16%, 1/20/10	800,000	800

Total		800

Oil and Gas (2.3%)
Devon Energy Corp., 0.14%, 1/4/10	700,000	700

Total		700

Short Term Business Credit (2.9%)
Atlantic Asset Securitization LLC, 0.18%, 1/15/10	900,000	900

Total		900

Total Short-Term Investments (Cost: $3,400)		3,400

Total Investments (96.8%) (Cost: $32,551)(a)		29,747

Other Assets, Less Liabilities (3.2%)		969

Net Assets (100.0%)		30,716

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio 67

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $33,259 and the net unrealized depreciation of investments based on that cost was $3,512 which is comprised of $2,019 aggregate gross unrealized appreciation and $5,531 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2009.

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JP Morgan Chase Bank, N.A.	S&P SmallCap 600 Index	1-Month USD LIBOR - 10 Basis Points (Bps)	S&P SmallCap 600 Index Total Return	5/10	4,377	$(60)

						$(60)

(k)	Cash with an aggregate value of $620 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2009.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$26,347	$-	$-
Short-Term Investments	-	3,400	-
Liabilities:
Other Financial Instruments^	-	(60)	-

Total	$26,347	$3,340	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

68 Index 600 Stock Portfolio

Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in small companies whose common stocks are believed to be undervalued.	$309 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Small Cap Value Portfolio, has engaged T. Rowe Price Associates, Inc. (T. Rowe Price) to act as sub-adviser for the Portfolio. The Portfolio invests in the common stocks of companies that have market capitalizations in the range of the S&P SmallCap 600® Index and whose current stock prices do not appear to reflect their underlying value. Value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Market Overview

Equities rebounded sharply in 2009 from the depths of the credit crisis, as the economy returned to growth aided by massive government stimulus and the extraordinary steps taken by the Federal Reserve. Virtually every segment of the market enjoyed strong returns and growth oriented stocks beat value shares across all market capitalizations. For all of 2009, returns for large, medium and small sized companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. The small cap Russell 2000® Value Index, while producing solidly positive results, lagged the Russell 2000® Growth Index, and slightly outperformed the large cap Russell 1000® Value Index for the period.

Portfolio Results

The Portfolio produced a healthy gain for the twelve months ended December 31, 2009, and significantly outperformed its benchmark, the Russell 2000® Value Index. For the twelve months, returns for the Small Cap Value Portfolio and Index were 28.18% and 20.58%, respectively. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio’s Small-Cap Value Funds peer group had an average return of 30.59%, according to Lipper® Analytical services, Inc., an independent mutual fund ranking agency.

Strong performance relative to the Index was primarily attributable to sector allocation. Stock selection also contributed positively. The Financials sector was by far the largest contributor to performance versus the Index. Another area of relative strength was the Industrials sector. Consumer Discretionary and Materials sectors were notable detractors relative to the benchmark.

Stock selection and a substantially underweight position drove outperformance of the Index in the Financials sector. Investments in commercial banks, notably SVB Financial Group, were particularly helpful, as was underweighting the industry. Improving credit conditions benefited SVB Financial Group, which offers banking and financial products and services, and it gained market share over the period. Stock selection and a favorable overweight position in the capital markets space also aided results within the Financials sector. Ares Capital Corp., a business development company, benefited from the favorable spread between borrowing and lending rates, lower expenses, and improved credit and investment performance.

The Portfolio’s Industrials holdings outperformed those of the Index due to stock selection, although the contribution was partly offset by an overweight position in the sector. Nordson Corp., a global equipment manufacturer, was the Portfolio’s top contributor in the sector. The company put up respectable numbers in a difficult environment supported by its highly profitable services/parts business.

Consumer Discretionary holdings detracted from performance versus the Index. Several companies that held up well through the worst of the economic downturn have not fully participated in the market rebound. Examples include specialty retailer Aaron’s, Inc., funeral memorial products company Matthews International Corp., and for-profit education provider Corinthian Colleges, Inc.

Materials stocks were the Index’s best performing group in 2009. While the Portfolio’s holdings in that sector did not keep pace, having an overweight position in the strong-performing sector helped to partially offset the negative impact of stock selection. The notable detractor was AptarGroup, Inc., a designer/manufacturer of dispensing systems for personal care, household and many other products. The company was hurt by a decrease in product sales, particularly in its beauty and home segment.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s current sub-adviser.

In 2010, we would not be surprised to see the post bear market rally continue to follow a historical pattern—a bounce off the bottom has typically given way to stocks trading in a range, followed by a period of modest gains. The caveats to this somewhat bullish scenario are focused on what Congress may decide regarding financial regulation, health care reform and higher taxes. In our opinion, small cap stocks appear reasonably well positioned as an asset class, but investors will need to be nimble to sort out the winners from the losers. We believe our research based approach is well suited to such an environment.

Small Cap Value Portfolio 69

Small Cap Value Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Small Cap Value Portfolio	28.18%	2.68%	7.56%
Russell 2000® Value Index	20.58%	-0.01%	6.02%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	30.59%	1.09%	–
*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Landstar System, Inc.	2.0%
Aaron’s, Inc.	1.9%
ProAssurance Corp.	1.8%
Owens & Minor, Inc.	1.8%
Nordson Corp.	1.5%
Whiting Petroleum Corp.	1.4%
Beacon Roofing Supply, Inc.	1.4%
Kirby Corp.	1.3%
SVB Financial Group	1.3%
AptarGroup, Inc.	1.3%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

70 Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (11.3%)
	Aaron’s, Inc.	208,900	5,793
	Aaron’s, Inc. - Class A	4,725	106
*	Ascent Media Corp. - Class A	41,800	1,067
*	Corinthian Colleges, Inc.	94,600	1,303
	CSS Industries, Inc.	64,900	1,262
*	Culp, Inc.	69,300	692
*	Drew Industries, Inc.	116,900	2,414
	Fred’s, Inc. - Class A	115,900	1,182
	Haverty Furniture Cos., Inc.	142,600	1,958
*	M/I Homes, Inc.	68,100	707
*	MarineMax, Inc.	110,800	1,018
	Matthews International Corp. - Class A	105,200	3,727
	The Men’s Wearhouse, Inc.	99,600	2,097
*	Meritage Homes Corp.	111,700	2,159
*	Orient-Express Hotels, Ltd. - Class A	220,300	2,234
	Pool Corp.	100,325	1,914
*	Saga Communications, Inc. - Class A	32,000	402
*	Stanley Furniture Co., Inc.	84,100	854
*	Stein Mart, Inc.	210,000	2,239
*	Winnebago Industries, Inc.	153,400	1,871

	Total		34,999

	Consumer Staples (1.8%)
*	Alliance One International, Inc.	278,900	1,361
	Casey’s General Stores, Inc.	69,600	2,222
	Nash Finch Co.	56,000	2,077

	Total		5,660

	Energy (6.8%)
*	Arena Resources, Inc.	37,700	1,626
*	Atwood Oceanics, Inc.	43,300	1,552
	CARBO Ceramics, Inc.	38,100	2,597
*	Cloud Peak Energy, Inc.	51,000	743
*	Encore Acquisition Co.	27,900	1,340
*	Forest Oil Corp.	69,650	1,550
*	Hercules Offshore, Inc.	89,000	425
*	Mariner Energy, Inc.	86,500	1,004
	Penn Virginia Corp.	155,300	3,306
*	TETRA Technologies, Inc.	197,700	2,191
*	Union Drilling, Inc.	44,400	277
*	Whiting Petroleum Corp.	61,400	4,387

	Total		20,998

	Financials (21.3%)
	Acadia Realty Trust	76,500	1,291
	Ares Capital Corp.	274,500	3,418
	CBL & Associates Properties, Inc.	320,900	3,103
	Cedar Shopping Centers, Inc.	148,000	1,006

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Financials continued
	Central Fund of Canada, Ltd. - Class A	131,400	1,811
	Compass Diversified Holdings	126,500	1,614
	East West Bancorp, Inc.	172,000	2,718
	Employers Holdings, Inc.	63,600	976
	First Opportunity Fund, Inc.	161,000	971
	First Potomac Realty Trust	115,100	1,447
	Glacier Bancorp, Inc.	127,800	1,753
	Hatteras Financial Corp.	75,000	2,097
	Hercules Technology Growth Capital, Inc.	168,000	1,746
	Home Bancshares, Inc.	100,900	2,429
	JMP Group, Inc.	87,800	853
	Kilroy Realty Corp.	109,300	3,352
	Kohlberg Capital Corp.	162,050	739
	LaSalle Hotel Properties	129,300	2,745
*	Markel Corp.	5,700	1,938
	Max Capital Group, Ltd.	118,600	2,645
	National Interstate Corp.	93,000	1,577
	Parkway Properties, Inc.	53,400	1,112
*	Piper Jaffray Cos., Inc.	34,800	1,761
	Potlatch Corp.	78,900	2,515
*	ProAssurance Corp.	102,900	5,527
	Redwood Trust, Inc.	104,600	1,512
*	Signature Bank	49,300	1,573
*	Stifel Financial Corp.	53,500	3,169
*	SVB Financial Group	96,300	4,015
	Washington Real Estate Investment Trust	70,000	1,928
	Wintrust Financial Corp.	82,400	2,537

	Total		65,878

	Health Care (6.0%)
	Analogic Corp.	32,000	1,232
*	AngioDynamics, Inc.	91,700	1,475
*	Exelixis, Inc.	163,000	1,201
	Landauer, Inc.	32,000	1,965
*	Myriad Genetics, Inc.	30,800	804
	National Healthcare Corp.	56,200	2,029
	Owens & Minor, Inc.	127,700	5,482
*	Triple-S Management Corp. - Class B	80,900	1,424
	West Pharmaceutical Services, Inc.	78,000	3,058

	Total		18,670

	Industrials (23.8%)
*	Alaska Air Group, Inc.	80,400	2,779
	Ameron International Corp.	38,700	2,456
*	Astec Industries, Inc.	42,500	1,145
*	Beacon Roofing Supply, Inc.	266,600	4,266
	Belden, Inc.	92,600	2,030
*	C&D Technologies, Inc.	109,300	169

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)
	Industrials continued
	Cascade Corp.	44,400	1,221
	CIRCOR International, Inc.	58,200	1,465
	Comfort Systems USA, Inc.	112,400	1,387
*	Dollar Thrifty Automotive Group, Inc.	64,200	1,644
	Franklin Electric Co., Inc.	24,000	698
*	FTI Consulting, Inc.	64,600	3,047
	G & K Services, Inc. - Class A	78,000	1,960
*	Genesee & Wyoming, Inc. - Class A	117,300	3,829
*	Gibraltar Industries, Inc.	126,000	1,982
	IDEX Corp.	113,200	3,526
*	Insituform Technologies, Inc. - Class A	140,600	3,194
	Kaman Corp.	62,900	1,452
*	Kirby Corp.	116,800	4,068
*	Kratos Defense & Security Solutions, Inc.	37,010	390
	Landstar System, Inc.	156,600	6,071
	McGrath Rentcorp	142,400	3,184
*	MPS Group, Inc.	142,800	1,962
*	Navigant Consulting, Inc.	162,500	2,415
	Nordson Corp.	76,500	4,680
*	On Assignment, Inc.	33,300	238
*	Sterling Construction Co., Inc.	40,500	777
	Universal Forest Products, Inc.	63,600	2,341
	UTI Worldwide, Inc.	149,220	2,137
*	Waste Connections, Inc.	94,800	3,161
	Woodward Governor Co.	145,500	3,750

	Total		73,424

	Information Technology (10.3%)
*	Advanced Energy Industries, Inc.	139,600	2,105
*	ATMI, Inc.	65,400	1,218
*	Brooks Automation, Inc.	166,387	1,428
*	Cabot Microelectronics Corp.	32,100	1,058
	Electro Rent Corp.	157,000	1,812
*	FormFactor, Inc.	86,200	1,876
*	Ixia	210,800	1,568
*	Littelfuse, Inc.	66,600	2,141
	Methode Electronics, Inc. - Class A	53,000	460
*	Microsemi Corp.	106,100	1,883
*	Newport Corp.	96,200	884
*	Palm, Inc.	158,400	1,590
*	Progress Software Corp.	119,200	3,482
*	Sonus Networks, Inc.	464,500	980
*	StarTek, Inc.	123,000	920
*	Symyx Technologies, Inc.	113,400	624
*	SYNNEX Corp.	81,400	2,496
*	Teradyne, Inc.	188,000	2,017

The Accompanying Notes are an Integral Part of the Financial Statements

Small Cap Value Portfolio 71

Small Cap Value Portfolio

	Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Websense, Inc.	106,600	1,861
*	Xyratex, Ltd.	96,100	1,279

	Total		31,682

	Materials (9.5%)
	Airgas, Inc.	62,700	2,985
	AMCOL International Corp.	52,000	1,478
	American Vanguard Corp.	120,300	999
	AptarGroup, Inc.	112,200	4,010
	Arch Chemicals, Inc.	86,300	2,665
	Carpenter Technology Corp.	76,500	2,062
*	Clearwater Paper Corp.	41,200	2,265
	Deltic Timber Corp.	54,500	2,517
	Innospec, Inc.	127,000	1,281
	International Royalty Corp.	357,300	2,558
	Myers Industries, Inc.	180,700	1,644
	Sims Metal Management, Ltd., ADR	144,940	2,826
	Wausau Paper Corp.	168,700	1,957

	Total		29,247

	Other Holdings (0.5%)
	iShares Russell 2000 Value Index Fund	28,400	1,648

	Total		1,648

	Telecommunication Services (0.6%)
*	Premiere Global Services, Inc.	207,900	1,715

	Total		1,715

	Utilities (3.8%)
	Black Hills Corp.	79,867	2,127
	Cleco Corp.	110,900	3,031
*	El Paso Electric Co.	110,800	2,247
	The Empire District Electric Co.	47,600	891
	Southwest Gas Corp.	73,200	2,088
	Vectren Corp.	51,400	1,269

	Total		11,653

	Total Common Stocks (Cost: $275,852)		295,574

	Preferred Stocks (1.8%)

	Federal Savings Institutions (0.5%)
	East West Bancorp, Inc., 8.00%, 12/31/49	1,359	1,739

	Total		1,739

	Finance Services (0.7%)
	Assured Guaranty, Ltd., 8.50%, 6/1/14	24,600	2,246

	Total		2,246

Preferred Stocks (1.8%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas (0.6%)
Whiting Petroleum Corp., 6.25%, 12/31/49	9,800	1,761

Total		1,761

Total Preferred Stocks (Cost: $3,558)		5,746

Short-Term Investments (2.4%)

Other Holdings (2.4%)
T. Rowe Price Reserve Investment Fund	7,341,652	7,342

Total Short-Term Investments (Cost: $7,342)		7,342

Total Investments (99.9%) (Cost: $286,752)(a)		308,662

Other Assets, Less Liabilities (0.1%)		266

Net Assets (100.0%)		308,928

The Accompanying Notes are an Integral Part of the Financial Statements.

72 Small Cap Value Portfolio

Small Cap Value Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $290,050 and the net unrealized appreciation of investments based on that cost was $18,612 which is comprised of $52,420 aggregate gross unrealized appreciation and $33,808 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$295,574	$-	$-
Preferred Stocks	5,746	-	-
Short-Term Investments	-	7,342	-
Other Financial Instruments^	-	-	-

Total	$301,320	$7,342	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio 73

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in securities of issuers from countries outside the U.S. that have above-average growth potential.	$247 million

Portfolio Overview

Effective September 25, 2009, the Board of Directors of the Northwestern Mutual Series Fund, Inc. appointed Janus Capital Management LLC (Janus) to act as sub-adviser to the Portfolio. Prior to that time, Mason Street Advisors managed the Portfolio. The investment objective of the Portfolio is long-term growth of capital. The Portfolio normally invests in a core group of 50–70 equity securities of issuers from countries outside the United States. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues and investments in emerging markets up to 15% of net assets. Janus employs a “bottom up” approach in choosing investments and assesses companies for their growth potential, and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

In connection with the appointment of Janus as sub-adviser, the Portfolio’s primary benchmark was changed from the S&P® Global ex-US LargeMidCap Index to the MSCI® All Country World (ex-US) Growth Index, and the MSCI EAFE® Index was designated as a secondary comparative index.

Market Overview

International equities staged a dramatic rebound in 2009, emerging from the depths of the credit crisis and the worst period for global growth since World War II. Key to the recovery was coordinated action by the world’s central banks and governments to provide massive fiscal and monetary stimulus. In addition, the value of the U.S. dollar declined over the course of the year, helping international equities’ performance in dollar terms. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%, while the MSCI® Emerging Markets Index returned 79.02%.

Portfolio Results

For the twelve months ended December 31, 2009, the International Growth Portfolio returned 23.16%, while the MSCI® All Country World (ex-US) Growth Index returned 39.21%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Growth Funds, was 38.44%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

As noted above, prior to September 25, 2009, the Portfolio was managed by Mason Street Advisors. With respect to the period prior to September 25, 2009, the Portfolio underperformed the S&P® Global ex-US LargeMidCap Index primarily due to being underrepresented in the low quality, high beta stocks that did best in the market rally beginning in March. The strength and rapidity of the rally was such that even though the Portfolio produced solid absolute results through September 25, it still lagged the benchmark by a wide margin. On the positive side, stock selection in the Information Technology sector and overall sector allocation decisions contributed to relative results during the period.

The following Portfolio attribution comments relate to the period September 25, 2009 through December 31, 2009, during which Janus acted as the Portfolio’s sub-adviser.

The Portfolio trailed the MSCI® All Country World (ex-US) Growth Index largely as a result of holdings in the Materials, Information Technology and Consumer Staples sectors. In addition, the Portfolio’s top individual detractor was Seven Bank, Ltd., a Japanese bank, which manages a network of ATMs. The stock suffered as investors were disappointed with company growth and capital allocation decisions.

In terms of contributors, selections within Industrials, Utilities and Health Care aided comparable results. Also, our largest individual contributor was U.K.-based Aggreko PLC, a company that makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. Potash Corp. of Saskatchewan, Inc. also recorded strong gains during the period. We have long considered the Canadian fertilizer company among the highest quality firms in the potash industry. IG Group Holdings PLC, a U.K.-based financials, derivatives and spread-betting company, posted strong results during the period, including strong growth internationally, an area of concern for some investors earlier in the year.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Janus, the Portfolio’s current sub-adviser.

We are seeing signs that investor enthusiasm for riskier companies (those with low margins and heavy exposure to the economy) may be coming to an end. These low quality companies (in our view) have led the markets off the lows reached in March, and the Portfolio’s general lack of exposure has modestly detracted from performance for the year. We continue to feel the defensive and higher quality names in the Portfolio have the potential to perform well during the coming year. While global equity markets have rallied significantly, we are less optimistic as economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment is likely to remain high for some time and sluggish economic growth is likely to persist for several years. However, we believe growth is re-accelerating in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues facing Western developed markets.

74 International Growth Portfolio

International Growth Portfolio

Relative Performance

Average Annual Total Returns

For Periods Ended December 31, 2009

	1 Year	5 Years	Since Inception*
International Growth Portfolio	23.16%	1.36%	4.39%
MSCI® All Country World (ex-US) Growth Index (Gross)**	39.21%	6.01%	6.73%
MSCI EAFE® Index (Gross)	32.46%	4.02%	5.88%
S&P® Global ex-US LargeMidCap Index	42.65%	6.55%	7.85%
Lipper® Variable Insurance Products (VIP) International Growth Funds Average	38.44%	5.07%	–
*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

**The MSCI® All Country World (ex-US) Growth Index is replacing the S&P® Global ex-US LargeMidCap Index as the Portfolio’s primary benchmark because of the MSCI® All Country World (ex-US) Growth Index’s greater emphasis on growth stocks. This emphasis more closely aligns with the Portfolio’s investment objective and strategy.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Japan Tobacco, Inc.	3.3%
Potash Corp. of Saskatchewan, Inc.	3.3%
Admiral Group PLC	3.2%
Aggreko PLC	3.2%
Petrofac, Ltd.	3.2%
Monsanto Co.	3.1%
Hang Lung Properties, Ltd.	3.1%
Housing Development Finance Corp., Ltd.	3.0%
Autonomy Corp. PLC	2.9%
Olam International, Ltd.	2.8%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio 75

International Growth Portfolio

Schedule of Investments

December 31, 2009

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (13.3%)

	Ajisen China Holdings, Ltd.	China	1,309,000	1,116
*	Anhanguera Educacional Participacoes SA	Brazil	278,100	3,968
	Burberry Group PLC	United Kingdom	131,545	1,262
	Educomp Solutions, Ltd.	India	156,638	2,389
	Estacio Participacoes SA	Brazil	97,500	1,387
	Hennes & Mauritz AB - B Shares	Sweden	39,021	2,158
	Industria de Diseno Textil SA	Spain	40,167	2,486
	Jupiter Telecommunications Co., Ltd.	Japan	3,495	3,464
	Li & Fung, Ltd.	Hong Kong	1,182,000	4,842
	Ports Design, Ltd.	Hong Kong	773,500	2,395
	Raffles Education Corp., Ltd.	Singapore	12,849,000	3,667
	Shangri-La Asia, Ltd.	Hong Kong	2,000,000	3,741

	Total			32,875

	Consumer Staples (13.9%)

	Anheuser-Busch InBev NV	Belgium	79,803	4,117
	British American Tobacco PLC	United Kingdom	188,220	6,110
	Colgate-Palmolive (India), Ltd.	India	85,905	1,224
	Imperial Tobacco Group PLC	United Kingdom	176,544	5,567
	Japan Tobacco, Inc.	Japan	2,401	8,106
	Olam International, Ltd.	Singapore	3,649,000	6,833
	Reckitt Benckiser Group PLC	United Kingdom	22,902	1,241
	Tesco PLC	United Kingdom	166,497	1,145

	Total			34,343

	Energy (5.7%)

	AMEC PLC	United Kingdom	388,826	4,939
	Petrofac, Ltd.	United Kingdom	470,502	7,839
	Technip SA	France	17,862	1,250

	Total			14,028

	Financials (21.6%)

*	ACE, Ltd.	Switzerland	46,910	2,364
	Admiral Group PLC	United Kingdom	417,112	7,962
	BM&F BOVESPA SA	Brazil	354,600	2,492
	Capitaland, Ltd.	Singapore	768,000	2,274
	Daito Trust Construction Co., Ltd.	Japan	125,800	5,935
	The Goldman Sachs Group, Inc.	United States	12,290	2,075
*	GP Investments, Ltd.	Brazil	329,800	1,930
	Hang Lung Properties, Ltd.	Hong Kong	1,931,000	7,544
	Housing Development Finance Corp., Ltd.	India	126,907	7,334
	IG Group Holdings PLC	United Kingdom	843,863	5,140
	Man Group PLC	United Kingdom	1,228,918	6,049
	Seven Bank, Ltd.	Japan	548	1,089
*	UBS AG	Switzerland	77,566	1,190

	Total			53,378

	Foreign Common Stocks (98.7%)	Country	Shares/ $ Par	Value $ (000’s)

	Health Care (7.8%)

*	Celgene Corp.	United States	68,660	3,823
	Cochlear, Ltd.	Australia	66,922	4,132
	Eurofins Scientific	France	54,170	2,943
	Novartis AG	Switzerland	44,864	2,442
	Novo Nordisk A/S	Denmark	34,927	2,232
	Roche Holding AG	Switzerland	21,341	3,627

	Total			19,199

	Industrials (12.1%)

	Aggreko PLC	United Kingdom	527,991	7,864
	Bharat Heavy Electricals, Ltd.	India	25,012	1,288
	Capita Group PLC	United Kingdom	528,700	6,381
	China Merchants Holdings International Co., Ltd.	Hong Kong	1,684,000	5,425
*	DSV A/S	Denmark	180,570	3,235
	Homeserve PLC	United Kingdom	45,844	1,244
	Jain Irrigation Systems, Ltd.	India	130,194	2,453
	Regus PLC	Luxembourg	1,364,157	2,011

	Total			29,901

	Information Technology (14.1%)

	Accenture PLC	Ireland	60,600	2,515
	ASML Holding NV	Netherlands	61,572	2,091
*	Autonomy Corp. PLC	United Kingdom	297,208	7,251
	Aveva Group PLC	United Kingdom	197,396	3,210
	Hirose Electric Co., Ltd.	Japan	11,400	1,189
*	Research In Motion, Ltd.	Canada	79,040	5,338
	Telefonaktiebolaget LM Ericsson - B Shares	Sweden	111,277	1,023
*	Temenos Group AG	Switzerland	179,750	4,633
	Xchanging PLC	United Kingdom	358,659	1,188
	Yahoo Japan Corp.	Japan	21,499	6,430

	Total			34,868

	Materials (9.7%)

	Agnico-Eagle Mines, Ltd.	Canada	46,090	2,489
	Huabao International Holdings, Ltd.	Hong Kong	2,758,000	2,977
	K+S AG	Germany	48,651	2,793
	Monsanto Co.	United States	92,865	7,592
	Potash Corp. of Saskatchewan, Inc.	Canada	73,930	8,021

	Total			23,872

	Utilities (0.5%)

	Light SA	Brazil	86,400	1,288

	Total			1,288

	Total Foreign Common Stocks (Cost: $230,789)			243,752

The Accompanying Notes are an Integral Part of the Financial Statements.

76 International Growth Portfolio

International Growth Portfolio

Preferred Stocks (0.9%)	Country	Shares/ $ Par	Value $ (000’s)
Energy (0.9%)
Petroleo Brasileiro SA, ADR - Class A	Brazil	51,326	2,176

Total Preferred Stocks (Cost: $1,966)			2,176

Total Investments (99.6%) (Cost: $232,755)(a)			245,928

Other Assets, Less Liabilities (0.4%)			940

Net Assets (100.0%)			246,868

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $234,027 and the net unrealized appreciation of investments based on that cost was $11,901 which is comprised of $16,866 aggregate gross unrealized appreciation and $4,965 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	30.1%
Hong Kong	10.9%
Japan	10.6%
Canada	6.4%
India	5.9%
Switzerland	5.8%
United States	5.5%
Brazil	5.4%
Singapore	5.2%
Other	14.2%

Total	100.0%

(l)	As of December 31, 2009 portfolio securities with an aggregate value of $198,470 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio 77

International Growth Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks - Consumer Discretionary	$5,355	$27,520	$-
Financials	8,861	44,517	-
Health Care	3,823	15,376	-
Information Technology	7,853	27,015	-
Materials	18,102	5,770	-
Utilities	1,288	-	-
All Other	-	78,272	-
Preferred Stocks	2,176	-	-
Other Financial Instruments^	-	-	-

Total	$47,458	$198,470	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

78 International Growth Portfolio

Research International Core Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities of growth and value companies, including emerging market securities.	$51 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Research International Core Portfolio, has engaged Massachusetts Financial Services Company (MFS) to act as sub-adviser for the Portfolio. The objective of the Portfolio is to seek capital appreciation. The Portfolio seeks to accomplish this by primarily investing in foreign equity securities, including emerging market equity securities. The Portfolio may invest in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, as well as market, economic, potential and regulatory conditions. A team of research analysts selects investments for the Portfolio. The adviser allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the weightings in the MSCI EAFE® Index.

Market Overview

International equities staged a dramatic rebound in 2009, emerging from the depths of the credit crisis and the worst period for global growth since World War II. Key to the recovery was coordinated action by the world’s central banks and governments to provide massive fiscal and monetary stimulus. The recovery was similarly synchronized, led importantly by emerging Asian economies. The better growth rates experienced by emerging market economies contributed to very strong gains for many emerging market companies. In addition, the value of the U.S. dollar declined over the course of the year, helping international equities’ performance in dollar terms. For the year, the MSCI® Emerging Markets Index returned 79.02%. By comparison, the MSCI EAFE® Index (a measure of large cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%.

Portfolio Results

For the twelve months ended December 31, 2009, the Research International Core Portfolio provided a total return of 30.82%. By comparison, the MSCI EAFE® Index returned 32.46%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Core Funds, was 31.95%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection in the Financials sector was the primary factor holding back the Portfolio’s performance relative to the MSCI EAFE® Index. Japanese financial services firm Sumitomo Mitsui Financial Group, Inc. was among the Portfolio’s top detractors. Owning French insurance firm AXA SA in the first half of the period detracted from relative performance, as this stock underperformed the benchmark during that time. Not owning strong performing banking firm Commonwealth Bank of Australia for the majority of the reporting period and selling off positions of British financial services firm Barclays PLC prior to this stock’s impressive price increase also had a negative impact on relative returns. Not owning Spanish financial services firm Banco Santander Brasil SA was another negative for relative results.

An overweight position in Australian pallets and container manufacturer Brambles, Ltd. early in the reporting period hurt relative performance as this stock performed poorly during that time. Additional notable detractors were Japanese companies East Japan Railway Co., telecommunications company KDDI Corp., pharmaceutical company Daiichi Sankyo Co., Ltd. and convenience store chain Lawson, Inc.

During the reporting period, the Portfolio’s currency exposure detracted from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the portfolios we manage to have different currency exposure than the benchmark.

The Portfolio’s modest cash position also was a detractor. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, holding cash hurt performance versus the benchmark, which has no cash position.

Contributing to relative performance was stock selection in the Consumer Discretionary sector. Holdings of Hong Kong export trading company Li & Fung, Ltd., U.K. marketing firm WPP PLC, and French luxury goods maker LVMH Moet Hennessy Louis Vuitton SA were among the Portfolio’s top contributors.

Stock selection in the Information Technology and Energy sectors also had a positive impact on relative returns. Within the Information Technology sector, Taiwanese computer and electronics maker Acer, Inc. was a key driver of relative performance.

Stocks in other sectors that bolstered relative results included financial services firms BNP Paribas of France, Bank of Cyprus Public Co., Ltd., and Brazil’s Itau Unibanco Banco SA (an out-of-benchmark holding); Singaporean shipyard operator Keppel Corp., Ltd.; industrial machinery manufacturer Bucyrus International, Inc., an out-of-benchmark holding based in the United States; and Dutch paint and specialty chemical manufacturer Akzo Nobel NV.

Research International Core Portfolio 79

Research International Core Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinions of MFS, the Portfolio’s current sub-adviser.

The Research International Core Portfolio is a sector neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the Index. Instead, we attempt to outperform the benchmark by holding what we believe to be the most attractive opportunities among growth and value companies without regard to market capitalization.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	Since Inception*
Research International Core Portfolio	30.82%	-8.31%
MSCI® All Country World (ex-US) Index (Gross)**	42.14%	-6.35%
MSCI EAFE® Index (Gross)	32.46%	-9.14%
Lipper® Variable Insurance Products (VIP) International Core Funds Average	31.95%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

**The MSCI® All Country World (ex-US) Index is replacing the MSCI EAFE® Index as the Portfolio's primary benchmark because of the MSCI® All Country World (ex-US) Index's exposure to emerging markets. This broader geographical exposure more closely reflects the Portfolio's ability to invest globally.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Nestle SA	2.9%
Royal Dutch Shell PLC - Class A	2.8%
BNP Paribas	2.7%
HSBC Holdings PLC	2.7%
Total SA	2.6%
Roche Holding AG	2.6%
Vodafone Group PLC	2.6%
E.ON AG	2.1%
BHP Billiton PLC	2.0%
GDF Suez	2.0%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

80 Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2009

	Foreign Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (7.5%)

	Bridgestone Corp.	Japan	25,700	451
	Esprit Holdings, Ltd.	Hong Kong	56,975	375
	Grupo Televisa SA, ADR	Mexico	8,900	185
	Industria de Diseno Textil SA	Spain	7,680	475
	Li & Fung, Ltd.	Hong Kong	54,000	221
	LVMH Moet Hennessy Louis Vuitton SA	France	7,180	805
	Reed Elsevier PLC	United Kingdom	48,350	397
	Sankyo Co., Ltd.	Japan	1,600	80
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	49,380	111
	WPP PLC	United Kingdom	76,455	747

	Total			3,847

	Consumer Staples (8.7%)

	DANONE SA	France	11,648	708
	Heineken NV	Netherlands	10,790	511
	Hengan International Group Co., Ltd.	Hong Kong	26,000	193
	Japan Tobacco, Inc.	Japan	111	375
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	43,600	195
	Lawson, Inc.	Japan	10,900	480
	Nestle SA	Switzerland	30,197	1,466
	Reckitt Benckiser Group PLC	United Kingdom	9,590	520

	Total			4,448

	Energy (9.2%)

	CNOOC, Ltd.	Hong Kong	91,000	141
	* Cobalt International Energy, Inc.	United States	8,680	120
	Eni SPA	Italy	11,560	294
	INPEX Corp.	Japan	40	300
	Marathon Oil Corp.	United States	5,410	169
	Nexen, Inc.	Canada	5,910	142
	* Paladin Energy, Ltd.	Australia	30,039	111
	Petroleo Brasileiro SA, ADR	Brazil	2,110	101
	Royal Dutch Shell PLC - Class A	United Kingdom	47,030	1,421
	Saipem SpA	Italy	6,430	221
	Suncor Energy, Inc.	Canada	3,490	124
	Total SA	France	20,880	1,336
	Tullow Oil PLC	United Kingdom	11,159	233

	Total			4,713

	Financials (25.1%)

	Aberdeen Asset Management PLC	United Kingdom	74,160	160
	Aeon Credit Service Co., Ltd.	Japan	31,900	307
	Banco Santander Brasil SA, ADR	Brazil	26,200	365
	Bank of China, Ltd.	China	983,000	526
	Bank of Cyprus Public Co., Ltd.	Cyprus	46,793	326
	BM&F BOVESPA SA	Brazil	37,300	262
	BNP Paribas	France	17,799	1,403
	The Chiba Bank, Ltd.	Japan	47,000	281
	China Construction Bank Corp.	China	783,000	666

	Foreign Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	China Life Insurance Co., Ltd.	China	36,000	176
*	China Pacific Insurance Group Co., Ltd.	China	33,600	134
	Commonwealth Bank of Australia	Australia	6,490	316
	Deutsche Boerse AG	Germany	6,020	500
	HDFC Bank, Ltd., ADR	India	3,020	393
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	24,300	433
	Housing Development Finance Corp., Ltd.	India	2,477	143
	HSBC Holdings PLC	United Kingdom	120,405	1,375
	ICICI Bank, Ltd.	India	13,885	261
	ICICI Bank, Ltd., ADR	India	3,500	132
*	ING Groep NV	Netherlands	86,770	838
	Julius Baer Group, Ltd.	Switzerland	7,343	256
*	KBC Groep NV	Belgium	5,346	231
	Mirvac Group	Australia	7,970	11
	Nomura Holdings, Inc.	Japan	49,900	368
	Shimao Property Holdings, Ltd.	Hong Kong	92,000	173
*	SNS REAAL NV	Netherlands	19,740	119
*	Storebrand ASA	Norway	36,590	248
	Sumitomo Mitsui Financial Group, Inc.	Japan	15,400	439
	Swiss Reinsurance Co., Ltd.	Switzerland	6,700	321
*	UBS AG	Switzerland	32,938	505
	Unione di Banche Italiane SCpA	Italy	43,687	625
	Westpac Banking Corp.	Australia	14,400	324
	Zurich Financial Services AG	Switzerland	1,160	252

	Total			12,869

	Health Care (8.1%)

*	Actelion, Ltd.	Switzerland	3,999	213
	Bayer AG	Germany	8,159	651
	Merck KGaA	Germany	5,980	558
	Roche Holding AG	Switzerland	7,840	1,332
	Santen Pharmaceutical Co., Ltd.	Japan	11,900	381
	Smith & Nephew PLC	United Kingdom	38,500	396
	Synthes, Inc.	United States	4,960	649

	Total			4,180

	Industrials (13.7%)

	BEML, Ltd.	India	6,250	151
	East Japan Railway Co.	Japan	9,700	612
	Geberit AG	Switzerland	1,618	286
	Glory, Ltd.	Japan	17,500	387
	Hutchison Whampoa, Ltd.	Hong Kong	58,000	397
	JGC Corp.	Japan	27,000	497
	Keppel Corp., Ltd.	Singapore	115,000	669
	Legrand SA	France	3,570	100
	Mitsubishi Corp.	Japan	21,300	530
	Schneider Electric SA	France	5,128	593
	Siemens AG	Germany	9,950	912
	TNT NV	Netherlands	25,372	776
	Tomkins PLC	United Kingdom	169,350	523

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio 81

Research International Portfolio

	Foreign Common Stocks (98.8%)	Country	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Yamato Holdings Co., Ltd.	Japan	41,800	578
	Total			7,011

	Information Technology (6.6%)

	Acer, Inc.	Taiwan	162,460	486
	Konica Minolta Holdings, Inc.	Japan	38,500	395
	Nokia Corp.	Finland	42,680	547
	Nomura Research Institute, Ltd.	Japan	17,100	335
	Ricoh Co., Ltd.	Japan	20,000	282
	Samsung Electronics Co., Ltd.	South Korea	600	409
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	472,189	947
	Total			3,401

	Materials (8.9%)

	Akzo Nobel NV	Netherlands	12,940	852
	BHP Billiton PLC	United Kingdom	32,350	1,034
	Corporation Moctezuma SAB de CV	Mexico	16,700	38
*	Iluka Resources, Ltd.	Australia	77,400	246
	Lihir Gold, Ltd.	Papua New Guinea	85,146	249
	Linde AG	Germany	7,530	905
	Monsanto Co.	United States	2,330	191
	Symrise AG	Germany	24,230	519
*	Teck Resources, Ltd. - Class B	Canada	15,890	557
	Total			4,591

	Telecommunication Services (6.0%)

	America Movil SAB de CV - Series L, ADR	Mexico	4,720	222
	China Unicom Hong Kong, Ltd.	Hong Kong	254,000	334
	KDDI Corp.	Japan	67	353
	Koninklijke KPN NV	Netherlands	40,390	684
	Vivo Participacoes SA, ADR	Brazil	6,180	192
	Vodafone Group PLC	United Kingdom	569,840	1,320
	Total			3,105

	Utilities (5.0%)

	CEZ AS	Czech Republic	4,480	209
	E.ON AG	Germany	25,702	1,072
	GDF Suez	France	23,673	1,026
	Tokyo Gas Co., Ltd.	Japan	63,000	251
	Total			2,558
	Total Foreign Common Stocks (Cost: $47,888)			50,723

	Total Investments (98.8%) (Cost: $47,888)(a)			50,723

	Other Assets, Less Liabilities (1.2%)			622

	Net Assets (100.0%)			51,345

The Accompanying Notes are an Integral Part of the Financial Statements.

82 Research International Core Portfolio

Research International Core Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $49,332 and the net unrealized appreciation of investments based on that cost was $1,391 which is comprised of $5,234 aggregate gross unrealized appreciation and $3,843 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	15.8%
Japan	15.0%
France	11.6%
Germany	10.0%
Switzerland	9.0%
Netherlands	7.4%
Other	31.2%

Total	100.0%

(l)	As of December 31, 2009 portfolio securities with an aggregate value of $47,224 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)

Assets:

Foreign Common Stocks -

Consumer Discretionary	$296	$3,551	$-

Consumer Staples	195	4,253	-

Energy	656	4,057	-

Financials	1,152	11,717	-

Materials	786	3,805	-

Telecommunication Services	414	2,691	-

All Other	-	17,150	-

Other Financial Instruments^	-	-	-

Total	$3,499	$47,224	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International core Portfolio 83

International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.3 billion

Portfolio Overview

Mason Street Advisors, the investment adviser for the International Equity Portfolio, has engaged Templeton Investment Counsel, LLC (Templeton) to act as sub-adviser for the Portfolio. Templeton has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the Portfolio. The Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped. The Portfolio’s strategy reflects a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, also will be considered.

Market Overview

International equities staged a dramatic rebound in 2009, when it became clear that the worst of the credit crisis had passed. In Europe, most of the region’s economies returned to growth in the third quarter of 2009, though the best growth was experienced by emerging market economies. While stocks of developed markets performed well, emerging market stocks enjoyed very strong returns thanks to their more attractive growth rates. In addition, the value of the U.S. dollar declined over the course of the year, helping international equities’ performance in dollar terms. For the year, the MSCI EAFE® Index (a measure of large cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%, while the MSCI® Emerging Markets Index returned 79.02%.

Portfolio Results

For the twelve months ended December 31, 2009, the International Equity Portfolio returned 33.11%, while the MSCI® All Country World (ex-US) Index returned 42.14%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 31.78% according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

The Portfolio’s absolute return reflected the strong performance of equities outside the U.S. One theme that explains the Portfolio’s performance relative to the Index was that sectors that outperformed in 2008 lagged during the recovery in 2009. A good example of this was the Portfolio’s exposure to Financial shares. Our investment process focuses on undervalued companies, which requires a judgment about corporate balance sheets, earnings and security valuations. But many companies in this sector have opaque financial statements, making valuation assessments difficult. Because of this lack of transparency, we were significantly underweight Financial stocks. That positioning made the leading contribution to the Portfolio’s performance in 2008, but it became the largest detractor in 2009, when Financials rebounded dramatically.

Telecommunication Services and Materials stocks were other notable detractors from relative performance. The overweight to traditionally defensive oriented Telecommunication stocks reflected our belief that a number of companies in the sector were trading at significantly discounted valuations while generating high free cash flow with strong long-term earnings potential. In Materials, it hurt to be underrepresented in metals and mining stocks in favor of paper and forest product companies.

In addition, it hurt performance relative to the Index to be underrepresented in emerging market issuers. It is important to note that we considered emerging markets relatively expensive even before 2009 began, so while the Portfolio’s 2009 weight in emerging markets was only the accumulation of individual stock ideas, those ideas became harder to find in recent years.

At the other end of the spectrum, the leading contribution to relative results came from stock choices and an overweight to Consumer Discretionary and Information Technology (IT) shares. One theme evident in the Discretionary space was the Portfolio’s effective positioning among auto makers and auto component companies. Among the leading contributors for the year were Chinese battery and auto manufacturer Byd Co., Ltd. (an industrial conglomerate that’s actually categorized in the information technology sector) and Korean car maker Hyundai Motor Co. Other notable contributors in the IT sector were Samsung Electronics Co., Ltd. and Compal Electronics, Inc.

The Portfolio’s performance benefited from a one-time class action settlement. In the absence of this payment, the Portfolio’s performance would have been lower.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s current sub-adviser.

84 International Equity Portfolio

International Equity Portfolio

We believe the market effectively ignored long term fundamentals in 2009, and focused instead on cyclical companies that worked in past rallies. But despite those short-term market swings, we continue to believe that the best way to maximize performance over time is to build a portfolio of high quality companies trading at attractive valuations.

Because we build the Portfolio stock by stock from the bottom up, our positioning in terms of sector and industry weightings, as well as country allocations, typically reflects where we are finding what we believe to be the most attractive securities at a given time. As of December 31, 2009, the Portfolio’s largest overweight positions were in the Telecommunication Services and Consumer Discretionary sectors. The largest sector underweights were in Financials and Materials.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
International Equity Portfolio	33.11%	5.22%	4.30%
MSCI® All Country World (ex-US) Index (Gross)*	42.14%	6.30%	3.12%
MSCI EAFE® Index (Gross)	32.46%	4.02%	1.58%
Lipper® Variable Insurance Products (VIP) International Value Funds Average	31.78%	2.87%	2.59%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

*The MSCI® All Country World (ex-US) Index is replacing the MSCI EAFE® Index as the Portfolio’s primary benchmark because of the MSCI® All Country World (ex-US) Index’s exposure to emerging markets. This broader geographical exposure more closely reflects the Portfolio’s ability to invest globally.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
Telefonica SA, ADR	2.6%
Samsung Electronics Co., Ltd.	2.4%
Vodafone Group PLC	2.2%
Hyundai Motor Co.	2.1%
Novartis AG	1.8%
Vale SA, ADR	1.7%
Royal Dutch Shell PLC - Class B	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
Sanofi-Aventis SA	1.6%
Compagnie Generale des Etablissements Michelin - Class B	1.6%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio 85

International Equity Portfolio

Schedule of Investments

December 31, 2009

	Foreign Common Stocks (97.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.2%)

	Accor SA	France	173,000	9,386
	Bayerische Motoren Werke AG	Germany	380,920	17,294
	British Sky Broadcasting Group PLC	United Kingdom	1,864,690	16,807
	Burberry Group PLC	United Kingdom	738,190	7,082
	Compagnie Generale des Etablissements Michelin - Class B	France	260,200	19,932
*	Hyundai Motor Co.	South Korea	264,580	27,276
	Kingfisher PLC	United Kingdom	3,825,490	14,031
	Pearson PLC	United Kingdom	697,770	10,037
	Reed Elsevier NV	Netherlands	558,652	6,846
	Sony Corp.	Japan	323,400	9,379
	Vivendi	France	547,770	16,150
	Wolters Kluwer NV	Netherlands	166,630	3,647

	Total			157,867

	Consumer Staples (3.9%)

	Cadbury PLC	United Kingdom	1,534,097	19,753
	Nestle SA	Switzerland	389,800	18,918
	Unilever PLC	United Kingdom	348,295	11,155

	Total			49,826

	Energy (8.8%)

	BP PLC	United Kingdom	1,866,830	18,065
	China Shenhua Energy Co., Ltd.	China	1,578,500	7,632
	Eni SPA	Italy	414,535	10,540
	Gazprom OAO, ADR	Russia	368,660	9,235
	Petroleo Brasileiro SA, ADR	Brazil	257,990	12,301
	Repsol YPF SA	Spain	493,680	13,163
	Royal Dutch Shell PLC - Class B	United Kingdom	704,315	20,536
	SBM Offshore NV	Netherlands	464,278	9,072
	Total SA	France	205,958	13,181

	Total			113,725

	Financials (17.6%)

*	ACE, Ltd.	Switzerland	234,580	11,823
	Australia & New Zealand Banking Group, Ltd.	Australia	89,588	1,823
	Aviva PLC	United Kingdom	1,859,380	11,783
	AXA SA	France	554,855	13,105
	Banco Santander SA	Spain	906,009	14,866
	Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	13,325
	DBS Group Holdings, Ltd.	Singapore	1,788,000	19,437
*	Hana Financial Group, Inc.	South Korea	204,280	5,788
	HSBC Holdings PLC	United Kingdom	1,474,937	16,790
*	ING Groep NV	Netherlands	1,268,502	12,247
*	KB Financial Group, Inc.	South Korea	244,095	12,435

	Foreign Common Stocks (97.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Mitsubishi UFJ Financial Group, Inc.	Japan	565,000	2,768
	Mitsubishi UFJ Financial Group, Inc., ADR	Japan	222,000	1,092
	National Australia Bank, Ltd.	Australia	514,532	12,520
	Nomura Holdings, Inc.	Japan	332,400	2,451
	Nordea Bank AB	Sweden	1,536,530	15,525
	Standard Chartered PLC	United Kingdom	370,360	9,280
	Swire Pacific, Ltd.	Hong Kong	1,276,500	15,437
	Swiss Re	Switzerland	319,952	15,314
*	UBS AG	Switzerland	1,015,136	15,579
	UniCredit SpA	Italy	1,017,801	3,381

	Total			226,769

	Health Care (9.0%)

	Celesio AG	Germany	261,230	6,628
	GlaxoSmithKline PLC	United Kingdom	621,430	13,171
	Lonza Group AG	Switzerland	162,050	11,353
	Merck KGaA	Germany	192,990	18,015
	Novartis AG	Switzerland	424,920	23,127
	Roche Holding AG	Switzerland	90,390	15,361
	Sanofi-Aventis SA	France	259,555	20,319
	Takeda Pharmaceutical Co., Ltd.	Japan	208,500	8,565

	Total			116,539

	Industrials (13.4%)

	Atlas Copco AB	Sweden	1,330,560	19,434
	BAE Systems PLC	United Kingdom	3,411,020	19,669
*	British Airways PLC	United Kingdom	930,000	2,776
	Deutsche Post AG	Germany	935,380	17,974
	Empresa Brasileira de Aeronautica SA, ADR	Brazil	416,340	9,205
	Hutchison Whampoa, Ltd.	Hong Kong	1,826,000	12,499
	Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	13,281
	Loomis AB	Sweden	130,460	1,423
	Niscayah Group AB	Sweden	652,300	1,347
	Qantas Airways, Ltd.	Australia	2,552,550	6,784
*	Rentokil Initial PLC	United Kingdom	2,672,940	4,958
*	Rolls-Royce Group PLC	United Kingdom	1,916,990	14,969
(n)(p)*	Rolls-Royce Group PLC - C Shares Entitlement	United Kingdom	115,019,400	186
	Shanghai Electric Group Co., Ltd.	China	31,604,000	14,597
	Siemens AG, ADR	Germany	199,230	18,269
	Smiths Group PLC	United Kingdom	320,326	5,244
*	Vestas Wind Systems A/S	Denmark	167,380	10,228

	Total			172,843

	Information Technology (10.0%)

*	Byd Co., Ltd.	China	753,770	6,579

The Accompanying Notes are an Integral Part of the Financial Statements.

86 International Equity Portfolio

International Equity Portfolio

	Foreign Common Stocks (97.2%)	Country	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Check Point Software Technologies, Ltd.	Israel	387,430	13,126
	Compal Electronics, Inc.	Taiwan	6,065,574	8,338
	FUJIFILM Holdings Corp.	Japan	159,300	4,762
	Lite-On Technology Corp.	Taiwan	3,485,215	5,211
	Mabuchi Motor Co., Ltd.	Japan	168,400	8,284
	Nintendo Co., Ltd.	Japan	77,630	18,413
	Samsung Electronics Co., Ltd.	South Korea	46,140	31,470
	SAP AG	Germany	261,040	12,295
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	10,216,825	20,491

	Total			128,969

	Materials (4.9%)

	Akzo Nobel NV	Netherlands	155,660	10,246
	Alumina, Ltd.	Australia	7,791,350	12,794
	BASF SE	Germany	218,600	13,541
	UPM-Kymmene Oyj	Finland	394,760	4,689
	Vale SA, ADR	Brazil	881,000	21,867

	Total			63,137

	Telecommunication Services (12.6%)

	China Mobile, Ltd.	Hong Kong	979,500	9,130
	China Telecom Corp., Ltd.	China	17,338,000	7,174
	Chunghwa Telecom Co., Ltd., ADR	Taiwan	229,351	4,259
	France Telecom SA	France	756,770	18,869
	KT Corp., ADR	South Korea	385,100	6,477
	Nippon Telegraph & Telephone Corp.	Japan	193,000	7,596
	Portugal Telecom SGPS SA	Portugal	632,670	7,681
	SK Telecom Co., Ltd., ADR	South Korea	322,890	5,250
	Telefonica SA, ADR	Spain	395,838	33,060
	Telekom Austria AG	Austria	85,800	1,223
*	Telenor ASA	Norway	1,208,610	16,935
	Turkcell Iletisim Hizmetleri AS	Turkey	2,371,420	16,650
	Vodafone Group PLC	United Kingdom	12,341,413	28,596

	Total			162,900

	Utilities (4.8%)

	E.ON AG	Germany	440,100	18,349
	Electricite de France SA	France	258,050	15,335
	GDF Suez	France	300,594	13,024
	Iberdrola SA	Spain	1,333,390	12,676
	Suez Environnement SA	France	78,727	1,816

	Total			61,200

	Total Foreign Common Stocks (Cost: $1,067,930)			1,253,775

	Short Term Investments (2.4%)

	Federal Government & Agencies (0.3%)

	Federal Home Loan Bank, 0.05%, 2/1/10	United States	1,600,000	1,600

Short-Term Investments (2.4%)	Country	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Home Loan Bank, 0.09%, 1/19/10	United States	3,100,000	3,100

Total			4,700

Finance Services (0.4%)

Alpine Securitization, 0.17%, 1/20/10	United States	5,000,000	4,999

Total			4,999

Miscellaneous Business Credit Institutions (0.8%)

Park Avenue Receivables Corp., 0.16%, 1/20/10	United States	10,000,000	9,999

Total			9,999

Oil and Gas (0.9%)

Devon Energy Corp., 0.08%, 1/4/10	United States	11,700,000	11,700

Total			11,700

Total Short-Term Investments (Cost: $31,398)			31,398

Total Investments (99.6%) (Cost: $1,099,328)(a)			1,285,173

Other Assets, Less Liabilities (0.4%)			4,770

Net Assets (100.0%)			1,289,943

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio 87

International Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $1,108,395 and the net unrealized appreciation of investments based on that cost was $176,778 which is comprised of $329,252 aggregate gross unrealized appreciation and $152,474 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	19.0%
France	10.9%
Germany	9.5%
Switzerland	8.6%
South Korea	6.9%
Spain	5.7%
Other	39.4%

Total	100.0%

(l)	As of December 31, 2009 portfolio securities with an aggregate value of $1,107,811 (in thousands) were fair valued under procedures adopted by the Board of Directors.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $186 (in thousands) were valued with reference to securities whose values are more readily available.

(p)	Restricted securities (excluding 144A issues) on December 31, 2009.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Rolls-Royce Group PLC - C Shares Entitlement	10/28/09	$188	$186	0.01%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:

Foreign Common Stocks -

Energy	$21,536	$92,189	$-

Financials	12,915	213,854	-

Industrials	27,474	145,369	-

Information Technology	13,126	115,843	-

Materials	21,867	41,270	-

Telecommunication Services	49,046	113,854	-

All Other	-	385,432	-

Short-Term Investments	-	31,398	-

Other Financial Instruments^	-	-	-

Total	$145,964	$1,139,209	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

88 International Equity Portfolio

Emerging Markets Equity Portfolio
Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in equity securities of issuers that are tied economically to emerging market countries.	$114 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Emerging Markets Equity Portfolio, has engaged Massachusetts Financial Services Company (MFS) to act as sub-adviser for the Portfolio. The objective of the Portfolio is to achieve capital appreciation. The Portfolio seeks to accomplish this by investing in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. The Portfolio may invest in companies of any size and may have a relatively large percentage of its invested in a single or small number of issuers, countries or regions. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions.

Market Overview

International equities staged a dramatic rebound in 2009, emerging from the depths of the credit crisis and the worst period for global growth since World War II. Key to the recovery was coordinated action by the world’s central banks and governments to provide massive fiscal and monetary stimulus. The recovery was similarly synchronized, led importantly by emerging Asian economies. The better growth rates experienced by emerging market economies contributed to very strong gains for many emerging market companies. In addition, the value of the U.S. dollar declined over the course of the year, helping international equities’ performance in dollar terms. For the year, the MSCI® Emerging Markets Index returned 79.02%. By comparison, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%.

Portfolio Results

For the twelve months ended December 31, 2009, the Emerging Markets Equity Portfolio returned 69.73%. This compares with a return of 79.02% for the Portfolio’s benchmark, the MSCI® Emerging Markets Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Emerging Markets Funds, was 73.45%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection and an underweight position in the Financials sector were primary detractors from performance relative to the MSCI® Emerging Markets Index. Not holding strong performing Russian commercial banking firm Sberbank held back relative results. The Portfolio’s sale of Polish banking firms PKO Bank Polski SA and Bank Pekao SA early in the reporting period hurt, as the Portfolio missed most of the positive price gains these stocks experienced later in the year.

Stock selection and an overweight position in the Consumer Staples sector also hindered relative performance. Holdings of tobacco distributor British American Tobacco PLC and palm oil and refined sugar manufacturer Tradewinds Malaysia Berhad were among the Portfolio’s top detractors.

During 2009, the Portfolio’s currency exposure was a detractor from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

The Portfolio’s modest cash position also was a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding cash hurt performance versus the benchmark, which has no cash position.

At the other end of the spectrum, stock selection in the Telecommunications sector boosted relative performance. The timing of our transactions in integrated communications services company Reliance Communications, Ltd. benefited relative performance as we were able to avoid more of the negative impact of the stock’s price declines than the benchmark during the reporting period.

Stock selection in the Health Care sector was another positive factor for relative results. Holdings of over-the-counter pharmaceutical company Genomma Lab Internacional SA and Brazilian dental plan provider OdontoPrev SA bolstered relative performance as these securities significantly outperformed the benchmark.

Stock selection in the Materials sector also aided relative returns. South Korean petrochemical products manufacturer LG Chem, Ltd. was among the Portfolio’s top contributors.

Securities in other sectors that helped relative results included real estate consulting firm Brasil Brokers Participacoes SA, credit card processing and administration services company CSU Cardsystem SA, automotive parts company Hyundai Mobis, and integrated enterprise management software company Totvs SA. The Portfolio’s overweight position in strong-performing Indonesian automaker Astra International Tbk PT and computer company Acer, Inc. also benefited relative performance.

Emerging Markets Equity Portfolio 89

Emerging Markets Equity Portfolio

Portfolio Manager Outlook

The following forward comments are the opinions of MFS, the Portfolio’s current sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of companies that we regard as undergoing fundamental operational improvements and whose shares trade at discounted valuations. As of December 31, 2009, our largest sector overweight was in Consumer Discretionary shares, while Industrials was our leading underweight position relative to the benchmark.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	Since Inception*
Emerging Markets Equity Portfolio	69.73%	-1.98%
MSCI® Emerging Markets Index (Gross)	79.02%	3.41%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	73.45%	–
* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/09
Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	4.1%
Petroleo Brasileiro SA, ADR	3.5%
Gazprom OAO, ADR	2.6%
Infosys Technologies, Ltd., ADR	2.4%
Vale SA, ADR	2.4%
Steel Authority of India, Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
China Construction Bank Corp.	2.0%
Public Bank Berhad	2.0%
Lukoil OAO, ADR	1.8%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

90 Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2009

	Foreign Common Stocks (95.3%)	Country	Shares/ $ Par	Value $ (000’s)
	Consumer Discretionary (8.7%)

*	Anhanguera Educacional Participacoes SA	Brazil	51,200	731
	Dufry South America, Ltd.	Bermuda	22,660	468
	Foschini, Ltd.	South Africa	96,200	781
	Genting Berhad	Malaysia	427,100	910
	Grupo Televisa SA, ADR	Mexico	33,410	694
	Kroton Educacional SA	Brazil	58,301	602
	Lewis Group, Ltd.	South Africa	93,939	669
	Li & Fung, Ltd.	Hong Kong	346,000	1,417
	Naspers, Ltd. - N Shares	South Africa	28,400	1,148
	PT Astra International Tbk	Indonesia	274,500	1,005
	Stella International Holdings, Ltd.	Hong Kong	603,500	1,094
*	Urbi Desarrollos Urbanos SAB de CV	Mexico	166,490	376

	Total			9,895

	Consumer Staples (6.9%)

	BIM Birlesik Magazalar AS	Turkey	16,293	754
	British American Tobacco PLC	United Kingdom	22,970	745
	Dabur India, Ltd.	India	325,580	1,109
	Grupo Continental SAB de CV	Mexico	259,310	657
	Hengan International Group Co., Ltd.	Hong Kong	104,000	771
	Kimberly-Clark de Mexico SAB de CV - Class A	Mexico	92,790	416
*	KT&G Corp.	South Korea	16,779	926
	Massmart Holdings, Ltd.	South Africa	39,120	470
	Natura Cosmeticos SA	Brazil	22,640	472
	Shoprite Holdings, Ltd.	South Africa	57,932	508
	Tiger Brands, Ltd.	South Africa	25,860	596
	Tradewinds Malaysia Berhad	Malaysia	508,700	410

	Total			7,834

	Energy (15.1%)

	China Shenhua Energy Co., Ltd.	China	250,000	1,209
	CNOOC, Ltd.	Hong Kong	1,251,000	1,944
	Gazprom OAO, ADR	Russia	116,240	2,912
	Lukoil OAO, ADR	Russia	36,570	2,062
	Oil & Natural Gas Corp., Ltd.	India	56,869	1,443
	Petroleo Brasileiro SA, ADR	Brazil	83,510	3,982
	PTT Exploration & Production Public Co., Ltd.	Thailand	127,700	563
	Reliance Industries, Ltd.	India	68,332	1,598
*	Tatneft, ADR	Russia	17,500	510
	Tenaris SA, ADR	Luxembourg	9,190	392
	Tupras-Turkiye Petrol Rafinerileri AS	Turkey	32,328	639

	Total			17,254

	Foreign Common Stocks (95.3%)	Country	Shares/ $ Par	Value $ (000’s)
	Financials (22.6%)

	ABSA Group, Ltd.	South Africa	34,120	588
	Banco Compartamos SAB de CV	Mexico	122,900	635
	Banco Santander Brasil SA	Brazil	25,100	344
	Banco Santander Chile, ADR	Chile	12,770	827
	Bank of China, Ltd.	China	2,925,000	1,566
	BM&F BOVESPA SA	Brazil	65,700	462
*	Bolsa Mexicana de Valores SAB de CV	Mexico	375,800	442
	Brasil Brokers Participacoes SA	Brazil	110,200	410
	China Construction Bank Corp.	China	2,649,000	2,255
	China Life Insurance Co., Ltd.	China	346,000	1,695
	China Merchants Bank Co., Ltd.	China	63,600	165
	China Overseas Land & Investment, Ltd.	Hong Kong	426,000	891
*	China Pacific Insurance Group Co., Ltd.	China	63,000	251
	Credicorp, Ltd.	Peru	4,140	319
	First Pacific Co., Ltd.	Hong Kong	2,122,000	1,278
	Grupo Financiero Banorte SAB de CV	Mexico	68,100	246
*	Hana Financial Group, Inc.	South Korea	40,920	1,160
	Hang Lung Properties, Ltd.	Hong Kong	265,000	1,035
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	109,000	1,940
	Housing Development Finance Corp., Ltd.	India	25,920	1,498
*	OTP Bank PLC	Hungary	37,250	549
	Public Bank Berhad	Malaysia	678,000	2,229
	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	6,107	1,042
	Standard Chartered PLC	United Kingdom	87,920	2,187
	Turkiye Garanti Bankasi AS	Turkey	278,210	1,179
	Turkiye Is Bankasi	Turkey	138,380	582

	Total			25,775

	Health Care (3.0%)

	Diagnosticos da America SA	Brazil	20,700	677
*	Fleury SA	Brazil	72,700	767
*	Genomma Lab Internacional SA - Class B	Mexico	438,500	966
	OdontoPrev SA	Brazil	27,100	995

	Total			3,405

	Industrials (1.4%)

	BEML, Ltd.	India	22,120	533
	Copa Holdings SA - Class A	Panama	6,650	362
	Empresa Brasileira de Aeronautica SA, ADR	Brazil	6,790	150
	Orascom Construction Industries	Egypt	11,937	532

	Total			1,577

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio 91

Emerging Markets Equity Portfolio

	Foreign Common Stocks (95.3%)	Country	Shares/ $ Par	Value $ (000’s)
	Information Technology (17.0%)

	Acer, Inc.	Taiwan	492,360	1,471
	Cielo SA	Brazil	55,840	491
*	CSU Cardsystem SA	Brazil	137,690	668
	Hon Hai Precision Industry Co., Ltd.	Taiwan	349,400	1,643
	HTC Corp.	Taiwan	95,438	1,086
	Infosys Technologies, Ltd., ADR	India	49,510	2,736
	MediaTek, Inc.	Taiwan	74,683	1,297
	Redecard SA	Brazil	32,500	541
	Samsung Electronics Co., Ltd.	South Korea	6,820	4,652
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,218,290	2,443
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	158,627	1,815
	Totvs SA	Brazil	7,500	508

	Total			19,351

	Materials (10.8%)

	Anhui Conch Cement Co., Ltd.	China	186,000	1,189
	Corporacion Moctezuma SAB de CV	Mexico	237,100	545
	Duratex SA	Brazil	66,786	621
	Gold Fields, Ltd.	South Africa	48,630	637
	Grupo Mexico SAB de CV - Series B	Mexico	163,780	374
	Impala Platinum Holdings, Ltd.	South Africa	36,720	994
*	Mining and Metallurgical Co. Norilsk Nickel, ADR	Russia	46,650	670
	National Aluminium Co., Ltd.	India	180,828	1,625
*	Novolipetsk Steel	Russia	18,800	577
	Steel Authority of India, Ltd.	India	477,794	2,451
	Vale SA, ADR	Brazil	92,240	2,678

	Total			12,361

	Telecommunication Services (7.8%)

	America Movil SAB de CV - Series L, ADR	Mexico	41,660	1,957
	China Mobile, Ltd.	Hong Kong	96,500	899
	China Unicom (Hong Kong), Ltd., ADR	Hong Kong	59,610	782
	Egyptian Co. for Mobile Services	Egypt	12,700	558
	Empresa Nacional de Telecomunicaciones SA	Chile	17,147	248
	Mobile TeleSystems OAO, ADR	Russia	20,000	978
	MTN Group, Ltd.	South Africa	115,910	1,837
	Philippine Long Distance Telephone Co.	Philippines	9,310	524
	Vimpel-Communications, ADR	Russia	32,650	607
	Vivo Participacoes SA, ADR	Brazil	15,040	466

	Total			8,856

Foreign Common Stocks (95.3%)	Country	Shares/ $ Par	Value $ (000’s)
Utilities (2.0%)

CEZ AS	Czech Republic	15,060	704
CPFL Energia SA	Brazil	11,400	231
Equatorial Energia SA	Brazil	24,400	253
Manila Water Co., Inc.	Philippines	1,384,000	467
Tanjong Public Ltd., Co.	Malaysia	129,300	636

Total			2,291

Total Foreign Common Stocks (Cost: $91,545)			108,599

Preferred Stocks (3.6%)
Consumer Staples (0.9%)

Companhia de Bebidas das Americas, ADR	Brazil	10,020	1,013

Total			1,013

Financials (1.2%)

Bancolombia SA, ADR	Colombia	6,990	318
Itau Unibanco Holding SA, ADR	Brazil	44,089	1,007

Total			1,325

Information Technology (0.2%)

Universo Online SA	Brazil	37,500	202

Total			202

Materials (0.5%)

Suzano Papel e Celulose SA	Brazil	21,500	253
Usinas Siderurgicas de Minas Gerais SA - Class A	Brazil	13,500	382

Total			635

Utilities (0.8%)

AES Tiete SA	Brazil	20,000	230
Eletropaulo Metropolitana SA - Class B	Brazil	34,660	686

Total			916

Total Preferred Stocks (Cost: $3,017)			4,091

The Accompanying Notes are an Integral Part of the Financial Statements

92 Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Short-Term Investments (1.1%)	Country	Shares/ $ Par	Value $ (000’s)
Finance Services (1.1%)

Societe Generale, 0.01%, 1/4/10	United States	1,241,000	1,241

Total Short-Term Investments (Cost: $1,241)			1,241

Total Investments (100.0%) (Cost: $95,803)(a)			113,931

Other Assets, Less Liabilities (0.0%)			0

Net Assets (100.0%)			113,931

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $97,066 and the net unrealized appreciation of investments based on that cost was $16,865 which is comprised of $22,161 aggregate gross unrealized appreciation and $5,296 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Brazil	17.4%
India	11.4%
Hong Kong	10.6%
Taiwan	8.6%
China	7.3%
Russia	7.3%
South Africa	7.2%
South Korea	6.8%
Mexico	6.4%
Other	17.0%

Total	100.0%

(l)	As of December 31, 2009 portfolio securities with an aggregate value of $68,428 (in thousands) were fair valued under procedures adopted by the Board of Directors.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio 93

Emerging Markets Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks -
Consumer Discretionary	$2,871	$7,024	$-
Consumer Staples	1,545	6,289	-
Energy	9,858	7,396	-
Financials	4,234	21,541	-
Health Care	3,405	-	-
Industrials	512	1,065	-
Information Technology	6,759	12,592	-
Materials	5,465	6,896	-
Telecommunication Services	5,038	3,818	-
Utilities	484	1,807	-
Preferred Stocks	4,091	-	-
Short-Term Investments	-	1,241	-
Other Financial Instruments^	-	-	-
Total	$44,262	$69,669	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements

94 Emerging Markets Equity Portfolio

Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital.	Invest in high quality, short-term money market instruments that present minimal credit risk.	$571 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Money Market Portfolio. The Portfolio’s investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Portfolio, which invests only in U.S. government securities, high quality commercial paper and other short-term debt securities, seeks to provide a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio may only invest in securities that mature in 397 days or fewer from the date of purchase.

Market Overview

Unprecedented steps by the Federal Reserve (the Fed) and massive government stimulus measures helped support credit markets, sparked a rally in risk assets and got the economy growing again in 2009. The Fed’s policies are of central concern to money market investors, whose rates of return are tied to the short-term federal funds rate target, which stood at a record low near zero throughout 2009. In addition, the Fed took measures to support the commercial paper market, which companies use to meet their short-term cash flow needs and is an important source of securities for money market funds. In that environment, returns on cash equivalent investments suffered. For the full year, the Merrill Lynch 3-Month T-Bill Index returned just 0.21%. By way of comparison, stocks and bonds returned 26.46% and 5.06%, as measured by the S&P 500® Index and Citigroup® U.S. Broad Investment Grade Bond Index, respectively.

Portfolio Results

For the twelve months ended December 31, 2009, the Portfolio returned 0.76%, outperforming the Merrill Lynch 3-Month Treasury Bill (T-Bill) Index, which returned 0.21%. The average return of the Portfolio’s Money Market Funds peer group was 0.19%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the low total return environment prevailing for cash-equivalent securities since late 2008. Relative to the peer group and benchmark, outperformance resulted from our management of the Portfolio’s weighted average maturity (WAM). The Portfolio’s performance benefited from a one-time class action settlement. In addition, Portfolio performance benefited from the management fee waiver, which was in effect throughout 2009. We will continue to monitor the need for this voluntary waiver in light of market and economic developments, and may discontinue the waiver at any time. In the absence of the payment and fee waiver, the Portfolio’s performance would have been lower.

In terms of positioning, we extended the Portfolio’s WAM aggressively in late 2008 by buying nine-month Treasury securities with comparatively attractive yields. It was beneficial to have a longer WAM when rates were low or falling, because it allowed the Portfolio to lock in higher yields for a longer time. These trades helped support the Portfolio’s yield for much of 2009. But as those higher yielding securities matured, the money was reinvested at prevailing rates, which were significantly lower. As a result, the Portfolio’s yield declined over the course of 2009.

Money Market Portfolio 95

Money Market Portfolio

Portfolio Manager Outlook

We are encouraged by the improvement in market conditions in 2009. Indeed, a number of the extraordinary policies enacted to support credit markets were allowed to expire or were modified at some point in 2009, with all government support expected to end by sometime in 2010. Issuance also returned to normal; it’s only the interest rate environment that looks exceptional to us now. Unfortunately, this is the key determinant of money market returns, and we don’t see higher rates in the foreseeable future. In addition, strong demand and government guarantees helped lower the difference in yield between Treasury and credit sensitive money market securities. As a result, we feel Treasury securities provide a better risk adjusted return at this time. Against this backdrop, our goal for the Portfolio is to seek to maintain a positive but modest yield.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

96 Money Market Portfolio

Money Market Portfolio

Schedule of Investments

December 31, 2009

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)
Asset-Backed Securities (0.5%)
AmeriCredit Prime Automobile Receivables Trust, 0.331%, 11/15/10	3,003,771	3,004

Total		3,004

Autos (1.8%)

American Honda Finance Corp., 1.023%, 8/13/10 144A	10,000,000	10,000

Total		10,000

Commercial Banks Non-US (5.3%)

Barclays US Funding Corp., 0.70%, 1/26/10	14,000,000	13,993
Barclays US Funding Corp., 0.76%, 1/4/10	10,000,000	10,000
Rabobank USA Financial Corp., 0.41%, 1/14/10	6,000,000	5,999

Total		29,992

Commercial Banks US (0.8%)

Bank of America Corp., 0.21%, 2/23/10	4,500,000	4,498

Total		4,498

Federal Government & Agencies (1.0%)

Federal Home Loan Bank, 1.05%, 2/17/10	6,000,000	6,000

Total		6,000

Finance Lessors (8.1%)

Gemini Securitization Corp. LLC, 0.18%, 2/19/10	23,000,000	22,994
Kitty Hawk Funding Corp., 0.17%, 1/14/10	10,000,000	9,999
Kitty Hawk Funding Corp., 0.18%, 2/2/10	8,000,000	7,999
Kitty Hawk Funding Corp., 0.20%, 1/15/10	5,000,000	5,000
Total		45,992

Finance Services (18.7%)

Alpine Securitization, 0.17%, 1/6/10	12,500,000	12,500
Alpine Securitization, 0.17%, 1/7/10	5,000,000	5,000
Alpine Securitization, 0.17%, 1/19/10	5,500,000	5,499
Barton Capital LLC, 0.20%, 1/12/10	20,000,000	19,999
Ciesco LLC, 0.25%, 1/21/10	6,600,000	6,599
Ciesco LLC, 0.30%, 1/11/10	8,400,000	8,399
Ciesco LLC, 0.31%, 1/15/10	9,000,000	8,999
Liberty Street Funding LLC, 0.17%, 1/4/10	2,200,000	2,200

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)
Finance Services continued
Liberty Street Funding LLC, 0.17%, 1/11/10	6,000,000	6,000
Liberty Street Funding LLC, 0.20%, 1/5/10	7,000,000	7,000
Merrill Lynch & Co., Inc., 2.523%, 5/12/10	12,000,000	12,088
Merrill Lynch & Co., Inc., 4.79%, 8/4/10	12,000,000	12,269

Total		106,552

Government (19.3%)

US Treasury Bill, 0.13%, 2/4/10	15,000,000	14,998
US Treasury Bill, 0.25%, 2/11/10	60,000,000	59,983
US Treasury N/B, 1.50%, 10/31/10	35,000,000	35,316
Total		110,297

Miscellaneous Business Credit Institutions (5.2%)

General Electric Capital Corp., 0.17%, 2/26/10	6,950,000	6,948
Park Avenue Receivables Corp., 0.17%, 2/16/10	12,000,000	11,997
Park Avenue Receivables Corp., 0.18%, 1/7/10	5,000,000	5,000
Park Avenue Receivables Corp., 0.21%, 1/15/10	6,000,000	6,000

Total		29,945

Personal Credit Institutions (18.9%)

American Express Credit Corp., 0.15%, 1/5/10	5,600,000	5,600
Bryant Park Funding LLC, 0.17%, 1/8/10	13,000,000	12,999
Bryant Park Funding LLC, 0.17%, 1/22/10	10,000,000	9,999
HSBC Finance Corp., 0.13%, 1/29/10	14,800,000	14,798
HSBC Finance Corp., 0.16%, 1/22/10	7,500,000	7,499
Old Line Funding LLC, 0.19%, 1/14/10	4,000,000	4,000
Old Line Funding LLC, 0.19%, 2/9/10	10,000,000	9,998
Straight-A Funding LLC, 0.18%, 2/3/10	20,000,000	19,997
Thunder Bay Funding LLC, 0.18%, 2/5/10	10,000,000	9,998
Thunder Bay Funding LLC, 0.18%, 2/10/10	7,000,000	6,999
Thunder Bay Funding LLC, 0.19%, 1/13/10	6,000,000	6,000
Total		107,887

Money Market Investments (99.9%)	Shares/ $ Par	Value $ (000’s)
Security Brokers and Dealers (3.5%)

Morgan Stanley, 0.375%, 5/7/10	20,000,000	19,991

Total		19,991

Short Term Business Credit (15.8%)

Atlantic Asset Securitization LLC, 0.18%, 1/8/10	13,000,000	12,999
Atlantic Asset Securitization LLC, 0.19%, 2/4/10	10,000,000	9,998
Falcon Asset Securitization Co. LLC, 0.16%, 1/28/10	12,000,000	11,999
Falcon Asset Securitization Co. LLC, 0.17%, 2/8/10	11,000,000	10,998
Ranger Funding Co. LLC, 0.16%, 1/7/10	9,191,000	9,191
Ranger Funding Co. LLC, 0.20%, 3/2/10	13,000,000	12,996
Sheffield Receivables Corp., 0.19%, 1/22/10	4,000,000	3,999
Sheffield Receivables Corp., 0.20%, 2/22/10	7,500,000	7,498
Sheffield Receivables Corp., 0.20%, 2/23/10	4,055,000	4,054
Sheffield Receivables Corp., 0.21%, 1/14/10	6,600,000	6,599

Total		90,331

Telecommunications (1.0%)

Vodafone Group PLC, 0.16%, 1/4/10	5,600,000	5,600

Total		5,600

Total Money Market Investments (Cost: $570,089)		570,089

Total Investments (99.9%) (Cost: $570,089)		570,089

Other Assets, Less Liabilities (0.1%)		766

Net Assets (100.0%)		570,855

The Accompanying Notes are an Integral Part of the Financial Statements

Money Market Portfolio 97

Money Market Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $10,000 representing 1.75% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$116,297	$-
Corporate Bonds	-	54,348	-
Structured Products	-	3,004	-
Commercial Paper	-	396,440	-
Other Financial Instruments^	-	-	-
Total	$-	$570,089	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

98 Money Market Portfolio

Short-Term Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest primarily in a diversified portfolio of high quality debt securities.	$97 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Short-Term Bond Portfolio. The investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk. To achieve this objective, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective. Under normal market conditions, the Portfolio attempts to maintain a duration (a measure of the Portfolio’s share price sensitivity to changes in interest rates) of between zero and three years. Both a top-down and bottom-up investment approach is used to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall economic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals, and free cash flow.

Market Overview

Fixed income markets witnessed historic extremes in 2009, which marked the worst year on record for intermediate- and long-term Treasury bonds, while credit sensitive bonds enjoyed their best year ever. Less interest rate sensitive short-term Treasurys held up slightly better, enduring some of their worst performance in years, but not establishing new records. This is almost an exact reversal of the return tables from 2008. Massive stimulus helped the U.S. economy return to growth in the third quarter of 2009 and encouraged investors to turn to risk assets and away from Treasury bonds. In addition, with the Federal Reserve (the Fed) holding short-term interest rates at record lows, and the stimulus measures swelling the budget deficit, many investors worried about potential inflation down the road, which was particularly damaging to long-term Treasurys. For all of 2009, the Citigroup® U.S. Broad Investment Grade Bond Index (a broad-based bond index) rose 5.06%, as Treasurys’ negative returns balanced out the record performance by other sectors.

Portfolio Results

For the twelve months ended December 31, 2009, the Short-Term Bond Portfolio had a total return of 7.22%. By comparison, the Barclays Capital® U.S. Aggregate 1-3 Years Index returned 5.00%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Short-Intermediate Investment-Grade Debt Funds, was 9.49% according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute and relative results reflect its composition for much of 2009—the Portfolio held more credit sensitive bonds than the Index but presumably less than many of its peers.

In the months preceding 2009, we sold into the Treasury rally and bought what we believed to be good corporate credits, as well as mortgage- and asset-backed securities (MBS and ABS), trading at bargain prices. While that positioning detracted from results in 2008, it was very beneficial in 2009—a year of record outperformance by corporate securities relative to Treasurys. Put the two years together, and the Portfolio’s return of 4.94% outperformed both the Index (4.81%) and the peer group average (2.97%) over this longer time frame, which included the very depths of the credit crisis and the market’s dramatic rebound.

Reducing our Treasury allocation in favor of short-term, higher yielding securities also benefited the Portfolio by lowering its duration, or price risk to changes in bond yields (bond prices and yields move in opposite directions). This was important in a year when Treasury yields jumped.

The Portfolio held an overweight position in higher yielding non-agency MBS and ABS in 2009, which helped relative results. We elected to avoid government agency MBS because we didn’t find their yields attractive, and because the Fed was nearing the end of its program to support the market for agency MBS.

Portfolio Manager Outlook

We think it is important to emphasize to investors the wide range of potential economic and market outcomes in 2010. Indeed, it is possible to find leading economists calling for a return to growth and inflation, and another camp calling for a double dip recession and deflation. Those two extremes present investors radically different return profiles. In that environment, we are taking some of our profits and reducing some of our over and underweight positions relative to the Index. Having said that, we are likely to maintain our overweight stake in attractively valued, higher yielding MBS and ABS based on our view that yield is a much more important component of total return than price changes at the short end of the yield curve.

Short-Term Bond Portfolio 99

Short-Term Bond Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	Since Inception*
Short-Term Bond Portfolio	7.22%	4.87%
Barclays Capital® U.S. Aggregate 1-3 Years Index	5.00%	5.41%
Lipper® Variable Insurance Products (VIP) Short-Intermediate Investment Grade Debt Funds Average	9.49%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

  Top 10 Equity Holdings 12/31/09

Security Description	% of Net Assets
US Treasury, Various	33.7%
Federal National Mortgage Association, Various	10.0%
Federal Home Loan Mortgage Corp., Various	3.9%
Washington Mutual Commercial Mortgage Securities Trust , Series 2005-C1A, Class A2, 5.15%, 5/25/36	2.1%
Swedbank AB, 2.90%, 1/14/13	2.1%
LB-UBS Commercial Mortgage Trust , Series 2001-WM, Class A2, 6.53%, 7/14/16	1.6%
John Deere Owner Trust , Series 2007-A, Class A4, 5.07%, 4/15/14	1.5%
American Express Bank, Various	1.3%
Nationwide Building Society, 2.50%, 8/17/12	1.3%
Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A4A, 6.24%, 7/20/15	1.1%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

100 Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2009

Corporate Bonds (26.5%)	Shares/ $ Par	Value $ (000’s)
Aerospace/Defense (1.1%)

BAE Systems Holdings, Inc., 4.75%, 8/15/10 144A	250,000	254
Boeing Capital Corp., 5.80%, 1/15/13	80,000	87
The Boeing Co., 1.875%, 11/20/12	170,000	168
General Dynamics Corp., 1.80%, 7/15/11	105,000	106
General Dynamics Corp., 5.25%, 2/1/14	135,000	147
Northrop Grumman Systems Corp., 7.125%, 2/15/11	250,000	265
Total		1,027

Auto Manufacturing (0.4%)

Daimler Finance North America LLC, 5.75%, 9/8/11	250,000	263
PACCAR Financial Corp., 1.95%, 12/17/12	155,000	153
Total		416

Banking (9.5%)

ANZ National (Int’l), Ltd./London, 2.375%, 12/21/12 144A	165,000	164
Bank of America Corp., 4.50%, 8/1/10	250,000	255
BB&T Corp., 3.375%, 9/25/13	240,000	242
Citigroup, Inc., 6.50%, 8/19/13	200,000	213
Commonwealth Bank of Australia, 2.50%, 12/10/12 144A	1,000,000	1,015
Credit Suisse USA, Inc., 5.50%, 8/16/11	225,000	239
HSBC USA, Inc., 3.125%, 12/16/11	1,000,000	1,035
JPMorgan Chase & Co., 4.75%, 5/1/13	250,000	264
Merrill Lynch & Co., 4.25%, 2/8/10	35,000	35
Morgan Stanley, 6.00%, 5/13/14	150,000	161
Nationwide Building Society, 2.50%, 8/17/12 144A	1,200,000	1,209
Nordea Bank AB, 3.70%, 11/13/14 144A	250,000	249
Regions Bank, 3.25%, 12/9/11	1,000,000	1,038
Royal Bank of Canada/New York NY, 2.25%, 3/15/13	250,000	251

Corporate Bonds (26.5%)	Shares/ $ Par	Value $ (000’s)
Banking continued

State Street Corp., 4.30%, 5/30/14	150,000	155
Swedbank AB, 2.90%, 1/14/13 144A	2,000,000	2,037
U.S. Bancorp, 4.50%, 7/29/10	250,000	256
Wells Fargo Bank NA, 7.55%, 6/21/10	268,000	277
Westpac Banking Corp., 4.20%, 2/27/15	100,000	102
Total		9,197

Beverage/Bottling (0.2%)

Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	170,000	170
Total		170

Cable/Media/Broadcasting/Satellite (0.3%)

Comcast Corp., 5.45%, 11/15/10	250,000	258
Total		258

Consumer Products (0.4%)

The Clorox Co., 3.55%, 11/1/15	250,000	247
Colgate-Palmolive Co., 4.20%, 5/15/13	125,000	133
Total		380

Electric Utilities (1.9%)

Consolidated Edison Co. of New York, 3.85%, 6/15/13	250,000	255
The Detroit Edison Co., 6.125%, 10/1/10	250,000	260
Duke Energy Carolinas LLC, 4.50%, 4/1/10	250,000	253
Florida Power Corp., 4.50%, 6/1/10	250,000	254
Nevada Power Co., 6.50%, 4/15/12	250,000	268
PacifiCorp, 5.45%, 9/15/13	250,000	272
Virginia Electric and Power Co., 4.50%, 12/15/10	250,000	257
Total		1,819

Electronics (0.6%)

Hewlett-Packard Co., 2.95%, 8/15/12	75,000	77
Hewlett-Packard Co., 4.50%, 3/1/13	175,000	185

Corporate Bonds (26.5%)	Shares/ $ Par	Value $ (000’s)
Electronics continued

IBM International Group Capital LLC, 5.05%, 10/22/12	325,000	352
Total		614

Food Processors (0.8%)

ConAgra Foods, Inc., 5.875%, 4/15/14	250,000	272
Kraft Foods, Inc., 5.625%, 11/1/11	155,000	165
Kraft Foods, Inc., 6.25%, 6/1/12	95,000	102
Mead Johnson Nutrition Co., 3.50%, 11/1/14 144A	200,000	198
Total		737

Gas Pipelines (0.3%)

Kinder Morgan Energy Partner LP, 6.75%, 3/15/11	250,000	264
Total		264

Health Care/Pharmaceuticals (0.5%)

Boston Scientific Corp., 4.50%, 1/15/15	250,000	250
Express Scripts, Inc., 5.25%, 6/15/12	250,000	266
Total		516

Independent Finance (2.4%)

General Electric Capital Corp., 3.00%, 12/9/11	1,000,000	1,031
General Electric Capital Corp., 5.25%, 10/19/12	25,000	27
GMAC, Inc., 1.75%, 10/30/12	1,000,000	993
International Lease Finance Corp., 5.45%, 3/24/11	250,000	230
Total		2,281

Information/Data Technology (0.2%)

Xerox Corp., 4.25%, 2/15/15	250,000	248
Total		248

Life Insurance (0.3%)

Prudential Financial, Inc., 4.75%, 9/17/15	250,000	254
Total		254

Machinery (0.2%)

Caterpillar Financial Services Corp., 1.90%, 12/17/12	180,000	179
Total		179

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio 101

Short-Term Bond Portfolio

Corporate Bonds (26.5%)	Shares/ $ Par	Value $ (000’s)
Metals/Mining (0.3%)

Rio Tinto Alcan, Inc., 4.875%, 9/15/12	250,000	264
Total		264

Oil and Gas (1.4%)

Anadarko Finance Co., 6.75%, 5/1/11	250,000	264
Burlington Resources Finance Co., 6.40%, 8/15/11	250,000	270
Cenovus Energy, Inc., 4.50%, 9/15/14 144A	250,000	258
Devon Financing Corp. ULC, 6.875%, 9/30/11	250,000	272
Occidental Petroleum Corp., 7.00%, 11/1/13	250,000	287
Total		1,351

Other Finance (2.2%)

American Express Bank, 3.15%, 12/9/11	1,000,000	1,033
American Express Credit Corp., 5.125%, 8/25/14	215,000	227
Pooled Funding Trust I, 2.74%, 2/15/12 144A	370,000	378
USAA Capital Corp., 2.24%, 3/30/12	500,000	506
Total		2,144

Other Holdings (0.4%)

(f) Brazilian Government International Bond, 12.50%, 1/5/16	675,000	438
Total		438

Railroads (0.2%)

Norfolk Southern Corp., 6.75%, 2/15/11	237,000	250
Total		250

Real Estate Investment Trusts (0.5%)

Duke Realty LP, 5.625%, 8/15/11	250,000	256
Simon Property Group LP, 5.375%, 6/1/11	250,000	260
Total		516

Retail Stores (1.1%)

The Home Depot, Inc., 4.625%, 8/15/10	250,000	256
J.C. Penney Corp., 8.00%, 3/1/10	250,000	253
Lowe’s Cos., Inc., 5.00%, 10/15/20	250,000	271
Staples, Inc., 7.75%, 4/1/11	250,000	268
Total		1,048

	Corporate Bonds (26.5%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications (1.0%)

	Cellco Partnership/Verizon Wireless Captial LLC, 3.75%, 5/20/11	250,000	258
	Deutsche Telekom International Finance BV, 8.00%, 6/15/10	250,000	258
	Rogers Wireless, Inc., 9.625%, 5/1/11	200,000	220
	Sprint Capital Corp., 7.625%, 1/30/11	250,000	256
	Total		992

	Vehicle Parts (0.3%)

	Johnson Controls, Inc., 5.25%, 1/15/11	250,000	262
	Total		262

	Total Corporate Bonds (Cost: $25,074)		25,625

	Governments (39.2%)

	Governments (39.2%)

(b)	Federal National Mortgage Association, 3.875%, 7/12/13	5,000,000	5,316
	US Treasury, 1.125%, 12/15/12	2,200,000	2,165
(b)	US Treasury, 1.375%, 9/15/12	3,480,000	3,464
	US Treasury, 1.375%, 10/15/12	1,725,000	1,715
(b)	US Treasury, 1.375%, 11/15/12	5,250,000	5,212
(b)	US Treasury, 2.375%, 8/31/14	5,000,000	4,963
(b)	US Treasury, 4.00%, 2/15/15	14,159,000	15,049

	Total Governments (Cost: $37,630)		37,884

	Structured Products (29.6%)

	Structured Products (29.6%)

	Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, 7/10/42	717,082	717
	Capital One Multi-Asset Execution Trust, Series 2007-A6, Class A6, 0.303%, 5/15/13	875,000	872
	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.94%, 7/15/12	624,834	636

	Structured Products (29.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued

	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.418%, 1/25/36	550,432	392
	Federal Home Loan Mortgage Corp., 5.00%, 4/1/18	411,699	434
(b)	Federal Home Loan Mortgage Corp., 5.50%, 5/1/22	2,600,769	2,760
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	456,822	489
	Federal Home Loan Mortgage Corp., 7.00%, 12/1/35	547,839	600
	Federal National Mortgage Association, 5.00%, 5/1/20	1,207,099	1,269
	Federal National Mortgage Association, 6.00%, 8/1/22	1,102,163	1,177
	Federal National Mortgage Association, 6.50%, 8/1/37	1,764,584	1,892
	First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.842%, 12/15/31 144A	805,380	805
	John Deere Owner Trust, Series 2008-A, Class A4, 4.89%, 3/16/15	1,000,000	1,012
	John Deere Owner Trust, Series 2007-A, Class A4, 5.07%, 4/15/14	1,422,379	1,460
	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, 4.064%, 9/15/27	139,524	140
	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	520,189	520
	LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 8/15/29	425,000	395
	LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	1,500,000	1,579
	LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	180,000	175
	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class C, 7.95%, 3/15/32	1,000,000	1,000

The Accompanying Notes are an Integral Part of the Financial Statements.

102 Short-Term Bond Portfolio

Short-Term Bond Portfolio

	Structured Products (29.6%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued

	Lehman Large Loan, Series 1997-LLI, Class E, 7.30%, 10/12/34	1,000,000	1,053
	MBNA Master Credit Card Trust, Series 2000-E, Class A, 7.80%, 10/15/12	700,000	718
	Morgan Stanley Dean Witter Capital I, Inc., Series 2000-LIF2, Class A2, 7.20%, 10/15/33	164,974	168
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	963,000	971
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.351%, 10/25/46	822,775	807
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.366%, 6/25/37	631,690	618
	USAA Auto Owner Trust, Series 2008-2, Class A4, 5.16%, 11/15/13	1,000,000	1,064
	Volkswagen Auto Loan Enhanced Trust, Series 2008-2, Class A4A, 6.24%, 7/20/15	1,000,000	1,102
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	526,649	526
	Washington Mutual Commercial Mortgage Securities Trust, Series 2005-C1A, Class A2, 5.15%, 5/25/36 144A	2,056,194	2,069
	Wells Fargo Mortgage Backed Securities, Series 2004-3, Class A, 4.75%, 4/25/19	493,073	493
	World Financial Properties, 6.91%, 9/1/13 144A	724,351	772
	Total Structured Products (Cost: $28,077)		28,685

	Short-Term Investments (4.4%)

	Finance Services (1.3%)

(b)	Liberty Street Funding LLC, 0.17%, 1/15/10	1,000,000	1,000
	Merrill Lynch & Co., 4.79%, 8/4/10	215,000	219
	Total		1,219

	Short-Term Investments (4.4%)	Shares/ $ Par	Value $ (000’s)

	Oil and Gas (1.0%)

(b)	Devon Energy Corp., 0.14%, 1/4/10	1,000,000	1,000

	Total		1,000

	Personal Credit Institutions (1.0%)

(b)	Bryant Park Funding LLC, 0.17%, 1/20/10	1,000,000	1,000

	Total		1,000

	Short Term Business Credit (1.1%)

(b)	Sheffield Receivables, 0.17%, 1/26/10	1,000,000	1,000

	Total		1,000

	Total Short-Term Investments (Cost: $4,214)		4,219

	Total Investments (99.7%) (Cost: $94,995)(a)		96,413

	Other Assets, Less Liabilities (0.3%)		297

	Net Assets (100.0%)		96,710

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio 103

Short-Term Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $12,659 representing 13.08% of the net assets.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $95,496 and the net unrealized appreciation of investments based on that cost was $917 which is comprised of $1,781 aggregate gross unrealized appreciation and $864 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Two-Year Treasury Note (Short) (Total Notional Value at December 31, 2009, $39,144)	180	3/10	$216

(f)	Foreign Bond

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$37,884	$-
Corporate Bonds	-	25,187	-
Foreign Bonds	-	438	-
Structured Products	-	28,685	-
Short-Term Investments	-	4,219	-
Other Financial Instruments^	216	-	-
Total	$216	$96,413	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

104 Short-Term Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest primarily in high quality corporate bonds, U.S. government bonds and government agency securities.	$1.2 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Select Bond Portfolio. The Portfolio seeks to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital. The Portfolio seeks to achieve these objectives by investing in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency, or if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to seek to take advantage of changes in interest rates, credit quality and maturity based on management’s outlook for the economy, the financial markets and other factors.

Market Overview

Fixed income markets witnessed historic extremes in 2009, which marked the worst year on record for intermediate- and long-term Treasury bonds, while credit sensitive bonds enjoyed their best year ever. In our opinion, the foundation for this dramatic turnaround can be explained by the extraordinary steps taken by the government in response to the credit crisis, which reduced the appeal of safe haven Treasury bonds and sent investors towards riskier, more economically sensitive securities. In addition, with the Federal Reserve (the Fed) holding short-term interest rates at record lows and the stimulus measures swelling the budget deficit, many investors worried about potential inflation down the road, which was particularly damaging to long-term Treasurys. For all of 2009, the Citigroup® U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 5.06%, as Treasurys’ negative returns balanced out the record performance by other sectors.

Portfolio Results

For the twelve months ended December 31, 2009, the Select Bond Portfolio had a total return of 9.37%. By comparison, the Citigroup® BIG Index returned 5.06% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, A-Rated Corporate Debt Funds, was 13.75%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute and relative results reflect its composition for much of 2009—the Portfolio held more credit sensitive bonds than the Index but presumably less than many of its peers. But it’s worth pointing out that the Portfolio has outperformed the Lipper® group average over longer time periods, such as the five- and ten- year periods ended December 31, 2009.

Relative to the Index, the Portfolio’s 2009 performance can be explained in part by trades we made in late 2008 and early 2009, when we sold into the Treasury rally and bought what we believed to be good corporate credits at bargain prices. While that positioning detracted from results in 2008, it was very beneficial in a year of record outperformance by corporate securities relative to Treasurys. In addition, within our corporate allocation, we held a small slice (about 2% of assets) in high yield bonds, the second best performing of the broad asset classes in 2009, following only emerging market equities. And in our Treasury allocation, we held some Treasury inflation-protected securities, which on average outperformed plain vanilla Treasury bonds.

We also held an overweight position to select mortgage- and asset-backed securities (MBS and ABS). Within the mortgage slice, we avoided government agency MBS, because we didn’t find their yields attractive, and because the Fed was nearing the end of its program to support the market for agency MBS. Instead, we held an overweight position in higher yielding non-agency MBS.

It was also beneficial to use a yield curve steepening trade (intended to benefit from changes in the yield relationship between short- and long-term bonds) in a year when the Fed was anchoring short-term yields, while long-term Treasury bonds sold off aggressively. These factors pushed the curve near its widest level in history. As a result, we took our profits from the steepening trade and moved toward a yield curve flattening bias.

Portfolio Manager Outlook

We think it is important to emphasize to investors the wide range of potential economic and market outcomes in 2010. Indeed, it is possible to find leading economists calling for a return to growth and inflation, and another camp calling for a double dip recession and deflation. Those two extremes present investors radically different return profiles. In that environment, we are taking some of our profits and reducing some of our over and underweight positions relative to the Index. Instead, we are going to focus on high confidence trades that we think can add value over time, or have the potential to work regardless of the

Select Bond Portfolio 105

Select Bond Portfolio

economic environment. The yield curve flattening trade is one example of this, as it does not depend on the absolute level of rates, but rather the changing relationship of short- and long-term bond yields to one another over time.

Relative Performance

Average Annual Total Returns

For Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Select Bond Portfolio	9.37%	4.96%	6.74%
Barclays Capital® U.S. Aggregate Index*	5.93%	4.97%	6.33%
Citigroup® U.S. Broad Investment Grade Bond Index	5.06%	5.22%	6.47%
Lipper® Variable Insurance Products (VIP) Corporate Debt Funds A-Rated Average	13.75%	3.55%	5.40%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

*The Barclays Capital® U.S. Aggregate Index is replacing the Citigroup® U.S. Broad Investment Grade Bond Index as the Portfolio’s primary benchmark to reflect a change in the portfolio management analytics software used by the adviser’s fixed income portfolio managers.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

  Top 10 Fixed Income Holdings 12/31/09

Security Description	% of Net Assets
US Treasury, Various	38.3%
Federal National Mortgage Association, Various	17.7%
Federal Home Loan Mortgage Corp., Various	6.5%
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1.4%
Bank of America Credit Card Trust, Series 2006-A9, Class A9, 0.243%, 2/15/13	1.0%
Swedbank AB, 2.90%, 1/14/13	0.9%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.721%, 3/18/51	0.9%
US Treasury Inflation Index Bond, Various	0.8%
Bank of America Corp., Various	0.7%
Pooled Funding Trust I, 2.74%, 2/15/12	0.6%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 30% of the Portfolio is invested in foreign securities, and no more than 20% is invested in high yield securities.

106 Select Bond Portfolio

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Schedule of Investments

December 31, 2009

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Aerospace/Defense (0.6%)
BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A	705,000	726
BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A	170,000	183
Boeing Capital Corp., 5.80%, 1/15/13	240,000	261
The Boeing Co., 1.875%, 11/20/12	510,000	504
General Dynamics Corp., 1.80%, 7/15/11	415,000	420
Goodrich Corp., 4.875%, 3/1/20	250,000	247
L-3 Communications Corp., 6.375%, 10/15/15	2,250,000	2,258
Litton Industries, Inc., 6.75%, 4/15/18	1,000,000	1,089
Lockheed Martin Corp., 6.15%, 9/1/36	235,000	249
Lockheed Martin Corp., 7.65%, 5/1/16	500,000	595
Meccanica Holdings USA, 6.25%, 7/15/19 144A	340,000	363
Meccanica Holdings USA, 6.25%, 1/15/40 144A	545,000	546

Total		7,441

Auto Manufacturing (0.1%)
PACCAR Financial Corp., 1.95%, 12/17/12	690,000	683

Total		683

Banking (4.4%)
ANZ National (Int’l), Ltd./London, 2.375%, 12/21/12 144A	1,335,000	1,325
BA Covered Bond Issuer, 5.50%, 6/14/12 144A	2,505,000	2,673
Bank of America Corp., 5.75%, 12/1/17	985,000	1,009
Bank of America Corp., 6.00%, 9/1/17	290,000	301
Bank of America Corp., 8.125%, 12/29/49	2,210,000	2,128
The Bank of New York Mellon Corp., 5.125%, 8/27/13	210,000	227
Bank One Corp., 5.25%, 1/30/13	2,835,000	3,006
Barclays Bank PLC, 6.05%, 12/4/17 144A	255,000	260
Barclays Bank PLC, 10.179%, 6/12/21 144A	240,000	310
BNP Paribas, 7.195%, 6/29/49 144A	200,000	184

	Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
	Citigroup, Inc., 6.125%, 11/21/17	685,000	690
	Citigroup, Inc., 6.125%, 5/15/18	605,000	608
	Countrywide Financial Corp., 5.80%, 6/7/12	575,000	610
	Countrywide Home Loans, Inc., 4.00%, 3/22/11	1,045,000	1,067
	Credit Agricole SA/London, 6.637%, 5/31/49 144A	220,000	178
	Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49	85,000	74
	Deutsche Bank Capital Funding Trust VII, 5.628%, 1/29/49 144A	815,000	591
	Fifth Third Bancorp, 8.25%, 3/1/38	500,000	475
	The Goldman Sachs Group, Inc., 5.75%, 10/1/16	390,000	411
	The Goldman Sachs Group, Inc., 5.95%, 1/18/18	120,000	127
	The Goldman Sachs Group, Inc., 6.25%, 9/1/17	65,000	70
	HSBC USA, Inc., 3.125%, 12/16/11	2,650,000	2,742
	JPMorgan Chase & Co., 6.00%, 1/15/18	255,000	274
	JPMorgan Chase & Co., 6.30%, 4/23/19	435,000	479
	JPMorgan Chase & Co., 7.90%, 4/30/49	1,350,000	1,392
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	385,000	75
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	480,000	100
	Merrill Lynch & Co., 6.22%, 9/15/26	240,000	229
	Merrill Lynch & Co., 6.40%, 8/28/17	3,110,000	3,273
	Morgan Stanley, 2.00%, 9/22/11	2,120,000	2,153
	Morgan Stanley, 5.375%, 10/15/15	800,000	827
	Morgan Stanley, 5.95%, 12/28/17	210,000	217
	Morgan Stanley, 6.625%, 4/1/18	640,000	692
	Morgan Stanley, 7.30%, 5/13/19	710,000	797
	Nationwide Building Society, 2.50%, 8/17/12 144A	5,575,000	5,616

	Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
	The Northern Trust Co., 5.85%, 11/9/17	250,000	264
	PNC Financial Services Group, Inc., 8.25%, 5/29/49	1,170,000	1,182
	Swedbank AB, 2.90%, 1/14/13 144A	11,000,000	11,203
	UBS Preferred Funding Trust V, 6.243%, 5/29/49	170,000	133
	UnionBanCal Corp., 5.25%, 12/16/13	565,000	580
(d)	Washington Mutual Bank, 6.75%, 5/20/36	520,000	3
(d)	Washington Mutual Bank, 6.875%, 6/15/11	505,000	3
	Wells Fargo & Co., 3.75%, 10/1/14	280,000	279
	Wells Fargo & Co., 7.98%, 3/28/49	250,000	251
	Wells Fargo Capital XIII, 7.70%, 12/29/49	2,525,000	2,449
	Westpac Banking Corp., 4.20%, 2/27/15	1,015,000	1,032

	Total		52,569

	Beverage/Bottling (1.1%)
	Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	40,000	38
	Anheuser-Busch Cos., Inc., 5.75%, 4/1/36	200,000	190
	Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	1,260,000	1,593
	Bottling Group LLC, 4.625%, 11/15/12	380,000	407
	Bottling Group LLC, 5.125%, 1/15/19	430,000	447
	Bottling Group LLC, 5.50%, 4/1/16	2,110,000	2,283
	Constellation Brands, Inc., 7.25%, 9/1/16	1,180,000	1,198
	Diageo Capital PLC, 4.375%, 5/3/10	420,000	425
	Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/12	630,000	631
	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	645,000	723
	Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	510,000	599
	PepsiCo, Inc., 3.75%, 3/1/14	120,000	124
	PepsiCo, Inc., 4.65%, 2/15/13	265,000	283
	PepsiCo, Inc., 5.00%, 6/1/18	305,000	317
	PepsiCo, Inc., 7.90%, 11/1/18	345,000	423

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Beverage/Bottling continued
SABMiller PLC, 6.20%, 7/1/11 144A	2,965,000	3,138

Total		12,819

Cable/Media/Broadcasting/Satellite (1.1%)
Comcast Corp., 4.95%, 6/15/16	1,495,000	1,535
Comcast Corp., 5.875%, 2/15/18	800,000	849
Cox Communications, Inc., 4.625%, 1/15/10	565,000	565
DirecTV Holdings LLC/DirecTV Financing Co., 4.75%, 10/1/14 144A	530,000	540
DISH DBS Corp., 7.875%, 9/1/19	2,120,000	2,223
Historic TW, Inc., 6.875%, 6/15/18	180,000	199
News America, Inc., 5.65%, 8/15/20 144A	375,000	391
News America, Inc., 6.90%, 8/15/39 144A	170,000	185
Rogers Cable, Inc., 5.50%, 3/15/14	1,400,000	1,500
Rogers Cable, Inc., 6.25%, 6/15/13	155,000	170
TCI Communications, Inc., 8.75%, 8/1/15	735,000	871
TCM Sub LLC, 3.55%, 1/15/15 144A	1,000,000	980
Time Warner Cable, Inc., 6.55%, 5/1/37	900,000	917
Time Warner Cable, Inc., 6.75%, 7/1/18	200,000	220
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	690,000	817
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,500,000	1,722

Total		13,684

Conglomerate/Diversified Manufacturing (0.3%)
The Dow Chemical Co., 5.70%, 5/15/18	45,000	46
The Dow Chemical Co., 7.60%, 5/15/14	770,000	876
Eastman Chemical Co., 7.25%, 1/15/24	110,000	119
General Electric Co., 5.00%, 2/1/13	1,900,000	2,010
Monsanto Co., 5.125%, 4/15/18	130,000	136

Total		3,187

Consumer Products (0.4%)
The Clorox Co., 3.55%, 11/1/15	250,000	247
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,752

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Consumer Products continued
The Clorox Co., 5.00%, 3/1/13	1,000,000	1,069
Colgate-Palmolive Co., 4.20%, 5/15/13	700,000	745
The Procter & Gamble Co., 5.55%, 3/5/37	460,000	475

Total		4,288

Electric Utilities (2.8%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	596
Ameren Corp., 8.875%, 5/15/14	350,000	393
American Electric Power Co., 5.25%, 6/1/15	1,000,000	1,036
Arizona Public Service Co., 8.75%, 3/1/19	115,000	134
Bruce Mansfield Unit, 6.85%, 6/1/34	411,582	414
Carolina Power & Light, Inc., 5.15%, 4/1/15	320,000	344
Carolina Power & Light, Inc., 6.50%, 7/15/12	255,000	280
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	200,000	213
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	140,000	155
CenterPoint Energy, Inc., 6.50%, 5/1/18	375,000	386
CMS Energy Corp., 6.875%, 12/15/15	970,000	969
Commonwealth Edison Co., 5.875%, 2/1/33	100,000	99
Commonwealth Edison Co., 5.95%, 8/15/16	545,000	584
Commonwealth Edison Co., 6.15%, 9/15/17	140,000	152
Connecticut Light and Power Co., 5.65%, 5/1/18	160,000	170
Consumers Energy Co., 5.15%, 2/15/17	1,000,000	1,036
The Detroit Edison Co., 5.45%, 2/15/35	105,000	100
Dominion Resources, Inc., 6.40%, 6/15/18	60,000	66
DTE Energy Co., 6.375%, 4/15/33	415,000	390
DTE Energy Co., 7.05%, 6/1/11	1,225,000	1,298
Duke Energy Corp., 6.25%, 6/15/18	50,000	53
Duke Energy Ohio, Inc., 2.10%, 6/15/13	485,000	479
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	640,000	606
Entergy Louisiana LLC, 6.50%, 9/1/18	385,000	416

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	641
Exelon Generation Co. LLC, 6.20%, 10/1/17	455,000	488
Florida Power Corp., 4.80%, 3/1/13	100,000	105
Florida Power Corp., 6.40%, 6/15/38	365,000	398
Indiana Michigan Power Co., 5.05%, 11/15/14	1,560,000	1,618
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	462,010	466
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	975,000	920
Monongahela Power Co., 5.70%, 3/15/17 144A	615,000	605
Nevada Power Co., 5.875%, 1/15/15	1,495,000	1,604
Nevada Power Co., 5.95%, 3/15/16	165,000	175
Nevada Power Co., 6.50%, 4/15/12	750,000	804
Nevada Power Co., 6.50%, 5/15/18	1,155,000	1,236
NSTAR, 4.50%, 11/15/19	55,000	54
Ohio Edison Co., 6.40%, 7/15/16	1,000,000	1,075
Ohio Edison Co., 6.875%, 7/15/36	130,000	139
Pacific Gas & Electric Co., 4.80%, 3/1/14	80,000	85
Pacific Gas & Electric Co., 5.625%, 11/30/17	300,000	320
PacifiCorp, 5.45%, 9/15/13	3,000,000	3,267
Potomac Electric Power Co., 6.50%, 11/15/37	170,000	187
PPL Energy Supply LLC, 6.50%, 5/1/18	145,000	151
Public Service Co. of Colorado, 5.80%, 8/1/18	500,000	542
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	1,051
Puget Sound Energy, Inc., 6.274%, 3/15/37	765,000	794
San Diego Gas & Electric Co., 5.30%, 11/15/15	215,000	235
San Diego Gas & Electric Co., 6.125%, 9/15/37	170,000	185
Sempra Energy, 6.50%, 6/1/16	745,000	808
South Carolina Electric & Gas Co., 6.05%, 1/15/38	265,000	278
Southern California Edison Co., 5.00%, 1/15/16	1,005,000	1,048
Southern Co., 4.15%, 5/15/14	160,000	165

The Accompanying Notes are an Integral Part of the Financial Statements.

108 Select Bond Portfolio

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Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Electric Utilities continued
Tampa Electric Co., 6.10%, 5/15/18	1,420,000	1,511
Tampa Electric Co., 6.15%, 5/15/37	320,000	322
Tampa Electric Co., 6.55%, 5/15/36	385,000	408
The Toledo Edison Co., 6.15%, 5/15/37	490,000	484
Union Electric Co., 6.40%, 6/15/17	140,000	151
Union Electric Co., 6.70%, 2/1/19	195,000	215
Virginia Electric and Power Co., 5.40%, 1/15/16	300,000	317
Westar Energy, Inc., 8.625%, 12/1/18	125,000	152

Total		33,373

Electronics (0.1%)
Cisco Systems, Inc., 5.90%, 2/15/39	560,000	566
International Business Machines Corp., 5.60%, 11/30/39	770,000	775

Total		1,341

Food Processors (0.6%)
ConAgra Foods, Inc., 5.875%, 4/15/14	450,000	490
ConAgra Foods, Inc., 7.00%, 4/15/19	450,000	509
General Mills, Inc., 5.25%, 8/15/13	190,000	205
General Mills, Inc., 5.65%, 2/15/19	325,000	345
General Mills, Inc., 5.70%, 2/15/17	890,000	963
H.J. Heinz Co., 5.35%, 7/15/13	1,425,000	1,532
Kellogg Co., 4.45%, 5/30/16	540,000	556
Kraft Foods, Inc., 6.50%, 8/11/17	1,305,000	1,416
Kraft Foods, Inc., 6.875%, 1/26/39	440,000	462
Mead Johnson Nutrition Co., 4.90%, 11/1/19 144A	1,000,000	991

Total		7,469

Gas Pipelines (0.3%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	120,000	124
El Paso Corp., 7.00%, 6/15/17	420,000	417
El Paso Natural Gas Co., 5.95%, 4/15/17	160,000	165

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Gas Pipelines continued
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	200,000	201
Magellan Midstream Partners LP, 6.55%, 7/15/19	445,000	483
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	170,000	182
Rockies Express Pipeline, 6.85%, 7/15/18 144A	325,000	359
Southern Natural Gas Co., 5.90%, 4/1/17 144A	175,000	180
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	170,000	188
TransCanada PipeLines, Ltd., 5.85%, 3/15/36	470,000	474
TransCanada PipeLines, Ltd., 6.50%, 8/15/18	1,150,000	1,283

Total		4,056

Health Care/Pharmaceuticals (1.1%)
Boston Scientific Corp., 4.50%, 1/15/15	1,595,000	1,598
Express Scripts, Inc., 6.25%, 6/15/14	930,000	1,015
Express Scripts, Inc., 7.25%, 6/15/19	200,000	227
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	425,000	471
Johnson & Johnson, 5.55%, 8/15/17	1,000,000	1,103
Johnson & Johnson, 5.95%, 8/15/37	735,000	808
Medco Health Solutions, Inc., 7.125%, 3/15/18	1,000,000	1,124
Merck & Co., 4.75%, 3/1/15	500,000	536
Merck & Co., 5.75%, 11/15/36	450,000	461
Merck & Co., 6.40%, 3/1/28	125,000	138
Novartis Securities Investment, Ltd., 5.125%, 2/10/19	715,000	751
Pfizer, Inc., 5.35%, 3/15/15	450,000	492
Schering-Plough Corp., 6.00%, 9/15/17	1,000,000	1,111
Wyeth, 5.50%, 3/15/13	2,040,000	2,218
Wyeth, 5.50%, 2/15/16	35,000	38
Wyeth, 5.95%, 4/1/37	835,000	871

Total		12,962

Independent Finance (0.8%)
American General Finance Corp., 5.40%, 12/1/15	295,000	203
American General Finance Corp., 6.90%, 12/15/17	1,455,000	1,010
General Electric Capital Corp., 5.625%, 5/1/18	3,635,000	3,725

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Independent Finance continued
General Electric Capital Corp., 5.875%, 1/14/38	180,000	166
General Motors Acceptance Corp., 1.75%, 10/30/12	2,650,000	2,633
International Lease Finance Corp., 4.75%, 1/13/12	1,485,000	1,254

Total		8,991

Information/Data Technology (0.0%)
Xerox Corp., 4.25%, 2/15/15	400,000	397

Total		397

Life Insurance (0.3%)
MetLife, Inc., 6.75%, 6/1/16	1,000,000	1,120
Prudential Financial, Inc., 3.625%, 9/17/12	170,000	173
Prudential Financial, Inc., 5.70%, 12/14/36	145,000	131
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	1,665,000	1,721

Total		3,145

Machinery (0.1%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	560,000	583
Caterpillar Financial Services Corp., 5.85%, 9/1/17	800,000	854

Total		1,437

Metals/Mining (0.4%)
ArcelorMittal, 9.85%, 6/1/19	565,000	731
Barrick North America Finance LLC, 6.80%, 9/15/18	375,000	418
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	130,000	142
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	585,000	641
Rio Tinto Alcan, Inc., 4.875%, 9/15/12	1,000,000	1,054
Rio Tinto Finance USA, Ltd., 5.875%, 7/15/13	195,000	210
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	410,000	450
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	225,000	285
Vale Overseas, Ltd., 5.625%, 9/15/19	450,000	454

Total		4,385

The Accompanying Notes are an Integral Part of the Financial Statements.

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Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.25%, 9/15/17	495,000	487
NiSource Finance Corp., 5.40%, 7/15/14	590,000	606
NiSource Finance Corp., 5.45%, 9/15/20	185,000	179
NiSource Finance Corp., 6.40%, 3/15/18	205,000	213

Total		1,485

Oil and Gas (0.8%)
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	140,000	137
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	255,000	266
ConocoPhillips Canada Funding Co. I, 5.30%, 4/15/12	565,000	606
Devon Energy Corp., 6.30%, 1/15/19	500,000	557
EnCana Corp., 5.90%, 12/1/17	325,000	350
EnCana Corp., 6.50%, 5/15/19	215,000	241
EnCana Corp., 6.50%, 8/15/34	490,000	525
EnCana Corp., 6.625%, 8/15/37	340,000	369
Hess Corp., 7.125%, 3/15/33	260,000	291
Hess Corp., 8.125%, 2/15/19	275,000	332
Husky Energy, Inc., 7.25%, 12/15/19	195,000	225
Marathon Oil Corp., 6.60%, 10/1/37	130,000	138
Occidental Petroleum Corp., 4.125%, 6/1/16	885,000	891
Pemex Project Funding Master Trust, 6.625%, 6/15/35	200,000	190
Petro-Canada, 5.95%, 5/15/35	580,000	572
Petro-Canada, 6.05%, 5/15/18	480,000	516
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,340,000	1,326
Suncor Energy, Inc., 6.50%, 6/15/38	1,330,000	1,397
Suncor Energy, Inc., 6.85%, 6/1/39	210,000	231
XTO Energy, Inc., 5.30%, 6/30/15	195,000	214
XTO Energy, Inc., 6.25%, 4/15/13	100,000	110

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Oil and Gas continued
XTO Energy, Inc., 6.50%, 12/15/18	380,000	434

Total		9,918

Other Finance (1.3%)
American Express Bank, 3.15%, 12/9/11	2,650,000	2,739
American Express Credit Corp., 5.125%, 8/25/14	965,000	1,017
Pooled Funding Trust I, 2.74%, 2/15/12 144A	7,400,000	7,552
SLM Corp., 5.375%, 1/15/13	80,000	75
SLM Corp., 5.375%, 5/15/14	445,000	410
SLM Corp., 5.45%, 4/25/11	2,020,000	2,014
USAA Capital Corp., 2.24%, 3/30/12	1,370,000	1,388
USB Capital XIII Trust, 6.625%, 12/15/39	415,000	422

Total		15,617

Other Holdings (0.5%)
(f) Brazilian Government International Bond, 12.50%, 1/5/16	8,710,000	5,647

Total		5,647

Other Services (0.2%)
Republic Services, Inc., 5.25%, 11/15/21 144A	515,000	507
Waste Management, Inc., 5.00%, 3/15/14	540,000	569
Waste Management, Inc., 6.10%, 3/15/18	1,090,000	1,159

Total		2,235

Paper and Forest Products (0.0%)
International Paper Co., 7.30%, 11/15/39	170,000	180
International Paper Co., 7.50%, 8/15/21	330,000	370

Total		550

Property and Casualty Insurance (0.0%)
The Progressive Corp., 6.70%, 6/15/37	245,000	217

Total		217

Railroads (0.1%)
Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	135,000	142
Canadian National Railway Co., 5.85%, 11/15/17	120,000	130
Norfolk Southern Corp., 5.257%, 9/17/14	515,000	552
Norfolk Southern Corp., 5.75%, 1/15/16	815,000	867

Total		1,691

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
Real Estate Investment Trusts (0.6%)
AvalonBay Communities, Inc., 5.70%, 3/15/17	145,000	147
BRE Properties, Inc., 5.50%, 3/15/17	315,000	288
Colonial Realty LP, 6.05%, 9/1/16	255,000	229
Duke Realty LP, 6.50%, 1/15/18	1,000,000	947
ERP Operating LP, 5.25%, 9/15/14	490,000	498
HCP, Inc., 6.00%, 1/30/17	290,000	273
HCP, Inc., 6.70%, 1/30/18	170,000	165
HRPT Properties Trust, 5.75%, 11/1/15	800,000	752
iStar Financial, Inc., 5.15%, 3/1/12	1,165,000	711
iStar Financial, Inc., 8.625%, 6/1/13	500,000	320
ProLogis, 5.50%, 3/1/13	1,380,000	1,365
Simon Property Group LP, 5.60%, 9/1/11	590,000	616
Simon Property Group LP, 6.10%, 5/1/16	455,000	464

Total		6,775

Restaurants (0.1%)
Yum! Brands, Inc., 6.875%, 11/15/37	575,000	621

Total		621

Retail Food and Drug (0.3%)
CVS/Caremark Corp., 4.875%, 9/15/14	320,000	339
CVS/Caremark Corp., 6.25%, 6/1/27	1,475,000	1,500
Delhaize Group, 6.50%, 6/15/17	570,000	619
The Kroger Co., 7.50%, 4/1/31	735,000	855
Tesco PLC, 6.15%, 11/15/37 144A	440,000	457

Total		3,770

Retail Stores (0.1%)
The Home Depot, Inc., 5.875%, 12/16/36	585,000	565
Nordstrom, Inc., 7.00%, 1/15/38	225,000	249
Target Corp., 6.50%, 10/15/37	405,000	444

Total		1,258

Telecommunications (1.0%)
AT&T Corp., 7.30%, 11/15/11	500,000	551
AT&T Corp., 8.00%, 11/15/31	1,470,000	1,794
AT&T Mobility LLC, 7.125%, 12/15/31	1,535,000	1,716
AT&T, Inc., 5.10%, 9/15/14	1,625,000	1,748

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)
	Telecommunications continued
	Qwest Corp., 8.375%, 5/1/16	155,000	166
	Rogers Communications, Inc., 6.80%, 8/15/18	500,000	560
	Rogers Wireless, Inc., 6.375%, 3/1/14	625,000	692
	Telecom Italia Capital SA, 4.00%, 1/15/10	1,565,000	1,566
	Verizon Communications, Inc., 5.85%, 9/15/35	3,135,000	3,057
	Verizon Communications, Inc., 8.95%, 3/1/39	425,000	575
	Vodafone Group PLC, 5.375%, 1/30/15	40,000	43

	Total		12,468

	Tobacco (0.4%)

	Altria Group, Inc., 9.70%, 11/10/18	660,000	816
	Altria Group, Inc., 9.95%, 11/10/38	550,000	717
	Lorillard Tobacco Co., 8.125%, 6/23/19	800,000	879
	Philip Morris International, Inc., 5.65%, 5/16/18	515,000	542
	Philip Morris International, Inc., 6.375%, 5/16/38	510,000	551
	Reynolds American, Inc., 6.75%, 6/15/17	150,000	155
	Reynolds American, Inc., 7.625%, 6/1/16	875,000	954

	Total		4,614

	Vehicle Parts (0.0%)
	Johnson Controls, Inc., 6.00%, 1/15/36	360,000	308

	Total		308

	Total Corporate Bonds (Cost: $230,678)		239,401

	Governments (40.2%)
	Governments (40.2%)
	Israel Government AID Bond, 5.50%, 4/26/24	1,910,000	2,038
(n)	Overseas Private Investment, 4.10%, 11/15/14	1,440,720	1,499
(e)	Tennessee Valley Authority Stripped, 0.00%, 4/15/42	3,600,000	3,523
	US Department of Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,326

	Governments (40.2%)	Shares/ $ Par	Value $ (000’s)
	Governments continued
	US Department of Housing and Urban Development, 6.17%, 8/1/14	3,000,000	3,282
(g)	US Treasury, 1.00%, 7/31/11	30,200,000	30,246
(g)	US Treasury, 1.00%, 9/30/11	10,350,000	10,347
	US Treasury, 1.00%, 10/31/11	365,000	365
(g)	US Treasury, 1.375%, 9/15/12	133,754,000	133,127
	US Treasury, 1.375%, 10/15/12	15,000,000	14,916
	US Treasury, 1.375%, 11/15/12	260,000	258
	US Treasury, 2.125%, 11/30/14	39,570,000	38,633
(g)	US Treasury, 2.375%, 9/30/14	19,130,000	18,968
	US Treasury, 2.375%, 10/31/14	750,000	742
(g)	US Treasury, 2.625%, 7/31/14	35,300,000	35,476
	US Treasury, 2.625%, 12/31/14	13,300,000	13,262
	US Treasury, 2.625%, 4/30/16	1,265,000	1,226
(b)	US Treasury, 3.00%, 9/30/16	54,068,000	53,067
	US Treasury, 3.25%, 5/31/16	1,240,000	1,245
	US Treasury, 3.375%, 11/15/19	24,085,000	23,167
	US Treasury, 3.625%, 8/15/19	37,494,000	36,861
	US Treasury, 4.25%, 5/15/39	31,890,000	29,917
	US Treasury, 4.50%, 8/15/39	265,000	259
	US Treasury, 5.50%, 8/15/28	15,307,000	17,058
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	4,178,067	4,366
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	4,169,954	4,586
	Total Governments (Cost: $489,313)		482,760

	Municipal Bonds (0.3%)
	Municipal Bonds (0.3%)
	Illinois State Toll Highway Authority, Series A, 6.184%, 1/1/34 RB	280,000	278
	New Jersey State Turnpike Authority, Series F, 7.414%, 1/1/40 RB	775,000	868

Municipal Bonds (0.3%)	Shares/ $ Par	Value $ (000’s)
Municipal Bonds continued
New York Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	550,000	613
North Carolina Turnpike Authority, Series B, 6.70%, 1/1/39 RB	330,000	338
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	245,000	254
State of California, Series 2009, 7.55%, 4/1/39 GO	950,000	921
The University of Texas Systems, Series 2009B, 6.276%, 8/15/41 RB	500,000	506
Total Municipal Bonds (Cost: $3,690)		3,778

Structured Products (36.6%)
Structured Products (36.6%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	15,910,000	16,786
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.422%, 2/14/43 IO	27,293,648	1,020
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,509,416	919
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	1,774,960	1,102
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.291%, 1/25/37	995,255	559
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.321%, 5/25/37	1,827,386	1,490
Banc of America Mortgage Securities, Inc., Series 2003-2, Class 1A5, 5.50%, 4/25/33	375,000	372
Bank of America Credit Card Trust, Series 2006- A9, Class A9, 0.243%, 2/15/13	12,500,000	12,428
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	1,730,000	1,878

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	5,502,000	4,908
	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM2, Class 2CB1, 5.50%, 8/25/34	694,725	599
	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	763,148	756
	Countrywide Alternative Loan Trust, Series 2003- J1, Class 1A8, 5.25%, 10/25/33	70,641	63
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.418%, 1/25/36	762,791	543
	Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,490,000	1,327
	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,092,723	1,735
	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,968,642	1,632
(n)	Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	1,218,115	1,218
(n)	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.677%, 2/15/31 IO	12,670,612	574
	DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.629%, 10/15/30 IO 144A	6,963,797	211
	Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,194,795	1,206
	Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,300,344	1,351
	Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	3,418,622	3,545
	Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,559,881	1,619

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	3,467,412	3,482
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	2,194,788	2,310
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	309,144	325
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	1,172,492	1,233
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	1,527,645	1,606
Federal Home Loan Mortgage Corp., 5.00%, 4/1/22	690,661	723
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	6,285,925	6,458
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	2,332,209	2,396
Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	20,524,353	21,087
Federal Home Loan Mortgage Corp., 5.00%, 6/1/38	3,925,845	4,030
Federal Home Loan Mortgage Corp., 5.00%, 2/1/39	8,398,099	8,621
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	541,916	578
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,660,674	1,770
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	341,374	364
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,231,704	2,376
Federal Home Loan Mortgage Corp., 5.50%, 3/1/22	1,005,731	1,067
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	2,008,688	2,128
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	1,834,003	1,928
Federal Home Loan Mortgage Corp., 5.50%, 5/1/37	5,931,658	6,220
Federal Home Loan Mortgage Corp., 5.50%, 6/1/37	4,809,892	5,044

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	4,557,374	4,993
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	1,110,222	1,166
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	2,329,790	2,494
Federal Home Loan Mortgage Corp., 6.00%, 8/1/37	1,660,155	1,763
Federal National Mortgage Association, 4.00%, 6/1/19	776,498	794
Federal National Mortgage Association, 4.50%, 6/1/19	4,086,806	4,249
Federal National Mortgage Association, 4.50%, 8/1/19	765,123	796
Federal National Mortgage Association, 4.50%, 12/1/19	459,997	478
Federal National Mortgage Association, 4.50%, 7/1/20	1,866,329	1,937
Federal National Mortgage Association, 4.50%, 9/1/20	2,805,594	2,912
Federal National Mortgage Association, 4.50%, 9/1/24	3,950,000	4,068
Federal National Mortgage Association, 5.00%, 3/1/20	1,410,179	1,483
Federal National Mortgage Association, 5.00%, 4/1/20	591,087	621
Federal National Mortgage Association, 5.00%, 5/1/20	6,177,583	6,493
Federal National Mortgage Association, 5.00%, 5/1/23	7,235,030	7,569
Federal National Mortgage Association, 5.00%, 3/1/34	471,526	486
Federal National Mortgage Association, 5.00%, 4/1/35	1,740,628	1,790
Federal National Mortgage Association, 5.00%, 7/1/35	2,950,491	3,034
Federal National Mortgage Association, 5.00%, 10/1/35	1,927,493	1,982

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association, 5.32%, 4/1/14	1,669,700	1,795
Federal National Mortgage Association, 5.38%, 1/1/17	1,954,000	2,081
Federal National Mortgage Association, 5.50%, 4/1/21	1,218,614	1,293
Federal National Mortgage Association, 5.50%, 9/1/34	971,021	1,021
Federal National Mortgage Association, 5.50%, 3/1/35	3,709,943	3,896
Federal National Mortgage Association, 5.50%, 7/1/35	922,787	969
Federal National Mortgage Association, 5.50%, 8/1/35	2,041,523	2,144
Federal National Mortgage Association, 5.50%, 9/1/35	13,016,542	13,673
Federal National Mortgage Association, 5.50%, 10/1/35	3,578,470	3,759
Federal National Mortgage Association, 5.50%, 11/1/35	10,463,156	10,990
Federal National Mortgage Association, 5.50%, 1/1/36	7,988,501	8,391
Federal National Mortgage Association, 5.50%, 2/1/37	4,434,572	4,647
Federal National Mortgage Association, 5.50%, 3/1/37	1,440,978	1,510
Federal National Mortgage Association, 5.50%, 5/1/37	1,919,893	2,012
Federal National Mortgage Association, 5.50%, 6/1/37	364,868	382
Federal National Mortgage Association, 5.50%, 2/1/38	6,246,607	6,546
Federal National Mortgage Association, 5.50%, 3/1/38	634,792	665
Federal National Mortgage Association, 5.50%, 4/1/38	9,570,864	10,029
Federal National Mortgage Association, 5.50%, 5/1/38	13,117,447	13,747
Federal National Mortgage Association, 5.50%, 6/1/38	4,539,593	4,757

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association, 5.50%, 7/1/38	666,158	698
Federal National Mortgage Association, 6.00%, 5/1/35	211,959	226
Federal National Mortgage Association, 6.00%, 6/1/35	35,000	37
Federal National Mortgage Association, 6.00%, 7/1/35	3,678,651	3,914
Federal National Mortgage Association, 6.00%, 10/1/35	1,333,257	1,419
Federal National Mortgage Association, 6.00%, 11/1/35	3,381,892	3,598
Federal National Mortgage Association, 6.00%, 6/1/36	3,509,102	3,727
Federal National Mortgage Association, 6.00%, 9/1/36	2,073,953	2,203
Federal National Mortgage Association, 6.00%, 1/1/37	18,820	20
Federal National Mortgage Association, 6.00%, 6/1/37	35,674	38
Federal National Mortgage Association, 6.00%, 10/1/37	15,129	16
Federal National Mortgage Association, 6.00%, 11/1/37	12,470,231	13,228
Federal National Mortgage Association, 6.00%, 1/1/38	14,566,300	15,443
Federal National Mortgage Association, 6.00%, 6/1/38	6,152,566	6,523
Federal National Mortgage Association, Series 2002- W4, Class A4, 6.25%, 5/25/42	4,125,687	4,466
Federal National Mortgage Association, 6.50%, 10/1/36	2,721,380	2,920
Federal National Mortgage Association, 6.50%, 7/1/37	16,896,040	18,132
Federal National Mortgage Association, 6.50%, 9/1/37	6,481,100	6,948
Federal National Mortgage Association, 6.75%, 4/25/18	661,834	709
Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	6,949,000	7,398

Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	4,877,368	5,159
First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	2,022,359	1,839
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.842%, 12/15/31 144A	2,496,678	2,497
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	5,500,000	5,746
GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.80%, 11/15/17	5,000,000	4,889
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	600,000	507
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.893%, 7/12/38 144A	600,000	581
Government National Mortgage Association, 5.50%, 10/15/31	44,284	47
Government National Mortgage Association, 5.50%, 11/15/31	11,075	12
Government National Mortgage Association, 5.50%, 12/15/31	122,233	128
Government National Mortgage Association, 5.50%, 1/15/32	449,965	475
Government National Mortgage Association, 5.50%, 2/15/32	136,155	144
Government National Mortgage Association, 5.50%, 3/15/32	123,400	130
Government National Mortgage Association, 5.50%, 4/15/32	16,814	18
Government National Mortgage Association, 5.50%, 7/15/32	23,501	25
Government National Mortgage Association, 5.50%, 9/15/32	2,899,921	3,061
Greenwich Capital Commercial Funding Corp., Series 2006-FL4A, Class A1, 0.325%, 11/5/21 144A	345,346	296

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.721%, 3/18/51 144A	12,233,000	11,011
	LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	1,043,000	1,098
	LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	2,800,000	2,726
	Louisiana Public Facilities Authority, Series 2008- EGSL, Class A3, 6.55%, 8/1/20	2,400,000	2,574
	Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	760,527	828
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	914,075	932
	Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.301%, 1/25/37	1,891,486	772
	Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	326,804	308
	Nissan Auto Receivables Owner Trust, Series 2007-B, Class A3, 5.03%, 5/16/11	2,603,670	2,631
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	6,869,000	6,928
	Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	587,428	581
(n)	RMF Commercial Mortgage Pass-Through Certificates, Series 1997- 1, Class F, 7.471%, 1/15/19 144A	463,771	371
	TBW Mortgage Backed Pass Through Certificates, Series 2007- 1, Class A1, 0.321%, 3/25/37	1,599,170	1,278
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.341%, 3/25/37	1,869,854	1,759

	Structured Products (36.6%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.351%, 10/25/46	2,437,872	2,391
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.366%, 6/25/37	2,805,334	2,743
	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-6, Class 4A, 6.793%, 11/25/34	881,106	789
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	840,531	839
	Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	185,742	187
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	988,338	986
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	2,579,724	2,365
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	2,975,422	2,728
	Total Structured Products (Cost: $426,674)		439,044

	Short-Term Investments (10.7%)

	Asset-Backed Securities (0.2%)
(b)	AmeriCredit Prime Automobile Receivables Trust, 2009-1, Class A1, 0.331%, 11/15/10	2,503,142	2,503

	Total		2,503

	Consumer Products (1.7%)
(b)	Home Depot, Inc., 0.16%, 1/12/10	20,000,000	19,999

	Total		19,999

	Electric Utilities (1.0%)
(b)	American Electric Power, 0.20%, 1/4/10	1,900,000	1,900
(b)	Public Service Enterprise Group, Inc., 0.27%, 1/4/10	10,000,000	10,000

	Total		11,900

	Short-Term Investments (10.7%)	Shares/ $ Par	Value $ (000’s)
	Federal Government & Agencies (0.2%)
(b)	Federal Home Loan Bank, 0.08%, 3/5/10	2,000,000	1,999

	Total		1,999

	Finance Services (0.8%)
(b)	Alpine Securitization, 0.17%, 1/7/10	10,000,000	10,000

	Total		10,000

	Miscellaneous Business Credit Institutions (0.7%)
(b)	Park Avenue Receivables Corp., 0.15%, 1/29/10	8,600,000	8,599

	Total		8,599

	Oil and Gas (1.5%)
(b)	Devon Energy Corp., 0.14%, 1/4/10	8,550,000	8,550
(b)	Devon Energy Corp., 0.19%, 1/4/10	10,000,000	10,000

	Total		18,550

	Personal Credit Institutions (0.4%)
(b)	Thunder Bay Funding LLC, 0.19%, 1/13/10	5,000,000	5,000

	Total		5,000

	Security Brokers and Dealers (0.8%)
(b)	Morgan Stanley, 0.375%, 5/7/10	10,000,000	9,996

	Total		9,996

	Short Term Business Credit (1.7%)
(b)	Ranger Funding Co. LLC, 0.14%, 1/7/10	20,000,000	20,000

	Total		20,000

	Telecommunications (1.7%)
(b)	Vodafone Group PLC, 0.16%, 1/4/10	20,000,000	20,000

	Total		20,000

	Total Short-Term Investments (Cost: $128,544)		128,546

	Total Investments (107.8%) (Cost: $1,278,899)(a)		1,293,529

	Other Assets, Less Liabilities (-7.8%)		(93,458)

	Net Assets (100.0%)		1,200,071

The Accompanying Notes are an Integral Part of the Financial Statements.

114 Select Bond Portfolio

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144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $80,099 representing 6.67% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $1,287,214 and the net unrealized appreciation of investments based on that cost was $6,315 which is comprised of $31,274 aggregate gross unrealized appreciation and $24,959 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Five-Year Note Commodity (Long) (Total Notional Value at December 31, 2009, $24,901)	214	3/10	$(423)
U.S. Long Bond (CBT) Commodity (Long) (Total Notional Value at December 31, 2009, $14,922)	128	3/10	(154)
U.S. Ten-Year Treasury Note (Short) (Total Notional Value at December 31, 2009, $77,993)	658	3/10	2,023
U.S. Two-Year Treasury Note (Long) (Total Notional Value at December 31, 2009, $57,391)	264	3/10	(298)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See Note 2K in the Notes to Financial Statements.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $3,662 (in thousands) were valued with reference to securities whose values are more readily available.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1- Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$482,760	$-
Corporate Bonds	-	233,754	-
Foreign Bonds	-	5,647	-
Municipal Bonds	-	3,778	-
Structured Products	-	438,673	371
Short-Term Investments	-	128,546	-
Other Financial Instruments^	2,023	-	-
Liabilities:
Other Financial Instruments^	(875)	-	-

Total	$1,148	$1,293,158	$371

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with preservation of capital and prudent investment management.	Invest primarily in debt securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, and in derivatives designed to replicate such securities.	$83 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Long-Term U.S. Government Bond Portfolio, has engaged Pacific Investment Management Company, LLC (PIMCO) to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, or in preferred stocks. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. For the fixed income markets, interest rates generally rose during the year as investors’ risk appetites revived, crimping demand for Treasurys and other sovereign bonds. The Barclays Capital® U.S. Aggregate Index, a widely used index of U.S. high grade bonds, returned 5.93% for all of 2009.

Initiatives such as the Federal Reserve’s purchase of mortgage and Treasury securities, the Federal Reserve’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

A striking feature of the U.S. economy, as the year drew to a close, was the record steepness in the Treasury yield curve. This steepening also occurred in government yield curves of other major developed economies. Additionally, corporate bonds, mortgages and asset-backed securities gained and Treasurys fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

Portfolio Results

The Long-Term U.S. Government Bond Portfolio returned –6.98% for the twelve months ended December 31, 2009. By comparison, the Barclays Capital® Long-Term U.S. Treasury Index returned –12.92%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the General U.S. Government Bond Funds peer group was 5.99%. However, the General U.S. Government Bond Funds peer group is not strictly comparable to the Portfolio because the peer group includes a wide range of U.S. government funds with varying duration characteristics.

Although the majority of the Portfolio is invested in U.S. Treasurys, investments in risk assets contributed to relative results this year as long term Treasurys underperformed all other major asset classes. Exposure to agency mortgage-backed securities, which enjoyed a powerful rally for all of 2009, was positive for performance as the success of the Federal Reserve’s mortgage-backed securities purchase program drove yield premiums to their tightest levels ever. An allocation to high quality consumer asset-backed securities added to annual performance as these bonds also rallied amid strong government policy support. A small allocation to corporate bonds, especially exposure to financial companies, added to performance over the year. Additionally, exposure to Treasury Inflation-Protected Securities (TIPS) during 2009 added to annual performance as TIPS outperformed nominal Treasurys during the year. Lastly, an overweight to duration (a measure of price sensitivity to changes in interest rates) in the U.S. detracted from returns over the year as the U.S. Treasury market lagged most other developed bond markets in 2009.

As reported in the “Financial Highlights” section of this annual report, the Portfolio’s turnover rate for 2009 was 589% due to the inclusion of the effects of using delayed-delivery transactions. The turnover rate would have been significantly lower if delayed-delivery transactions were excluded from the calculation. In this Portfolio, delayed-delivery transactions are used to gain exposure to U.S. Treasury securities, while allowing for the management of the underlying collateral.

116 Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinions of PIMCO, the Portfolio’s current sub-adviser.

We believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S. style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble.

With regard to portfolio strategy, at present we plan to target flat to modestly overweight duration, with emphasis on intermediate maturity European interest rates as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as we believe the Fed should tighten more slowly than markets expect, and we look to de-emphasize government agency mortgage-backed securities, which trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Fed’s mortgage purchase program ends in March.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	Since Inception*
Long-Term U.S. Government Bond Portfolio	-6.98%	7.33%
Barclays Capital® Long-Term U.S. Treasury Index	-12.92%	5.86%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average	5.99%	–
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Long-Term U.S. Government Bond Portfolio 117

Long-Term U.S. Government Bond Portfolio

Top 10 Fixed Income Holdings 12/31/09

Security Description	% of Market Value
US Treasury, Various	38.4%
US Treasury Stripped, Various	19.9%
Federal National Mortgage Association, Various	6.7%
Resolution Funding Stripped, Various	5.0%
JPMorgan Chase & Co., 0.501%, 12/26/12	4.9%
Citibank NA, Various	3.1%
Bank of America Corp., 0.451%, 6/22/12	2.9%
Tennessee Valley Authority, Various	2.7%
Israel Government AID Bond, Various	1.7%
Egypt Government AID Bonds, 4.45%, 9/15/15	1.4%

Sector Allocation 12/31/09

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

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Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2009

	Corporate Bonds (17.7%)	Shares/ $ Par	Value $ (000’s)
	Banking (14.8%)
(k)	Bank of America Corp., 0.451%, 6/22/12	3,000,000	3,017
(k)	Citibank NA, 1.875%, 5/7/12	3,000,000	3,016
	Citigroup Funding, Inc., 1.325%, 5/7/10	200,000	200
	Credit Suisse USA, Inc., 0.473%, 8/16/11	300,000	300
	The Goldman Sachs Group, Inc., 0.351%, 6/28/10	200,000	200
	The Goldman Sachs Group, Inc., 0.458%, 2/6/12	200,000	199
	HSBC Finance Corp., 0.524%, 5/10/10	300,000	300
(b)	JPMorgan Chase & Co., 0.501%, 12/26/12	5,000,000	5,046

	Total		12,278

	Electronics (0.4%)

	Hewlett-Packard Co., 0.366%, 3/1/12	300,000	300

	Total		300

	Independent Finance (0.8%)

	Caterpillar Financial Services Corp., 1.001%, 6/24/11	400,000	403
	John Deere Capital Corp., 0.364%, 7/16/10	300,000	300

	Total		703

	Life Insurance (0.4%)

	Pricoa Global Funding I, 0.494%, 1/15/10 144A	300,000	300

	Total		300

	Property and Casualty Insurance (1.3%)

	American International Group, Inc., 0.321%, 1/29/10 144A	300,000	300
(k)	American International Group, Inc., 5.85%, 1/16/18	600,000	492
	Metropolitan Life Global Funding I, 0.313%, 5/17/10 144A	300,000	300

	Total		1,092

	Total Corporate Bonds (Cost: $14,547)		14,673

	Governments (90.5%)	Shares/ $ Par	Value $ (000’s)
	Governments (90.5%
(b)	Egypt Government AID Bonds, 4.45%, 9/15/15	1,400,000	1,469
(k)	Federal Home Loan Mortgage Corp. Stripped, 0.00%, 9/15/29	1,500,000	499
(k)	Federal National Mortgage Association, 5.375%, 4/11/22	400,000	412
(k)	Federal National Mortgage Association, 5.625%, 7/15/37	500,000	526
	Federal National Mortgage Association, 5.625%, 4/17/28	100,000	103
	Federal National Mortgage Association, 6.00%, 4/18/36	200,000	205
	Federal National Mortgage Association, 6.21%, 8/6/38	100,000	115
(k)	Financing Corp., 8.60%, 9/26/19	700,000	904
	Financing Corp. Stripped, 0.00%, 12/27/18	500,000	328
(k)	Financing Corp. Stripped, 0.00%, 9/26/19	1,300,000	816
	Israel Government AID Bond, 0.00%, 5/15/21	200,000	115
	Israel Government AID Bond, 0.00%, 2/15/23	100,000	51
	Israel Government AID Bond, 0.00%, 5/15/23	500,000	252
	Israel Government AID Bond, 5.50%, 9/18/33	300,000	296
(k)	Israel Government AID Bond, 5.50%, 9/18/23	600,000	639
	Israel Government AID Bond, 5.50%, 12/4/23	300,000	320
	Israel Government AID Bond, 5.50%, 4/26/24	100,000	107
(k)	Residual Funding Stripped, 0.00%, 1/15/30	1,200,000	418
(k)	Residual Funding Stripped, 0.00%, 4/15/30	2,000,000	688
(k)	Residual Funding Stripped, 0.00%, 10/15/19	4,400,000	2,823
(k)	Residual Funding Stripped, 0.00%, 10/15/20	1,800,000	1,082
	Resolution Funding Stripped, 0.00%, 4/15/28	400,000	150
	Tennessee Valley Authority, 4.50%, 4/1/18	200,000	204

	Governments (90.5%)	Shares/ $ Par	Value $ (000’s)
	Governments continued
(k)	Tennessee Valley Authority, 5.375%, 4/1/56	1,500,000	1,486
(k)	Tennessee Valley Authority, 5.88%, 4/1/36	1,000,000	1,068
	US Treasury, 1.00%, 9/30/11	9,000,000	8,998
	US Treasury, 3.625%, 8/15/19	500,000	492
	US Treasury, 4.25%, 5/15/39	400,000	375
	US Treasury, 4.375%, 2/15/38	600,000	576
	US Treasury, 4.375%, 11/15/39	1,200,000	1,149
	US Treasury, 4.50%, 2/15/36	400,000	394
	US Treasury, 4.50%, 8/15/39	4,400,000	4,300
	US Treasury, 5.25%, 11/15/28	8,800,000	9,536
	US Treasury, 5.375%, 2/15/31	4,300,000	4,752
	US Treasury, 6.125%, 11/15/27	5,000,000	5,956
	US Treasury, 6.25%, 8/15/23	300,000	358
	US Treasury, 6.50%, 11/15/26	1,900,000	2,342
	US Treasury, 8.75%, 8/15/20	200,000	283
	US Treasury Stripped, 0.00%, 2/15/31	2,000,000	725
	US Treasury Stripped, 0.00%, 5/15/37	200,000	55
(b)	US Treasury Stripped, 0.00%, 5/15/38	5,200,000	1,347
	US Treasury Stripped, 0.00%, 11/15/38	800,000	200
	US Treasury Stripped, 0.00%, 5/15/39	3,000,000	745
	US Treasury Stripped, 0.00%, 8/15/39	7,000,000	1,712
	US Treasury Stripped, 0.00%, 8/15/20	1,000,000	634
	US Treasury Stripped, 0.00%, 2/15/21	1,100,000	679
	US Treasury Stripped, 0.00%, 5/15/21	4,300,000	2,612
	US Treasury Stripped, 0.00%, 11/15/21	2,900,000	1,708
	US Treasury Stripped, 0.00%, 8/15/22	8,200,000	4,633
	US Treasury Stripped, 0.00%, 2/15/25	2,200,000	1,067

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio 119

Long-Term U.S. Government Bond Portfolio

Governments (90.5%)	Shares/ $ Par	Value $ (000’s)
Governments continued
US Treasury Stripped, 0.00%, 2/15/26	1,600,000	736
US Treasury Stripped, 0.00%, 5/15/26	700,000	313
US Treasury Stripped, 0.00%, 8/15/26	1,000,000	442
US Treasury Stripped, 0.00%, 11/15/27	3,400,000	1,430
US Treasury Stripped, 0.00%, 8/15/28	800,000	320
US Treasury Stripped, 0.00%, 11/15/28	2,600,000	1,044

Total Governments (Cost: $77,755)		74,989

Municipal Bonds (0.8%)

Municipal Bonds (0.8%)

Iowa State Special Obligation Build America Bonds, , 6.75%, 6/1/34 RB	400,000	407
Poway Unified Public School District, , 4.50%, 9/15/37 RB, AMBAC	200,000	162
Puerto Rico Sales Tax Financing Corp., Series A, 0.00%, 8/1/54 RB, AMBAC	1,600,000	90

Total Municipal Bonds (Cost: $735)		659

Structured Products (15.0%)

Structured Products (15.0%)

American Home Mortgage Investment Trust, Series 2005-3, Class 2A2, 5.00%, 9/25/35	72,293	63
Bank of America Credit Card Trust, Series 2006- A9, Class A9, 0.243%, 2/15/13	200,000	199
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 21A, 4.444%, 5/25/34	6,559	6
Chase Issuance Trust, Series 2007-A6, Class A6, 0.233%, 4/16/12	400,000	400
Chase Issuance Trust, Series 2007-A1, Class A1, 0.253%, 3/15/13	200,000	199
Chase Issuance Trust, Series 2005-A8, Class A8, 0.273%, 10/15/12	500,000	499

	Structured Products (15.0%)	Shares/ $ Par	Value $ (000’s)
	Structured Products continued
	Chase Issuance Trust, Series 2008-A1, Class A1, 0.683%, 1/15/12	200,000	200
	Chase Issuance Trust, Series 2008-A13, Class A13, 1.754%, 9/15/15	300,000	309
	Citigroup Mortgage Loan Trust, Inc., Series 2007- AHL3, Class A3A, 0.291%, 7/25/45	54,076	39
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004- HYB5, Class 2A1, 3.647%, 4/20/35	25,148	24
	Credit Suisse First Boston Mortgage Securities Corp., Series 2003- AR18, Class 2A3, 3.292%, 7/25/33	7,032	6
	Credit Suisse First Boston Mortgage Securities Corp., Series 2003- AR20, Class 2A1, 3.692%, 8/25/33	9,266	9
	Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.463%, 2/15/19	116,001	116
	Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.00%, 11/15/35	354,285	346
	Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	688,633	706
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-61, Class 1A1, 2.032%, 7/25/44	38,593	37
(n)	Federal National Mortgage Association, Series 2007-114, Class A6, 0.431%, 10/27/37	100,000	95
	Federal National Mortgage Association, Series 2007-39, Class NZ, 4.25%, 5/25/37	223,956	196
	Federal National Mortgage Association, 5.00%, 6/1/35	856,079	881
(k)	Federal National Mortgage Association, 5.00%, 2/1/36	1,572,049	1,616
	Federal National Mortgage Association, Series 2005-57, Class PA, 5.50%, 5/25/27	5,845	6

Structured Products (15.0%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
Federal National Mortgage Association, 5.50%, 1/1/38	825,614	865
Federal National Mortgage Association, 5.50%, 2/1/38	824,187	864
Federal National Mortgage Association, 5.50%, 4/1/38	85,956	90
Federal National Mortgage Association, 5.50%, 6/1/38	169,162	177
Federal National Mortgage Association TBA, 5.50%, 1/1/40	1,000,000	1,047
Federal National Mortgage Association Whole Loan, Series 2004-W9, Class 1A3, 6.05%, 2/25/44	300,000	328
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006- FF12, Class A2, 0.271%, 9/25/36	4,482	4
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A, 4.565%, 6/25/34	21,395	18
Indymac Residential Asset Backed Trust, Series 2007-B, Class 2A1, 0.311%, 7/25/37	21,429	21
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.746%, 2/12/49	100,000	87
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.232%, 4/25/38	348,147	351
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.291%, 7/25/37	26,822	25
Merrill Lynch Floating Trust, Series 2008- LAQA, Class A1, 0.772%, 7/9/21 144A	400,000	340
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A, 3.402%, 5/25/33	18,601	17
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 5.012%, 5/25/33	11,162	11

The Accompanying Notes are an Integral Part of the Financial Statements.

120 Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Structured Products (15.0%)	Shares/ $ Par	Value $ (000’s)
Structured Products continued
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.481%, 11/25/35	52,925	37
MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A, 4.25%, 10/25/35	49,724	43
SLM Student Loan Trust, Series 2006-5, Class A2, 0.272%, 7/25/17	6,627	7
SLM Student Loan Trust, Series 2006-6, Class A1, 0.272%, 10/25/18	27,763	28
SLM Student Loan Trust, Series 2006-9, Class A2, 0.282%, 4/25/17	23,502	23
SLM Student Loan Trust, Series 2007-2, Class A2, 0.282%, 7/25/17	500,000	495
SLM Student Loan Trust, Series 2008-7, Class A2, 0.782%, 10/25/17	200,000	199
SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.454%, 12/15/33 144A	250,000	255
SLM Student Loan Trust, Series 2008-9, Class A, 1.782%, 4/25/23	556,553	579
South Carolina Student Loan Corp., Series 2008-1, Class A1, 0.756%, 9/2/14	108,832	109
South Carolina Student Loan Corp., Series 2008- 1, Class A2, 0.806%, 3/1/18	400,000	401
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 0.893%, 10/19/34	13,576	11
Washington Mutual Mortgage Pass-Through Certificates, Series 2004- AR1, Class A, 3.668%, 3/25/34	71,212	65
Total Structured Products (Cost: $12,188)		12,449

	Short-Term Investments (1.8%)	Shares/ $ Par	Value $ (000’s)
	Other Holdings (1.8%)
(b)	JPMorgan Money Market Fund	1,462,054	1,462
	Total Short-Term Investments (Cost: $1,462)		1,462

	Total Investments (125.8%) (Cost: $106,687)(a)		104,232

	Other Assets, Less Liabilities (-25.8%)		(21,344)

	Net Assets (100.0%)		82,888

The Accompanying Notes are an Integral Part of the Financial Statements.

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Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $1,495 representing 1.80% of the net assets.

RB — Revenue Bond

AMBAC — American Municipal Bond Assurance Corp.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $107,974 and the net unrealized depreciation of investments based on that cost was $3,742 which is comprised of $614 aggregate gross unrealized appreciation and $4,356 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2009, $11,177)	45	6/10	$(3)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2009, $6,144)	25	9/10	37
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2009, $5,390)	22	12/10	26
U.S. Five-Year Note Commodity (Long) (Total Notional Value at December 31, 2009, $8,081)	69	3/10	(189)

(i)	Written options outstanding on December 31, 2009

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CBOT US Ten Year Treasury Note	$119.000	2/10	5		$(1)
Call — CBOT US Ten Year Treasury Note	$120.000	2/10	25		$(1)
Call — CBOT US Ten Year Treasury Note	$121.000	2/10	2	$	— (m)
Put — CBOT US Ten Year Treasury Note	$115.000	2/10	30		$(29)
Put — CBOT US Ten Year Treasury Note	$116.000	2/10	2		$(3)

(Premiums Received $30)					$(34)

CBOT — Chicago Board of Trade

(k)	Cash or securities with an aggregate value of $19,502 (in thousands) have been pledged as collateral for delayed-delivery securities, swap contracts outstanding, short sales or written options on December 31, 2009.

(m)	Amount is less than one thousand.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $95 (in thousands) were valued with reference to securities whose values are more readily available.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs

Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs

	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$74,989	$-
Corporate Bonds	-	14,673	-
Municipal Bonds	-	659	-
Structured Products	-	12,449	-
Short-Term Investments	-	1,462	-
Other Financial Instruments^	63	-	-
Liabilities:
Other Financial Instruments^	(226)	-	-

Total	$(163)	$104,232	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

122 Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Pursue total return using a strategy that seeks to protect against U.S. inflation.	Invest primarily in investment grade debt securities, with a majority in inflation-linked debt securities.	$106 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Inflation Protection Portfolio, has engaged American Century Investment Management, Inc. (American Century) to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury. To seek to reduce the impact of this limitation, the Portfolio may invest in options, futures, swap agreements or other derivative instruments that synthetically create inflation-linked exposure.

Market Overview

The global economy and financial markets staged a dramatic turnaround in 2009 aided by the coordinated, massive and global response to the credit crisis by central banks and governments. These stimulus programs helped boost investor confidence and late in the first quarter of 2009, stocks staged a surprising turnaround followed by a more widespread “risk asset” rally that continued through December. The gains in the financial markets occurred even as economic data remained mixed and unemployment lingered at a 26-year high. By the end of the year, it appeared the U.S. economy had transitioned out of the recession, but most measures of economic activity pointed to a weak, and perhaps jobless, recovery.

Rising prices for oil and other commodities helped trigger higher inflation for the period. Headline inflation, as measured by the twelve month change in the Consumer Price Index (CPI), was up 2.7% as of December 31, 2009. This compares with a headline inflation rate of 0.1% for all of 2008. Core inflation, which does not include food and energy prices, increased 1.8% for 2009.

The rising inflation rate drove up the market’s longer-term inflation outlook, as measured by the Treasury breakeven rate, or yield difference between 10-year TIPS and traditional 10-year Treasurys. The 10-year breakeven rate is a gauge of the market’s inflation expectation for the next ten years. That rate began the period at 0.09 percentage points, an unusually low reading that indicated a market perception of virtually no inflation for the next 10 years. From there, the ten year breakeven rate steadily increased, finishing the year at 2.41 percentage points. The growing breakeven rate suggested longer-term inflationary pressures were building.

Portfolio Results

For the twelve months ended December 31, 2009, the Portfolio returned 9.98%, compared with the 10.12% return of the Citigroup® U.S. Inflation-Linked Securities Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) At the same time, the average return of the General U.S. Government Funds peer group was 5.99%, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency. However, the General U.S. Government Funds peer group is not strictly comparable to the Portfolio because the peer group includes a wide range of U.S. government funds, including funds purchasing only nominal Treasury securities.

The Portfolio’s performance benefited from the generally favorable climate for TIPS (Treasury Inflation-Protected Securities), which were among the top performing investment grade sectors of the U.S. bond market in 2009. TIPS bucked the trend of nominal Treasury securities, which slipped into negative return territory. TIPS posted positive returns in an environment of gradually improving economic data, mounting longer-term inflation expectations and a tight supply of inflation-linked securities.

Our strategy of investing more than 40% of the Portfolio’s assets in out-of-benchmark, high quality “spread sectors” (non-Treasury sectors) delivered mixed results and accounted for the slight performance shortfall relative to the benchmark. In general, investment grade corporate and municipal securities outperformed TIPS, while mortgage and agency securities lagged.

The Portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the Portfolio). We invested the remainder of the Portfolio in non-dollar inflation-linked bonds and investment grade spread securities, including those in the corporate, municipal, mortgage and agency sectors. In addition, we complemented our

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spread sector investments with inflation swaps, or strategies that synthetically create inflation-linked exposure, seeking to enhance the Portfolio’s yield and performance compared with Treasury securities.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s current sub-adviser.

Leading economic indicators, such as growth stock performance and a steep Treasury yield curve (a graphic representation of Treasury yields that shows short maturity yields much lower than longer maturity yields) suggest better economic—and potentially more inflationary—times ahead. In addition, the unprecedented steps the government took to avoid a severe economic downturn eventually may lead to significantly higher inflation and a weaker dollar than are currently priced into the market. These factors, combined with a still reasonable breakeven rate, suggest to us TIPS may represent good long-term value.

We believe the combination of TIPS, inflation swaps, global inflation-linked securities and spread securities have the potential to enhance the Portfolio’s yield and outperform a portfolio comprised solely of Treasury inflation-linked securities over time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	Since Inception*
Inflation Protection Portfolio	9.98%	5.67%
Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index**	11.41%	6.26%
Citigroup® U.S. Inflation-Linked Index	10.12%	6.28%
Lipper® Variable Insurance Products (VIP) General U.S. Government Funds Average	5.99%	-
*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

**The Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index is replacing the Citigroup® U.S. Inflation-Linked Index as the Portfolio’s primary benchmark to reflect a change in the portfolio management analytics software used by the sub-adviser’s fixed income portfolio managers.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

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Inflation Protection Portfolio

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

  Top 10 Fixed Income Holdings 12/31/09

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	54.0%
United Kingdom Gilt Inflation Linked, Various	8.2%
Federal National Mortgage Association, Various	3.1%
Citigroup Funding, Inc., Various	2.8%
Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	2.6%
Bundesobligation Inflation Linked, 2.25%, 4/15/13	2.6%
France Government Bond OAT, 2.25%, 7/25/20	2.5%
Federal Home Loan Mortgage Corp., Various	2.1%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	1.9%
Massachusetts Bay Transportation Authority Senior Sales Tax Bonds, 5.25%, 7/1/33	1.1%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Foreign Bonds sector includes bonds of companies and governments headquartered outside the United States.

The Government and Structured Product categories include domestic taxable bonds.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

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Schedule of Investments

December 31, 2009

Corporate Bonds (31.3%)	Shares/ $ Par	Value $ (000’s)
Aerospace/Defense (0.1%)
L-3 Communications Corp., 5.20%, 10/15/19 144A	50,000	50

Total		50

Banking (6.9%)

Bank of America Corp., 3.125%, 6/15/12	700,000	725
Bank of America Corp., 6.50%, 8/1/16	160,000	172
The Bear Stearns Cos. LLC, 1.77%, 1/10/14	70,000	67
Citigroup Funding, Inc., 1.875%, 10/22/12	2,000,000	1,992
Citigroup Funding, Inc., 2.125%, 7/12/12	1,000,000	1,008
Credit Suisse/New York NY, 5.30%, 8/13/19	110,000	113
Credit Suisse/New York NY, 5.50%, 5/1/14	150,000	163
The Goldman Sachs Group, Inc., 3.25%, 6/15/12	400,000	416
The Goldman Sachs Group, Inc., 7.50%, 2/15/19	130,000	151
HSBC USA, Inc., 3.125%, 12/16/11	1,000,000	1,035
The International Bank for Reconstruction & Development, 7.625%, 1/19/23	500,000	638
Kreditanstalt fuer Wiederaufbau, 4.75%, 5/15/12	500,000	536
Morgan Stanley, 4.20%, 11/20/14	110,000	110
Morgan Stanley, 7.30%, 5/13/19	120,000	135
Westpac Banking Corp., 4.875%, 11/19/19	60,000	59

Total		7,320

Beverage/Bottling (0.5%)

Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19 144A	120,000	134
The Coca-Cola Co., 3.625%, 3/15/14	100,000	103
Coca-Cola Enterprises, Inc., 4.25%, 3/1/15	100,000	105
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	150,000	168

Total		510

Corporate Bonds (31.3%)	Shares/ $ Par	Value $ (000’s)
Cable/Media/Broadcasting/Satellite (0.4%)

Comcast Corp., 5.90%, 3/15/16	70,000	75
News America, Inc., 6.90%, 8/15/39 144A	50,000	55
Time Warner Cable, Inc., 5.40%, 7/2/12	60,000	64
Time Warner Cable, Inc., 6.75%, 7/1/18	160,000	176

Total		370

Conglomerate/Diversified Manufacturing (0.1%)

The Dow Chemical Co., 8.55%, 5/15/19	60,000	72
General Electric Co., 5.25%, 12/6/17	60,000	61

Total		133

Electric Utilities (0.5%)

Dominion Resources, Inc., 6.40%, 6/15/18	140,000	153
Duke Energy Ohio, Inc., 2.10%, 6/15/13	70,000	69
FirstEnergy Solutions Corp., 6.05%, 8/15/21	90,000	91
PG&E Corp., 5.75%, 4/1/14	120,000	129
Sempra Energy, 6.50%, 6/1/16	50,000	54

Total		496

Electronics (0.1%)

Cisco Systems, Inc., 5.90%, 2/15/39	100,000	101

Total		101

Food Processors (0.0%)

Mead Johnson Nutrition Co., 5.90%, 11/1/39 144A	40,000	39

Total		39

Health Care/Pharmaceuticals (0.4%)

Amgen, Inc., 5.85%, 6/1/17	90,000	99
Pfizer, Inc., 6.20%, 3/15/19	110,000	122
Pfizer, Inc., 7.20%, 3/15/39	100,000	122
Roche Holdings, Inc., 6.00%, 3/1/19 144A	90,000	99

Total		442

Independent Finance (2.1%)

BP Capital Markets PLC, 3.125%, 3/10/12	70,000	72

	Corporate Bonds (31.3%)	Shares/ $ Par	Value $ (000’s)
	Independent Finance continued
	Caterpillar Financial Services Corp., 5.05%, 12/1/10	308,000	320
	General Electric Capital Corp., 2.20%, 6/8/12	680,000	690
	General Motors Acceptance Corp., 2.20%, 12/19/12	850,000	855
	John Deere Capital Corp., 2.875%, 6/19/12	300,000	309

	Total		2,246

	Life Insurance (0.4%)

	Prudential Financial, Inc., 1.27%, 2/10/12	200,000	194
	Prudential Financial, Inc., 1.40%, 3/10/15	240,000	218

	Total		412

	Metals/Mining (0.4%)

	Barrick Gold Corp., 6.95%, 4/1/19	200,000	225
	Newmont Mining Corp., 6.25%, 10/1/39	120,000	120
	Rio Tinto Finance USA, Ltd., 5.875%, 7/15/13	70,000	76

	Total		421

	Oil and Gas (0.6%)

	Chevron Corp., 3.95%, 3/3/14	100,000	104
	ConocoPhillips, 4.75%, 2/1/14	260,000	279
	Shell International Finance BV, 4.30%, 9/22/19	110,000	109
	Talisman Energy, Inc., 7.75%, 6/1/19	50,000	59
	XTO Energy, Inc., 6.50%, 12/15/18	70,000	80

	Total		631

	Other Holdings (17.7%)

(f)	Bundesobligation Inflation Linked, 2.25%, 4/15/13	1,792,276	2,718
(f)	France Government Bond OAT, 2.25%, 7/25/20	1,715,595	2,655
(f)	Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19	1,826,802	2,729
(f)	Japanese Government CPI Linked Bond, 1.10%, 12/10/16	188,123,000	1,954

The Accompanying Notes are an Integral Part of the Financial Statements.

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	Corporate Bonds (31.3%)	Shares/ $ Par	Value $ (000’s)
	Other Holdings continued
(f)	United Kingdom Gilt Inflation Linked, 1.25%, 11/22/17	1,670,895	2,803
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 8/16/13	735,000	3,093
(f)	United Kingdom Gilt Inflation Linked, 2.50%, 7/26/16	595,000	2,796

	Total		18,748

	Real Estate Investment Trusts (0.0%)

	ProLogis, 7.375%, 10/30/19	40,000	40

	Total		40

	Restaurants (0.1%)

	Yum! Brands, Inc., 5.30%, 9/15/19	100,000	100

	Total		100

	Retail Food and Drug (0.2%)

	CVS Caremark Corp., 6.60%, 3/15/19	170,000	186

	Total		186

	Telecommunications (0.6%)

	AT&T, Inc., 5.10%, 9/15/14	100,000	108
	AT&T, Inc., 6.55%, 2/15/39	110,000	116
	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	100,000	109
	Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	74
	Telecom Italia Capital SA, 6.175%, 6/18/14	160,000	173

	Total		580

	Tobacco (0.2%)

	Altria Group, Inc., 9.25%, 8/6/19	160,000	195

	Total		195

	Total Corporate Bonds (Cost: $32,079)		33,020

	Governments (62.8%)

	Governments (62.8%)

	Farmer Mac Guaranteed Notes Trust, 5.125%, 4/19/17 144A	500,000	523
	Federal Home Loan Banks, 4.875%, 5/17/17	755,000	807

Governments (62.8%)	Shares/ $ Par	Value $ (000’s)
Governments continued
Federal Home Loan Mortgage Corp., 4.875%, 6/13/18	2,000,000	2,139
Federal National Mortgage Association, 3.00%, 9/16/14	2,000,000	2,025
Federal National Mortgage Association, 4.375%, 7/17/13	570,000	611
Federal National Mortgage Association, 5.625%, 7/15/37	600,000	632
Financing Corp. Stripped, 0.00%, 5/30/10	359,000	358
Israel Government AID Bond, 0.00%, 11/1/14	500,000	430
Private Export Funding Corp., 4.55%, 5/15/15	600,000	641
Tennessee Valley Authority, 4.50%, 4/1/18	450,000	458
Tennessee Valley Authority, 4.875%, 12/15/16	450,000	469
Tennessee Valley Authority Generic Stripped, 0.00%, 11/1/12	251,000	235
US Treasury Inflation Index Bond, 0.875%, 4/15/10	2,544,586	2,553
US Treasury Inflation Index Bond, 1.375%, 7/15/18	400,984	402
US Treasury Inflation Index Bond, 1.625%, 1/15/15	4,018,991	4,180
US Treasury Inflation Index Bond, 1.625%, 1/15/18	825,488	845
US Treasury Inflation Index Bond, 1.75%, 1/15/28	1,800,596	1,727
US Treasury Inflation Index Bond, 1.875%, 7/15/13	1,441,801	1,519
US Treasury Inflation Index Bond, 1.875%, 7/15/15	388,976	410
US Treasury Inflation Index Bond, 1.875%, 7/15/19	3,948,438	4,098
US Treasury Inflation Index Bond, 2.00%, 4/15/12	585,910	612
US Treasury Inflation Index Bond, 2.00%, 1/15/14	1,169,920	1,237
US Treasury Inflation Index Bond, 2.00%, 7/15/14	1,490,853	1,579

Governments (62.8%)	Shares/ $ Par	Value $ (000’s)
Governments continued
US Treasury Inflation Index Bond, 2.00%, 1/15/16	2,641,165	2,789
US Treasury Inflation Index Bond, 2.00%, 1/15/26	3,267,420	3,281
US Treasury Inflation Index Bond, 2.125%, 1/15/19	755,138	801
US Treasury Inflation Index Bond, 2.375%, 4/15/11	245,045	252
US Treasury Inflation Index Bond, 2.375%, 1/15/17	2,251,053	2,431
US Treasury Inflation Index Bond, 2.375%, 1/15/25	5,160,645	5,445
US Treasury Inflation Index Bond, 2.375%, 1/15/27	3,296,185	3,469
US Treasury Inflation Index Bond, 2.50%, 7/15/16	2,997,148	3,264
US Treasury Inflation Index Bond, 2.50%, 1/15/29	2,114,385	2,268
US Treasury Inflation Index Bond, 2.625%, 7/15/17	2,685,751	2,954
US Treasury Inflation Index Bond, 3.00%, 7/15/12	1,502,850	1,616
US Treasury Inflation Index Bond, 3.375%, 1/15/12	273,920	293
US Treasury Inflation Index Bond, 3.375%, 4/15/32	2,405,274	2,974
US Treasury Inflation Index Bond, 3.50%, 1/15/11	186,306	193
US Treasury Inflation Index Bond, 3.625%, 4/15/28	1,470,183	1,817
US Treasury Inflation Index Bond, 3.875%, 4/15/29	3,155,904	4,061

Total Governments (Cost: $64,137)		66,398

Municipal Bonds (1.2%)

Municipal Bonds (1.2%)

The Dormitory Authority of the State of New York, Series 2009, 5.628%, 3/15/39 RB	60,000	57

The Accompanying Notes are an Integral Part of the Financial Statements.

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Municipal Bonds (1.2%)	Shares/ $ Par	Value $ (000’s)
Municipal Bonds continued
Massachusetts Bay Transportation Authority Senior Sales Tax Bonds, Series 2006A, 5.25% 7/1/33 RB	1,000,000	1,132
State of California, Series 2009, 7.55%, 4/1/39 GO	60,000	58
Texas Transportation Commission State of Texas, Series 2009, 5.517%, 4/1/39 GO	60,000	58
Total Municipal Bonds (Cost: $1,165)		1,305

Structured Products (1.8%)

Structured Products (1.8%)

Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class B, 7.619%, 8/15/31	32,568	32
Citibank Credit Card Issuance Trust, Series 2007-A2, Class A2, 0.257%, 5/21/12	500,000	499
CNH Equipment Trust, Series 2007-C, Class A3A, 5.21%, 12/15/11	101,939	103
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, 0.413%, 4/15/22 144A	496,902	426
Federal Home Loan Mortgage Corp., Series 2006-3234, Class PA, 5.00%, 10/15/26	96,822	97
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2005-C1, Class A2, 4.471%, 5/10/43	153,665	154
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A3, 3.85%, 5/15/27	255,226	255
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, 0.533%, 6/15/22 144A	371,972	323

Total Structured Products (Cost: $1,982)		1,889

	Short-Term Investments (2.5%)	Shares/ $ Par	Value $ (000’s)
	National Commercial Banks (2.5%)
(k)	BNP Paribas Finance, Inc., 0.01%, 1/4/10	2,600,000	2,600

	Total		2,600

	Other Holdings (0.0%)
	JPMorgan Money Market Fund	5,051	5

	Total		5

	Total Short-Term Investments (Cost: $2,605)		2,605

	Total Investments (99.6%) (Cost: $101,968)(a)		105,217

	Other Assets, Less Liabilities (0.4%)		453

	Net Assets (100.0%)		105,670

The Accompanying Notes are an Integral Part of the Financial Statements.

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144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $1,649 representing 1.56% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $102,525 and the net unrealized appreciation of investments based on that cost was $2,692 which is comprised of $3,422 aggregate gross unrealized appreciation and $730 aggregate gross unrealized depreciation.

(f)	Foreign Bond

(h)	Forward foreign currency contracts outstanding on December 31, 2009.

Type		Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	EUR	5,632	1/10	$269	—	$269
Sell	GBP	5,470	1/10	52	—	52
Sell	JPY	176,507	1/10	41	—	41

				$362	—	$362

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(j)	Swap agreements outstanding on December 31, 2009.

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Bank of America, N.A.	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	5/10	2,500	$(105)
Bank of America, N.A.	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	5/13	2,500	(168)
Bank of America, N.A.	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	7/13	1,725	(142)
Barclays Bank PLC	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	7/10	3,000	(81)
Barclays Bank PLC	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	8/12	2,500	(110)
Barclays Bank PLC	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	6/14	1,000	(49)
Barclays Bank PLC	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	8/17	2,000	(56)
Barclays Bank PLC	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	12/27	1,700	(10)

The Accompanying Notes are an Integral Part of the Financial Statements.

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CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
UBS AG	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	CPURNSA Index Total Return at Maturity	Synthetic Total Return Calculation at Maturity	11/13	2,200	$(21)

						$(742)

(k)	Securities with an aggregate value of $2,600 (in thousands) have been pledged as collateral for swap contracts outstanding on December 31, 2009.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs

Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
US Government & Agency Bonds	$-	$66,398	$-
Corporate Bonds	-	14,272	-
Foreign Bonds	-	18,748	-
Municipal Bonds	-	1,305	-
Structured Products	-	1,889	-
Short-Term Investments	-	2,605	-
Other Financial Instruments^	-	362	-
Liabilities:
Other Financial Instruments^	-	(742)	-

Total	$-	$104,837	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

130 Inflation Protection Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Achieve high current income and capital appreciation.	Invest in diversified mix of debt securities rated below investment grade.	$299 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the High Yield Bond Portfolio. The Portfolio seeks to achieve high current income and capital appreciation by investing at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market.

Market Overview

High yield bonds enjoyed a record breaking 2009, posting their best ever returns. The high yield market benefited from a stabilizing economy and record low interest rates, which increased the appeal of higher yielding debt. Indeed, the spread (or difference in yield) on the high yield market over Treasurys reached the highest level on record in late 2008, at more than 2000 basis points (a basis point equals 0.01%, so 2000 basis points equal 20.00%). These factors led to record demand for high yield bonds in 2009. Improving market liquidity, financial deleveraging and healthier corporate balance sheets were particularly beneficial to the lowest rated portion of the market. As a result, distressed and CCC bonds did best, followed by B and BB (just one notch below investment grade) securities. Add it all up, and the Citigroup® High-Yield Cash-Pay Index returned 53.15% in 2009. By comparison, the S&P 500® Index returned 26.46%, and the Citigroup® U.S. Broad Investment Grade Bond Index (a broad based bond index) rose 5.06%.

Portfolio Results

For the twelve months ended December 31, 2009, the High Yield Bond Portfolio had a total return of 45.39%. By comparison, the Citigroup® High-Yield Cash-Pay Index returned 53.15% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 43.48%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflects the record setting results of the high yield market in 2009. Relative to the Index, the Portfolio underperformed because the Index does not hold cash, and because CCC bonds (the best performing segment of the market) made up a disproportionately large portion of the Index after a wave of credit rating downgrades in 2008 and 2009. Relative to the peer group, we believe performance benefited from the Portfolio’s credit allocation, described in more detail below.

With respect to the Portfolio’s positioning, we entered the year with a concentration in bonds rated BB, with a corresponding underweight to CCC securities. We also had a modest (less than 10% of assets) allocation to cash that we’d accumulated over the course of 2008. With high yield bonds trading at unprecedented yield levels, we elected in early 2009 to put that cash to work in a “credit barbell,” favoring newly issued, high quality BB and investment grade crossover securities on the one hand, and CCC and distressed bonds that we believed to be trading below their recovery value on the other.

This positioning helped performance, as these newly issued, higher quality, liquid (easily bought and sold) bonds were early beneficiaries of the flood of money into the high yield market. The other end of our credit barbell saw us buying bonds at pennies on the dollar. In general, these securities did remarkably well as economic and market conditions improved. A good example is paper company Smurfit-Stone Container Enterprises, Inc., whose bonds we bought early in 2009 at very distressed levels, and which ended the year trading near par.

Portfolio Manager Outlook

In the near term, we’re constructive on the high yield market. Market technical (supply and demand) factors remain positive; defaults are expected to drop back down to historical averages; the economy appears to be recovering; and government policies remain supportive of growth. Longer term, we’re less constructive, as we expect the stimulus to wind down, and worry about the deficit’s impact on interest rates. Consider, too, that in the high yield universe, BB bonds are most sensitive to interest rate changes, while CCC’s appear overvalued after their historic run in 2009. Therefore, we’re moving toward an overweight to B-rated bonds, with a market weighting in BB and an underweight in CCC. We will continue to focus on larger companies in less cyclical, more defensive sectors and maintain a modest cash position. Finally, we should caution investors that 2009’s record breaking gains almost certainly cannot be repeated, so more modest return expectations are likely in order.

High Yield Bond Portfolio 131

High Yield Bond Portfolio

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	45.39%	5.44%	6.32%
Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index*	58.76%	6.49%	6.87%
Citigroup® High Yield Cash Pay Index	53.15%	6.02%	6.88%
Lipper® Variable Insurance Products (VIP) High Current Yield Funds Average	43.48%	4.19%	4.60%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

*The Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index is replacing the Citigroup® High Yield Cash Pay Index as the Portfolio’s primary benchmark to reflect a change in the portfolio management analytics software used by the adviser’s fixed income portfolio managers. In addition, the broader market exposure which results from the Index’s 2% issuer cap more closely aligns with the Portfolio’s investment objective and strategy.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

  Top 10 Fixed Income Holdings 12/31/09

Security Description	% of Net Assets
General Motors Acceptance Corp., Inc., Various	2.6%
HCA, Inc., Various	2.2%
Sprint Nextel Corp., Various	2.2%
Ford Motor Credit Co. LLC, Various	1.9%
Chesapeake Energy Corp., Various	1.7%
MGM MIRAGE, Inc., Various	1.5%
El Paso Corp., Various	1.5%
DISH DBS Corp., Various	1.4%
Energy Future Holdings Corp., 10.875%, 11/1/17	1.4%
Harrah’s Operating Co., Inc., Various	1.3%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

132 High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (0.5%)	Shares/ $ Par	Value $ (000’s)
	Information Technology (0.1%)
*	Unisys Corp.	5,207	201

	Total		201

	Media (0.4%)

(p)*	Charter Communications, Inc. - Class A	37,604	1,306

	Total		1,306

	Total Common Stocks (Cost: $1,053)		1,507

	Preferred Stocks (0.1%)

	Finance Services (0.1%)

	General Motors Acceptance Corp., Inc., 7.00%, 12/31/11 144A	379	250

	Total Preferred Stocks (Cost: $95)		250

	Bonds (94.2%)

	Aerospace/Defense (1.8%)

	Alliant Techsystems, Inc., 6.75%, 4/1/16	905,000	896
	Bombardier, Inc., 8.00%, 11/15/14 144A	584,000	607
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	815,000	841
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	1,443,268	880
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	860,000	533
	L-3 Communications Corp., 6.375%, 10/15/15	1,250,000	1,255
	Spirit AeroSystems, Inc., 7.50%, 10/1/17 144A	270,000	266

	Total		5,278

	Autos/Vehicle Parts (4.2%)

	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	810,000	822

	Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
	Autos/Vehicle Parts continued
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	2,350,000	1,986
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	1,495,000	1,508
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	575,000	576
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	2,695,000	2,648
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	695,000	728
(d)	General Motors Corp., 7.20%, 1/15/11	380,000	103
(d)	General Motors Corp., 8.375%, 7/15/33	1,475,000	398
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	1,020,000	1,127
	Navistar International Corp., 8.25%, 11/1/21	610,000	625
	TRW Automotive, Inc., 7.25%, 3/15/17 144A	680,000	660
	TRW Automotive, Inc., 8.875%, 12/1/17 144A	810,000	842
(d)	Visteon Corp., 8.25%, 8/1/10	993,000	261
(d)	Visteon Corp., 12.25%, 12/31/16 144A	622,000	261

	Total		12,545

	Basic Materials (12.1%)

(d)	Abitibi-Consolidated Co. of Canada, 15.50%, 7/15/10 144A	905,000	175
	Arch Coal, Inc., 8.75%, 8/1/16 144A	745,000	788
	Ashland, Inc., 9.125%, 6/1/17 144A	750,000	823
	Ball Corp., 7.125%, 9/1/16	375,000	384
	Ball Corp., 7.375%, 9/1/19	305,000	313
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., 8.25%, 11/15/15 144A	680,000	683
	Boise Paper Holdings LLC/Boise Paper Holdings/Boise Finance Co., 9.00%, 11/1/17 144A	510,000	529
	BWAY Corp., 10.00%, 4/15/14 144A	545,000	576

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Basic Materials continued
Cascades, Inc., 7.75%, 12/15/17 144A	450,000	455
Cascades, Inc., 7.875%, 1/15/20 144A	810,000	822
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17 144A	410,000	410
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19 144A	405,000	413
Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	825,000	854
Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	450,000	444
FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	2,370,000	2,622
Georgia-Pacific LLC, 7.125%, 1/15/17 144A	594,000	601
Georgia-Pacific LLC, 8.25%, 5/1/16 144A	850,000	901
Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17 144A	675,000	667
Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	455,000	464
Graphic Packaging International, Inc., 9.50%, 8/15/13	1,031,000	1,065
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	1,500,000	1,470
Huntsman International LLC, 5.50%, 6/30/16 144A	510,000	453
Huntsman International LLC, 7.375%, 1/1/15	755,000	725
Invista, 9.25%, 5/1/12 144A	875,000	888
JohnsonDiversey, Inc., 8.25%, 11/15/19 144A	720,000	729
McJunkin Red Man Corp., 9.50%, 12/15/16 144A	1,310,000	1,281
Murray Energy Corp., 10.25%, 10/15/15 144A	610,000	607

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio 133

High Yield Bond Portfolio

	Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
	Basic Materials continued
	Nalco Co., 8.25%, 5/15/17 144A	815,000	866
	NewPage Corp., 10.00%, 5/1/12	750,000	536
	NewPage Corp., 11.375%, 12/31/14 144A	2,030,000	2,050
	Novelis, Inc., 7.25%, 2/15/15	2,098,000	1,998
	Owens-Brockway Glass Container, Inc., 7.375%, 5/15/16	905,000	934
	Peabody Energy Corp., 7.375%, 11/1/16	185,000	191
	Peabody Energy Corp., 7.875%, 11/1/26	1,095,000	1,113
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 144A	1,355,000	1,386
(d)	Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17	665,000	586
(d)	Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12	1,015,000	898
	Solutia, Inc., 8.75%, 11/1/17	340,000	354
	Teck Resources, Ltd., 9.75%, 5/15/14	1,360,000	1,569
	Teck Resources, Ltd., 10.25%, 5/15/16	340,000	396
	Teck Resources, Ltd., 10.75%, 5/15/19	1,020,000	1,219
	Terra Capital, Inc., 7.75%, 11/1/19 144A	815,000	872
	Texas Industries, Inc., 7.25%, 7/15/13	470,000	462
	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	755,000	721

	Total		36,293

	Building Materials (0.2%)

	Cemex Finance LLC, 9.50%, 12/14/16 144A	540,000	566

	Total		566

	Capital Goods (2.1%)

	Case New Holland, Inc., 7.125%, 3/1/14	885,000	898
	Case New Holland, Inc., 7.75%, 9/1/13 144A	450,000	460
	Da-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	669
	RSC Equipment Rental, Inc., 9.50%, 12/1/14	1,492,000	1,494
	RSC Equipment Rental, Inc., 10.00%, 7/15/17 144A	950,000	1,033

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Capital Goods continued
Terex Corp., 8.00%, 11/15/17	735,000	708
United Rentals North America, Inc., 10.875%, 6/15/16	905,000	984

Total		6,246

Consumer Products/Retailing (4.0%)

Hanesbrands, Inc., 8.00%, 12/15/16	335,000	341
Levi Strauss & Co., 8.875%, 4/1/16	1,275,000	1,334
Limited Brands, Inc., 8.50%, 6/15/19 144A	1,020,000	1,109
The Neiman Marcus Group, Inc., 10.375%, 10/15/15	1,630,000	1,597
Revlon Consumer Products Corp., 9.75%, 11/15/15 144A	675,000	697
Rite Aid Corp., 7.50%, 3/1/17	1,017,000	956
Rite Aid Corp., 9.375%, 12/15/15	540,000	475
Rite Aid Corp., 10.25%, 10/15/19 144A	270,000	285
Rite Aid Corp., 10.375%, 7/15/16	470,000	498
SUPERVALU, Inc., 7.50%, 11/15/14	1,120,000	1,134
SUPERVALU, Inc., 8.00%, 5/1/16	910,000	924
Tops Markets LLC, 10.125%, 10/15/15 144A	815,000	840
Toys R Us Property Co. I LLC, 10.75%, 7/15/17 144A	815,000	893
Toys R Us Property Co. LLC, 8.50%, 12/1/17 144A	810,000	824
Warnaco, Inc., 8.875%, 6/15/13	47,000	48

Total		11,955

Energy (12.0%)

Basic Energy Services, Inc., 7.125%, 4/15/16	785,000	654
Basic Energy Services, Inc., 11.625%, 8/1/14	340,000	364
Chesapeake Energy Corp., 6.375%, 6/15/15	823,000	807
Chesapeake Energy Corp., 6.625%, 1/15/16	1,405,000	1,391
Chesapeake Energy Corp., 7.25%, 12/15/18	750,000	756
Chesapeake Energy Corp., 7.50%, 9/15/13	1,120,000	1,140
Chesapeake Energy Corp., 9.50%, 2/15/15	680,000	746

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Energy continued
Cimarex Energy Co., 7.125%, 5/1/17	1,015,000	1,025
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	405,000	402
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16 144A	905,000	968
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	730,000	668
El Paso Corp., 7.00%, 6/15/17	1,125,000	1,116
El Paso Corp., 7.25%, 6/1/18	1,175,000	1,161
El Paso Corp., 7.75%, 1/15/32	1,095,000	1,035
El Paso Corp., 8.25%, 2/15/16	445,000	475
Forest Oil Corp., 7.25%, 6/15/19	1,100,000	1,086
Forest Oil Corp., 8.50%, 2/15/14 144A	445,000	465
Headwaters, Inc., 11.375%, 11/1/14 144A	340,000	354
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	1,090,000	1,117
Holly Corp., 9.875%, 6/15/17 144A	205,000	216
Key Energy Services, Inc., 8.375%, 12/1/14	1,100,000	1,103
Linn Energy LLC, 9.875%, 7/1/18	705,000	749
Linn Energy LLC, 11.75%, 5/15/17 144A	815,000	915
Mariner Energy, Inc., 8.00%, 5/15/17	445,000	427
Mariner Energy, Inc., 11.75%, 6/30/16	680,000	758
Newfield Exploration Co., 6.625%, 4/15/16	415,000	416
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 6/1/16 144A	340,000	361
OPTI Canada, Inc., 8.25%, 12/15/14	1,645,000	1,355
OPTI Canada, Inc., 9.00%, 12/15/12 144A	340,000	348
Petrohawk Energy Corp., 7.875%, 6/1/15	470,000	475
Petrohawk Energy Corp., 9.125%, 7/15/13	1,291,000	1,349
Petrohawk Energy Corp., 10.50%, 8/1/14	360,000	393
Pioneer Natural Resources Co., 7.50%, 1/15/20	900,000	900

The Accompanying Notes are an Integral Part of the Financial Statements.

134 High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Energy continued
Plains Exploration & Production Co., 7.00%, 3/15/17	680,000	668
Plains Exploration & Production Co., 7.625%, 6/1/18	470,000	481
Plains Exploration & Production Co., 7.75%, 6/15/15	495,000	504
Plains Exploration & Production Co., 8.625%, 10/15/19	745,000	765
Range Resources Corp., 6.375%, 3/15/15	434,000	431
Range Resources Corp., 7.25%, 5/1/18	150,000	153
Range Resources Corp., 7.50%, 5/15/16	235,000	241
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	470,000	462
SandRidge Energy, Inc., 8.75%, 1/15/20 144A	945,000	945
SandRidge Energy, Inc., 9.875%, 5/15/16 144A	910,000	958
SESI LLC, 6.875%, 6/1/14	1,145,000	1,128
Southwestern Energy Co., 7.50%, 2/1/18	830,000	880
Swift Energy Co., 8.875%, 1/15/20	900,000	922
W&T Offshore, Inc., 8.25%, 6/15/14 144A	1,040,000	988
Whiting Petroleum Corp., 7.25%, 5/1/13	929,000	936

Total		35,957

Financials (4.8%)

Crum & Forster Holdings Corp., 7.75%, 5/1/17	772,000	734
E*TRADE Financial Corp., 0.00%, 8/31/19	1,525,000	2,572
E*TRADE Financial Corp., 7.875%, 12/1/15	1,320,000	1,229
General Motors Acceptance Corp., Inc., 6.875%, 9/15/11	680,000	673
General Motors Acceptance Corp., Inc., 6.875%, 8/28/12	905,000	886
General Motors Acceptance Corp., Inc., 7.25%, 3/2/11	2,375,000	2,371
General Motors Acceptance Corp., Inc., 8.00%, 11/1/31 144A	1,519,000	1,367
International Lease Finance Corp., 5.875%, 5/1/13	405,000	322

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Financials continued
JPMorgan Chase & Co., 7.90%, 4/29/49	1,120,000	1,155
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	539
Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	528,000	475
SLM Corp., 8.45%, 6/15/18	1,360,000	1,342
Wells Fargo & Co., 7.98%, 2/28/49	560,000	561

Total		14,226

Foods (3.2%)

Bumble Bee Foods LLC, 7.75%, 12/15/15 144A	470,000	471
Chiquita Brands International, 7.50%, 11/1/14	905,000	896
Constellation Brands, Inc., 7.25%, 9/1/16	1,070,000	1,086
Constellation Brands, Inc., 7.25%, 5/15/17	215,000	218
Constellation Brands, Inc., 8.375%, 12/15/14	455,000	485
Cott Beverages, Inc., 8.375%, 11/15/17 144A	905,000	935
Dole Food Co., 8.00%, 10/1/16 144A	675,000	685
Dole Food Co., 13.875%, 3/15/14 144A	399,000	480
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	335,000	340
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	735,000	746
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	860,000	894
Smithfield Foods, Inc., 7.75%, 5/15/13	870,000	844
Smithfield Foods, Inc., 7.75%, 7/1/17	760,000	701
Smithfield Foods, Inc., 10.00%, 7/15/14 144A	815,000	884

Total		9,665

Gaming/Leisure/Lodging (7.8%)

AMC Entertainment, Inc., 8.75%, 6/1/19	910,000	928
AMC Entertainment, Inc., 11.00%, 2/1/16	678,000	709
Cinemark USA, Inc., 8.625%, 6/15/19 144A	340,000	354

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Gaming/Leisure/Lodging continued
Corrections Corp. of America, 7.75%, 6/1/17	1,065,000	1,097
FelCor Lodging LP, Inc., 10.00%, 10/1/14 144A	675,000	681
The Geo Group, Inc., 7.75%, 10/15/17 144A	205,000	210
Harrah’s Operating Co., Inc., 10.00%, 12/15/18 144A	1,858,000	1,491
Harrah’s Operating Co., Inc., 11.25%, 6/1/17 144A	1,015,000	1,062
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., 11.25%, 6/1/17 144A	1,360,000	1,423
The Hertz Corp., 8.875%, 1/1/14	840,000	859
Host Hotels & Resorts LP, 7.125%, 11/1/13	2,345,000	2,383
Las Vegas Sands Corp., 6.375%, 2/15/15	1,660,000	1,469
MGM MIRAGE, Inc., 6.75%, 9/1/12	900,000	803
MGM MIRAGE, Inc., 7.50%, 6/1/16	1,800,000	1,404
MGM MIRAGE, Inc., 8.375%, 2/1/11	1,125,000	1,066
MGM MIRAGE, Inc., 11.125%, 11/15/17 144A	950,000	1,052
Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	1,095,000	712
Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	375,000	319
NetFlix, Inc., 8.50%, 11/15/17 144A	270,000	280
Penn National Gaming, Inc., 8.75%, 8/15/19 144A	545,000	557
Pinnacle Entertainment, Inc., 8.625%, 8/1/17 144A	340,000	347
Scientific Games International, Inc., 9.25%, 6/15/19 144A	340,000	357
Seminole Hard Rock Entertainment, Inc., 2.75%, 3/15/14 144A	540,000	445
Speedway Motorsports, Inc., 8.75%, 6/1/16	680,000	717
Universal City Development Partners, Ltd., 8.875%, 11/15/15 144A	545,000	533

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio 135

High Yield Bond Portfolio

	Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
	Gaming/Leisure/Lodging continued
	Universal City Development Partners, Ltd., 10.875%, 11/15/16 144A	270,000	271
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	1,930,000	1,865

	Total		23,394

	Health Care/Pharmaceuticals (8.0%)
	Apria Healthcare Group, Inc., 12.375%, 11/1/14 144A	680,000	748
(c)	Biomet, Inc., 10.375%, 10/15/17	1,459,500	1,584
	Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 144A	850,000	897
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	2,160,000	2,236
	DaVita, Inc., 7.25%, 3/15/15	1,110,000	1,113
	Elan Corp. PLC, 8.75%, 10/15/16 144A	470,000	449
	FMC Finance III SA, 6.875%, 7/15/17	540,000	536
	Fresenius US Finance II, Inc., 9.00%, 7/15/15 144A	445,000	489
	HCA, Inc., 7.875%, 2/15/20 144A	680,000	708
	HCA, Inc., 8.50%, 4/15/19 144A	680,000	733
	HCA, Inc., 9.125%, 11/15/14	782,000	825
	HCA, Inc., 9.25%, 11/15/16	2,524,000	2,710
(c)	HCA, Inc., 9.625%, 11/15/16	1,339,000	1,449
	HCA, Inc., 9.875%, 2/15/17 144A	135,000	149
	Health Management Associates, Inc., 6.125%, 4/15/16	1,110,000	1,041
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	470,000	472
	Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	631
	Service Corp. International, 6.75%, 4/1/15	280,000	274
	Service Corp. International, 6.75%, 4/1/16	825,000	798
	Service Corp. International, 7.375%, 10/1/14	175,000	176

	Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
	Health Care/Pharmaceuticals continued
	Service Corp. International, 8.00%, 11/15/21	540,000	532
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 144A	1,020,000	1,035
	Tenet Healthcare Corp., 8.875%, 7/1/19 144A	1,360,000	1,469
	US Oncology, Inc., 9.125%, 8/15/17	815,000	856
	Valeant Pharmaceuticals International, 8.375%, 6/15/16 144A	410,000	422
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	1,775,000	1,713

	Total		24,045

	Media (10.6%)

	Belo Corp., 8.00%, 11/15/16	270,000	277
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	1,229,399	1,448
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	1,350,000	1,385
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	1,695,000	1,712
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 144A	1,080,000	1,110
	CSC Holdings, Inc., 7.875%, 2/15/18	1,740,000	1,801
	CSC Holdings, Inc., 8.50%, 4/15/14 144A	280,000	298
	CSC Holdings, Inc., 8.625%, 2/15/19 144A	445,000	479
(d)	Dex Media West LLC/Dex Media West Finance Co., 8.50%, 8/15/10	680,000	734
(d)	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 8/15/13	1,355,000	427
	DISH DBS Corp., 7.125%, 2/1/16	1,310,000	1,338
	DISH DBS Corp., 7.75%, 5/31/15	1,095,000	1,147
	DISH DBS Corp., 7.875%, 9/1/19	1,585,000	1,662
	Gannett Co., Inc., 8.75%, 11/15/14 144A	340,000	352
	Gannett Co., Inc., 9.375%, 11/15/17 144A	505,000	521

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)
Media continued
Intelsat Corp., 9.25%, 8/15/14	755,000	776
Intelsat Jackson Holdings, Ltd., 8.50%, 11/1/19 144A	1,020,000	1,051
Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	740,000	801
Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	135,000	139
Intelsat, Ltd., 7.625%, 4/15/12	890,000	881
Lamar Media Corp., 6.625%, 8/15/15	1,875,000	1,816
Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	395,000	399
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19 144A	475,000	485
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	395,000	441
Nielsen Finance LLC/Nielsen Finance Co., 11.625%, 2/1/14	445,000	500
Quebecor Media, Inc., 7.75%, 3/15/16	1,100,000	1,097
QVC, Inc., 7.50%, 10/1/19 144A	2,035,000	2,076
Sirius XM Radio, Inc., 9.75%, 9/1/15 144A	135,000	142
Sun Media Corp., 7.625%, 2/15/13	65,000	59
Univision Communications, Inc., 12.00%, 7/1/14 144A	610,000	672
UPC Germany GmbH, 8.125%, 12/1/17 144A	1,575,000	1,593
Videotron Ltee, 6.375%, 12/15/15	340,000	332
Videotron Ltee, 6.875%, 1/15/14	838,000	842
Videotron Ltee, 9.125%, 4/15/18	185,000	204
Virgin Media Finance PLC, 8.375%, 10/15/19	675,000	694
Virgin Media Finance PLC, 9.50%, 8/15/16	1,200,000	1,289
XM Satellite Radio, Inc., 11.25%, 6/15/13 144A	545,000	586

Total		31,566

Real Estate (0.9%)

DuPont Fabros Technology LP, 8.50%, 12/15/17 144A	1,125,000	1,143

The Accompanying Notes are an Integral Part of the Financial Statements.

136 High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	1,355,000	1,382

Total		2,525

Services (0.8%)
Aquilex Holdings LLC/Acquilex Finance Corp., 11.125%, 12/15/16 144A	220,000	220
ARAMARK Corp., 8.50%, 2/1/15	905,000	932
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	340,000	377
WCA Waste Corp., 9.25%, 6/15/14	880,000	877

Total		2,406

Technology (2.5%)
First Data Corp., 9.875%, 9/24/15	1,285,000	1,198
(c) Freescale Semiconductor, Inc., 9.125%, 12/15/14	921,697	814
Iron Mountain, Inc., 7.75%, 1/15/15	890,000	894
Iron Mountain, Inc., 8.00%, 6/15/20	1,440,000	1,462
Iron Mountain, Inc., 8.375%, 8/15/21	565,000	583
SunGard Data Systems, Inc., 9.125%, 8/15/13	670,000	687
SunGard Data Systems, Inc., 10.625%, 5/15/15	800,000	881
Unisys Corp., 12.75%, 10/15/14 144A	404,000	467
Unisys Corp., 14.25%, 9/15/15 144A	325,000	379
ViaSat, Inc., 8.875%, 9/15/16 144A	205,000	211

Total		7,576

Telecommunications (10.8%)
Cincinnati Bell, Inc., 8.25%, 10/15/17	1,220,000	1,238
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	3,150,000	3,197
Cricket Communications, Inc., 7.75%, 5/15/16	910,000	908
Cricket Communications, Inc., 10.00%, 7/15/15	920,000	933
Crown Castle International Corp., 7.125%, 11/1/19	1,020,000	1,010

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Crown Castle International Corp., 9.00%, 1/15/15	220,000	234
Digicel Group, Ltd., 8.25%, 9/1/17 144A	1,010,000	985
Frontier Communications Corp., 8.125%, 10/1/18	1,015,000	1,028
Frontier Communications Corp., 8.25%, 5/1/14	1,135,000	1,183
Frontier Communications Corp., 9.00%, 8/15/31	1,320,000	1,297
GCI, Inc., 8.625%, 11/15/19 144A	1,130,000	1,140
MetroPCS Wireless, Inc., 9.25%, 11/1/14	1,110,000	1,124
Nextel Communications, Inc., 6.875%, 10/31/13	890,000	863
NII Capital Corp., 8.875%, 12/15/19 144A	990,000	964
Qwest Communications International, Inc., 8.00%, 10/1/15 144A	1,015,000	1,043
Qwest Corp., 6.50%, 6/1/17	1,035,000	1,017
Qwest Corp., 7.50%, 10/1/14	221,000	230
Qwest Corp., 7.625%, 6/15/15	750,000	776
Qwest Corp., 8.375%, 5/1/16	455,000	488
SBA Telecommunications, Inc., 8.00%, 8/15/16 144A	680,000	711
SBA Telecommunications, Inc., 8.25%, 8/15/19 144A	475,000	503
Sprint Capital Corp., 6.90%, 5/1/19	1,635,000	1,504
Sprint Capital Corp., 8.375%, 3/15/12	800,000	828
Sprint Nextel Corp., 6.00%, 12/1/16	1,565,000	1,428
Sprint Nextel Corp., 8.375%, 8/15/17	1,755,000	1,790
Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	1,360,000	1,486
Wind Acquisition Holdings Finance SpA, 12.25%, 7/15/17 144A	1,010,000	995
Windstream Corp., 7.00%, 3/15/19	680,000	636
Windstream Corp., 7.875%, 11/1/17 144A	1,585,000	1,565

Bonds (94.2%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Windstream Corp., 8.625%, 8/1/16	1,220,000	1,241

Total		32,345

Transportation (1.6%)
Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	1,150,000	1,121
Kansas City Southern de Mexico SAB de CV, 9.375%, 5/1/12	933,000	968
Stena AB, 7.50%, 11/1/13	2,675,000	2,575

Total		4,664

Utilities (6.8%)
The AES Corp., 7.75%, 10/15/15	1,495,000	1,517
The AES Corp., 8.00%, 10/15/17	825,000	847
The AES Corp., 8.00%, 6/1/20	755,000	768
CMS Energy Corp., 8.75%, 6/15/19	270,000	296
Dynegy Holdings, Inc., 7.50%, 6/1/15	615,000	575
Dynegy Holdings, Inc., 7.75%, 6/1/19	815,000	707
Dynegy Holdings, Inc., 8.375%, 5/1/16	1,465,000	1,392
Edison Mission Energy, 7.00%, 5/15/17	1,155,000	912
Edison Mission Energy, 7.20%, 5/15/19	1,846,000	1,398
Elwood Energy LLC, 8.159%, 7/5/26	990,286	911
Energy Future Holdings Corp., 10.875%, 11/1/17	2,005,000	1,639
Indiantown Cogeneration LP, 9.77%, 12/15/20	1,740,000	1,709
Mirant Americas Generation LLC, 8.50%, 10/1/21	2,265,000	2,152
NRG Energy, Inc., 7.375%, 2/1/16	665,000	666
NRG Energy, Inc., 7.375%, 1/15/17	816,000	818
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	948,000	848
RRI Energy, Inc., 7.625%, 6/15/14	905,000	896
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	2,900,000	2,349

Total		20,400

Total Bonds (Cost: $268,525)		281,652

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio 137

High Yield Bond Portfolio

Short-Term Investments (3.6%)	Shares/ $ Par	Value $ (000’s)

Automobiles and Other Motor Vehicles (1.7%)
American Honda Finance Corp., 0.15%, 1/13/10	5,000,000	5,000

Total		5,000

Oil and Gas (1.9%)
Devon Energy Corp., 0.14%, 1/4/10	5,800,000	5,800

Total		5,800

Total Short-Term Investments (Cost: $10,800)		10,800

Total Investments (98.4%) (Cost: $280,473)(a)		294,209

Other Assets, Less Liabilities (1.6%)		4,813

Net Assets (100.0%)		299,022

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $89,406 representing 29.90% of the net assets.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $281,687 and the net unrealized appreciation of investments based on that cost was $12,522 which is comprised of $20,806 aggregate gross unrealized appreciation and $8,284 aggregate gross unrealized depreciation.

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(p)	Restricted securities (excluding 144A issues) on December 31, 2009.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (30,467 restricted shares)	11/30/09	$762	$1,059	0.35%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,507	$-	$-
Preferred Stocks	-	250	-
Corporate Bonds	-	281,652	-
Short-Term Investments	-	10,800	-
Other Financial Instruments^	-	-	-
Total	$1,507	$292,702	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. At December 31, 2009, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

138 High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Seek maximum total return, consistent with prudent investment management.	Invest primarily in a diversified portfolio of debt securities of varying maturities.	$146 million

Portfolio Overview

Mason Street Advisors, the investment adviser for the Multi-Sector Bond Portfolio, has engaged Pacific Investment Management Company, LLC (PIMCO) to act as sub-adviser for the Portfolio. The Portfolio’s investment objective is to seek maximum total return, consist with prudent investment management. Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or the equivalent by S&P or Fitch, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may also invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets, or in preferred stocks. The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Market Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. For the fixed income markets, interest rates generally rose during the year as investors’ risk appetites revived, crimping demand for Treasurys and other sovereign bonds. The Barclays Capital® U.S. Aggregate Index, a widely used index of U.S. high grade bonds, returned 5.93% during 2009. Initiatives such as the Federal Reserve’s purchase of mortgage and Treasury securities, the Federal Reserve’s commitment to hold short term rates near zero and government support for consumer finance markets were major factors behind enhanced stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

Emerging markets (EM) external debt advanced amid news related to Dubai World and its debt standstill. In spite of the news, appetite for risk continued and valuations for EM U.S. dollar denominated debt continued to rise during the year. Overall, in 2009 EM debt followed the rally in equities and other spread sectors (assets that trade at a risk premium above Treasurys). Global investment grade credit outperformed like-duration Treasurys over the year and high grade credit spreads maintained their positive momentum as greater risk appetite boosted investor demand. Policy remained highly accommodative throughout the year in an effort to increase profit growth, promote lending, and rebuild capital. As a result, issuers’ balance sheet strength and credit fundamentals improved significantly. Better earnings performance was a continuing trend and drove spread compression as the fundamental credit quality of issuers showed modest improvement.

Portfolio Results

The Multi-Sector Bond Portfolio returned 22.08% for the twelve months ended December 31, 2009. By comparison, the Barclays Capital® Global Credit Hedged USD Index returned 18.40%. The Portfolio’s custom benchmark, comprised of 1/3 Barclays Capital® Global Aggregate Credit component, 1/3 Merrill Lynch Global High Yield BB-B rated constrained and 1/3 J.P. Morgan EMBI Global, all U.S. dollar Hedged Index (Equal Weighed Composite Index), returned 30.18%. (These Indices are unmanaged, cannot be invested in directly and do not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the General Bond Funds category was 20.03% during 2009. However, the General Bond Funds peer group is not strictly comparable to the Portfolio because the peer group includes a wide range of fixed income funds with varying duration and quality characteristics.

The Portfolio’s absolute returns reflect the strong environment for credit sensitive bonds around the world in 2009. When compared to the Equal Weighted Composite Index, a number of decisions detracted from performance. Within emerging markets debt, it hurt to avoid high beta names, as these bonds posted strong returns. However, an emphasis on EM corporate bonds added to performance as they outperformed EM sovereigns.

Elsewhere, an underweight to the high yield sector was a detractor from returns as these bonds outpaced emerging market and global investment grade debt. Above-benchmark duration (price sensitivity to interest rate changes) also detracted from performance.

Among positive contributors to relative return, exposure to insurance issuers added to performance, as this sector benefitted from the market rally with improved fundamentals and enhanced asset coverage. It was also beneficial to emphasize bonds of financial companies, which outperformed the broader corporate market amid a stabilization of financial markets.

Multi-Sector Bond Portfolio 139

Multi-Sector Bond Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s current sub-adviser.

We believe the global economic recovery is likely to be bifurcated over the next year. In China and other emerging economies, we believe growth will be relatively robust, though slower than before the financial crisis that began in 2008. We expect recovery in developed economies to be more tepid. In the U.S., growth early in the period will likely be inflated as the rate of corporate inventory drawdown continues to fall.

We find that attractive opportunities remain within the investment grade credit market. However, we are being more selective and encouraging a more cautious approach toward credit, relying on comprehensive individual security analysis. Additionally, we believe that 2010 looks to be promising for the global high yield asset class as technicals (supply and demand) are likely to remain positive. Cash in money market assets and bank deposits remains elevated. Combined with depressed yields across investment grade assets and expectations for moderate economic growth moving forward, we see potential for higher yielding asset classes such as speculative grade bonds.

Relative Performance

Average Annual Total Returns

For Periods Ended December 31, 2009

	1 Year	Since Inception*
Multi-Sector Bond Portfolio	22.08%	5.35%
Barclays Capital® Global Credit Hedged USD Index	18.40%	4.72%
Equal Weighted Composite of Barclays Capital® Global Aggregate — Credit Component, Hedged USD; Merrill Lynch® Global High Yield BB-B Rated Constrained Index; JP Morgan® EMBI Global	30.18%	5.39%
Lipper® Variable Insurance Products (VIP) General Bond Funds Average	20.03%	–

*Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

140 Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Top 10 Fixed Income Holdings 12/31/09

Security Description	% of Net Assets
Federal National Mortgage Association, Various	13.8%
Brazilian Government International Bond, Various	4.7%
Russian Government International Bond, 7.50%, 3/31/30	3.6%
Uruguay Government International Bond, 6.875%, 1/19/16	2.1%
Indonesia Government International Bond, Various	2.0%
General Electric Capital Corp., Various	2.0%
JPMorgan Chase & Co., Various	2.0%
Bank of America Corp., Various	1.9%
Gazprom OAO, Various	1.9%
Petroleos Mexicanos, Various	1.7%

Sector Allocation 12/31/09

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio 141

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2009

	Common Stocks (0.0%)	Shares/ $ Par	Value $ (000’s)
	Gas Pipelines (0.0%)

(n)*	SemGroup Corp.	1,293	33
(n)*	SemGroup Corp. - Warrants	1,361	6
	Total Common Stocks (Cost: $40)		39

	Corporate Bonds (73.8%)

	Aerospace/Defense (0.4%)

	American Airlines Pass-Through Trust 2009-1A, 10.375%, 7/2/19	100,000	112
	Northwest Airlines, Inc., 7.626%, 4/1/10	22,703	22
	United Air Lines Pass-Through Certificates, 7.73%, 7/1/10	10,551	11
	United Air Lines, Inc., 9.75%, 1/15/17	400,000	408

	Total		553

	Banking (14.3%)

(k)	Bank of America Corp., 5.75%, 12/1/17	700,000	717
(k)	Bank of America Corp., 7.375%, 5/15/14	1,000,000	1,135
(k)	Barclays Bank PLC, 5.20%, 7/10/14	1,300,000	1,378
(k)	Barclays Bank PLC, 5.45%, 9/12/12	250,000	270
(k)	Barclays Bank PLC, 10.179%, 6/12/21 144A	560,000	723
(k)	The Bear Stearns LLC, 0.391%, 5/18/10	100,000	100
(k)	The Bear Stearns LLC, 6.40%, 10/2/17	425,000	463
(k)	The Bear Stearns LLC, 7.25%, 2/1/18	200,000	230
(k)	Citigroup Capital XXI, 8.30%, 12/21/57	1,200,000	1,155
(k)	Citigroup Funding, Inc., 1.325%, 5/7/10	200,000	200
(k)	Credit Suisse/New York NY, 5.00%, 5/15/13	300,000	320
(k)	The Goldman Sachs Group, Inc., 0.551%, 6/28/10	1,000,000	1,001
(k)	The Goldman Sachs Group, Inc., 6.15%, 4/1/18	200,000	214
(k)	The Goldman Sachs Group, Inc., 6.75%, 10/1/37	450,000	463

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
(k)	HSBC Holdings PLC, 6.50%, 5/2/36	760,000	797
(k)	ING Bank NV, 2.625%, 2/9/12 144A	900,000	920
(k)	JPMorgan Chase & Co., 4.65%, 6/1/14	700,000	737
(k)	JPMorgan Chase Bank NA, 0.584%, 6/13/16	1,500,000	1,367
(d)	Lehman Brothers Holdings, Inc., 0.00%, 5/25/10	200,000	39
(d)	Lehman Brothers Holdings, Inc., 0.00%, 5/25/10	200,000	39
(d)	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12	300,000	58
(d)	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14	100,000	20
(k)	Merrill Lynch & Co., 6.875%, 4/25/18	800,000	862
(k)	Morgan Stanley, 2.373%, 5/14/10	100,000	101
(k)	Morgan Stanley, 4.20%, 11/20/14	200,000	200
(b)	Morgan Stanley, 5.75%, 8/31/12	100,000	107
(b)	Morgan Stanley, 5.95%, 12/28/17	200,000	206
(b)	Morgan Stanley, 6.00%, 4/28/15	500,000	533
(b)	Rabobank Nederland NV, 11.00%, 6/30/19 144A	200,000	244
(k)	Regions Financial Corp., 0.421%, 6/26/12	1,300,000	1,168
(k)	Royal Bank of Scotland Group PLC, 2.625%, 5/11/12 144A	1,400,000	1,420
(b)	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.75%, 5/29/18	100,000	109
(b)	Santander Perpetual SA Unipersonal, 6.671%, 10/24/49 144A	300,000	270
(b)	Societe Financement de l’Economie Francaise, 3.375%, 5/5/14 144A	300,000	306
(b)	UBS AG/Stamford Branch, 1.198%, 5/5/10	100,000	100
(b)	UBS AG/Stamford Branch, 5.75%, 4/25/18	300,000	305

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Banking continued
(b)	UBS AG/Stamford Branch, 5.875%, 12/20/17	100,000	103
(b)	Wachovia Bank NA, 0.661%, 11/3/14	500,000	471
(b)	Wachovia Bank NA, 1.173%, 5/14/10	900,000	903
(b)	Wachovia Corp., 5.50%, 5/1/13	100,000	106
(b)	Wells Fargo & Co., 4.375%, 1/31/13	400,000	415
(b)	Wells Fargo & Co., 5.25%, 10/23/12	410,000	438
(b)	Wells Fargo Capital XIII, 7.70%, 12/29/49	200,000	194

	Total		20,907

	Basic Materials (1.2%)

	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., 8.25%, 11/15/15 144A	400,000	402
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., 8.875%, 9/15/14 144A	300,000	292
	Berry Plastics Holding Corp., 8.875%, 9/15/14	100,000	97
	C8 Capital SPV, Ltd., 6.64%, 12/31/14	600,000	417
	Georgia-Pacific LLC, 7.125%, 1/15/17 144A	400,000	405
	Noble Group, Ltd., 6.75%, 1/29/20 144A	200,000	205

	Total		1,818

	Beverage/Bottling (1.0%)

	Anheuser-Busch InBev Worldwide, Inc., 4.125%, 1/15/15 144A	1,500,000	1,523

	Total		1,523

	Builders / Building Materials (0.1%)

	Desarrolladora Homex SAB de CV, 9.50%, 12/11/19 144A	150,000	150

	Total		150

	Consumer Products (0.8%)

	Altria Group, Inc., 9.25%, 8/6/19	900,000	1,097

	Total		1,097

	Electric Utilities (0.8%)

	Centrais Eletricas Brasileiras SA, 6.875%, 7/30/19 144A	200,000	217

The Accompanying Notes are an Integral Part of the Financial Statements.

142 Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Electric Utilities continued

	Dominion Resources, Inc., 1.303%, 6/17/10	600,000	603
	Duke Energy Corp., 6.30%, 2/1/14	100,000	110
	Enel Finance International SA, 5.70%, 1/15/13 144A	100,000	108
	Nevada Power Co., 6.75%, 7/1/37	50,000	53
	Sierra Pacific Power Co., 6.75%, 7/1/37	75,000	79

	Total		1,170

	Energy (0.1%)

	Compagnie Generale de Geophysique-Veritas, 7.75%, 5/15/17	100,000	99
	Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16 144A	100,000	107

	Total		206

	Gaming/Lodging/Leisure (1.1%)

	Royal Caribbean Cruises, Ltd., 8.75%, 2/2/11	1,000,000	1,046
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	95,000	92
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 11/1/17 144A	400,000	405

	Total		1,543

	Gas Pipelines (3.3%)

	El Paso Corp., 7.00%, 6/15/17	325,000	322
	El Paso Corp., 12.00%, 12/12/13	800,000	938
	Enterprise Products Operating LLC, 7.625%, 2/15/12	100,000	111
	Florida Gas Transmission Co. LLC, 7.90%, 5/15/19 144A	100,000	117
	Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	200,000	210
	Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	500,000	505
	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 144A	1,300,000	1,330
	NGPL Pipeco LLC, 6.514%, 12/15/12 144A	1,000,000	1,087
(n)	Selectica, Inc., 8.75%, 11/15/15	500,000	0

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Gas Pipelines continued
	The Williams Cos., Inc., 7.625%, 7/15/19	125,000	140

	Total		4,760

	Health Care/Pharmaceuticals (3.5%)

(b)	Amgen, Inc., 5.70%, 2/1/19	1,000,000	1,072
(b)	Biomet, Inc., 10.00%, 10/15/17	448,000	487
(c),(b)	Biomet, Inc., 10.375%, 10/15/17	200,000	217
(b)	Boston Scientific Corp., 6.00%, 1/15/20	1,400,000	1,430
(b)	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	625,000	647
(b)	HCA, Inc., 8.50%, 4/15/19 144A	300,000	323
(b)	HCA, Inc., 9.25%, 11/15/16	660,000	709
(b)	Roche Holdings, Inc., 2.262%, 2/25/11 144A	200,000	204

	Total		5,089

	Independent Finance (7.2%)

	American Honda Finance Corp., 0.678%, 2/5/10 144A	200,000	200
(b)	BHP Billiton Finance (USA), Ltd., 5.50%, 4/1/14	100,000	110
	Caterpillar Financial Services Corp., 1.001%, 6/24/11	900,000	907
	CEDC Finance Corp. International, Inc., 9.125%, 12/1/16 144A	100,000	103
	Cemex Finance LLC, 9.50%, 12/14/16 144A	1,200,000	1,257
	Fibria Overseas Finance, Ltd., 9.25%, 10/30/19 144A	200,000	225
	Ford Motor Credit Co. LLC, 3.034%, 1/13/12	200,000	186
	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	200,000	202
	Ford Motor Credit Co. LLC, 7.375%, 2/1/11	100,000	102
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	200,000	202
	Ford Motor Credit Co. LLC, 7.80%, 6/1/12	700,000	708
	Ford Motor Credit Co. LLC, 8.70%, 10/1/14	500,000	523
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	100,000	105
	General Electric Capital Corp., 0.474%, 10/6/15	1,300,000	1,199
	General Electric Capital Corp., 5.45%, 1/15/13	650,000	691

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Independent Finance continued
	General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	20,000	20
	General Motors Acceptance Corp. LLC, 6.625%, 5/15/12	100,000	98
	General Motors Acceptance Corp. LLC, 6.875%, 9/15/11	200,000	198
	General Motors Acceptance Corp. LLC, 6.875%, 8/28/12	100,000	98
	General Motors Acceptance Corp. LLC, 7.00%, 2/1/12	700,000	686
	General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	400,000	399
	General Motors Acceptance Corp. LLC, 7.75%, 1/19/10	200,000	200
	International Lease Finance Corp., 4.95%, 2/1/11	200,000	185
	John Deere Capital Corp., 1.006%, 6/10/11	900,000	908
(n)	LBG Capital No.1 PLC, 8.50%, 12/17/49	660,000	490
	Telefonica Emisiones SAU, 0.609%, 2/4/13	300,000	295
	Temasek Financial I, Ltd., 5.375%, 11/23/39 144A	250,000	236

	Total		10,533

	Information/Data Technology (0.9%)

	Oracle Corp., 5.00%, 1/15/11	1,300,000	1,352

	Total		1,352

	Media (0.7%)

	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 4/30/12 144A	125,000	128
	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14 144A	125,000	128
	CSC Holdings, Inc., 7.625%, 4/1/11	150,000	155

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio 143

Multi-Sector Bond Portfolio

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Media continued

(d)	Dex Media West LLC/Dex Media West Finance Co., 8.50%, 8/15/10	75,000	81
	DISH DBS Corp., 7.125%, 2/1/16	325,000	332
	Quebecor Media, Inc., 7.75%, 3/15/16	125,000	125

	Total		949

	Metals/Mining (1.8%)

(b)	CSN Islands XI Corp., 6.875%, 9/21/19 144A	700,000	700
(b)	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	400,000	436
(b)	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	300,000	328
(b)	Gerdau Holdings, Inc., 7.00%, 1/20/20 144A	200,000	206
(b)	Teck Resources, Ltd., 10.25%, 5/15/16	800,000	932

	Total		2,602

	Oil and Gas (9.2%)

	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 5/20/16	150,000	150
	Cenovus Energy, Inc., 4.50%, 9/15/14 144A	600,000	619
	Chesapeake Energy Corp., 6.875%, 1/15/16	300,000	300
	Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	524
	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	200,000	213
	Ecopetrol SA, 7.625%, 7/23/19	420,000	466
	EnCana Corp., 6.50%, 5/15/19	100,000	112
	Gazprom OAO, 5.625%, 7/22/13	125,871	128
(k)	Gazprom OAO, 8.625%, 4/28/34	2,100,000	2,305
	Gazprom OAO, 9.625%, 3/1/13	250,000	278
	Marathon Oil Corp., 6.00%, 10/1/17	1,000,000	1,058
(k)	Pemex Project Funding Master Trust, 5.75%, 3/1/18	1,440,000	1,456
(k)	Petrobras Internationl Finance Co., 5.875%, 3/1/18	2,000,000	2,017
	Petrobras Internationl Finance Co., 7.875%, 3/15/19	230,000	265

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Oil and Gas continued
(k)	Petroleos Mexicanos, 4.875%, 3/15/15 144A	1,490,000	1,484
	Petroleos Mexicanos, 8.00%, 5/3/19	800,000	926
	SandRidge Energy, Inc., 8.625%, 4/1/15	450,000	450
	TransCapitalInvest, Ltd. for OJSC AK Transneft, 6.103%, 6/27/12 144A	200,000	207
	Valero Energy Corp., 6.125%, 6/15/17	205,000	210
	Valero Energy Corp., 6.875%, 4/15/12	50,000	55
	XTO Energy, Inc., 7.50%, 4/15/12	100,000	111

	Total		13,334

	Other Finance (2.9%)

(k)	American Express Bank FSB, 0.314%, 7/13/10	250,000	249
	American Express Credit Corp., 0.384%, 10/4/10	1,000,000	998
	National Rural Utilities Cooperative Finance Corp., 1.065%, 7/1/10	600,000	602
	SLM Corp., 0.442%, 7/26/10	100,000	98
	SLM Corp., 0.454%, 3/15/11	200,000	188
	SLM Corp., 0.512%, 10/25/11	2,100,000	1,966
	Teco Finance, Inc., 6.75%, 5/1/15	100,000	107

	Total		4,208

	Paper and Forest Products (1.7%)

	Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	800,000	869
	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	75,000	72
	Weyerhaeuser Co., 6.75%, 3/15/12	1,500,000	1,589

	Total		2,530

	Property and Casualty Insurance (1.3%)

	American International Group, Inc., 0.394%, 10/18/11	200,000	181
	American International Group, Inc., 5.05%, 10/1/15	300,000	250
	American International Group, Inc., 5.60%, 10/18/16	100,000	83
	American International Group, Inc., 5.85%, 1/16/18	1,200,000	985

	Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)
	Property and Casualty Insurance continued
	American International Group, Inc., 8.25%, 8/15/18	100,000	94
	Metropolitan Life Global Funding I, 0.504%, 3/15/12 144A	300,000	295

	Total		1,888

	Real Estate Investment Trusts (0.1%)

	Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17	150,000	145

	Total		145

	Retail Food and Drug (0.2%)

(b)	American Stores Co., 7.10%, 3/20/28	100,000	82
(b)	New Albertson’s, Inc., 7.45%, 8/1/29	125,000	107
(b)	Tesco PLC, 5.50%, 11/15/17 144A	150,000	158

	Total		347

	Services (0.2%)

	Allied Waste North America, Inc., 7.25%, 3/15/15	50,000	52
	ARAMARK Corp., 3.781%, 2/1/15	250,000	229

	Total		281

	Technology (0.2%)

	First Data Corp., 9.875%, 9/24/15	175,000	163
	SunGard Data Systems, Inc., 9.125%, 8/15/13	150,000	154

	Total		317

	Telecommunications (3.7%)

	America Movil SAB de CV, 5.00%, 10/16/19 144A	200,000	196
	AT&T, Inc., 6.70%, 11/15/13	1,000,000	1,128
	France Telecom SA, 7.75%, 3/1/11	300,000	321
	Frontier Communications Corp., 7.125%, 3/15/19	125,000	118
(d)	Hawaiian Telcom Communications, Inc., 9.75%, 5/1/13	100,000	2
	Nextel Communications, Inc., 6.875%, 10/31/13	600,000	582
	Qwest Communications International, Inc., 7.50%, 2/15/14	150,000	151
	Qwest Corp., 6.50%, 6/1/17	200,000	196

The Accompanying Notes are an Integral Part of the Financial Statements.

144 Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Qwest Corp., 7.25%, 9/15/25	500,000	462
Qwest Corp., 7.625%, 6/15/15	100,000	103
Qwest Corp., 8.875%, 3/15/12	75,000	81
Sprint Nextel Corp., 0.651%, 6/28/10	100,000	98
Sprint Nextel Corp., 6.00%, 12/1/16	450,000	411
Sprint Nextel Corp., 8.375%, 8/15/17	100,000	102
Verizon Communications, Inc., 7.25%, 12/1/10	1,000,000	1,057
Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	300,000	328
Windstream Corp., 7.875%, 11/1/17 144A	100,000	99

Total		5,435

Tobacco (0.0%)
(b) Reynolds American, Inc., 6.75%, 6/15/17	50,000	52

Total		52

Transportation (0.1%)
DP World, Ltd., 6.85%, 7/2/37	200,000	150

Total		150

Utilities (1.1%)
The AES Corp., 7.75%, 3/1/14	700,000	710
The AES Corp., 8.00%, 10/15/17	100,000	103
The AES Corp., 8.00%, 6/1/20	300,000	305
Nalco Co., 8.875%, 11/15/13	20,000	21
NRG Energy, Inc., 7.375%, 1/15/17	430,000	431

Total		1,570

Vehicle Parts (0.3%)
ArvinMeritor, Inc., 8.125%, 9/15/15	65,000	62
ArvinMeritor, Inc., 8.75%, 3/1/12	65,000	66
(d) Cooper-Standard Automotive, Inc., 7.00%, 12/15/12	150,000	142
Tenneco, 8.625%, 11/15/14	100,000	101

Total		371

Yankee Sovereign (15.6%)
Brazilian Government International Bond, 5.875%, 1/15/19	900,000	958

Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Brazilian Government International Bond, 6.00%, 1/17/17	1,000,000	1,080
Brazilian Government International Bond, 8.25%, 1/20/34	200,000	255
Brazilian Government International Bond, 8.875%, 10/14/19	900,000	1,161
Brazilian Government International Bond, 8.875%, 4/15/24	500,000	650
Brazilian Government International Bond, 11.00%, 8/17/40	1,200,000	1,599
Colombia Government International Bond, 7.375%, 1/27/17	1,500,000	1,691
Indonesia Government International Bond, 6.75%, 3/10/14	500,000	546
Indonesia Government International Bond, 6.875%, 3/9/17	900,000	989
Indonesia Government International Bond, 6.875%, 1/17/18	100,000	110
Indonesia Government International Bond, 11.625%, 3/4/19 144A	900,000	1,292
Mexico Government International Bond, 6.75%, 9/27/34	200,000	211
Mexico Government International Bond, 8.125%, 12/30/19	200,000	242
Mexico Government International Bond, 8.30%, 8/15/31	300,000	371
Panama Government International Bond, 7.25%, 3/15/15	1,100,000	1,251
Peruvian Government International Bond, 7.35%, 7/21/25	800,000	916
Philippine Government International Bond, 6.375%, 10/23/34	300,000	294
Philippine Government International Bond, 7.75%, 1/14/31	1,300,000	1,466
Philippine Government International Bond, 8.375%, 6/17/19	300,000	364
Poland Government International Bond, 6.375%, 7/15/19	390,000	424
Qatar Government International Bond, 4.00%, 1/20/15 144A	100,000	100

Corporate Bonds (73.8%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign continued
Qatar Government International Bond, 5.25%, 1/20/20 144A	200,000	202
Russian Government International Bond, 7.50%, 3/31/30	4,700,000	5,305
South Africa Government International Bond, 6.875%, 5/27/19	1,100,000	1,235

Total		22,712

Total Corporate Bonds (Cost: $103,687)		107,592

Foreign Bonds (4.7%)

Governments (3.1%)
Banque Centrale de Tunisie, 6.25%, 2/20/13	300,000	454
Brazilian Government International Bond, 12.50%, 1/5/22	1,650,000	1,070
Uruguay Government International Bond, 6.875%, 1/19/16	2,000,000	3,035

Total		4,559

Independent Finance (0.9%)
General Electric Capital Corp., 4.625%, 9/15/66	980,000	1,045
Punch Taverns Finance PLC, 6.468%, 4/15/33	200,000	226

Total		1,271

Media (0.1%)
UnityMedia Hessen GmbH & Co. KG, 3.597%, 4/15/13	75,000	106

Total		106

Property and Casualty Insurance (0.2%)
American International Group, Inc., 0.883%, 4/26/11	100,000	131
American International Group, Inc., 8.625%, 5/22/38	100,000	102

Total		233

Structured Products (0.4%)
(n) EMF-NL BV, Series 2008-1X, Class A1, 1.64%, 10/17/39	59,556	79
(n) EMF-NL BV, Series 2008-APRX, Class A2, 1.54%, 4/17/41	300,000	257

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio 145

Multi-Sector Bond Portfolio

Foreign Bonds (4.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Eurosail-NL BV, Series 2007-NL2X, Class A, 1.49%, 10/17/40	304,711	320

Total		656

Total Foreign Bonds (Cost: $7,219)		6,825

Governments (5.0%)

Governments (5.0%)
Federal National Mortgage Association, 6.625%, 11/15/30	4,700,000	5,648
US Treasury, 1.00%, 7/31/11	900,000	901
US Treasury, 1.125%, 6/30/11	193,000	194
US Treasury, 2.75%, 11/30/16	200,000	193
US Treasury, 3.125%, 10/31/16	300,000	296

Total Governments (Cost: $7,162)		7,232

Municipal Bonds (0.9%)

Municipal Bonds (0.9%)
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	85
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	100,000	75
California State Build America Bonds, , 7.30%, 10/1/39 GO	200,000	188
Clovis Unified School District of California, Series 2001-B, 0.00%, 8/1/20 GO, NATL-RE, FGIC	100,000	56
Golden State Tobacco Securitization Corp., Series 2007-A2, 0.00%, 6/1/37 RB	100,000	62
Golden State Tobacco Securitization Corp., Series 2007-A1, 5.75%, 6/1/47 RB	100,000	74
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	305

Municipal Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Los Angeles Unified School District, Series 2007-A1, 4.50%, 7/1/23 GO, AGM	100,000	101
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	200,000	208
Northern Tobacco Securitization Corp., Series 2006-A, 5.00%, 6/1/46 RB	200,000	131
Tobacco Securitization Authority of Southern California, Series A1, 5.00%, 6/1/37 RB	100,000	71

Total Municipal Bonds (Cost: $1,498)		1,356

Structured Products (20.5%)

Structured Products (20.5%)
American Home Mortgage Assets, Series 2006-4, Class 1A12, 0.441%, 10/25/46	68,826	35
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 5.66%, 9/25/45	21,468	17
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.658%, 6/10/49	100,000	84
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.744%, 2/10/51	100,000	88
Banc of America Funding Corp., Series 2005-H, Class 5A1, 5.321%, 11/20/35	606,375	410
Bank of America Credit Card Trust, Series 2007-A12, Class A12, 0.433%, 1/15/13	1,000,000	996
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 5.778%, 11/25/36	703,968	446
Bear Stearns ARM Trust, Series 2005-10, Class A1, 4.462%, 10/25/35	178,118	174

Structured Products (20.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Bear Stearns Asset Backed Securities I Trust, Series 2004- B01, Class 1A3, 0.781%, 9/25/34	1,000,000	854
Bear Sterns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 5.436%, 5/25/47	77,972	55
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA, 5.978%, 9/25/37	80,204	56
Commercial Mortgage Pass-Through Certificates, Series 2001-JF1A, Class A2F, 0.733%, 2/16/34 144A	750,157	655
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4, 5.306%, 12/10/46	100,000	85
Countrywide Alternative Loan Trust, Series 2006- 0A17, Class 1A1A, 0.428%, 12/20/46	108,500	53
Countrywide Alternative Loan Trust, Series 2006- 0A9, Class 2A1A, 0.443%, 7/20/46	48,401	21
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.563%, 11/20/35	25,179	13
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1, 1.544%, 12/25/35	28,361	15
Countrywide Home Loans, Series 2006-9, Class A1, 6.00%, 5/25/36	1,476,891	1,230
Encore Credit Receivables Trust, Series 2005-3, Class 2A2, 0.501%, 10/25/35	36,949	36
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.463%, 2/15/19	580,006	580
(n) Federal National Mortgage Association, Series 2007-114, Class A6, 0.431%, 10/27/37	300,000	285

The Accompanying Notes are an Integral Part of the Financial Statements.

146 Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (20.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2003-W6, Class F, 0.581%, 9/25/42	88,618	86
Federal National Mortgage Association, 5.50%, 12/1/38	1,065,699	1,117
Federal National Mortgage Association, 6.00%, 8/1/38	2,536,307	2,689
Federal National Mortgage Association, 6.00%, 9/1/38	1,319,594	1,399
Federal National Mortgage Association TBA, 5.00%, 1/1/40	9,000,000	9,235
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.75%, 5/25/37	1,300,000	981
GSR Mortgage Loan Trust, Series 2006- AR1, Class 2A1, 5.156%, 1/25/36	15,636	12
Indymac Indx Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.471%, 7/25/35	7,783	4
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/47	100,000	87
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.746%, 2/12/49	100,000	88
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.794%, 2/12/51	100,000	87
JPMorgan Reremic, Series 2009-10, Class 4A1, 0.731%, 3/26/37 144A	914,366	698
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 2/15/40	84,000	73
Lehman XS Trust, Series 2006-8, Class 3A1A, 0.351%, 6/25/36	333,733	290
Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 0.291%, 12/25/36	9,069	7

Structured Products (20.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.232%, 4/25/38	783,331	790
Morgan Stanley Capital I Trust, Series 2006- IQ12, Class A4, 5.332%, 12/15/43	1,200,000	1,114
Morgan Stanley Capital I Trust, Series 2007- IQ16, Class A4, 5.809%, 12/12/49	100,000	85
Nelnet Student Loan Trust, Series 2006-1, Class A2, 0.277%, 2/23/16	146,827	147
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 5.227%, 3/25/35	757,272	509
SLM Student Loan Trust, Series 2008-9, Class A, 1.782%, 4/25/23	927,588	964
Structured Asset Securities Corp., Series 2006-GEL4, Class A1, 0.351%, 10/25/36 144A	57,997	52
WaMu Mortgage Pass- Through Certificates, Series 2007-0A1, Class A1A, 1.332%, 2/25/47	51,116	28
WaMu Mortgage Pass- Through Certificates, Series 2006-AR2, Class 1A1, 5.282%, 3/25/37	1,205,052	947
WaMu Mortgage Pass- Through Certificates, Series 2007-HY1, Class 4A1, 5.387%, 2/25/37	55,589	39
Wells Fargo Mortgage Backed Securities Trust, Series 2006- AR2, Class 2A5, 5.01%, 3/25/36	1,094,195	881
Wells Fargo Mortgage Backed Securities Trust, Series 2006- AR5, Class 2A1, 5.541%, 4/25/36	554,496	432
Wells Fargo Mortgage Backed Securities Trust, Series 2006- AR10, Class 4A1, 5.556%, 7/25/36	1,008,846	776

Structured Products (20.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2006- AR10, Class 5A6, 5.589%, 7/25/36	16,874	13

Total Structured Products (Cost: $30,066)		29,818

Total Investments (104.9%) (Cost: $149,672)(a)		152,862

Other Assets, Less Liabilities (-4.9%)		(7,142)

Net Assets (100.0%)		145,720

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio 147

Multi-Sector Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $20,325 representing 13.95% of the net assets.

GO — General Obligation

RB — Revenue Bond

AGM — Assured Guaranty Municipal Corp.

FGIC — Financial Guaranty Insurance Co.

NATL-RE — National Public Finance Guarantee Corp.

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $150,456 and the net unrealized appreciation of investments based on that cost was $2,406 which is comprised of $6,184 aggregate gross unrealized appreciation and $3,778 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2009, $15,933)	64	3/10	$10
90 Day Euro $ Commodity Future (Long) (Total Notional Value at December 31, 2009, $88,443)	361	12/10	426
Euro Bund Future (Long) (Total Notional Value at December 31, 2009, $3,327)	18	3/10	(42)

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(h)	Forward foreign currency contracts outstanding on December 31, 2009.

Type		Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	BRL	581	2/10	$18		$—	$18
Buy	CNY	15,322	6/10	—		(9)	(9)
Sell	EUR	3,921	3/10	82		—	82
Buy	GBP	475	1/10	8		—	8
Sell	GBP	330	1/10	15		—	15
Buy	KRW	396,656	2/10	4		—	4
Buy	KRW	283,472	7/10	2		—	2
Buy	KRW	446,342	8/10	—		— (m)	—	(m)
Buy	KRW	310,449	11/10	—		(3)	(3)
Buy	MXN	237	4/10	—	(m)	—	—	(m)
Buy	ZAR	1,377	2/10	4		—	4

				$133		$(12)	$121

BRL — Brazilian Real

CNY — China Yuan Renminbi

EUR — Euro

GBP — British Pound

KRW — South Korean Won

MXN — Mexican New Peso

ZAR — South African Rand

(i)	Written options outstanding on December 31, 2009.

Options on exchange traded futures contracts

Description	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CBOT US Ten Year Treasury Note	$120.000	1/10	20	$	—(m)
Call — CBOT US Ten Year Treasury Note	$122.000	2/10	44		(1)

(Premiums Received $29)					$(1)

CBOT — Chicago Board of Trade

The Accompanying Notes are an Integral Part of the Financial Statements.

148 Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Options on over-the-counter swaps

Description	Counterparty	Floating Index Rate	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Value (000’s)
Call — OTC 7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD- LIBOR	Receive	2.80%	2/10	1,000	$	—(m)
Call — OTC 10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD- LIBOR	Receive	3.25%	2/10	1,000		—(m)
Call — OTC 7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD- LIBOR	Receive	2.75%	4/10	1,100		(1)
Call — OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD- LIBOR	Receive	3.25%	4/10	1,000		(2)
Put — OTC 10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD- LIBOR	Receive	4.00%	2/10	1,000		(17)
Put — OTC 7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD- LIBOR	Receive	4.00%	4/10	1,100		(12)
Put — OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD- LIBOR	Receive	4.25%	4/10	1,000		(19)

(Premiums Received $52)								$(51)

OTC — Over-the-Counter

(j)	Swap agreements outstanding on December 31, 2009.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
JPMorgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	11.14%	1/12 BRL	6,000	$(6)
JPMorgan Chase Bank, N.A.	28 Day Mexico Interbank TIIE Banxico	Pay	8.95%	2/19 MXN	2,900	11
JPMorgan Chase Bank, N.A.	28 Day Mexico Interbank TIIE Banxico	Pay	7.78%	4/19 MXN	12,000	(39)
Morgan Stanley Capital Services, Inc.	28 Day Mexico Interbank TIIE Banxico	Pay	8.17%	11/16 MXN	2,800	6

						$(28)

Credit Default Swaps

CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Barclays Bank PLC	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, 5/15/17	Sell	0.90%	3/10 USD	600	$(1)
Credit Suisse Group AG	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	1.00%	12/10 USD	200	— (m)
JPMorgan Chase Bank, N.A.	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	1.00%	12/10 USD	700	— (m)
JPMorgan Chase Bank, N.A.	Mexico Government International Bond, 7.50%, 4/8/33	Sell	1.00%	12/10 USD	1,300	2
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA High Yield Index, Series 9	Sell	3.75%	12/12 USD	4,300	197

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio 149

Multi-Sector Bond Portfolio

CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Morgan Stanley Capital Services, Inc.	Philippine Government International Bond, 10.625%, 3/16/25	Sell	2.44%	9/17 USD	100	$4
Goldman Sachs International	Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	Buy	(5.00)%	3/11 USD	1,000	(30)
UBS AG Stanford	American International Group, Inc., 6.25%, 5/1/36	Sell	5.00%	9/14 USD	100	11
UBS AG Stanford	American International Group, Inc., 6.25%, 5/1/36	Sell	5.00%	9/12 USD	300	32

						$215

(k)	Cash or securities with an aggregate value of $23,452 (in thousands) have been pledged as collateral for delayed-delivery securities, swap contracts outstanding, short sales or written options on December 31, 2009.

(m)	Amount is less than one thousand.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $1,150 (in thousands) were valued with reference to securities whose values are more readily available.

(o)	Short sales outstanding on December 31, 2009.

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	5.50%	2/40	$1,000	$1,048	$1,043
Federal National Mortgage Association TBA	6.00%	1/40	3,000	3,202	3,177
Federal National Mortgage Association TBA	6.00%	2/40	2,000	2,128	2,112
Federal National Mortgage Association TBA	6.50%	1/40	1,000	1,077	1,071

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$-	$-	$39
US Government & Agency Bonds	-	7,232	-
Other Financial Instruments^	436	396	-
Corporate Bonds	-	84,880	-
Foreign Bonds	-	29,537	-
Municipal Bonds	-	1,356	-
Structured Products	-	29,818	-
Short-Term Investments	-	-	-
Other Financial Instruments^	436	396	-
Liabilities:
Other Financial Instruments^	(42)	(7,543)	-
Total	$394	$145,673	$39

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

150 Multi-Sector Bond Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Capitalize on changing financial market and economic conditions by actively managing a diversified portfolio allocated across equity, debt and cash market sectors. The Portfolio will typically invest between 35% and 55% of its assets in equity securities.	$2.2 billion

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Balanced Portfolio. The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation. The Portfolio invests in seven broad categories of assets: large capitalization securities, mid capitalization securities, small capitalization securities, foreign securities, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to seek to take advantage of market trends and opportunities, and the selection of investments within each category is overseen by a different investment professional with experience in that category. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions. The Portfolio is managed to maintain broad diversification, while blending asset classes to attempt to achieve both capital appreciation and current income.

Market Overview

Global financial markets staged a dramatic rebound in 2009, after it became apparent that the extraordinary steps taken by governments around the world had helped stabilize the financial system and returned developed economies to growth. For all of 2009, returns for large, medium and small sized U.S. companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. International stocks did very well in their own right, and were aided by the decline in the value of the U.S. dollar. For the year, the MSCI EAFE® Index (a measure of large cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%, while the MSCI® Emerging Markets Index returned 79.02%.

In domestic fixed income markets, 2009 was the worst year on record for long-term Treasury bonds, while credit sensitive bonds enjoyed their best year ever. For all of 2009, the Citigroup® U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 5.06%, as Treasurys’ negative returns balanced out the record performance by other sectors. High yield bonds posted record results, as the Citigroup® High-Yield Cash-Pay Index returned 53.15%. Meanwhile, the Federal Reserve’s decision to hold short-term interest rates near 0% severely curtailed returns for cash equivalent investments. For the full year, the Merrill Lynch Three-Month T-Bill Index returned just 0.21%.

Portfolio Results

The Balanced Portfolio returned 21.43% for the twelve months ended December 31, 2009. That compares with the 26.46% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Balanced Portfolio Blended Composite Benchmark returned 20.96%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio underperformed its Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of 22.97%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the dramatic rebound by stocks and credit-sensitive bonds from the depths of the credit crisis. The Portfolio trailed the all equity S&P 500® Index in a year when stocks outperformed investment grade bonds by a wide margin. Relative to the blended benchmark, the Portfolio benefited from outperformance in the large cap growth and investment grade bond allocations, as well as an underweight in cash and overweight in high yield bonds. However, relative performance was hurt by stock selection among the mid cap, small cap and international equity segments of the Portfolio. In addition, it hurt to be underrepresented in emerging market equities.

Many of the changes we made to the Portfolio’s asset mix over the course of the year were attempts to capitalize on what we saw as attractive investment opportunities created by the sharp volatility in the markets. For example, stocks’ poor performance early in the year saw us adding equities in the first quarter of 2009. And within the bond allocation, where outperformance was most pronounced, it helped to be underrepresented in Treasurys and overweight credit sensitive bonds.

Balanced Portfolio 151

Balanced Portfolio

Portfolio Manager Outlook

We have a somewhat guarded outlook for 2010. Uncertainty about the strength of the economic recovery presents some challenges in deciding how best to allocate the Portfolio’s holdings. In that environment, we are taking profits and reducing some of our overweight positions. So, for example, we expect to take our high yield allocation back to neutral. We are also looking to trim our winning investment grade allocation to a slight underweight. And with cash yields at record lows, we’ll continue to underweight this slice for the time being.

With respect to equities, we find U.S. stocks attractive relative to bonds, and so hold a modest overweight to small and mid cap shares. And because we’re cautious on the economy, we’re likely to focus on companies we believe have the ability to improve earnings through additional costs cuts or with exposure to overseas economies, where we think growth could be better. Within the international equity slice, we favor stocks of developed economies over emerging markets, whose shares appear overvalued to us.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	10 Years

Balanced Portfolio	21.43%	2.64%	2.63%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital® U.S. Aggregate Index	5.93%	4.97%	6.33%
Balanced Portfolio Blended Composite Benchmark	20.96%	3.88%	3.79%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	22.97%	2.54%	2.79%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/99. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

152 Balanced Portfolio

Balanced Portfolio

Top 5 Equity Holdings 12/31/09
Security Description	% of Net Assets

iShares MSCI EAFE Index Fund	2.6%

iShares MSCI Emerging Markets Index	2.1%

Microsoft Corp.	0.9%

Apple, Inc.	0.7%

International Business Machines Corp.	0.7%

Top 5 Fixed Income Holdings 12/31/09
Security Description	% of Net Assets

US Treasury, Various	11.2%

Federal National Mortgage Association, Various	7.1%

Federal Home Loan Mortgage Corp., Various	2.9%

AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	1.1%

Israel Government AID Bond, Various	1.0%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio 153

Balanced Portfolio

Schedule of Investments

December 31, 2009

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (21.6%)

	Consumer Discretionary (2.0%)

	Abercrombie & Fitch Co. - Class A	66,200	2,307
*	Amazon.com, Inc.	28,000	3,766
	Coach, Inc.	36,400	1,330
	Johnson Controls, Inc.	125,100	3,408
*	Kohl’s Corp.	106,000	5,716
	Lowe’s Cos., Inc.	95,600	2,236
	McDonald’s Corp.	57,800	3,609
	The McGraw-Hill Cos., Inc.	134,100	4,494
	NIKE, Inc. - Class B	78,600	5,193
	Omnicom Group, Inc.	97,300	3,809
	Staples, Inc.	59,200	1,456
	Starwood Hotels & Resorts Worldwide, Inc.	49,100	1,796
	Target Corp.	95,700	4,629

	Total		43,749

	Consumer Staples (3.1%)

	The Coca-Cola Co.	83,000	4,731
	Colgate-Palmolive Co.	49,300	4,050
	Costco Wholesale Corp.	57,200	3,385
	CVS Caremark Corp.	141,700	4,564
	General Mills, Inc.	55,600	3,937
	H.J. Heinz Co.	85,200	3,643
*	Hansen Natural Corp.	41,700	1,601
	The Kroger Co.	112,900	2,318
	PepsiCo, Inc.	165,600	10,068
	Philip Morris International, Inc.	183,600	8,848
	The Procter & Gamble Co.	160,400	9,725
	Wal-Mart Stores, Inc.	191,700	10,246

	Total		67,116

	Energy (1.1%)

	Anadarko Petroleum Corp.	15,700	980
	Exxon Mobil Corp.	57,600	3,928
	Halliburton Co.	94,600	2,846
	Hess Corp.	43,400	2,626
	Occidental Petroleum Corp.	36,700	2,985
	Schlumberger, Ltd.	71,700	4,667
*	Southwestern Energy Co.	89,100	4,295
*	Transocean, Ltd.	27,700	2,294

	Total		24,621

	Financials (1.0%)

	American Express Co.	61,000	2,472
	Bank of America Corp.	180,500	2,718
	CME Group, Inc. - Class A	6,900	2,318
	The Goldman Sachs Group, Inc.	30,200	5,099
	Morgan Stanley	16,200	480
	Prudential Financial, Inc.	32,000	1,592
	State Street Corp.	94,200	4,102

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	T. Rowe Price Group, Inc.	53,900	2,870
	Wells Fargo & Co.	8,900	240

	Total		21,891

	Health Care (3.7%)

	Abbott Laboratories	157,700	8,514
	Allergan, Inc.	72,400	4,562
*	Amgen, Inc.	87,100	4,927
	Baxter International, Inc.	117,300	6,883
*	Celgene Corp.	143,300	7,979
*	Express Scripts, Inc.	141,700	12,250
*	Gilead Sciences, Inc.	141,100	6,107
	Johnson & Johnson	102,300	6,589
*	Medco Health Solutions, Inc.	90,700	5,797
	Medtronic, Inc.	97,800	4,301
	Merck & Co., Inc.	102,133	3,732
	Teva Pharmaceutical Industries, Ltd., ADR	75,000	4,214
*	Thermo Fisher Scientific, Inc.	92,200	4,397

	Total		80,252

	Industrials (1.9%)

	3M Co.	61,700	5,101
	Danaher Corp.	68,700	5,166
	Deere & Co.	45,100	2,439
	Lockheed Martin Corp.	28,000	2,110
	Norfolk Southern Corp.	67,100	3,517
	PACCAR, Inc.	69,800	2,532
	Precision Castparts Corp.	32,400	3,575
	Raytheon Co.	53,500	2,756
	Union Pacific Corp.	86,900	5,553
	United Parcel Service, Inc. - Class B	69,400	3,982
	United Technologies Corp.	86,700	6,018

	Total		42,749

	Information Technology (7.3%)

*	Adobe Systems, Inc.	69,600	2,560
*	Agilent Technologies, Inc.	61,400	1,908
	Analog Devices, Inc.	59,700	1,885
*	Apple, Inc.	75,300	15,878
	Automatic Data Processing, Inc.	43,100	1,846
*	BMC Software, Inc.	41,800	1,676
*	Broadcom Corp. - Class A	76,000	2,390
*	Cisco Systems, Inc.	538,000	12,880
*	Cognizant Technology Solutions Corp. - Class A	110,600	5,010
	Corning, Inc.	159,200	3,074
*	Dell, Inc.	171,500	2,463
*	eBay, Inc.	68,900	1,622
*	Fiserv, Inc.	34,200	1,658
*	Google, Inc. - Class A	20,200	12,524
	Hewlett-Packard Co.	159,100	8,195

The Accompanying Notes are an Integral Part of the Financial Statements.

154 Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Intel Corp.	312,900	6,383
	International Business Machines Corp.	110,300	14,438
*	Intuit, Inc.	54,700	1,680
*	Juniper Networks, Inc.	152,500	4,067
	Linear Technology Corp.	60,200	1,838
	MasterCard, Inc. - Class A	8,800	2,253
	Microsoft Corp.	630,300	19,218
*	NetApp, Inc.	55,000	1,891
*	NVIDIA Corp.	120,500	2,251
	Oracle Corp.	327,300	8,032
	Paychex, Inc.	52,700	1,615
	QUALCOMM, Inc.	145,300	6,722
*	Symantec Corp.	93,700	1,676
	Texas Instruments, Inc.	129,900	3,385
	Visa, Inc. - Class A	40,300	3,525
*	Western Digital Corp.	42,500	1,876
	Western Union Co.	169,600	3,197
*	Yahoo!, Inc.	124,700	2,092

	Total		161,708

	Materials (1.1%)

	Alcoa, Inc.	197,200	3,179
	Ecolab, Inc.	50,400	2,247
	Freeport-McMoRan Copper & Gold, Inc.	33,200	2,665
	Monsanto Co.	72,400	5,919
	Potash Corp. of Saskatchewan, Inc.	26,300	2,853
	Praxair, Inc.	93,300	7,493

	Total		24,356

	Telecommunication Services (0.3%)

*	American Tower Corp. - Class A	168,400	7,277

	Total		7,277

	Utilities (0.1%)

	Exelon Corp.	53,400	2,610

	Total		2,610

	Total Large Cap Common Stocks		476,329

	Mid Cap Common Stocks (8.0%)

	Consumer Discretionary (1.3%)

	American Eagle Outfitters, Inc.	28,900	491
*	Apollo Group, Inc. - Class A	17,400	1,054
	BorgWarner, Inc.	47,800	1,588
*	Chico’s FAS, Inc.	115,500	1,623
*	Collective Brands, Inc.	40,500	922
	DeVry, Inc.	87,300	4,952
*	Dollar Tree, Inc.	92,550	4,470
*	Focus Media Holding, Ltd., ADR	25,900	410
*	GameStop Corp. - Class A	140,200	3,076
	International Game Technology	123,600	2,320
*	Jack in the Box, Inc.	134,200	2,640

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Limited Brands, Inc.	24,900	479
*	O’Reilly Automotive, Inc.	99,600	3,797
*	Penn National Gaming, Inc.	70,000	1,903

	Total		29,725

	Consumer Staples (0.2%)

	The J.M. Smucker Co.	34,100	2,106
	Mead Johnson Nutrition Co.	40,400	1,765
*	Ralcorp Holdings, Inc.	24,300	1,451

	Total		5,322

	Energy (0.6%)

*	Cameron International Corp.	85,900	3,591
*	Petrohawk Energy Corp.	152,100	3,649
	Range Resources Corp.	38,300	1,909
*	SandRidge Energy, Inc.	157,400	1,484
	Smith International, Inc.	63,900	1,736

	Total		12,369

	Financials (0.7%)

	Assured Guaranty, Ltd.	95,200	2,072
*	IntercontinentalExchange, Inc.	15,500	1,741
	Invesco, Ltd.	49,100	1,153
*	MBIA, Inc.	147,000	585
	Moody’s Corp.	30,200	809
	Northern Trust Corp.	50,100	2,625
	Raymond James Financial, Inc.	172,350	4,097
	SEI Investments Co.	88,100	1,543
	Synovus Financial Corp.	414,900	851

	Total		15,476

	Health Care (0.9%)

	Aetna, Inc.	28,700	910
*	Cerner Corp.	17,900	1,476
*	Charles River Laboratories International, Inc.	58,100	1,957
*	DaVita, Inc.	67,400	3,959
*	Immucor, Inc.	180,924	3,662
*	Mettler-Toledo International, Inc.	34,000	3,570
*	Psychiatric Solutions, Inc.	153,100	3,236

	Total		18,770

	Industrials (1.6%)

	C.H. Robinson Worldwide, Inc.	32,800	1,926
*	Corrections Corp. of America	163,100	4,004
	Cummins, Inc.	89,400	4,100
	Dover Corp.	73,500	3,058
	Expeditors International of Washington, Inc.	77,000	2,674
*	Foster Wheeler AG	149,400	4,398
*	FTI Consulting, Inc.	25,800	1,217
	J.B. Hunt Transport Services, Inc.	71,100	2,294
	L-3 Communications Holdings, Inc.	24,600	2,139
	MSC Industrial Direct Co., Inc. - Class A	65,800	3,093

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 155

Balanced Portfolio

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Ritchie Bros. Auctioneers, Inc.	91,248	2,047
	Robert Half International, Inc.	76,000	2,032
	Roper Industries, Inc.	34,400	1,802

	Total		34,784

	Information Technology (2.3%)

*	Alliance Data Systems Corp.	72,700	4,696
	Amphenol Corp. - Class A	101,600	4,692
*	Citrix Systems, Inc.	33,600	1,398
	FactSet Research Systems, Inc.	33,600	2,213
	Global Payments, Inc.	45,700	2,461
	Intersil Corp. - Class A	193,200	2,964
	KLA-Tencor Corp.	38,600	1,396
*	Marvell Technology Group, Ltd.	166,600	3,457
*	McAfee, Inc.	127,700	5,181
	Microchip Technology, Inc.	79,600	2,313
*	NeuStar, Inc. - Class A	60,000	1,382
	Seagate Technology	174,900	3,181
*	Silicon Laboratories, Inc.	42,100	2,035
*	Sybase, Inc.	38,700	1,680
*	Varian Semiconductor Equipment Associates, Inc.	67,700	2,429
*	VeriFone Holdings, Inc.	132,600	2,172
	Xilinx, Inc.	138,000	3,458
*	Zebra Technologies Corp. - Class A	97,800	2,774

	Total		49,882

	Materials (0.3%)

	Martin Marietta Materials, Inc.	12,300	1,100
*	Owens-Illinois, Inc.	104,000	3,418
*	Titanium Metals Corp.	116,000	1,452

	Total		5,970

	Utilities (0.1%)

	EQT Corp.	75,400	3,312

	Total		3,312

	Total Mid Cap Common Stocks		175,610

	Small Cap Common Stocks (4.0%)

	Consumer Discretionary (0.7%)

*	American Public Education, Inc.	14,450	497
*	Bally Technologies, Inc.	9,450	390
*	Buffalo Wild Wings, Inc.	11,500	463
*	Carter’s, Inc.	54,750	1,437
(p)*	Charter Communications, Inc. - Class A	19,643	683
*	Coinstar, Inc.	9,050	251
*	Deckers Outdoor Corp.	12,400	1,261
*	Deer Consumer Products, Inc.	49,550	561
*	Grand Canyon Education, Inc.	23,200	441
	Guess?, Inc.	40,250	1,703
*	LKQ Corp.	79,600	1,559
*	Lululemon Athletica, Inc.	15,000	452

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Lumber Liquidators, Inc.	81,950	2,196
	Monro Muffler Brake, Inc.	51,200	1,712
*	P.F. Chang’s China Bistro, Inc.	5,650	214
*	Ulta Salon, Cosmetics & Fragrance, Inc.	84,300	1,531
*	Vitamin Shoppe, Inc.	21,000	467

	Total		15,818

	Consumer Staples (0.1%)

	Alberto-Culver Co.	40,650	1,190
	Flowers Foods, Inc.	22,250	529
*	TreeHouse Foods, Inc.	35,000	1,360

	Total		3,079

	Energy (0.2%)

*	Arena Resources, Inc.	35,750	1,542
*	Carrizo Oil & Gas, Inc.	42,050	1,114
*	Contango Oil & Gas Co.	9,050	425
	EXCO Resources, Inc.	70,850	1,504
*	Whiting Petroleum Corp.	12,900	922

	Total		5,507

	Financials (0.3%)

	Boston Private Financial Holdings, Inc.	175,800	1,014
	Digital Realty Trust, Inc.	18,247	917
	Janus Capital Group, Inc.	63,384	853
*	KBW, Inc.	20,800	569
*	MF Global, Ltd.	82,800	576
	MFA Financial, Inc.	149,203	1,097
*	Portfolio Recovery Associates, Inc.	36,700	1,647

	Total		6,673

	Health Care (0.6%)

*	Align Technology, Inc.	24,800	442
*	Allscripts-Misys Healthcare Solutions, Inc.	42,000	850
*	Amedisys, Inc.	6,450	313
*	American Medical Systems Holdings, Inc.	22,000	424
*	athenahealth, Inc.	30,000	1,357
*	Clarient, Inc.	186,800	495
*	Conceptus, Inc.	15,450	290
*	Dexcom, Inc.	46,891	379
*	Genoptix, Inc.	31,715	1,127
*	Illumina, Inc.	35,950	1,102
*	IPC The Hospitalist Co.	36,950	1,229
*	Masimo Corp.	44,617	1,357
*	Nanosphere, Inc.	1,400	9
*	Nektar Therapeutics	34,600	323
*	Obagi Medical Products, Inc.	58,700	704
	Quality Systems, Inc.	5,425	341
*	Thoratec Corp.	49,038	1,320
*	Transcend Services, Inc.	26,000	555

	Total		12,617

The Accompanying Notes are an Integral Part of the Financial Statements.

156 Balanced Portfolio

Balanced Portfolio

	Domestic Common Stocks and Warrants (33.6%)	Shares/ $ Par	Value $ (000’s)

	Industrials (0.7%)

	Badger Meter, Inc.	9,850	392
*	GrafTech International, Ltd.	71,200	1,107
*	Hub Group, Inc. - Class A	52,900	1,419
*	ICF International, Inc.	54,050	1,449
	Knight Transportation, Inc.	164,859	3,180
*	Orion Marine Group, Inc.	30,151	635
	Oshkosh Corp.	16,850	624
	Regal-Beloit Corp.	74,450	3,867
*	SmartHeat, Inc.	45,700	664
	Snap-on, Inc.	17,300	731
*	Tetra Tech, Inc.	30,750	836
	TransDigm Group, Inc.	27,150	1,289

	Total		16,193

	Information Technology (1.1%)

*	Advanced Energy Industries, Inc.	81,428	1,228
*	Archipelago Learning, Inc.	6,600	137
*	ArcSight, Inc.	53,850	1,377
*	Atheros Communications, Inc.	22,400	767
*	CommScope, Inc.	18,950	503
*	Comtech Telecommunications Corp.	30,600	1,072
*	Concur Technologies, Inc.	6,900	295
*	CyberSource Corp.	49,400	993
*	DealerTrack Holdings, Inc.	30,000	564
*	DG Fastchannel, Inc.	22,950	641
*	Diodes, Inc.	38,300	783
*	F5 Networks, Inc.	19,100	1,012
*	j2 Global Communications, Inc.	20,630	420
*	Longtop Financial Technologies, Ltd., ADR	4,400	163
*	Mellanox Technologies, Ltd.	78,183	1,474
*	Microsemi Corp.	57,200	1,015
*	MicroStrategy, Inc. - Class A	8,600	809
*	MKS Instruments, Inc.	49,650	864
*	Netezza Corp.	43,000	417
*	OpenTable, Inc.	17,500	446
*	Rubicon Technology, Inc.	50,665	1,029
*	Solarwinds, Inc.	40,400	930
*	Sonic Solutions	35,500	420
*	Sourcefire, Inc.	34,600	926
*	Switch and Data Facilities Co., Inc.	101,000	2,041
*	Synchronoss Technologies, Inc.	71,200	1,126
*	Taleo Corp. - Class A	23,150	544
*	Unisys Corp.	2,893	112
*	VanceInfo Technologies, Inc., ADR	40,621	780
*	VistaPrint NV	24,250	1,374

	Total		24,262

	Materials (0.1%)

*	Calgon Carbon Corp.	38,250	532
*	Intrepid Potash, Inc.	35,600	1,038

	Total		1,570

	Domestic Common Stocks and Warrants (33.6%)		Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.2%)

*	iShares Nasdaq Biotechnology Index Fund		12,350	1,011
	SPDR Metals & Mining ETF		51,050	2,635

	Total			3,646

	Total Small Cap Common Stocks			89,365

	Total Domestic Common Stocks and Warrants (Cost: $660,101)			741,304

	Foreign Common Stocks (4.6%)	Country

	Other Holdings continued (4.6%)

	iShares MSCI EAFE Index Fund	United States	1,020,000	56,406
	iShares MSCI Emerging Markets Index	United States	1,100,000	45,650

	Total Foreign Common Stocks (Cost: $96,591)			102,056

	Preferred Stocks (0.0%)

	Finance Services (0.0%)

	General Motors Acceptance Corp., Inc., 7.00%, 12/31/11 144A		214	141

	Total Preferred Stocks (Cost: $53)			141

	Investment Grade Segment (7.0%)

	Aerospace/Defense (0.1%)
	BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A		180,000	185
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A		135,000	145
	Goodrich Corp., 4.875%, 3/1/20		85,000	84
	Lockheed Martin Corp., 6.15%, 9/1/36		1,320,000	1,397
	Meccanica Holdings USA, 6.25%, 7/15/19 144A		265,000	283
	Meccanica Holdings USA, 6.25%, 1/15/40 144A		445,000	446

	Total			2,540

	Auto Manufacturing (0.0%)
	PACCAR Financial Corp., 1.95%, 12/17/12		170,000	168

	Total			168

	Banking (1.7%)
	ANZ National (Int’l), Ltd./London, 2.375%, 12/21/12 144A		665,000	660
	BA Covered Bond Issuer, 5.50%, 6/14/12 144A		2,105,000	2,246
	Bank of America Corp., 5.75%, 12/1/17		870,000	891
	Bank of America Corp., 6.00%, 9/1/17		360,000	374
	The Bank of New York Mellon Corp., 5.125%, 8/27/13		310,000	335
	Bank One Corp., 5.25%, 1/30/13		4,480,000	4,751
	Barclays Bank PLC, 6.05%, 12/4/17 144A		210,000	214

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 157

Balanced Portfolio

Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Barclays Bank PLC, 10.179%, 6/12/21 144A	384,000	496
BNP Paribas, 7.195%, 6/29/49 144A	300,000	276
Countrywide Financial Corp., 5.80%, 6/7/12	730,000	775
Countrywide Home Loans, Inc., 4.00%, 3/22/11	1,155,000	1,180
Credit Agricole SA/London, 6.637%, 5/31/49 144A	310,000	251
Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49	105,000	91
Deutsche Bank Capital Funding Trust VII, 5.628%, 1/29/49 144A	1,080,000	783
Fifth Third Bancorp, 8.25%, 3/1/38	425,000	404
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	100,000	106
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	50,000	54
HSBC USA, Inc., 3.125%, 12/16/11	2,200,000	2,277
JPMorgan Chase & Co., 6.00%, 1/15/18	160,000	172
JPMorgan Chase & Co., 6.30%, 4/23/19	275,000	302
JPMorgan Chase & Co., 7.90%, 4/30/49	1,675,000	1,728
Merrill Lynch & Co., 6.22%, 9/15/26	375,000	358
Merrill Lynch & Co., 6.40%, 8/28/17	2,185,000	2,299
Morgan Stanley, 5.375%, 10/15/15	700,000	723
Morgan Stanley, 5.95%, 12/28/17	20,000	21
Morgan Stanley, 6.625%, 4/1/18	800,000	865
Morgan Stanley, 7.30%, 5/13/19	60,000	67
Nationwide Building Society, 2.50%, 8/17/12 144A	4,175,000	4,206
PNC Financial Services Group, Inc., 8.25%, 5/29/49	1,160,000	1,172
Swedbank AB, 2.90%, 1/14/13 144A	7,900,000	8,046
UBS Preferred Funding Trust V, 6.243%, 5/29/49	200,000	156
UnionBanCal Corp., 5.25%, 12/16/13	810,000	832
Wells Fargo & Co., 3.75%, 10/1/14	215,000	214
Westpac Banking Corp., 4.20%, 2/27/15	865,000	879

Total		38,204

Beverage/Bottling (0.4%)
Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	40,000	38
Anheuser-Busch Cos., Inc., 5.75%, 4/1/36	255,000	242
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	1,020,000	1,290
Bottling Group LLC, 4.625%, 11/15/12	535,000	573
Bottling Group LLC, 5.125%, 1/15/19	350,000	364
Bottling Group LLC, 5.50%, 4/1/16	840,000	909
Diageo Capital PLC, 4.375%, 5/3/10	1,578,000	1,599
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	665,000	746
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	145,000	170
PepsiCo, Inc., 3.75%, 3/1/14	165,000	170
PepsiCo, Inc., 4.65%, 2/15/13	375,000	401
PepsiCo, Inc., 5.00%, 6/1/18	335,000	348
PepsiCo, Inc., 7.90%, 11/1/18	80,000	98
SABMiller PLC, 6.20%, 7/1/11 144A	2,150,000	2,275

Total		9,223

Cable/Media/Broadcasting/Satellite (0.3%)
Comcast Corp., 4.95%, 6/15/16	795,000	817
Cox Communications, Inc., 4.625%, 1/15/10	1,390,000	1,391
Gannett Co., Inc., 8.75%, 11/15/14 144A	165,000	171
Gannett Co., Inc., 9.375%, 11/15/17 144A	250,000	258
Historic TW, Inc., 6.875%, 6/15/18	195,000	215
News America, Inc., 5.65%, 8/15/20 144A	275,000	286
News America, Inc., 6.90%, 8/15/39 144A	120,000	131
Rogers Cable, Inc., 5.50%, 3/15/14	675,000	723
Rogers Cable, Inc., 6.25%, 6/15/13	200,000	219

Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

Cable/Media/Broadcasting/Satellite continued
TCI Communications, Inc., 8.75%, 8/1/15	1,030,000	1,220
Time Warner Cable, Inc., 6.75%, 7/1/18	170,000	187
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	1,650,000	1,955

Total		7,573

Conglomerate/Diversified Manufacturing (0.0%)
The Dow Chemical Co., 5.70%, 5/15/18	45,000	46
The Dow Chemical Co., 7.60%, 5/15/14	460,000	523
Eastman Chemical Co., 7.25%, 1/15/24	85,000	92
Monsanto Co., 5.125%, 4/15/18	135,000	141

Total		802

Consumer Products (0.0%)
Colgate-Palmolive Co., 4.20%, 5/15/13	280,000	298
The Procter & Gamble Co., 5.55%, 3/5/37	645,000	666

Total		964

Electric Utilities (1.2%)
Ameren Corp., 8.875%, 5/15/14	300,000	337
Arizona Public Service Co., 8.75%, 3/1/19	95,000	111
Bruce Mansfield Unit, 6.85%, 6/1/34	505,800	509
Carolina Power & Light, Inc., 5.15%, 4/1/15	420,000	452
Carolina Power & Light, Inc., 6.50%, 7/15/12	415,000	455
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	260,000	276
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	180,000	199
Commonwealth Edison Co., 5.875%, 2/1/33	115,000	114
Commonwealth Edison Co., 5.95%, 8/15/16	410,000	439
Commonwealth Edison Co., 6.15%, 9/15/17	105,000	114
Connecticut Light and Power Co., 5.65%, 5/1/18	150,000	160
Dominion Resources, Inc., 6.40%, 6/15/18	55,000	60
DTE Energy Co., 6.375%, 4/15/33	175,000	165
DTE Energy Co., 7.05%, 6/1/11	2,055,000	2,177
Duke Energy Corp., 6.25%, 6/15/18	40,000	43
Entergy Louisiana LLC, 6.50%, 9/1/18	360,000	389
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,000
Exelon Generation Co. LLC, 6.20%, 10/1/17	535,000	573
Indiana Michigan Power Co., 5.05%, 11/15/14	2,660,000	2,759
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	874,703	883
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	1,185,000	1,118
Monongahela Power Co., 5.70%, 3/15/17 144A	860,000	845
Nevada Power Co., 5.875%, 1/15/15	1,941,000	2,083
Nevada Power Co., 5.95%, 3/15/16	60,000	64
NSTAR, 4.50%, 11/15/19	40,000	39
Ohio Edison Co., 6.875%, 7/15/36	145,000	155
Pacific Gas & Electric Co., 4.80%, 3/1/14	65,000	69
Pacific Gas & Electric Co., 5.625%, 11/30/17	225,000	240
PacifiCorp, 5.45%, 9/15/13	2,040,000	2,221
Potomac Electric Power Co., 6.50%, 11/15/37	180,000	197
PPL Energy Supply LLC, 6.50%, 5/1/18	150,000	156
Public Service Co. of Colorado, 5.80%, 8/1/18	140,000	152
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,577
Puget Sound Energy, Inc., 6.274%, 3/15/37	1,125,000	1,167
San Diego Gas & Electric Co., 5.30%, 11/15/15	250,000	274

The Accompanying Notes are an Integral Part of the Financial Statements.

158 Balanced Portfolio

Balanced Portfolio

Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
San Diego Gas & Electric Co., 6.125%, 9/15/37	200,000	218
Sempra Energy, 6.50%, 6/1/16	570,000	618
South Carolina Electric & Gas Co., 6.05%, 1/15/38	295,000	310
Southern Co., 4.15%, 5/15/14	60,000	62
Tampa Electric Co., 6.10%, 5/15/18	1,355,000	1,442
Tampa Electric Co., 6.15%, 5/15/37	385,000	388
Tampa Electric Co., 6.55%, 5/15/36	520,000	551
The Toledo Edison Co., 6.15%, 5/15/37	720,000	711
Union Electric Co., 6.40%, 6/15/17	180,000	194
Union Electric Co., 6.70%, 2/1/19	180,000	199

Total		26,265

Electronics (0.0%)
Cisco Systems, Inc., 5.90%, 2/15/39	480,000	485

Total		485

Food Processors (0.2%)
General Mills, Inc., 5.65%, 2/15/19	255,000	270
General Mills, Inc., 5.70%, 2/15/17	970,000	1,049
H.J. Heinz Co., 5.35%, 7/15/13	1,370,000	1,473
Kellogg Co., 4.45%, 5/30/16	140,000	144
Kraft Foods, Inc., 6.50%, 8/11/17	430,000	467
Kraft Foods, Inc., 6.875%, 1/26/39	500,000	525

Total		3,928

Gas Pipelines (0.2%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	140,000	145
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	280,000	282
Magellan Midstream Partners LP, 6.55%, 7/15/19	335,000	364
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	135,000	144
Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	300,000	331
Southern Natural Gas Co., 5.90%, 4/1/17 144A	200,000	205
Tennessee Gas Pipeline Co., 7.50%, 4/1/17	200,000	222
TransCanada PipeLines, Ltd., 6.50%, 8/15/18	1,325,000	1,478

Total		3,171

Health Care/Pharmaceuticals (0.1%)
Express Scripts, Inc., 6.25%, 6/15/14	200,000	218
Express Scripts, Inc., 7.25%, 6/15/19	120,000	136
Merck & Co., 5.75%, 11/15/36	55,000	56
Pfizer, Inc., 5.35%, 3/15/15	370,000	405
Wyeth, 5.50%, 3/15/13	1,060,000	1,153
Wyeth, 5.50%, 2/15/16	25,000	27
Wyeth, 5.95%, 4/1/37	630,000	657

Total		2,652

Independent Finance (0.2%)
General Electric Capital Corp., 5.375%, 10/20/16	1,000,000	1,040
General Electric Capital Corp., 5.625%, 5/1/18	1,735,000	1,778
General Electric Capital Corp., 5.875%, 1/14/38	195,000	180
General Motors Acceptance Corp., 1.75%, 10/30/12	2,210,000	2,196

Total		5,194

Life Insurance (0.1%)
MetLife, Inc., 6.75%, 6/1/16	270,000	302

Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

Life Insurance continued
Prudential Financial, Inc., 3.625%, 9/17/12	130,000	132
Prudential Financial, Inc., 5.70%, 12/14/36	170,000	154
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	385,000	398

Total		986

Machinery (0.1%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	425,000	443
Caterpillar Financial Services Corp., 5.85%, 9/1/17	590,000	629

Total		1,072

Metals/Mining (0.1%)
ArcelorMittal, 9.85%, 6/1/19	410,000	530
Barrick North America Finance LLC, 6.80%, 9/15/18	370,000	413
Rio Tinto Alcan, Inc., 4.875%, 9/15/12	345,000	364
Rio Tinto Finance USA, Ltd., 5.875%, 7/15/13	145,000	156
Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	365,000	401
Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	200,000	253
Vale Overseas, Ltd., 5.625%, 9/15/19	360,000	364

Total		2,481

Natural Gas Distributors (0.1%)
NiSource Finance Corp., 5.25%, 9/15/17	415,000	408
NiSource Finance Corp., 5.40%, 7/15/14	785,000	806
NiSource Finance Corp., 5.45%, 9/15/20	180,000	175
NiSource Finance Corp., 6.40%, 3/15/18	210,000	218

Total		1,607

Oil and Gas (0.2%)
Canadian Natural Resources, Ltd., 5.85%, 2/1/35	90,000	88
Canadian Natural Resources, Ltd., 6.45%, 6/30/33	335,000	349
EnCana Corp., 6.50%, 8/15/34	230,000	247
EnCana Corp., 6.625%, 8/15/37	105,000	114
Hess Corp., 7.125%, 3/15/33	355,000	397
Hess Corp., 8.125%, 2/15/19	225,000	271
Husky Energy, Inc., 7.25%, 12/15/19	80,000	93
Marathon Oil Corp., 6.60%, 10/1/37	140,000	149
Occidental Petroleum Corp., 4.125%, 6/1/16	725,000	730
Pemex Project Funding Master Trust, 6.625%, 6/15/35	245,000	233
Petro-Canada, 5.95%, 5/15/35	820,000	809
Suncor Energy, Inc., 6.50%, 6/15/38	415,000	436
Suncor Energy, Inc., 6.85%, 6/1/39	265,000	292
XTO Energy, Inc., 5.30%, 6/30/15	260,000	285
XTO Energy, Inc., 6.50%, 12/15/18	335,000	383

Total		4,876

Other Finance (0.5%)
American Express Bank, 3.15%, 12/9/11	2,210,000	2,284
American Express Credit Corp., 5.125%, 8/25/14	750,000	790
Pooled Funding Trust I, 2.74%, 2/15/12 144A	5,550,000	5,664
USAA Capital Corp., 2.24%, 3/30/12	1,050,000	1,064
USB Capital XIII Trust, 6.625%, 12/15/39	190,000	193

Total		9,995

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 159

Balanced Portfolio

	Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.2%)

(f)	Brazilian Government International Bond, 12.50%, 1/5/16	6,100,000	3,955

	Total		3,955

	Other Services (0.1%)
	Republic Services, Inc., 5.25%, 11/15/21 144A	425,000	418
	Waste Management, Inc., 5.00%, 3/15/14	855,000	901
	Waste Management, Inc., 6.10%, 3/15/18	925,000	984

	Total		2,303

	Paper and Forest Products (0.0%)
	International Paper Co., 7.30%, 11/15/39	105,000	111
	International Paper Co., 7.50%, 8/15/21	205,000	230

	Total		341

	Property and Casualty Insurance (0.0%)
	The Progressive Corp., 6.70%, 6/15/37	315,000	279

	Total		279

	Railroads (0.1%)
	Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	45,000	47
	Canadian National Railway Co., 5.85%, 11/15/17	140,000	152
	Norfolk Southern Corp., 5.257%, 9/17/14	460,000	493
	Norfolk Southern Corp., 5.75%, 1/15/16	385,000	410

	Total		1,102

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities, Inc., 5.70%, 3/15/17	200,000	203
	BRE Properties, Inc., 5.50%, 3/15/17	420,000	384
	ERP Operating LP, 5.25%, 9/15/14	175,000	178
	HCP, Inc., 6.00%, 1/30/17	400,000	376
	HCP, Inc., 6.70%, 1/30/18	200,000	194
	HRPT Properties Trust, 5.75%, 11/1/15	1,225,000	1,152
	ProLogis, 5.50%, 3/1/13	2,000,000	1,978
	Simon Property Group LP, 5.60%, 9/1/11	890,000	929
	Simon Property Group LP, 6.10%, 5/1/16	1,270,000	1,296

	Total		6,690

	Restaurants (0.0%)
	Yum! Brands, Inc., 6.875%, 11/15/37	800,000	864

	Total		864

	Retail Food and Drug (0.1%)
	CVS/Caremark Corp., 4.875%, 9/15/14	430,000	456
	CVS/Caremark Corp., 6.25%, 6/1/27	715,000	727
	Delhaize Group, 6.50%, 6/15/17	770,000	836

	Total		2,019

	Retail Stores (0.1%)
	The Home Depot, Inc., 5.875%, 12/16/36	525,000	507
	Nordstrom, Inc., 7.00%, 1/15/38	265,000	293
	Target Corp., 6.50%, 10/15/37	470,000	515

	Total		1,315

	Telecommunications (0.4%)
	AT&T Corp., 8.00%, 11/15/31	380,000	464
	AT&T Mobility LLC, 7.125%, 12/15/31	2,740,000	3,062
	Rogers Wireless, Inc., 6.375%, 3/1/14	875,000	969
	Telecom Italia Capital SA, 4.00%, 1/15/10	2,360,000	2,362
	Verizon Communications, Inc., 5.85%, 9/15/35	1,425,000	1,390
	Verizon Communications, Inc., 8.95%, 3/1/39	400,000	541

	Total		8,788

	Investment Grade Segment (7.0%)	Shares/ $ Par	Value $ (000’s)

	Tobacco (0.2%)
	Altria Group, Inc., 9.70%, 11/10/18	555,000	686
	Altria Group, Inc., 9.95%, 11/10/38	460,000	600
	Lorillard Tobacco Co., 8.125%, 6/23/19	565,000	621
	Philip Morris International, Inc., 5.65%, 5/16/18	495,000	520
	Philip Morris International, Inc., 6.375%, 5/16/38	495,000	535
	Reynolds American, Inc., 6.75%, 6/15/17	215,000	223
	Reynolds American, Inc., 7.625%, 6/1/16	1,095,000	1,194

	Total		4,379

	Vehicle Parts (0.0%)
	Johnson Controls, Inc., 6.00%, 1/15/36	520,000	445

	Total		445

	Total Investment Grade Segment (Cost: $148,944)		154,666

	Governments (13.9%)

	Governments (13.9%)

	Israel Government AID Bond, 0.00%, 11/15/22	11,600,000	6,010
	Israel Government AID Bond, 0.00%, 11/15/23	11,500,000	5,583
	Israel Government AID Bond, 5.50%, 4/26/24	9,840,000	10,501
(n)	Overseas Private Investment, 4.10%, 11/15/14	2,171,520	2,260
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	6,100,000	5,969
	US Department of Housing and Urban Development, 6.17%, 8/1/14	14,981,000	16,390
(g)	US Treasury, 1.00%, 9/30/11	6,715,000	6,713
	US Treasury, 1.00%, 10/31/11	610,000	609
(g)	US Treasury, 1.375%, 9/15/12	90,109,000	89,686
	US Treasury, 1.375%, 11/15/12	355,000	352
	US Treasury, 2.125%, 11/30/14	21,800,000	21,284
(g)	US Treasury, 2.375%, 9/30/14	11,820,000	11,720
(g)	US Treasury, 2.375%, 10/31/14	36,020,000	35,629
	US Treasury, 2.625%, 12/31/14	10,850,000	10,819
(g)	US Treasury, 3.00%, 9/30/16	21,834,000	21,430
	US Treasury, 3.375%, 11/15/19	19,475,000	18,733
	US Treasury, 3.50%, 2/15/39	310,000	254
	US Treasury, 3.625%, 8/15/19	15,215,000	14,958
	US Treasury, 4.25%, 5/15/39	10,785,000	10,118
	US Treasury, 4.50%, 8/15/39	4,729,000	4,622
	US Treasury Inflation Index Bond, 2.00%, 4/15/12	5,915,555	6,182
	US Treasury Inflation Index Bond, 2.625%, 7/15/17	5,510,222	6,060

	Total Governments (Cost: $305,288)		305,882

	Municipal Bonds (0.1%)

	Municipal Bonds (0.1%)
	New York Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	415,000	462
	North Carolina Turnpike Authority, Series B, 6.70%, 1/1/39 RB	250,000	256
	North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	150,000	156

The Accompanying Notes are an Integral Part of the Financial Statements.

160 Balanced Portfolio

Balanced Portfolio

Municipal Bonds (0.1%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
The University of Texas Systems, Series 2009B, 6.276%, 8/15/41 RB	400,000	405

Total Municipal Bonds (Cost: $1,250)		1,279

Structured Products (17.9%)

Structured Products (17.9%)

AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	22,665,000	23,913
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.422%, 2/14/43 IO	38,067,464	1,422
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	1,781,327	1,085
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	2,092,286	1,299
Banc of America Funding Corp., Series 2007-1 Class TA1A, 0.291%, 1/25/37	1,441,258	809
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.321%, 5/25/37	2,306,679	1,880
Banc of America Mortgage Securities, Inc., Series 2003-2, Class 1A5, 5.50%, 4/25/33	325,000	323
Bank of America Credit Card Trust, Series 2006-A9, Class A9, 0.243%, 2/15/13	12,500,000	12,428
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	2,580,000	2,800
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	6,462,000	5,765
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	707,915	610
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	854,736	847
Countrywide Alternative Loan Trust, Series 2003-J1, Class 1A8, 5.25%, 10/25/33	1,012,518	908
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.418%, 1/25/36	1,008,533	717
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,125,000	1,002
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	2,564,064	2,126
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	1,911,182	1,584

	Structured Products (17.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
(n)	Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 6/2/33 144A	1,735,814	1,736
(n)	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.677%, 2/15/31 IO	26,823,288	1,215
	DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.629%, 10/15/30 IO 144A	1,248,082	38
	Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,636,572	1,652
	Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	1,893,301	1,967
	Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	1,680,578	1,744
	Federal Home Loan Mortgage Corp., Series 3248, Class LN, 4.50%, 7/15/35	12,116,463	12,169
	Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	1,152,082	1,213
	Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	569,279	599
	Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	2,162,214	2,273
	Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	15,319,632	15,739
	Federal Home Loan Mortgage Corp., 5.00%, 12/1/35	14,394,229	14,789
	Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	716,727	764
	Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	1,536,244	1,637
	Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	315,531	336
	Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	2,063,618	2,196
	Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	3,443,139	3,620
	Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	6,370,299	6,980
	Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	3,123,892	3,280
	Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	1,941,492	2,078
	Federal Home Loan Mortgage Corp., 6.00%, 10/1/37	16,931,858	17,985
	Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	113,700	117
	Federal National Mortgage Association, 4.00%, 6/1/19	1,035,331	1,058
	Federal National Mortgage Association, 4.50%, 6/1/19	7,599,903	7,902

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 161

Balanced Portfolio

Structured Products (17.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.50%, 12/1/19	887,203	923
Federal National Mortgage Association, 4.50%, 6/1/23	1,905,728	1,964
Federal National Mortgage Association, 4.50%, 4/1/24	1,837,421	1,892
Federal National Mortgage Association, 4.50%, 9/1/24	3,700,000	3,810
Federal National Mortgage Association, 5.00%, 3/1/20	2,600,094	2,734
Federal National Mortgage Association, 5.00%, 4/1/20	1,088,657	1,144
Federal National Mortgage Association, 5.00%, 5/1/20	3,975,674	4,179
Federal National Mortgage Association, 5.00%, 5/1/23	3,215,569	3,364
Federal National Mortgage Association, 5.00%, 4/1/35	3,207,008	3,297
Federal National Mortgage Association, 5.00%, 7/1/35	4,361,092	4,484
Federal National Mortgage Association, 5.00%, 10/1/35	1,782,762	1,833
Federal National Mortgage Association, 5.32%, 4/1/14	2,586,667	2,782
Federal National Mortgage Association, 5.38%, 1/1/17	2,848,000	3,033
Federal National Mortgage Association, 5.50%, 4/1/21	1,712,107	1,817
Federal National Mortgage Association, 5.50%, 9/1/34	755,238	794
Federal National Mortgage Association, 5.50%, 3/1/35	7,556,607	7,936
Federal National Mortgage Association, 5.50%, 7/1/35	1,652,256	1,736
Federal National Mortgage Association, 5.50%, 8/1/35	2,533,919	2,662
Federal National Mortgage Association, 5.50%, 9/1/35	15,944,324	16,748
Federal National Mortgage Association, 5.50%, 10/1/35	6,712,758	7,051
Federal National Mortgage Association, 5.50%, 11/1/35	17,362,890	18,239
Federal National Mortgage Association, 5.50%, 2/1/38	20,360,450	21,336
Federal National Mortgage Association, 6.00%, 5/1/35	394,741	420
Federal National Mortgage Association, 6.00%, 6/1/35	979,195	1,042
Federal National Mortgage Association, 6.00%, 7/1/35	5,718,173	6,085
Federal National Mortgage Association, 6.00%, 10/1/35	1,240,000	1,319
Federal National Mortgage Association, 6.00%, 11/1/35	6,182,223	6,578

Structured Products (17.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 6.00%, 9/1/36	2,952,707	3,136
Federal National Mortgage Association, 6.00%, 3/1/38	1,441,426	1,528
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	5,762,990	6,239
Federal National Mortgage Association, 6.50%, 7/1/37	11,809,756	12,673
Federal National Mortgage Association, 6.75%, 4/25/18	1,544,279	1,654
Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	10,762,000	11,457
Final Maturity Amortizing Notes, Series 2004-1 Class 1, 4.45%, 8/25/12	6,387,029	6,756
First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	2,816,611	2,561
First Union National Bank Commercial Mortgage Trust, Series 1999-C4, Class E, 7.842%, 12/15/31 144A	2,496,678	2,497
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	4,200,000	4,388
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	500,000	422
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.893%, 7/12/38 144A	400,000	388
Government National Mortgage Association, 5.00%, 7/15/33	1,680,423	1,741
Government National Mortgage Association, 5.50%, 1/15/32	120,412	127
Government National Mortgage Association, 5.50%, 2/15/32	1,432,605	1,512
Government National Mortgage Association, 5.50%, 9/15/32	45,821	48
Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 0.325%, 11/5/21 144A	497,679	427
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.721%, 3/18/51 144A	9,095,000	8,186
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	771,000	812
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	2,283,000	2,223
Louisiana Public Facilities Authority, Series 2008-EGSL, Class A3, 6.55%, 8/1/20	2,250,000	2,413
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	1,180,390	1,285

The Accompanying Notes are an Integral Part of the Financial Statements.

162 Balanced Portfolio

Balanced Portfolio

	Structured Products (17.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	800,904	817
	Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.301%, 1/25/37	2,730,146	1,114
	Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	7,031,000	7,091
	Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	450,775	446
(n)	RMF Commercial Mortgage Pass-Through Certificates, Series 1997-1, Class F, 7.471%, 1/15/19 144A	463,771	371
	TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.321%, 3/25/37	2,308,221	1,845
	Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.341%, 3/25/37	2,096,246	1,972
	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.351%, 10/25/46	2,697,527	2,645
	Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.366%, 6/25/37	3,108,546	3,040
	Washington Mutual Alternative Mortgage Pass- Through Certificates, Series 2006-6, Class 4A, 6.793%, 11/25/34	1,055,928	946
	Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	1,244,472	1,242
	Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	136,863	138
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	926,053	924
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	3,791,257	3,476
	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	3,565,316	3,268

	Total Structured Products (Cost: $383,518)		393,615

	Below Investment Grade Segment (7.5%)

	Aerospace/Defense (0.3%)
	Alliant Techsystems, Inc., 6.75%, 4/1/16	435,000	431
	Bombardier, Inc., 8.00%, 11/15/14 144A	120,000	124
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	400,000	413

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)

	Aerospace/Defense continued
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	639,356	390
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	465,000	288
	L-3 Communications Corp., 6.375%, 10/15/15	3,940,000	3,955
	Spirit AeroSystems, Inc., 7.50%, 10/1/17 144A	135,000	133

	Total		5,734

	Autos/Vehicle Parts (0.3%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	400,000	406
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,218,000	1,029
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	725,000	731
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	320,000	320
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,335,000	1,312
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	470,000	492
	(d) General Motors Corp., 7.20%, 1/15/11	200,000	54
	(d) General Motors Corp., 8.375%, 7/15/33	865,000	234
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	490,000	541
	Navistar International Corp., 8.25%, 11/1/21	300,000	308
	TRW Automotive, Inc., 7.25%, 3/15/17 144A	330,000	320
	TRW Automotive, Inc., 8.875%, 12/1/17 144A	400,000	416
(d)	Visteon Corp., 8.25%, 8/1/10	516,000	135
(d)	Visteon Corp., 12.25%, 12/31/16 144A	313,000	132

	Total		6,430

	Basic Materials (0.8%)
(d)	Abitibi-Consolidated Co. of Canada, 15.50%, 7/15/10 144A	435,000	84
	Arch Coal, Inc., 8.75%, 8/1/16 144A	365,000	386
	Ashland, Inc., 9.125%, 6/1/17 144A	360,000	395
	Ball Corp., 7.125%, 9/1/16	180,000	184
	Ball Corp., 7.375%, 9/1/19	150,000	154
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., 8.25%, 11/15/15 144A	330,000	332
	Boise Paper Holdings LLC/Boise Paper Holdings/Boise Finance Co., 9.00%, 11/1/17 144A	245,000	254
	BWAY Corp., 10.00%, 4/15/14 144A	260,000	275
	Cascades, Inc., 7.75%, 12/15/17 144A	220,000	222
	Cascades, Inc., 7.875%, 1/15/20 144A	400,000	406
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17 144A	200,000	200
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19 144A	200,000	204
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	220,000	217
	FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	1,200,000	1,328
	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	125,000	136
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	560,000	613
	Georgia-Pacific LLC, 7.125%, 1/15/17 144A	370,000	375
	Georgia-Pacific LLC, 8.25%, 5/1/16 144A	405,000	429
	Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17 144A	335,000	331
	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	220,000	224

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 163

Balanced Portfolio

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Graphic Packaging International, Inc., 9.50%, 8/15/13	600,000	620
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	960,000	941
	Huntsman International LLC, 5.50%, 6/30/16 144A	250,000	222
	Huntsman International LLC, 7.375%, 1/1/15	405,000	389
	JohnsonDiversey, Inc., 8.25%, 11/15/19 144A	350,000	354
	McJunkin Red Man Corp., 9.50%, 12/15/16 144A	650,000	635
	Murray Energy Corp., 10.25%, 10/15/15 144A	300,000	298
	Nalco Co., 8.25%, 5/15/17 144A	395,000	420
	NewPage Corp., 10.00%, 5/1/12	405,000	290
	NewPage Corp., 11.375%, 12/31/14 144A	995,000	1,005
	Novelis, Inc., 7.25%, 2/15/15	784,000	747
	Owens-Brockway Glass Container, Inc., 7.375%, 5/15/16	440,000	454
	Peabody Energy Corp., 7.375%, 11/1/16	330,000	340
	Peabody Energy Corp., 7.875%, 11/1/26	670,000	681
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 144A	665,000	680
(d)	Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17	350,000	308
(d)	Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12	180,000	159
	Solutia, Inc., 8.75%, 11/1/17	165,000	172
	Teck Resources, Ltd., 9.75%, 5/15/14	655,000	756
	Teck Resources, Ltd., 10.25%, 5/15/16	165,000	192
	Teck Resources, Ltd., 10.75%, 5/15/19	490,000	586
	Terra Capital, Inc., 7.75%, 11/1/19 144A	400,000	428
	Texas Industries, Inc., 7.25%, 7/15/13	255,000	251
	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	375,000	358

	Total		18,035

	Building Materials (0.0%)
	Cemex Finance LLC, 9.50%, 12/14/16 144A	265,000	278

	Total		278

	Capital Goods (0.1%)
	Case New Holland, Inc., 7.125%, 3/1/14	555,000	563
	Case New Holland, Inc., 7.75%, 9/1/13 144A	220,000	225
	RSC Equipment Rental, Inc., 9.50%, 12/1/14	565,000	566
	RSC Equipment Rental, Inc., 10.00%, 7/15/17 144A	460,000	500
	Terex Corp., 8.00%, 11/15/17	450,000	433
	United Rentals North America, Inc., 10.875%, 6/15/16	440,000	479

	Total		2,766

	Consumer Products/Retailing (0.2%)
	Hanesbrands, Inc., 8.00%, 12/15/16	170,000	173
	Levi Strauss & Co., 8.875%, 4/1/16	850,000	889
	Limited Brands, Inc., 8.50%, 6/15/19 144A	490,000	533
	The Neiman Marcus Group, Inc., 10.375%, 10/15/15	875,000	858
	Revlon Consumer Products Corp., 9.75%, 11/15/15 144A	335,000	346
	Rite Aid Corp., 9.375%, 12/15/15	325,000	286
	Rite Aid Corp., 10.25%, 10/15/19 144A	135,000	142
	Rite Aid Corp., 10.375%, 7/15/16	255,000	270
	SUPERVALU, Inc., 8.00%, 5/1/16	435,000	442
	Tops Markets LLC, 10.125%, 10/15/15 144A	400,000	412

Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Toys R Us Property Co. I LLC, 10.75%, 7/15/17 144A	395,000	433
Toys R Us Property Co. LLC, 8.50%, 12/1/17 144A	405,000	412

Total		5,196

Energy (0.9%)
Basic Energy Services, Inc., 7.125%, 4/15/16	530,000	441
Basic Energy Services, Inc., 11.625%, 8/1/14	165,000	177
Chesapeake Energy Corp., 6.625%, 1/15/16	1,000,000	990
Chesapeake Energy Corp., 7.25%, 12/15/18	420,000	423
Chesapeake Energy Corp., 9.50%, 2/15/15	330,000	362
Cimarex Energy Co., 7.125%, 5/1/17	585,000	591
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16 144A	435,000	465
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	450,000	412
El Paso Corp., 7.00%, 6/15/17	1,110,000	1,101
El Paso Corp., 7.25%, 6/1/18	640,000	632
El Paso Corp., 7.75%, 1/15/32	670,000	634
El Paso Corp., 8.25%, 2/15/16	235,000	251
Forest Oil Corp., 7.25%, 6/15/19	640,000	632
Forest Oil Corp., 8.50%, 2/15/14 144A	235,000	246
Headwaters, Inc., 11.375%, 11/1/14 144A	165,000	172
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	680,000	697
Holly Corp., 9.875%, 6/15/17 144A	100,000	105
Key Energy Services, Inc., 8.375%, 12/1/14	675,000	677
Linn Energy LLC, 9.875%, 7/1/18	380,000	404
Linn Energy LLC, 11.75%, 5/15/17 144A	395,000	443
Mariner Energy, Inc., 8.00%, 5/15/17	268,000	257
Mariner Energy, Inc., 11.75%, 6/30/16	330,000	368
Newfield Exploration Co., 6.625%, 4/15/16	335,000	336
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 6/1/16 144A	165,000	175
OPTI Canada, Inc., 8.25%, 12/15/14	395,000	325
OPTI Canada, Inc., 9.00%, 12/15/12 144A	165,000	169
Petrohawk Energy Corp., 7.875%, 6/1/15	300,000	303
Petrohawk Energy Corp., 9.125%, 7/15/13	910,000	951
Petrohawk Energy Corp., 10.50%, 8/1/14	185,000	202
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,840,000	1,821
Pioneer Natural Resources Co., 7.50%, 1/15/20	445,000	445
Plains Exploration & Production Co., 7.00%, 3/15/17	500,000	491
Plains Exploration & Production Co., 7.625%, 6/1/18	260,000	266
Plains Exploration & Production Co., 7.75%, 6/15/15	315,000	321
Plains Exploration & Production Co., 8.625%, 10/15/19	365,000	375
Range Resources Corp., 6.375%, 3/15/15	290,000	288
Range Resources Corp., 7.25%, 5/1/18	85,000	87
SandRidge Energy, Inc., 8.00%, 6/1/18 144A	260,000	255
SandRidge Energy, Inc., 8.75%, 1/15/20 144A	465,000	465
SandRidge Energy, Inc., 9.875%, 5/15/16 144A	435,000	458
Southwestern Energy Co., 7.50%, 2/1/18	490,000	519
Swift Energy Co., 8.875%, 1/15/20	445,000	456
W&T Offshore, Inc., 8.25%, 6/15/14 144A	620,000	589
Whiting Petroleum Corp., 7.25%, 5/1/13	575,000	579

Total		20,356

The Accompanying Notes are an Integral Part of the Financial Statements.

164 Balanced Portfolio

Balanced Portfolio

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)
	Financials (0.7%)
	American General Finance Corp., 5.40%, 12/1/15	95,000	65
	American General Finance Corp., 6.90%, 12/15/17	470,000	326
	Bank of America Corp., 8.125%, 12/29/49	550,000	530
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	562,000	535
	E*TRADE Financial Corp., 0.00%, 8/31/19	700,000	1,180
	E*TRADE Financial Corp., 7.875%, 12/1/15	755,000	703
	General Motors Acceptance Corp., Inc., 6.875%, 9/15/11	330,000	327
	General Motors Acceptance Corp., Inc., 6.875%, 8/28/12	440,000	431
	General Motors Acceptance Corp., Inc., 7.25%, 3/2/11	1,415,000	1,412
	General Motors Acceptance Corp., Inc., 8.00%, 11/1/31 144A	859,000	773
	International Lease Finance Corp., 4.75%, 1/13/12	2,190,000	1,849
	International Lease Finance Corp., 5.875%, 5/1/13	215,000	171
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	490,000	96
	Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	350,000	315
	SLM Corp., 5.375%, 1/15/13	80,000	75
	SLM Corp., 5.375%, 5/15/14	520,000	480
	SLM Corp., 5.45%, 4/25/11	3,060,000	3,051
	SLM Corp., 8.45%, 6/15/18	660,000	651
(d)	Washington Mutual Bank, 6.75%, 5/20/36	580,000	3
(d)	Washington Mutual Bank, 6.875%, 6/15/11	1,115,000	6
	Wells Fargo & Co., 7.98%, 3/28/49	570,000	571
	Wells Fargo Capital XIII, 7.70%, 12/29/49	2,150,000	2,085

	Total		15,635

	Foods (0.3%)

	Bumble Bee Foods LLC, 7.75%, 12/15/15 144A	235,000	236
	Chiquita Brands International, 7.50%, 11/1/14	440,000	436
	Constellation Brands, Inc., 7.25%, 9/1/16	2,265,000	2,299
	Constellation Brands, Inc., 7.25%, 5/15/17	140,000	142
	Constellation Brands, Inc., 8.375%, 12/15/14	285,000	303
	Cott Beverages, Inc., 8.375%, 11/15/17 144A	445,000	459
	Dole Food Co., 8.00%, 10/1/16 144A	335,000	340
	Dole Food Co., 13.875%, 3/15/14 144A	191,000	230
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	170,000	172
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	450,000	457
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	580,000	603
	Smithfield Foods, Inc., 7.75%, 5/15/13	565,000	548
	Smithfield Foods, Inc., 7.75%, 7/1/17	455,000	420
	Smithfield Foods, Inc., 10.00%, 7/15/14 144A	395,000	429

	Total		7,074

	Gaming/Leisure/Lodging (0.5%)

	AMC Entertainment, Inc., 8.75%, 6/1/19	435,000	444
	AMC Entertainment, Inc., 11.00%, 2/1/16	175,000	183
	Cinemark USA, Inc., 8.625%, 6/15/19 144A	165,000	172
	Corrections Corp. of America, 7.75%, 6/1/17	510,000	525
	FelCor Lodging LP, Inc., 10.00%, 10/1/14 144A	335,000	338
	The Geo Group, Inc., 7.75%, 10/15/17 144A	100,000	102
	Harrah’s Operating Co., Inc., 10.00%, 12/15/18 144A	1,046,000	839

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)
	Gaming/Leisure/Lodging continued
	Harrah’s Operating Co., Inc., 11.25%, 6/1/17 144A	495,000	518
	Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., 11.25%, 6/1/17 144A	655,000	685
	Host Hotels & Resorts LP, 7.125%, 11/1/13	820,000	833
	Las Vegas Sands Corp., 6.375%, 2/15/15	985,000	872
	MGM MIRAGE, Inc., 6.75%, 9/1/12	745,000	665
	MGM MIRAGE, Inc., 7.50%, 6/1/16	1,100,000	858
	MGM MIRAGE, Inc., 8.375%, 2/1/11	620,000	588
	MGM MIRAGE, Inc., 11.125%, 11/15/17 144A	460,000	510
	Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	675,000	439
	Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	210,000	179
	NetFlix, Inc., 8.50%, 11/15/17 144A	135,000	140
	Penn National Gaming, Inc., 8.75%, 8/15/19 144A	265,000	271
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17 144A	165,000	168
	Scientific Games International, Inc., 9.25%, 6/15/19 144A	165,000	173
	Speedway Motorsports, Inc., 8.75%, 6/1/16	330,000	348
	Universal City Development Partners, Ltd., 8.875%, 11/15/15 144A	265,000	259
	Universal City Development Partners, Ltd., 10.875%, 11/15/16 144A	135,000	135
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	1,180,000	1,140

	Total		11,384

	Health Care/Pharmaceuticals (0.6%)

	Apria Healthcare Group, Inc., 12.375%, 11/1/14 144A	330,000	363
(c)	Biomet, Inc., 10.375%, 10/15/17	785,000	852
	Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 144A	410,000	433
	Boston Scientific Corp., 4.50%, 1/15/15	1,090,000	1,092
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	1,275,000	1,320
	DaVita, Inc., 7.25%, 3/15/15	590,000	591
	Elan Corp. PLC, 8.75%, 10/15/16 144A	235,000	224
	FMC Finance III SA, 6.875%, 7/15/17	325,000	323
	Fresenius US Finance II, Inc., 9.00%, 7/15/15 144A	235,000	259
	HCA, Inc., 7.875%, 2/15/20 144A	330,000	344
	HCA, Inc., 8.50%, 4/15/19 144A	325,000	350
	HCA, Inc., 9.25%, 11/15/16	1,795,000	1,927
(c)	HCA, Inc., 9.625%, 11/15/16	946,000	1,024
	HCA, Inc., 9.875%, 2/15/17 144A	70,000	77
	Health Management Associates, Inc., 6.125%, 4/15/16	590,000	553
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	235,000	236
	Service Corp. International, 6.75%, 4/1/15	195,000	191
	Service Corp. International, 8.00%, 11/15/21	270,000	266
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 144A	500,000	508
	Tenet Healthcare Corp., 8.875%, 7/1/19 144A	715,000	772
	US Oncology, Inc., 9.125%, 8/15/17	395,000	415
	Valeant Pharmaceuticals International, 8.375%, 6/15/16 144A	195,000	201
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	735,000	709

	Total		13,030

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 165

Balanced Portfolio

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)
	Media (0.9%)
	Belo Corp., 8.00%, 11/15/16	135,000	139
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	768,120	905
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	665,000	682
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	830,000	838
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 144A	540,000	555
	CSC Holdings, Inc., 7.875%, 2/15/18	1,005,000	1,040
	CSC Holdings, Inc., 8.50%, 4/15/14 144A	150,000	160
	CSC Holdings, Inc., 8.625%, 2/15/19 144A	235,000	253
(d)	Dex Media West LLC/Dex Media West Finance Co., 8.50%, 8/15/10	325,000	351
(d)	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 8/15/13	655,000	206
	DirecTV Holdings LLC/DirecTV Financing Co., 4.75%, 10/1/14 144A	1,310,000	1,335
	DISH DBS Corp., 7.125%, 2/1/16	775,000	792
	DISH DBS Corp., 7.75%, 5/31/15	610,000	639
	DISH DBS Corp., 7.875%, 9/1/19	2,305,000	2,417
	Intelsat Corp., 9.25%, 8/15/14	400,000	411
	Intelsat Jackson Holdings, Ltd., 8.50%, 11/1/19 144A	500,000	515
	Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	395,000	428
	Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	70,000	72
	Intelsat, Ltd., 7.625%, 4/15/12	470,000	465
	Lamar Media Corp., 6.625%, 8/15/15	1,140,000	1,104
	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	200,000	202
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19 144A	230,000	235
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	190,000	212
	Nielsen Finance LLC/Nielsen Finance Co., 11.625%, 2/1/14	235,000	264
	Quebecor Media, Inc., 7.75%, 3/15/16	660,000	658
	QVC, Inc., 7.50%, 10/1/19 144A	1,000,000	1,020
	Sirius XM Radio, Inc., 9.75%, 9/1/15 144A	65,000	68
	Sun Media Corp., 7.625%, 2/15/13	35,000	32
	Univision Communications, Inc., 12.00%, 7/1/14 144A	295,000	325
	UPC Germany GmbH, 8.125%, 12/1/17 144A	780,000	789
	Videotron Ltee, 6.875%, 1/15/14	491,000	493
	Videotron Ltee, 9.125%, 4/15/18	110,000	121
	Virgin Media Finance PLC, 8.375%, 10/15/19	335,000	345
	Virgin Media Finance PLC, 9.50%, 8/15/16	580,000	623
	XM Satellite Radio, Inc., 11.25%, 6/15/13 144A	260,000	280

	Total		18,974

	Real Estate (0.1%)

	Colonial Realty LP, 6.05%, 9/1/16	360,000	322
	DuPont Fabros Technology LP, 8.50%, 12/15/17 144A	550,000	559
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	450,000	459
	iStar Financial, Inc., 5.15%, 3/1/12	1,580,000	964
	iStar Financial, Inc., 8.625%, 6/1/13	565,000	362

	Total		2,666

	Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)
	Services (0.0%)
	Aquilex Holdings LLC/Acquilex Finance Corp., 11.125%, 12/15/16 144A	110,000	110
	ARAMARK Corp., 8.50%, 2/1/15	435,000	448
	The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	165,000	183

	Total		741

	Technology (0.2%)

	First Data Corp., 9.875%, 9/24/15	775,000	723
(c)	Freescale Semiconductor, Inc., 9.125%, 12/15/14	572,620	506
	Iron Mountain, Inc., 7.75%, 1/15/15	470,000	472
	Iron Mountain, Inc., 8.00%, 6/15/20	775,000	786
	Iron Mountain, Inc., 8.375%, 8/15/21	280,000	289
	SunGard Data Systems, Inc., 10.625%, 5/15/15	425,000	468
	Unisys Corp., 12.75%, 10/15/14 144A	224,000	259
	Unisys Corp., 14.25%, 9/15/15 144A	181,000	211
	ViaSat, Inc., 8.875%, 9/15/16 144A	100,000	103

	Total		3,817

	Telecommunications (0.8%)

	Cincinnati Bell, Inc., 8.25%, 10/15/17	605,000	614
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	1,560,000	1,583
	Cricket Communications, Inc., 7.75%, 5/15/16	435,000	434
	Cricket Communications, Inc., 10.00%, 7/15/15	475,000	482
	Crown Castle International Corp., 7.125%, 11/1/19	500,000	495
	Crown Castle International Corp., 9.00%, 1/15/15	120,000	128
	Digicel Group, Ltd., 8.25%, 9/1/17 144A	505,000	492
	Frontier Communications Corp., 8.125%, 10/1/18	500,000	506
	Frontier Communications Corp., 8.25%, 5/1/14	545,000	568
	Frontier Communications Corp., 9.00%, 8/15/31	970,000	953
	GCI, Inc., 8.625%, 11/15/19 144A	550,000	555
	MetroPCS Wireless, Inc., 9.25%, 11/1/14	590,000	597
	Nextel Communications, Inc., 6.875%, 10/31/13	475,000	461
	NII Capital Corp., 8.875%, 12/15/19 144A	490,000	477
	Qwest Communications International, Inc., 8.00%, 10/1/15 144A	500,000	514
	Qwest Corp., 6.50%, 6/1/17	750,000	737
	Qwest Corp., 7.625%, 6/15/15	415,000	430
	Qwest Corp., 8.375%, 5/1/16	330,000	354
	SBA Telecommunications, Inc., 8.00%, 8/15/16 144A	330,000	345
	SBA Telecommunications, Inc., 8.25%, 8/15/19 144A	230,000	244
	Sprint Capital Corp., 6.90%, 5/1/19	880,000	810
	Sprint Capital Corp., 8.375%, 3/15/12	425,000	440
	Sprint Nextel Corp., 6.00%, 12/1/16	860,000	785
	Sprint Nextel Corp., 8.375%, 8/15/17	880,000	898
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	660,000	721
	Wind Acquisition Holdings Finance SpA, 12.25%, 7/15/17 144A	500,000	492
	Windstream Corp., 7.00%, 3/15/19	500,000	467
	Windstream Corp., 7.875%, 11/1/17 144A	785,000	775
	Windstream Corp., 8.625%, 8/1/16	865,000	880

	Total		17,237

The Accompanying Notes are an Integral Part of the Financial Statements.

166 Balanced Portfolio

Balanced Portfolio

Below Investment Grade Segment (7.5%)	Shares/ $ Par	Value $ (000’s)
Transportation (0.1%)

Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	1,500,000	1,463
Stena AB, 7.50%, 11/1/13	200,000	192

Total		1,655

Utilities (0.7%)

The AES Corp., 7.75%, 10/15/15	795,000	807
The AES Corp., 8.00%, 10/15/17	500,000	513
The AES Corp., 8.00%, 6/1/20	405,000	412
CenterPoint Energy, Inc., 6.50%, 5/1/18	380,000	391
CMS Energy Corp., 6.875%, 12/15/15	1,270,000	1,269
CMS Energy Corp., 8.75%, 6/15/19	130,000	142
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,000,000	947
Dynegy Holdings, Inc., 7.50%, 6/1/15	345,000	323
Dynegy Holdings, Inc., 7.75%, 6/1/19	485,000	421
Dynegy Holdings, Inc., 8.375%, 5/1/16	1,075,000	1,021
Edison Mission Energy, 7.00%, 5/15/17	765,000	604
Edison Mission Energy, 7.20%, 5/15/19	1,225,000	928
Elwood Energy LLC, 8.159%, 7/5/26	503,535	463
Energy Future Holdings Corp., 10.875%, 11/1/17	1,115,000	912
Indiantown Cogeneration LP, 9.77%, 12/15/20	1,280,000	1,258
Mirant Americas Generation LLC, 8.50%, 10/1/21	1,215,000	1,154
NRG Energy, Inc., 7.375%, 2/1/16	130,000	130
NRG Energy, Inc., 7.375%, 1/15/17	490,000	491
RRI Energy, Inc., 7.625%, 6/15/14	495,000	490
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	1,735,000	1,405

Total		14,081

Total Below Investment Grade Segment (Cost: $160,031)		165,089

Short-Term Investments (19.2%)
Asset-Backed Securities (0.1%)

AmeriCredit Prime Automobile Receivables Trust, Series 2009-1, Class A1, 0.331%, 11/15/10	2,503,142	2,503

Total		2,503

Autos (0.8%)

American Honda Finance Corp., 0.13%, 3/2/10	8,141,000	8,138
American Honda Finance Corp., 1.023%, 8/13/10 144A	10,000,000	9,993

Total		18,131

Commercial Banks Non-US (0.3%)

Barclays US Funding Corp., 0.76%, 1/4/10	7,000,000	7,000

Total		7,000

Consumer Products (0.9%)

Home Depot, Inc., 0.16%, 1/12/10	20,000,000	19,999

Total		19,999

	Short-Term Investments (19.2%)	Shares/ $ Par	Value $ (000’s)
	Electric Utilities (0.5%)

	Public Service Enterprise, 0.27%, 1/4/10	10,000,000	10,000

	Total		10,000

	Federal Government & Agencies (1.5%)

	Federal Home Loan Bank, 0.10%, 3/12/10	30,000,000	29,998
	Federal Home Loan Bank, 1.05%, 2/17/10	2,400,000	2,402

	Total		32,400

	Finance Lessors (0.9%)

	Gemini Securitization Corp. LLC, 0.20%, 1/12/10	20,000,000	19,999

	Total		19,999

	Finance Services (3.3%)

	Alpine Securitization, 0.17%, 1/11/10	10,000,000	10,000
	Alpine Securitization, 0.18%, 1/5/10	10,000,000	10,000
	Barton Capital LLC, 0.20%, 1/12/10	10,000,000	9,999
	Ciesco LLC, 0.20%, 2/10/10	10,000,000	9,998
	Ciesco LLC, 0.25%, 1/21/10	10,000,000	9,999
	Liberty Street Funding LLC, 0.16%, 1/4/10	10,000,000	10,000
	Liberty Street Funding LLC, 0.22%, 2/1/10	10,000,000	9,998
	Merrill Lynch & Co., Inc., 2.523%, 5/12/10	3,000,000	3,023

	Total		73,017

	Health Care (0.3%)

(b)	Abbott Laboratories, 0.01%, 1/4/10	6,400,000	6,400

	Total		6,400

	Miscellaneous Business Credit Institutions (1.4%)

	General Electric Capital Corp., 0.21%, 4/26/10	10,000,000	9,988
	Park Avenue Receivables Corp., 0.15%, 1/29/10	10,000,000	9,999
	Park Avenue Receivables Corp., 0.17%, 1/26/10	10,000,000	9,999

	Total		29,986

	Oil and Gas (0.8%)

(b)	Devon Energy Corp., 0.14%, 1/4/10	7,590,000	7,590
(b)	Devon Energy Corp., 0.19%, 1/4/10	10,000,000	10,000

	Total		17,590

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 167

Balanced Portfolio

	Short-Term Investments (19.2%)	Shares/ $ Par	Value $ (000’s)

	Personal Credit Institutions (3.4%)

(b)	American Express Credit Corp., 0.05%, 1/7/10	20,000,000	20,000
(b)	Bryant Park Funding LLC, 0.17%, 1/20/10	5,000,000	5,000
(b)	Old Line Funding LLC, 0.19%, 2/9/10	10,000,000	9,998
(b)	Old Line Funding LLC, 0.19%, 3/17/10	10,000,000	9,994
(b)	Straight-A Funding LLC, 0.16%, 2/2/10	10,000,000	9,999
(b)	Thunder Bay Funding LLC, 0.19%, 1/13/10	20,000,000	19,999

	Total		74,990

	Security Brokers and Dealers (0.5%)

	Morgan Stanley, 0.375%, 5/7/10	10,000,000	9,997

	Total		9,997

	Short Term Business Credit (3.6%)

(b)	Atlantic Asset Securitization LLC, 0.19%, 1/6/10	10,000,000	10,000
(b)	Atlantic Asset Securitization LLC, 0.21%, 3/11/10	10,000,000	9,991
(b)	Falcon Asset Securitization Co. LLC, 0.15%, 1/25/10	15,000,000	14,999
(b)	Falcon Asset Securitization Co. LLC, 0.17%, 1/13/10	5,000,000	5,000
(b)	Ranger Funding Co. LLC, 0.14%, 1/7/10	20,000,000	20,000
(b)	Sheffield Receivables Corp., 0.18%, 1/28/10	10,000,000	9,999
(b)	Sheffield Receivables Corp., 0.20%, 3/12/10	10,000,000	9,991

	Total		79,980

	Telecommunications (0.9%)

(b)	Vodafone Group PLC, 0.16%, 1/4/10	20,000,000	20,000

	Total		20,000

	Total Short-Term Investments (Cost: $422,004)		421,992

	Total Investments (103.8%) (Cost: $2,177,780)(a)		2,286,024

	Other Assets, Less Liabilities (-3.8%)		(83,485)

	Net Assets (100.0%)		2,202,539

The Accompanying Notes are an Integral Part of the Financial Statements.

168 Balanced Portfolio

Balanced Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $117,739 representing 5.34% of the net assets.

IO — Interest Only Security

RB — Revenue Bond

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $2,194,149 and the net unrealized appreciation of investments based on that cost was $91,875 which is comprised of $176,128 aggregate gross unrealized appreciation and $84,253 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2009, $12,472)	35	3/10	$213
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2009, $4,358)	72	3/10	134
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2009, $105,411)	381	3/10	381
U.S. Five-Year Note Commodity (Long) (Total Notional Value at December 31, 2009, $32,464)	279	3/10	(552)
U.S. Long Bond (CBT) Commodity (Long) (Total Notional Value at December 31, 2009, $28,425)	241	3/10	(620)
U.S. Ten-Year Treasury Note (Short) (Total Notional Value at December 31, 2009, $93,403)	788	3/10	2,423
U.S. Two-Year Treasury Note (Long) (Total Notional Value at December 31, 2009, $39,565)	182	3/10	(205)

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(g)	All or portion of the securities have been loaned. See Note 2K in the Notes to Financial Statements.

(j)	Swap agreements outstanding on December 31, 2009.

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Credit Suisse International	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	3 Month USD- LIBOR - 45 Basis Points (Bps)	5/10	71,719	$(4,264)
Credit Suisse International	Russell 1000 Value Index	3 Month USD- LIBOR - 25 Bps	Russell 1000 Value Index Total Return	5/10	71,564	3,205
Credit Suisse International	Russell 2000 Growth Index	Russell 2000 Growth Index Total Return	3 Month USD- LIBOR - 130 Bps	5/10	13,986	(1,084)
Credit Suisse International	Russell 2000 Value Index	3 Month USD- LIBOR - 90 Bps	Russell 2000 Value Index Total Return	5/10	13,955	1,123
Goldman Sachs International	Russell Midcap Growth Index	Russell Midcap Growth Index Total Return	3 Month USD- LIBOR - 35 Bps	5/10	83,163	(5,931)

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio 169

Balanced Portfolio

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Goldman Sachs International	MSCI Daily Net EAFE Index	3 Month USD- LIBOR - 25 Bps	MSCI Daily Net EAFE Index Total Return	8/10	137,523	$1,236
Goldman Sachs International	Russell Midcap Value Index	3 Month USD- LIBOR - 5 Bps	Russell Midcap Value Index Total Return	5/10	85,079	5,953
JPMorgan Chase Bank, N.A.	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR - 70 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/10	977	33
JPMorgan Chase Bank, N.A.	Russell 1000 Value Index	3 Month USD- LIBOR - 40 Bps	Russell 1000 Value Index Total Return	5/10	119,273	5,342
JPMorgan Chase Bank, N.A.	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	3 Month USD- LIBOR - 60 Bps	5/10	119,532	(7,106)

						$(1,493)

(k)	Cash with an aggregate value of $6,310 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2009.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $5,582 (in thousands) were valued with reference to securities whose values are more readily available.

(p)	Restricted securities (excluding 144A issues) on December 31, 2009.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (15,915 restricted shares)	11/30/09	$398	$533	0.03%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$741,304	$-	$-
Foreign Common Stocks	102,056	-	-
Preferred Stocks	141	-	-
US Government & Agency Bonds	-	305,882	-
Corporate Bonds	-	315,800	-
Foreign Bonds	-	3,955	-
Municipal Bonds	-	1,279	-
Structured Products	-	393,244	371
Short-Term Investments	-	421,992	-
Other Financial Instruments^	3,151	16,892	-
Liabilities:
Other Financial Instruments^	(1,377)	(18,385)	-
Total	$845,275	$1,440,659	$371

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

170 Balanced Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Actively manage the Portfolio through a flexible policy of allocating assets among stocks, bonds and cash, adjusting the mix to capitalize on changing financial markets and economic conditions. The Portfolio will typically invest between 55% and 75% of its assets in equity securities.	$232 million

Portfolio Overview

Mason Street Advisors acts as the investment adviser for the Asset Allocation Portfolio. The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Portfolio invests in seven broad categories of assets: large capitalization securities, mid capitalization securities, small capitalization securities, foreign securities, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to seek to take advantage of market trends and opportunities, and the selection of investments within each category is overseen by a different investment professional with experience in that category. The Portfolio may invest in options, futures, forwards, exchange traded funds and swap agreements to gain exposure to certain markets, sectors or regions. The Portfolio is managed to maintain broad diversification, while blending asset classes to attempt to achieve both capital appreciation and current income.

Market Overview

Global financial markets staged a dramatic rebound in 2009, after it became apparent that the extraordinary steps taken by governments around the world had helped stabilize the financial system and returned developed economies to growth. For all of 2009, returns for large, medium and small sized U.S. companies were 26.46%, 37.38% and 25.57%, as measured by the S&P 500®, MidCap 400® and SmallCap 600® Indices, respectively. International stocks did very well in their own right, and were aided by the decline in the value of the U.S. dollar. For the year, the MSCI EAFE® Index (a measure of large-cap stock performance in the developed economies of Europe, Australasia and the Far East) returned 32.46%, while the MSCI® Emerging Markets Index returned 79.02%.

In domestic fixed income markets, 2009 was the worst year on record for long-term Treasury bonds, while credit sensitive bonds enjoyed their best year ever. For all of 2009, the Citigroup® U.S. Broad Investment Grade (BIG) Bond Index (a broad-based bond index) rose 5.06%, as Treasurys’ negative returns balanced out the record performance by other sectors. High yield bonds posted record results, as the Citigroup® High-Yield Cash-Pay Index returned 53.15%. Meanwhile, the Federal Reserve’s decision to hold short-term interest rates near 0% severely curtailed returns for cash-equivalent investments. For the full year, the Merrill Lynch Three-Month T-Bill Index returned just 0.21%.

Portfolio Results

The Asset Allocation Portfolio returned 27.09% for the twelve months ended December 31, 2009. That compares with the 26.46% return of the broad stock market, as measured by the S&P 500® Index. At the same time, the Asset Allocation Portfolio Blended Composite Benchmark returned 27.63%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Mixed-Asset Target Allocation Growth Funds peer group had an average return of 24.27%, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s absolute return reflected the dramatic rebound by risk assets from the depths of the credit crisis. The Portfolio outperformed the all equity S&P 500® Index thanks to our bias toward growth shares in a year when growth outperformed value, an overweight to high yield bonds, and the outperformance of international compared with domestic equities. Relative to the blended benchmark, the Portfolio underperformed primarily as a result of stock selection among the mid cap, small cap and international equity segments of the Portfolio. In addition, it hurt to be underrepresented in emerging market equities. However, the Portfolio benefited from outperformance among its large cap growth equity and investment grade bond allocations, as well as an underweight in cash and overweight in high yield bonds.

Many of the changes we made to the Portfolio’s asset mix over the course of the year were attempts to capitalize on what we saw as attractive investment opportunities created by the sharp volatility in the markets. For example, stocks’ poor performance early in the year saw us adding equities in the first quarter of 2009. And within the bond allocation, where outperformance was most pronounced, it helped to be underrepresented in Treasurys and overweight credit sensitive bonds.

Asset Allocation Portfolio 171

Asset Allocation Portfolio

Portfolio Manager Outlook

We have a somewhat guarded outlook for 2010. Uncertainty about the strength of the economic recovery presents some challenges in deciding how best to allocate the Portfolio’s holdings. In that environment, we are taking profits and reducing some of our overweight positions. So, for example, we expect to take our high yield allocation back to neutral. We are also looking to trim our winning investment grade allocation to a slight underweight. And with cash yields at record lows, we’ll continue to underweight this slice for the time being.

With respect to equities, we find U.S. stocks attractive relative to bonds, and so hold a modest overweight to small and mid cap shares. And because we’re cautious on the economy, we’re likely to focus on companies we believe have the ability to improve earnings through additional costs cuts or with exposure to overseas economies, where we think growth could be better. Within the international equity slice, we favor stocks of developed economies over emerging markets, whose shares appear overvalued to us.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception*
Asset Allocation Portfolio	27.09%	2.70%	3.47%
S&P 500® Index	26.46%	0.42%	0.94%
Barclays Capital® U.S. Aggregate Index	5.93%	4.97%	5.44%
Asset Allocation Portfolio Blended Composite Benchmark	27.63%	3.55%	4.51%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	24.27%	2.21%	–
*Inception date of 7/31/01

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

172 Asset Allocation Portfolio

Asset Allocation Portfolio

Top 5 Equity Holdings 12/31/09
Security Description	% of Net Assets

iShares MSCI Emerging Markets Index	3.0%

iShares MSCI EAFE Index Fund	2.2%

Microsoft Corp.	1.3%

Apple, Inc.	1.1%

International Business Machines Corp.	1.0%

Top 5 Fixed Income Holdings 12/31/09
Security Description	% of Net Assets

US Treasury, Various	9.0%

Federal National Mortgage Association, Various	4.5%

Federal Home Loan Mortgage Corp., Various	0.8%

AEP Texas Central Transition Funding LLC, 5.306%, 7/01/21	0.5%

Tennesse Valley Authority Stripped, 0.00%, 4/15/42	0.4%

Sector Allocation 12/31/09

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio 173

Asset Allocation Portfolio

Schedule of Investments

December 31, 2009

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Large Cap Common Stocks (32.0%)

	Consumer Discretionary (2.9%)

	Abercrombie & Fitch Co. - Class A	9,500	331
*	Amazon.com, Inc.	4,200	565
	Coach, Inc.	5,700	208
	Johnson Controls, Inc.	19,600	534
*	Kohl’s Corp.	16,200	874
	Lowe’s Cos., Inc.	15,100	353
	McDonald’s Corp.	8,700	543
	The McGraw-Hill Cos., Inc.	19,500	654
	NIKE, Inc. - Class B	12,000	793
	Omnicom Group, Inc.	14,700	576
	Staples, Inc.	9,200	226
	Starwood Hotels & Resorts Worldwide, Inc.	7,600	278
	Target Corp.	15,100	730

	Total		6,665

	Consumer Staples (4.5%)

	The Coca-Cola Co.	12,600	718
	Colgate-Palmolive Co.	7,700	633
	Costco Wholesale Corp.	8,900	527
	CVS Caremark Corp.	22,305	718
	General Mills, Inc.	8,600	609
	H.J. Heinz Co.	13,200	564
*	Hansen Natural Corp.	6,400	246
	The Kroger Co.	17,500	359
	PepsiCo, Inc.	25,700	1,563
	Philip Morris International, Inc.	27,600	1,330
	The Procter & Gamble Co.	24,900	1,510
	Wal-Mart Stores, Inc.	29,900	1,598

	Total		10,375

	Energy (1.6%)

	Anadarko Petroleum Corp.	2,400	150
	Exxon Mobil Corp.	8,800	600
	Halliburton Co.	14,800	445
	Hess Corp.	6,700	405
	Occidental Petroleum Corp.	5,700	464
	Schlumberger, Ltd.	11,100	723
*	Southwestern Energy Co.	13,300	641
*	Transocean, Ltd.	4,100	339

	Total		3,767

	Financials (1.4%)

	American Express Co.	9,100	369
	Bank of America Corp.	27,900	420
	CME Group, Inc. - Class A	1,100	369
	The Goldman Sachs Group, Inc.	4,600	777
	Morgan Stanley	2,500	74
	Prudential Financial, Inc.	5,000	249
	State Street Corp.	14,000	609
	T. Rowe Price Group, Inc.	8,000	426

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Wells Fargo & Co.	1,400	38

	Total		3,331

	Health Care (5.3%)

	Abbott Laboratories	24,700	1,333
	Allergan, Inc.	11,200	706
*	Amgen, Inc.	13,500	764
	Baxter International, Inc.	18,384	1,079
*	Celgene Corp.	21,200	1,180
*	Express Scripts, Inc.	20,400	1,764
*	Gilead Sciences, Inc.	21,900	948
	Johnson & Johnson	16,000	1,031
*	Medco Health Solutions, Inc.	14,200	907
	Medtronic, Inc.	15,300	673
	Merck & Co., Inc.	15,628	571
	Teva Pharmaceutical Industries, Ltd., ADR	11,400	640
*	Thermo Fisher Scientific, Inc.	14,300	682

	Total		12,278

	Industrials (2.8%)

	3M Co.	9,700	802
	Danaher Corp.	10,200	767
	Deere & Co.	7,100	384
	Lockheed Martin Corp.	4,200	317
	Norfolk Southern Corp.	10,400	545
	PACCAR, Inc.	10,600	385
	Precision Castparts Corp.	4,800	530
	Raytheon Co.	7,900	407
	Union Pacific Corp.	13,400	856
	United Parcel Service, Inc. - Class B	10,900	625
	United Technologies Corp.	13,000	902

	Total		6,520

	Information Technology (10.8%)

*	Adobe Systems, Inc.	10,900	401
*	Agilent Technologies, Inc.	9,600	298
	Analog Devices, Inc.	9,400	297
*	Apple, Inc.	11,800	2,488
	Automatic Data Processing, Inc.	6,800	291
*	BMC Software, Inc.	6,600	265
*	Broadcom Corp. - Class A	11,900	374
*	Cisco Systems, Inc.	84,400	2,021
*	Cognizant Technology Solutions Corp. - Class A	14,900	675
	Corning, Inc.	25,000	483
*	Dell, Inc.	26,900	386
*	eBay, Inc.	10,800	254
*	Fiserv, Inc.	5,400	262
*	Google, Inc. - Class A	3,200	1,984
	Hewlett-Packard Co.	25,000	1,288
	Intel Corp.	49,100	1,002

The Accompanying Notes are an Integral Part of the Financial Statements.

174 Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	International Business Machines Corp.	17,300	2,265
*	Intuit, Inc.	8,600	264
*	Juniper Networks, Inc.	21,300	568
	Linear Technology Corp.	9,400	287
	MasterCard, Inc. - Class A	1,400	358
	Microsoft Corp.	98,900	3,015
*	NetApp, Inc.	8,600	296
*	NVIDIA Corp.	18,900	353
	Oracle Corp.	51,400	1,261
	Paychex, Inc.	8,300	254
	QUALCOMM, Inc.	22,800	1,055
*	Symantec Corp.	14,700	263
	Texas Instruments, Inc.	20,400	532
	Visa, Inc. - Class A	6,300	551
*	Western Digital Corp.	6,700	296
	Western Union Co.	24,100	454
*	Yahoo!, Inc.	19,600	329

	Total		25,170

	Materials (1.5%)

	Alcoa, Inc.	30,800	496
	Ecolab, Inc.	7,600	339
	Freeport-McMoRan Copper & Gold, Inc.	5,200	417
	Monsanto Co.	11,200	916
	Potash Corp. of Saskatchewan, Inc.	4,000	434
	Praxair, Inc.	12,800	1,028

	Total		3,630

	Other Holdings (0.6%)

	iShares Russell 1000 Growth Index Fund	26,300	1,311

	Total		1,311

	Telecommunication Services (0.4%)

*	American Tower Corp. - Class A	23,800	1,028

	Total		1,028

	Utilities (0.2%)

	Exelon Corp.	8,000	391

	Total		391

	Total Large Cap Common Stocks		74,466

	Mid Cap Common Stocks (9.6%)

	Consumer Discretionary (1.6%)

	American Eagle Outfitters, Inc.	3,534	60
*	Apollo Group, Inc. - Class A	2,100	127
	BorgWarner, Inc.	5,900	196
*	Chico’s FAS, Inc.	14,400	202
*	Collective Brands, Inc.	5,100	116
	DeVry, Inc.	11,100	630
*	Dollar Tree, Inc.	11,700	565
*	Focus Media Holding, Ltd., ADR	3,400	54

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	GameStop Corp. - Class A	17,600	386
	International Game Technology	15,400	289
*	Jack in the Box, Inc.	16,300	321
	Limited Brands, Inc.	3,000	58
*	O’Reilly Automotive, Inc.	12,400	473
*	Penn National Gaming, Inc.	8,700	236

	Total		3,713

	Consumer Staples (0.3%)

	The J.M. Smucker Co.	4,200	259
	Mead Johnson Nutrition Co.	5,000	219
*	Ralcorp Holdings, Inc.	3,000	179

	Total		657

	Energy (0.7%)

*	Cameron International Corp.	10,700	447
*	Petrohawk Energy Corp.	21,800	523
	Range Resources Corp.	4,800	239
*	SandRidge Energy, Inc.	19,700	186
	Smith International, Inc.	8,000	218

	Total		1,613

	Financials (0.8%)

	Assured Guaranty, Ltd.	11,900	259
*	IntercontinentalExchange, Inc.	1,815	204
	Invesco, Ltd.	6,100	143
*	MBIA, Inc.	18,500	74
	Moody’s Corp.	3,800	102
	Northern Trust Corp.	6,400	335
	Raymond James Financial, Inc.	21,650	515
	SEI Investments Co.	11,100	194
	Synovus Financial Corp.	51,800	106

	Total		1,932

	Health Care (1.0%)

	Aetna, Inc.	3,600	114
*	Cerner Corp.	2,200	181
*	Charles River Laboratories International, Inc.	7,200	243
*	DaVita, Inc.	8,450	496
*	Immucor, Inc.	22,476	455
*	Mettler-Toledo International, Inc.	4,300	452
*	Psychiatric Solutions, Inc.	18,600	393

	Total		2,334

	Industrials (1.9%)

	C.H. Robinson Worldwide, Inc.	4,350	255
*	Corrections Corp. of America	20,400	501
*	Cummins, Inc.	12,700	582
	Dover Corp.	9,200	383
	Expeditors International of Washington, Inc.	9,600	333
*	Foster Wheeler AG	20,500	604
*	FTI Consulting, Inc.	3,200	151
	J.B. Hunt Transport Services, Inc.	8,700	281

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 175

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	L-3 Communications Holdings, Inc.	3,100	270
	MSC Industrial Direct Co., Inc. - Class A	8,200	385
	Ritchie Bros. Auctioneers, Inc.	11,400	256
	Robert Half International, Inc.	9,500	254
	Roper Industries, Inc.	4,279	224

	Total		4,479

	Information Technology (2.8%)

*	Alliance Data Systems Corp.	9,300	601
*	Amphenol Corp. - Class A	14,000	646
*	Citrix Systems, Inc.	4,200	175
	FactSet Research Systems, Inc.	4,200	277
	Global Payments, Inc.	5,800	312
	Intersil Corp. - Class A	24,100	370
	KLA-Tencor Corp.	4,900	177
*	Marvell Technology Group, Ltd.	20,700	429
*	McAfee, Inc.	17,200	698
	Microchip Technology, Inc.	10,000	291
*	NeuStar, Inc. - Class A	7,500	173
	Seagate Technology	21,900	398
*	Silicon Laboratories, Inc.	5,200	251
*	Sybase, Inc.	4,800	208
*	Varian Semiconductor Equipment Associates, Inc.	8,500	305
*	VeriFone Holdings, Inc.	16,600	272
	Xilinx, Inc.	17,200	431
*	Zebra Technologies Corp. - Class A	12,200	346

	Total		6,360

	Materials (0.3%)

	Martin Marietta Materials, Inc.	1,500	134
*	Owens-Illinois, Inc.	12,900	424
*	Titanium Metals Corp.	14,500	182

	Total		740

	Utilities (0.2%)

	EQT Corp.	9,400	413

	Total		413

	Total Mid Cap Common Stocks		22,241

	Small Cap Common Stocks (5.4%)

	Consumer Discretionary (1.0%)

*	American Public Education, Inc.	2,850	98
*	Bally Technologies, Inc.	1,850	76
*	Buffalo Wild Wings, Inc.	2,300	93
*	Carter’s, Inc.	7,800	205
(p)*	Charter Communications, Inc. - Class A	2,806	98
*	Coinstar, Inc.	1,800	50
*	Deckers Outdoor Corp.	1,800	183
*	Deer Consumer Products, Inc.	7,000	79
*	Grand Canyon Education, Inc.	2,800	53
	Guess?, Inc.	5,100	216

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	LKQ Corp.	10,100	198
*	Lululemon Athletica, Inc.	2,200	66
*	Lumber Liquidators, Inc.	10,350	277
	Monro Muffler Brake, Inc.	6,500	217
*	P.F. Chang’s China Bistro, Inc.	1,350	51
*	Ulta Salon, Cosmetics & Fragrance, Inc.	10,650	194
*	Vitamin Shoppe, Inc.	3,000	67

	Total		2,221

	Consumer Staples (0.2%)

	Alberto-Culver Co.	5,800	170
	Flowers Foods, Inc.	3,150	75
*	TreeHouse Foods, Inc.	4,444	172

	Total		417

	Energy (0.3%)

*	Arena Resources, Inc.	4,900	211
*	Carrizo Oil & Gas, Inc.	6,200	164
*	Contango Oil & Gas Co.	1,800	85
	EXCO Resources, Inc.	8,850	188
*	Whiting Petroleum Corp.	2,000	143

	Total		791

	Financials (0.4%)

	Boston Private Financial Holdings, Inc.	25,450	147
	Digital Realty Trust, Inc.	2,628	132
	Janus Capital Group, Inc.	7,980	107
*	KBW, Inc.	3,941	108
*	MF Global, Ltd.	12,050	84
	MFA Financial, Inc.	18,800	138
*	Portfolio Recovery Associates, Inc.	4,646	209

	Total		925

	Health Care (0.8%)

*	Align Technology, Inc.	3,500	62
*	Allscripts-Misys Healthcare Solutions, Inc.	6,050	122
*	Amedisys, Inc.	1,250	61
*	American Medical Systems Holdings, Inc.	3,100	60
*	athenahealth, Inc.	3,750	170
*	Clarient, Inc.	26,350	70
*	Conceptus, Inc.	3,050	57
*	Dexcom, Inc.	9,259	75
*	Genoptix, Inc.	4,058	144
*	Illumina, Inc.	4,600	141
*	IPC The Hospitalist Co.	5,265	175
*	Masimo Corp.	6,393	195
*	Nanosphere, Inc.	200	1
*	Nektar Therapeutics	6,900	64
*	Obagi Medical Products, Inc.	8,300	100
	Quality Systems, Inc.	1,550	97
*	Thoratec Corp.	7,651	206
*	Transcend Services, Inc.	3,800	81

	Total		1,881

The Accompanying Notes are an Integral Part of the Financial Statements.

176 Asset Allocation Portfolio

Asset Allocation Portfolio

	Domestic Common Stocks and Warrants (47.0%)	Shares/ $ Par	Value $ (000’s)

	Industrials (0.9%)

	Badger Meter, Inc.	1,550	62
*	GrafTech International, Ltd.	9,550	149
*	Hub Group, Inc. - Class A	6,650	178
*	ICF International, Inc.	7,100	190
	Knight Transportation, Inc.	21,049	406
*	Orion Marine Group, Inc.	4,350	92
	Oshkosh Corp.	2,400	89
	Regal-Beloit Corp.	9,650	501
*	SmartHeat, Inc.	6,500	94
	Snap-on, Inc.	2,450	104
*	Tetra Tech, Inc.	3,900	106
	TransDigm Group, Inc.	3,500	166

	Total		2,137

	Information Technology (1.5%)

*	Advanced Energy Industries, Inc.	11,541	174
*	Archipelago Learning, Inc.	1,000	21
*	ArcSight, Inc.	7,750	198
*	Atheros Communications, Inc.	3,200	110
*	CommScope, Inc.	3,650	97
*	Comtech Telecommunications Corp.	3,900	137
*	Concur Technologies, Inc.	2,250	96
*	CyberSource Corp.	7,050	142
*	DealerTrack Holdings, Inc.	4,200	79
*	DG Fastchannel, Inc.	3,300	92
*	Diodes, Inc.	5,500	112
*	F5 Networks, Inc.	2,700	143
*	j2 Global Communications, Inc.	2,925	60
*	Longtop Financial Technologies, Ltd., ADR	600	22
*	Mellanox Technologies, Ltd.	11,150	210
*	Microsemi Corp.	8,250	146
*	MicroStrategy, Inc. - Class A	1,225	115
*	MKS Instruments, Inc.	6,300	110
*	Netezza Corp.	6,100	59
*	OpenTable, Inc.	2,500	64
*	Rubicon Technology, Inc.	7,201	146
*	Solarwinds, Inc.	6,213	143
*	Sonic Solutions	5,000	59
*	Sourcefire, Inc.	4,900	131
*	Switch and Data Facilities Co., Inc.	12,782	258
*	Synchronoss Technologies, Inc.	10,100	160
*	Taleo Corp. - Class A	4,600	108
*	Unisys Corp.	385	15
*	VanceInfo Technologies, Inc., ADR	7,945	153
*	VistaPrint NV	3,450	195

	Total		3,555

	Materials (0.1%)

*	Calgon Carbon Corp.	5,500	77
*	Intrepid Potash, Inc.	5,050	147

	Total		224

	Domestic Common Stocks and Warrants (47.0%)		Shares/ $ Par	Value $ (000’s)

	Other Holdings (0.2%)
*	iShares Nasdaq Biotechnology Index Fund		1,500	123
	SPDR Metals & Mining ETF		5,900	304

	Total			427

	Total Small Cap Common Stocks			12,578

	Total Domestic Common Stocks and Warrants (Cost: $95,030)			109,285

	Foreign Common Stocks (5.1%)	Country

	Other Holdings (5.1%)

	iShares MSCI EAFE Index Fund	United States	93,000	5,143
	iShares MSCI Emerging Markets Index	United States	165,000	6,847

	Total Foreign Common Stocks (Cost: $11,442)			11,990

	Preferred Stocks (0.0%)

	Finance Services (0.0%)

	General Motors Acceptance Corp., Inc., 7.00%, 12/31/49 144A		28	19

	Total Preferred Stocks (Cost: $7)			19

	Investment Grade Segment (4.1%)

	Aerospace/Defense (0.0%)
	BAE Systems Holdings, Inc., 5.20%, 8/15/15 144A		15,000	15
	BAE Systems Holdings, Inc., 6.375%, 6/1/19 144A		10,000	11
	Goodrich Corp., 4.875%, 3/1/20		15,000	15
	Meccanica Holdings USA, 6.25%, 7/15/19 144A		15,000	16
	Meccanica Holdings USA, 6.25%, 1/15/40 144A		5,000	5

	Total			62

	Auto Manufacturing (0.0%)
	PACCAR Financial Corp., 1.95%, 12/17/12		10,000	10

	Total			10

	Banking (1.2%)
	ANZ National (Int’l), Ltd./London, 2.375%, 12/21/12 144A		135,000	134
	BA Covered Bond Issuer, 5.50%, 6/14/12 144A		195,000	208
	Bank of America Corp., 5.75%, 12/1/17		20,000	21
	The Bank of New York Mellon Corp., 5.125%, 8/27/13		15,000	16
	Bank One Corp., 5.25%, 1/30/13		235,000	249
	Barclays Bank PLC, 6.05%, 12/4/17 144A		15,000	15
	Countrywide Financial Corp., 5.80%, 6/7/12		40,000	43
	Countrywide Home Loans, Inc., 4.00%, 3/22/11		55,000	56
	Credit Suisse Guernsey, Ltd., 5.86%, 12/31/49		5,000	4
	Deutsche Bank Capital Funding Trust VII, 5.628%, 1/29/49 144A		60,000	44

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 177

Asset Allocation Portfolio

Investment Grade Segment (4.1%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Fifth Third Bancorp, 8.25%, 3/1/38	25,000	24
The Goldman Sachs Group, Inc., 5.95%, 1/18/18	5,000	5
The Goldman Sachs Group, Inc., 6.25%, 9/1/17	5,000	5
HSBC USA, Inc., 3.125%, 12/16/11	140,000	145
JPMorgan Chase & Co., 6.00%, 1/15/18	5,000	5
JPMorgan Chase & Co., 6.30%, 4/23/19	5,000	6
JPMorgan Chase & Co., 7.90%, 4/30/49	85,000	88
M&I Marshall & Ilsley Bank, 5.25%, 9/4/12	250,000	222
Mellon Funding Corp., 6.375%, 2/15/10	260,000	261
Merrill Lynch & Co., 6.22%, 9/15/26	20,000	19
Merrill Lynch & Co., 6.40%, 8/28/17	120,000	126
Morgan Stanley, 5.375%, 10/15/15	100,000	103
Morgan Stanley, 6.625%, 4/1/18	40,000	43
Morgan Stanley, 7.30%, 5/13/19	5,000	6
Nationwide Building Society, 2.50%, 8/17/12 144A	250,000	252
PNC Financial Services Group, Inc., 8.25%, 5/29/49	60,000	61
Swedbank AB, 2.90%, 1/14/13 144A	500,000	509
UnionBanCal Corp., 5.25%, 12/16/13	50,000	51
Wells Fargo & Co., 3.75%, 10/1/14	5,000	5
Westpac Banking Corp., 4.20%, 2/27/15	20,000	20

Total		2,746

Beverage/Bottling (0.2%)
Anheuser-Busch Cos., Inc., 4.50%, 4/1/18	5,000	5
Anheuser-Busch Cos., Inc., 5.75%, 4/1/36	15,000	14
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39 144A	70,000	89
Bottling Group LLC, 4.625%, 11/15/12	35,000	38
Bottling Group LLC, 5.125%, 1/15/19	20,000	21
Bottling Group LLC, 5.50%, 4/1/16	50,000	54
Diageo Capital PLC, 4.375%, 5/3/10	45,000	46
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	35,000	39
Dr. Pepper Snapple Group, Inc., 7.45%, 5/1/38	30,000	35
PepsiCo, Inc., 3.75%, 3/1/14	10,000	10
PepsiCo, Inc., 4.65%, 2/15/13	20,000	21
PepsiCo, Inc., 5.00%, 6/1/18	25,000	26
PepsiCo, Inc., 7.90%, 11/1/18	35,000	43

Total		441

Cable/Media/Broadcasting/Satellite (0.2%)
Comcast Corp., 4.95%, 6/15/16	40,000	41
Cox Communications, Inc., 4.625%, 1/15/10	45,000	45
Gannett Co., Inc., 8.75%, 11/15/14 144A	25,000	26
Gannett Co., Inc., 9.375%, 11/15/17 144A	40,000	41
Historic TW, Inc., 6.875%, 6/15/18	10,000	11
News America, Inc., 5.65%, 8/15/20 144A	15,000	16
News America, Inc., 6.90%, 8/15/39 144A	10,000	11
Rogers Cable, Inc., 6.25%, 6/15/13	10,000	11
TCI Communications, Inc., 8.75%, 8/1/15	60,000	71
Time Warner Cable, Inc., 6.75%, 7/1/18	10,000	11
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	55,000	65

Total		349

Conglomerate/Diversified Manufacturing (0.0%)
The Dow Chemical Co., 5.70%, 5/15/18	5,000	5
The Dow Chemical Co., 7.60%, 5/15/14	40,000	46
Eastman Chemical Co., 7.25%, 1/15/24	5,000	5
Monsanto Co., 5.125%, 4/15/18	5,000	5

Total		61

Investment Grade Segment (4.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Products (0.0%)
Colgate-Palmolive Co., 4.20%, 5/15/13	15,000	16
The Procter & Gamble Co., 5.55%, 3/5/37	40,000	41

Total		57

Electric Utilities (0.6%)
Ameren Corp., 8.875%, 5/15/14	15,000	17
Arizona Public Service Co., 8.75%, 3/1/19	10,000	12
Bruce Mansfield Unit, 6.85%, 6/1/34	29,753	30
Carolina Power & Light, Inc., 5.15%, 4/1/15	25,000	27
Carolina Power & Light, Inc., 6.50%, 7/15/12	20,000	22
CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	15,000	16
CenterPoint Energy Houston Electric LLC, 6.95%, 3/15/33	10,000	11
Commonwealth Edison Co., 5.95%, 8/15/16	5,000	5
Commonwealth Edison Co., 6.15%, 9/15/17	5,000	5
Connecticut Light and Power Co., 5.65%, 5/1/18	10,000	11
DTE Energy Co., 6.375%, 4/15/33	5,000	5
DTE Energy Co., 7.05%, 6/1/11	95,000	101
Duke Energy Corp., 6.25%, 6/15/18	5,000	5
Entergy Louisiana LLC, 6.50%, 9/1/18	25,000	27
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	53
Exelon Generation Co. LLC, 6.20%, 10/1/17	30,000	32
Florida Power Corp., 6.40%, 6/15/38	20,000	22
Indiana Michigan Power Co., 5.05%, 11/15/14	160,000	166
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	38,933	39
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	100,000	94
Monongahela Power Co., 5.70%, 3/15/17 144A	45,000	44
Nevada Power Co., 5.875%, 1/15/15	115,000	123
Nevada Power Co., 5.95%, 3/15/16	10,000	11
NSTAR, 4.50%, 11/15/19	10,000	10
Ohio Edison Co., 6.875%, 7/15/36	5,000	5
Pacific Gas & Electric Co., 4.80%, 3/1/14	5,000	5
Pacific Gas & Electric Co., 5.625%, 11/30/17	10,000	11
Potomac Electric Power Co., 6.50%, 11/15/37	5,000	6
PPL Energy Supply LLC, 6.50%, 5/1/18	10,000	10
Progress Energy, Inc., 6.85%, 4/15/12	30,000	33
Public Service Co. of Colorado, 5.80%, 8/1/18	10,000	11
Public Service Electric & Gas Co., 5.00%, 1/1/13	100,000	105
Puget Sound Energy, Inc., 6.274%, 3/15/37	60,000	62
San Diego Gas & Electric Co., 5.30%, 11/15/15	15,000	16
San Diego Gas & Electric Co., 6.125%, 9/15/37	10,000	11
Sempra Energy, 6.50%, 6/1/16	10,000	11
South Carolina Electric & Gas Co., 6.05%, 1/15/38	15,000	16
Southern Co., 4.15%, 5/15/14	5,000	5
Tampa Electric Co., 6.10%, 5/15/18	75,000	80
Tampa Electric Co., 6.15%, 5/15/37	25,000	25
Tampa Electric Co., 6.55%, 5/15/36	30,000	32
The Toledo Edison Co., 6.15%, 5/15/37	40,000	40
Union Electric Co., 6.40%, 6/15/17	10,000	11
Union Electric Co., 6.70%, 2/1/19	10,000	11

Total		1,394

Electronics (0.0%)
Cisco Systems, Inc., 5.90%, 2/15/39	25,000	25

Total		25

Food Processors (0.2%)
ConAgra Foods, Inc., 5.875%, 4/15/14	50,000	55
ConAgra Foods, Inc., 7.00%, 4/15/19	50,000	57
General Mills, Inc., 5.25%, 8/15/13	10,000	11

The Accompanying Notes are an Integral Part of the Financial Statements.

178 Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (4.1%)	Shares/ $ Par	Value $ (000’s)

Food Processors continued
General Mills, Inc., 5.65%, 2/15/19	20,000	21
General Mills, Inc., 5.70%, 2/15/17	55,000	59
H.J. Heinz Co., 5.35%, 7/15/13	90,000	97
Kellogg Co., 4.45%, 5/30/16	10,000	10
Kraft Foods, Inc., 6.50%, 8/11/17	25,000	27
Kraft Foods, Inc., 6.875%, 1/26/39	25,000	26

Total		363

Gas Pipelines (0.1%)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17	10,000	10
Kinder Morgan Energy Partners LP, 6.50%, 2/1/37	15,000	15
Magellan Midstream Partners LP, 6.55%, 7/15/19	30,000	33
Plains All American Pipeline LP/PAA Finance Corp., 6.50%, 5/1/18	5,000	5
Rockies Express Pipeline LLC, 6.85%, 7/15/18 144A	20,000	22
Southern Natural Gas Co., 5.90%, 4/1/17 144A	20,000	21
TransCanada PipeLines, Ltd., 5.85%, 3/15/36	15,000	15
TransCanada PipeLines, Ltd., 6.50%, 8/15/18	90,000	101

Total		222

Health Care/Pharmaceuticals (0.1%)
Express Scripts, Inc., 6.25%, 6/15/14	15,000	16
Express Scripts, Inc., 7.25%, 6/15/19	10,000	11
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	20,000	22
Johnson & Johnson, 5.95%, 8/15/37	40,000	44
Merck & Co., 5.75%, 11/15/36	5,000	5
Novartis Securities Investment, Ltd., 5.125%, 2/10/19	10,000	11
Pfizer, Inc., 5.35%, 3/15/15	15,000	17
Wyeth, 5.50%, 3/15/13	60,000	65
Wyeth, 5.50%, 2/15/16	5,000	5
Wyeth, 5.95%, 4/1/37	35,000	37

Total		233

Independent Finance (0.1%)
General Electric Capital Corp., 5.625%, 5/1/18	125,000	128
General Electric Capital Corp., 5.875%, 1/14/38	10,000	9
General Motors Acceptance Corp., 1.75%, 10/30/12	140,000	139

Total		276

Life Insurance (0.0%)
MetLife, Inc., 6.75%, 6/1/16	30,000	34
Prudential Financial, Inc., 3.625%, 9/17/12	5,000	5
Prudential Financial, Inc., 5.70%, 12/14/36	5,000	4
Teachers Insurance & Annuity Association-College Retirement Equity Fund, 6.85%, 12/16/39 144A	20,000	21

Total		64

Machinery (0.0%)
Caterpillar Financial Services Corp., 5.45%, 4/15/18	10,000	11
Caterpillar Financial Services Corp., 5.85%, 9/1/17	50,000	53

Total		64

Metals/Mining (0.1%)
ArcelorMittal, 9.85%, 6/1/19	25,000	32
Barrick North America Finance LLC, 6.80%, 9/15/18	25,000	28
Rio Tinto Alcan, Inc., 4.875%, 9/15/12	25,000	26

	Investment Grade Segment (4.1%)	Shares/ $ Par	Value $ (000’s)

	Metals/Mining continued
	Rio Tinto Finance USA, Ltd., 5.875%, 7/15/13	10,000	11
	Rio Tinto Finance USA, Ltd., 6.50%, 7/15/18	40,000	44
	Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	15,000	19
	Vale Overseas, Ltd., 5.625%, 9/15/19	10,000	10

	Total		170

	Natural Gas Distributors (0.0%)
	NiSource Finance Corp., 5.25%, 9/15/17	35,000	35
	NiSource Finance Corp., 5.40%, 7/15/14	45,000	46
	NiSource Finance Corp., 5.45%, 9/15/20	10,000	10
	NiSource Finance Corp., 6.40%, 3/15/18	10,000	10

	Total		101

	Oil and Gas (0.2%)
	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	5,000	5
	Canadian Natural Resources, Ltd., 6.45%, 6/30/33	45,000	47
	EnCana Corp., 6.50%, 8/15/34	30,000	32
	EnCana Corp., 6.625%, 8/15/37	10,000	11
	Hess Corp., 7.125%, 3/15/33	20,000	22
	Hess Corp., 8.125%, 2/15/19	15,000	18
	Husky Energy, Inc., 7.25%, 12/15/19	5,000	6
	Marathon Oil Corp., 6.60%, 10/1/37	10,000	11
	Occidental Petroleum Corp., 4.125%, 6/1/16	40,000	40
	Pemex Project Funding Master Trust, 6.625%, 6/15/35	15,000	14
	Petro-Canada, 5.95%, 5/15/35	45,000	44
	Suncor Energy, Inc., 6.50%, 6/15/38	20,000	21
	Suncor Energy, Inc., 6.85%, 6/1/39	15,000	17
	XTO Energy, Inc., 5.30%, 6/30/15	15,000	17
	XTO Energy, Inc., 6.50%, 12/15/18	50,000	57

	Total		362

	Other Finance (0.3%)
	American Express Bank, 3.15%, 12/9/11	140,000	145
	American Express Credit Corp., 5.125%, 8/25/14	15,000	16
	Pooled Funding Trust I, 2.74%, 2/15/12 144A	370,000	377
	USAA Capital Corp., 2.24%, 3/30/12	60,000	61
	USB Capital XIII Trust, 6.625%, 12/15/39	20,000	20

	Total		619

	Other Holdings (0.1%)
(f)	Brazilian Government International Bond, 12.50%, 1/5/16	345,000	224

	Total		224

	Other Services (0.1%)
	Republic Services, Inc., 5.25%, 11/15/21 144A	25,000	24
	Waste Management, Inc., 5.00%, 3/15/14	50,000	53
	Waste Management, Inc., 6.10%, 3/15/18	65,000	69

	Total		146

	Paper and Forest Products (0.0%)
	International Paper Co., 7.30%, 11/15/39	10,000	10
	International Paper Co., 7.50%, 8/15/21	15,000	17

	Total		27

	Property and Casualty Insurance (0.0%)
	The Progressive Corp., 6.70%, 6/15/37	15,000	13

	Total		13

	Railroads (0.0%)
	Burlington Northern Santa Fe Corp., 6.15%, 5/1/37	5,000	5
	Canadian National Railway Co., 5.85%, 11/15/17	5,000	5
	Norfolk Southern Corp., 5.257%, 9/17/14	25,000	27

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 179

Asset Allocation Portfolio

	Investment Grade Segment (4.1%)	Shares/ $ Par	Value $ (000’s)

	Railroads continued
	Norfolk Southern Corp., 5.75%, 1/15/16	30,000	32

	Total		69

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities, Inc., 5.70%, 3/15/17	10,000	10
	BRE Properties, Inc., 5.50%, 3/15/17	25,000	23
	ERP Operating LP, 5.25%, 9/15/14	30,000	30
	HCP, Inc., 6.00%, 1/30/17	25,000	24
	HCP, Inc., 6.70%, 1/30/18	10,000	10
	HRPT Properties Trust, 5.75%, 11/1/15	65,000	61
	ProLogis, 5.50%, 3/1/13	115,000	114
	Simon Property Group LP, 5.60%, 9/1/11	50,000	52
	Simon Property Group LP, 6.10%, 5/1/16	85,000	87

	Total		411

	Restaurants (0.0%)
	Yum! Brands, Inc., 6.875%, 11/15/37	45,000	49

	Total		49

	Retail Food and Drug (0.1%)
	CVS/Caremark Corp., 4.875%, 9/15/14	25,000	26
	CVS/Caremark Corp., 6.25%, 6/1/27	40,000	41
	Delhaize Group, 6.50%, 6/15/17	40,000	43
	The Kroger Co., 7.50%, 4/1/31	40,000	47

	Total		157

	Retail Stores (0.0%)
	The Home Depot, Inc., 5.875%, 12/16/36	45,000	43
	Nordstrom, Inc., 7.00%, 1/15/38	15,000	17
	Target Corp., 6.50%, 10/15/37	15,000	16

	Total		76

	Telecommunications (0.2%)
	AT&T Corp., 8.00%, 11/15/31	200,000	244
	Rogers Communications, Inc., 6.80%, 8/15/18	50,000	56
	Rogers Wireless, Inc., 6.375%, 3/1/14	50,000	55
	Verizon Communications, Inc., 5.85%, 9/15/35	80,000	78
	Verizon Communications, Inc., 8.95%, 3/1/39	30,000	41

	Total		474

	Tobacco (0.1%)
	Altria Group, Inc., 9.70%, 11/10/18	35,000	43
	Altria Group, Inc., 9.95%, 11/10/38	25,000	33
	Lorillard Tobacco Co., 8.125%, 6/23/19	35,000	38
	Philip Morris International, Inc., 5.65%, 5/16/18	25,000	26
	Philip Morris International, Inc., 6.375%, 5/16/38	20,000	22
	Reynolds American, Inc., 6.75%, 6/15/17	15,000	16
	Reynolds American, Inc., 7.625%, 6/1/16	55,000	60

	Total		238

	Vehicle Parts (0.0%)
	Johnson Controls, Inc., 6.00%, 1/15/36	30,000	26

	Total		26

	Total Investment Grade Segment (Cost: $9,148)		9,529

	Governments (9.7%)

	Governments (9.7%)

(n)	Overseas Private Investment, 4.10%, 11/15/14	62,640	65
(e)	Tennesse Valley Authority Stripped, 0.00%, 4/15/42	1,000,000	978

Governments (9.7%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Department of Housing & Urban Development, 6.08%, 8/1/13	100,000	108
US Treasury, 1.00%, 9/30/11	280,000	280
US Treasury, 1.00%, 10/31/11	25,000	25
US Treasury, 1.375%, 9/15/12	5,201,000	5,177
US Treasury, 1.375%, 11/15/12	20,000	20
US Treasury, 2.125%, 11/30/14	5,030,000	4,911
US Treasury, 2.375%, 8/31/14	275,000	273
US Treasury, 2.375%, 9/30/14	1,130,000	1,120
US Treasury, 2.375%, 10/31/14	3,130,000	3,096
US Treasury, 2.625%, 12/31/14	770,000	768
US Treasury, 3.00%, 9/30/16	714,000	701
US Treasury, 3.25%, 5/31/16	15,000	15
US Treasury, 3.375%, 11/15/19	1,375,000	1,322
US Treasury, 3.625%, 8/15/19	1,135,000	1,116
US Treasury, 4.25%, 5/15/39	1,130,000	1,060
US Treasury, 4.50%, 8/15/39	15,000	15
US Treasury, 5.25%, 2/15/29	986,000	1,068
US Treasury Inflation Index Bond, 2.00%, 4/15/12	167,251	175
US Treasury Inflation Index Bond, 2.625%, 7/15/17	287,871	317

Total Governments (Cost: $22,980)		22,610

Municipal Bonds (0.1%)

Municipal Bonds (0.1%)

New Jersey State Turnpike Authority, Series F, 7.414%, 1/1/40 RB	25,000	28
New York Metropolitan Transportation Authority, Series 2009C, 7.336%, 11/15/39 RB	35,000	39
North Carolina Turnpike Authority, Series B, 6.70%, 1/1/39 RB	20,000	21
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	5,000	5
State of California, Series 2009, 7.55%, 4/1/39 GO	50,000	48
The University of Texas Systems, Series 2009B, 6.276%, 8/15/41 RB	10,000	10

Total Municipal Bonds (Cost: $149)		151

Structured Products (8.9%)

Structured Products (8.9%)

AEP Texas Central Transition Funding LLC, Series 2006-A, Class A5, 5.306%, 7/1/21	1,183,000	1,248
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.422%, 2/14/43 IO	2,154,661	80
Banc of America Alternative Loan Trust, Series 2006-3, Class 1CB1, 6.00%, 4/25/36	92,697	56
Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	108,995	68

The Accompanying Notes are an Integral Part of the Financial Statements.

180 Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (8.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Corp., Series 2007-1, Class TA1A, 0.291%, 1/25/37	77,107	43
Banc of America Funding Corp., Series 2007-4, Class TA1A, 0.321%, 5/25/37	130,432	106
Banc of America Mortgage Securities, Inc., Series 2003-2, Class 1A5, 5.50%, 4/25/33	25,000	25
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4, 5.17%, 8/1/19	140,000	152
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	336,000	300
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB1, 5.50%, 8/25/34	39,033	34
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	44,633	44
Countrywide Alternative Loan Trust, Series 2003-J1, Class 1A8, 5.25%, 10/25/33	1,083,159	971
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-31, Class 2A1, 5.418%, 1/25/36	52,557	37
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	85,000	76
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A19, 6.00%, 8/25/37	132,409	110
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 3A9, 6.00%, 8/25/37	120,750	100
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	100,926	102
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	135,236	141
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	287,758	298
Federal Home Loan Mortgage Corp., Series 3065, Class TN, 4.50%, 10/15/33	89,640	93
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	186,715	197
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	27,659	29
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	105,932	111
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	104,941	110
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	34,962	37

Structured Products (8.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	112,484	119
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	23,152	25
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	153,003	163
Federal Home Loan Mortgage Corp., 5.50%, 4/1/22	335,589	356
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	111,132	117
Federal Home Loan Mortgage Corp., Series K001, Class A2, 5.651%, 4/25/16	347,905	381
Federal Home Loan Mortgage Corp., Series 2840, Class LK, 6.00%, 11/15/17	154,389	162
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.00%, 4/15/32	114,205	122
Federal National Mortgage Association, 4.50%, 6/1/19	275,554	287
Federal National Mortgage Association, 4.50%, 12/1/19	32,324	34
Federal National Mortgage Association, 4.50%, 7/1/20	149,032	155
Federal National Mortgage Association, 4.50%, 9/1/24	225,000	232
Federal National Mortgage Association, 5.00%, 3/1/20	126,896	133
Federal National Mortgage Association, 5.00%, 4/1/20	53,308	56
Federal National Mortgage Association, 5.00%, 5/1/20	206,437	217
Federal National Mortgage Association, 5.00%, 11/1/34	795,548	819
Federal National Mortgage Association, 5.00%, 4/1/35	117,534	121
Federal National Mortgage Association, 5.00%, 7/1/35	338,539	348
Federal National Mortgage Association, 5.00%, 10/1/35	61,109	63
Federal National Mortgage Association, 5.32%, 4/1/14	133,211	143
Federal National Mortgage Association, 5.38%, 1/1/17	151,000	161
Federal National Mortgage Association, 5.50%, 4/1/21	113,083	120
Federal National Mortgage Association, 5.50%, 10/1/34	384,212	404
Federal National Mortgage Association, 5.50%, 3/1/35	144,811	152
Federal National Mortgage Association, 5.50%, 7/1/35	59,173	62
Federal National Mortgage Association, 5.50%, 8/1/35	87,844	92

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 181

Asset Allocation Portfolio

Structured Products (8.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 9/1/35	955,052	1,004
Federal National Mortgage Association, 5.50%, 10/1/35	957,309	1,006
Federal National Mortgage Association, 5.50%, 11/1/35	740,537	778
Federal National Mortgage Association, 5.50%, 2/1/37	616,733	646
Federal National Mortgage Association, 5.50%, 4/1/38	1,124,242	1,178
Federal National Mortgage Association, 6.00%, 10/1/34	365,758	390
Federal National Mortgage Association, 6.00%, 11/1/34	284,434	303
Federal National Mortgage Association, 6.00%, 5/1/35	14,272	15
Federal National Mortgage Association, 6.00%, 6/1/35	2,393	3
Federal National Mortgage Association, 6.00%, 7/1/35	150,236	160
Federal National Mortgage Association, 6.00%, 10/1/35	109,081	116
Federal National Mortgage Association, 6.00%, 11/1/35	238,356	254
Federal National Mortgage Association, 6.00%, 9/1/36	102,171	109
Federal National Mortgage Association, Series 2002-W4, Class A4, 6.25%, 5/25/42	311,931	338
Federal National Mortgage Association, 6.50%, 1/1/39	773,473	829
Federal National Mortgage Association Aces, Series 2006-M1, Class C, 5.355%, 2/25/16	555,000	591
Final Maturity Amortizing Notes, Series 2004-1, Class 1, 4.45%, 8/25/12	309,675	328
First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	154,042	140
Ford Credit Auto Owner Trust, Series 2009-D, Class D, 8.14%, 2/15/16 144A	300,000	313
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	40,000	34
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class GGA, 5.893%, 7/12/38 144A	30,000	29
Greenwich Capital Commerical Funding Corp., Series 2006-FL4A, Class A1, 0.325%, 11/5/21 144A	27,242	23
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4A, 5.721%, 3/18/51 144A	522,000	470

Structured Products (8.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, 6.53%, 7/14/16 144A	47,000	49
LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class F, 7.272%, 7/14/16 144A	140,000	136
Louisiana Public Facilities Authority, Series 2008-EGSL, Class A3, 6.55%, 8/1/20	150,000	161
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 6/1/15	60,630	66
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.25%, 12/25/24	48,751	50
Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Class A2A, 0.301%, 1/25/37	148,617	61
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A, 4.92%, 5/15/13 144A	387,000	390
Residential Funding Mortgage Securities I, Inc., Series 2003-S18, Class A1, 4.50%, 10/25/18	26,621	26
TBW Mortgage Backed Pass Through Certificates, Series 2007-1, Class A1, 0.321%, 3/25/37	125,649	100
Thornburg Mortgage Securities Trust, Series 2007-1, Class A1, 0.341%, 3/25/37	108,959	102
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.351%, 10/25/46	138,910	136
Thornburg Mortgage Securities Trust, Series 2007-2, Class A3A, 0.366%, 6/25/37	164,239	161
Washington Mutual Alternative Mortgage Pass-Through Certficates, Series 2006-6, Class 4A, 6.793%, 11/25/34	54,709	49
Washington Mutual Commercial Mortgage Securities Trust, Series 2003-C1A, Class A, 3.83%, 1/25/35 144A	76,364	76
Wells Fargo Mortgage Backed Securities Trust, Series 2003-12, Class A1, 4.75%, 11/25/18	9,776	10
Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A1, 5.00%, 1/25/20	58,862	59
Wells Fargo Mortgage Backed Securities Trust, Series 2005-7, Class A1, 5.25%, 9/25/35	208,649	191
Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 1A1, 5.50%, 11/25/35	184,473	169

Total Structured Products (Cost: $20,156)		20,661

The Accompanying Notes are an Integral Part of the Financial Statements.

182 Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Aerospace/Defense (0.2%)
	Alliant Techsystems, Inc., 6.75%, 4/1/16	70,000	69
	Bombardier, Inc., 8.00%, 11/15/14 144A	45,000	47
	Colt Defense LLC/Colt Finance Corp., 8.75%, 11/15/17 144A	60,000	62
(c)	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, 4/1/15	112,149	68
	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.75%, 4/1/17	65,000	40
	L-3 Communications Corp., 6.375%, 10/15/15	240,000	241
	Spirit AeroSystems, Inc., 7.50%, 10/1/17 144A	20,000	20

	Total		547

	Autos/Vehicle Parts (0.4%)
	American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 144A	60,000	61
	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	180,000	152
	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	110,000	111
	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	45,000	45
	Ford Motor Credit Co. LLC, 8.125%, 1/15/20	205,000	202
	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	50,000	52
	(d) General Motors Corp., 7.20%, 1/15/11	30,000	8
	(d) General Motors Corp., 8.375%, 7/15/33	120,000	32
	The Goodyear Tire & Rubber Co., 10.50%, 5/15/16	75,000	83
	Navistar International Corp., 8.25%, 11/1/21	45,000	46
	TRW Automotive, Inc., 7.25%, 3/15/17 144A	50,000	49
	TRW Automotive, Inc., 8.875%, 12/1/17 144A	60,000	62
(d)	Visteon Corp., 8.25%, 8/1/10	75,000	20
(d)	Visteon Corp., 12.25%, 12/31/16 144A	50,000	21

	Total		944

	Basic Materials (1.2%)
(d)	Abitibi-Consolidated Co. of Canada, 15.50%, 7/15/10 144A	70,000	14
	Arch Coal, Inc., 8.75%, 8/1/16 144A	55,000	58
	Ashland, Inc., 9.125%, 6/1/17 144A	55,000	60
	Ball Corp., 7.125%, 9/1/16	30,000	31
	Ball Corp., 7.375%, 9/1/19	25,000	26
	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., 8.25%, 11/15/15 144A	50,000	50
	Boise Paper Holdings LLC/Boise Paper Holdings/Boise Finance Co., 9.00%, 11/1/17 144A	40,000	41
	BWAY Corp., 10.00%, 4/15/14 144A	40,000	42
	Cascades, Inc., 7.75%, 12/15/17 144A	35,000	35
	Cascades, Inc., 7.875%, 1/15/20 144A	60,000	61
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, 12/15/17 144A	30,000	30
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19 144A	30,000	31
	Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	50,000	52
	Essar Steel Algoma, Inc., 9.375%, 3/15/15 144A	35,000	35
	FMG Finance Property, Ltd., 10.625%, 9/1/16 144A	185,000	205
	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	15,000	16
	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	35,000	38
	Georgia-Pacific LLC, 7.125%, 1/15/17 144A	52,000	53
	Georgia-Pacific LLC, 8.25%, 5/1/16 144A	65,000	69
	Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 1/1/17 144A	50,000	49

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Basic Materials continued
	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	35,000	36
	Graphic Packaging International, Inc., 9.50%, 8/15/13	65,000	67
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	110,000	108
	Huntsman International LLC, 5.50%, 6/30/16 144A	35,000	31
	Huntsman International LLC, 7.375%, 1/1/15	55,000	53
	Invista, 9.25%, 5/1/12 144A	55,000	56
	JohnsonDiversey, Inc., 8.25%, 11/15/19 144A	55,000	56
	McJunkin Red Man Corp., 9.50%, 12/15/16 144A	100,000	98
	Murray Energy Corp., 10.25%, 10/15/15 144A	45,000	45
	Nalco Co., 8.25%, 5/15/17 144A	60,000	64
	NewPage Corp., 10.00%, 5/1/12	60,000	43
	NewPage Corp., 11.375%, 12/31/14 144A	155,000	157
	Novelis, Inc., 7.25%, 2/15/15	162,000	154
	Owens-Brockway Glass Container, Inc., 7.375%, 5/15/16	65,000	67
	Peabody Energy Corp., 7.375%, 11/1/16	15,000	15
	Peabody Energy Corp., 7.875%, 11/1/26	90,000	91
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 144A	105,000	107
(d)	Smurfit-Stone Container Enterprises, Inc., 8.00%, 3/15/17	55,000	49
(d)	Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/12	75,000	66
	Solutia, Inc., 8.75%, 11/1/17	25,000	26
	Teck Resources, Ltd., 9.75%, 5/15/14	100,000	115
	Teck Resources, Ltd., 10.25%, 5/15/16	25,000	29
	Teck Resources, Ltd., 10.75%, 5/15/19	75,000	90
	Terra Capital, Inc., 7.75%, 11/1/19 144A	60,000	64
	Texas Industries, Inc., 7.25%, 7/15/13	35,000	34
	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14	60,000	57

	Total		2,774

	Building Materials (0.0%)
	Cemex Finance LLC, 9.50%, 12/14/16 144A	40,000	42

	Total		42

	Capital Goods (0.2%)
	Case New Holland, Inc., 7.125%, 3/1/14	80,000	81
	Case New Holland, Inc., 7.75%, 9/1/13 144A	35,000	36
	Da-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	45
	RSC Equipment Rental, Inc., 9.50%, 12/1/14	123,000	123
	RSC Equipment Rental, Inc., 10.00%, 7/15/17 144A	70,000	76
	Terex Corp., 8.00%, 11/15/17	55,000	53
	United Rentals North America, Inc., 10.875%, 6/15/16	70,000	76

	Total		490

	Consumer Products/Retailing (0.4%)
	Hanesbrands, Inc., 8.00%, 12/15/16	25,000	25
	Levi Strauss & Co., 8.875%, 4/1/16	90,000	94
	Limited Brands, Inc., 8.50%, 6/15/19 144A	75,000	81
	The Neiman Marcus Group, Inc., 10.375%, 10/15/15	120,000	118
	Revlon Consumer Products Corp., 9.75%, 11/15/15 144A	50,000	52
	Rite Aid Corp., 7.50%, 3/1/17	86,000	81
	Rite Aid Corp., 9.375%, 12/15/15	45,000	40

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 183

Asset Allocation Portfolio

Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
Rite Aid Corp., 10.25%, 10/15/19 144A	20,000	21
Rite Aid Corp., 10.375%, 7/15/16	35,000	37
SUPERVALU, Inc., 7.50%, 11/15/14	80,000	81
SUPERVALU, Inc., 8.00%, 5/1/16	65,000	66
Tops Markets LLC, 10.125%, 10/15/15 144A	60,000	62
Toys R Us Property Co. I LLC, 10.75%, 7/15/17 144A	60,000	66
Toys R Us Property Co. LLC, 8.50%, 12/1/17 144A	60,000	61
Warnaco, Inc., 8.875%, 6/15/13	3,000	3

Total		888

Energy (1.2%)
Basic Energy Services, Inc., 7.125%, 4/15/16	60,000	50
Basic Energy Services, Inc., 11.625%, 8/1/14	25,000	27
Chesapeake Energy Corp., 6.375%, 6/15/15	58,000	57
Chesapeake Energy Corp., 6.625%, 1/15/16	99,000	98
Chesapeake Energy Corp., 7.25%, 12/15/18	55,000	55
Chesapeake Energy Corp., 7.50%, 9/15/13	45,000	46
Chesapeake Energy Corp., 9.50%, 2/15/15	50,000	55
Cimarex Energy Co., 7.125%, 5/1/17	80,000	81
Compagnie Generale de Geophysique-Veritas, 7.50%, 5/15/15	33,000	33
Compagnie Generale de Geophysique-Veritas, 9.50%, 5/15/16 144A	70,000	75
Connacher Oil and Gas, Ltd., 10.25%, 12/15/15 144A	60,000	55
El Paso Corp., 7.00%, 6/15/17	110,000	109
El Paso Corp., 7.25%, 6/1/18	90,000	89
El Paso Corp., 7.75%, 1/15/32	90,000	85
El Paso Corp., 8.25%, 2/15/16	35,000	37
Forest Oil Corp., 7.25%, 6/15/19	90,000	89
Forest Oil Corp., 8.50%, 2/15/14 144A	35,000	37
Headwaters, Inc., 11.375%, 11/1/14 144A	25,000	26
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16 144A	100,000	102
Holly Corp., 9.875%, 6/15/17 144A	15,000	16
Key Energy Services, Inc., 8.375%, 12/1/14	85,000	85
Linn Energy LLC, 9.875%, 7/1/18	55,000	58
Linn Energy LLC, 11.75%, 5/15/17 144A	60,000	67
Mariner Energy, Inc., 8.00%, 5/15/17	34,000	33
Mariner Energy, Inc., 11.75%, 6/30/16	50,000	56
Newfield Exploration Co., 6.625%, 4/15/16	25,000	25
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 6/1/16 144A	25,000	27
OPTI Canada, Inc., 8.25%, 12/15/14	135,000	111
OPTI Canada, Inc., 9.00%, 12/15/12 144A	25,000	26
Petrohawk Energy Corp., 7.875%, 6/1/15	35,000	35
Petrohawk Energy Corp., 9.125%, 7/15/13	88,000	92
Petrohawk Energy Corp., 10.50%, 8/1/14	25,000	27
Pioneer Natural Resources Co., 6.875%, 5/1/18	110,000	109
Pioneer Natural Resources Co., 7.50%, 1/15/20	70,000	70
Plains Exploration & Production Co., 7.00%, 3/15/17	55,000	54
Plains Exploration & Production Co., 7.625%, 6/1/18	35,000	36
Plains Exploration & Production Co., 7.75%, 6/15/15	40,000	41
Plains Exploration & Production Co., 8.625%, 10/15/19	55,000	56
Range Resources Corp., 6.375%, 3/15/15	27,000	27
Range Resources Corp., 7.25%, 5/1/18	10,000	10
Range Resources Corp., 7.50%, 5/15/16	15,000	15

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	SandRidge Energy, Inc., 8.00%, 6/1/18 144A	35,000	34
	SandRidge Energy, Inc., 8.75%, 1/15/20 144A	70,000	70
	SandRidge Energy, Inc., 9.875%, 5/15/16 144A	65,000	68
	SESI LLC, 6.875%, 6/1/14	85,000	84
	Southwestern Energy Co., 7.50%, 2/1/18	70,000	74
	Swift Energy Co., 8.875%, 1/15/20	65,000	67
	W&T Offshore, Inc., 8.25%, 6/15/14 144A	85,000	81
	Whiting Petroleum Corp., 7.25%, 5/1/13	73,000	74

	Total		2,834

	Financials (0.6%)
	Bank of America Corp., 8.125%, 12/29/49	25,000	24
	Crum & Forster Holdings Corp., 7.75%, 5/1/17	64,000	61
	E*TRADE Financial Corp., 0.00%, 8/31/19	100,000	169
	E*TRADE Financial Corp., 7.875%, 12/1/15	100,000	93
	General Motors Acceptance Corp., Inc., 6.875%, 9/15/11	50,000	49
	General Motors Acceptance Corp., Inc., 6.875%, 8/28/12	70,000	68
	General Motors Acceptance Corp., Inc., 7.25%, 3/2/11	205,000	205
	General Motors Acceptance Corp., Inc., 8.00%, 11/1/31 144A	113,000	102
	International Lease Finance Corp., 4.75%, 1/13/12	100,000	84
	International Lease Finance Corp., 5.875%, 5/1/13	30,000	24
	LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	37
(d)	Lehman Brothers Holdings, Inc., 5.50%, 4/4/16	35,000	7
(d)	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18	25,000	5
	Petroplus Finance, Ltd., 7.00%, 5/1/17 144A	42,000	38
	SLM Corp., 5.375%, 1/15/13	10,000	9
	SLM Corp., 5.375%, 5/15/14	35,000	32
	SLM Corp., 5.45%, 4/25/11	170,000	170
	SLM Corp., 8.45%, 6/15/18	105,000	104
	Wells Fargo & Co., 7.98%, 3/28/49	40,000	40
	Wells Fargo Capital XIII, 7.70%, 12/29/49	125,000	121

	Total		1,442

	Foods (0.4%)
	Bumble Bee Foods LLC, 7.75%, 12/15/15 144A	35,000	35
	Chiquita Brands International, 7.50%, 11/1/14	70,000	69
	Constellation Brands, Inc., 7.25%, 9/1/16	170,000	173
	Constellation Brands, Inc., 7.25%, 5/15/17	20,000	20
	Constellation Brands, Inc., 8.375%, 12/15/14	40,000	43
	Cott Beverages, Inc., 8.375%, 11/15/17 144A	70,000	72
	Dole Food Co., 8.00%, 10/1/16 144A	50,000	51
	Dole Food Co., 13.875%, 3/15/14 144A	30,000	36
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15 144A	25,000	25
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 4/1/15	55,000	56
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/17	65,000	68
	Smithfield Foods, Inc., 7.75%, 5/15/13	53,000	52
	Smithfield Foods, Inc., 7.75%, 7/1/17	60,000	55
	Smithfield Foods, Inc., 10.00%, 7/15/14 144A	60,000	65

	Total		820

	Gaming/Leisure/Lodging (0.8%)
	AMC Entertainment, Inc., 8.75%, 6/1/19	65,000	66
	AMC Entertainment, Inc., 11.00%, 2/1/16	54,000	57
	Cinemark USA, Inc., 8.625%, 6/15/19 144A	25,000	26
	Corrections Corp. of America, 7.75%, 6/1/17	80,000	82
	FelCor Lodging LP, Inc., 10.00%, 10/1/14 144A	50,000	50
	The Geo Group, Inc., 7.75%, 10/15/17 144A	15,000	15

The Accompanying Notes are an Integral Part of the Financial Statements.

184 Asset Allocation Portfolio

Asset Allocation Portfolio

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Gaming/Leisure/Lodging continued
	Harrah’s Operating Co., 10.00%, 12/15/18 144A	143,000	115
	Harrah’s Operating Co., Inc., 11.25%, 6/1/17 144A	80,000	84
	Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., 11.25%, 6/1/17 144A	100,000	105
	The Hertz Corp., 8.875%, 1/1/14	60,000	61
	Host Hotels & Resorts LP, 7.125%, 11/1/13	170,000	173
	Las Vegas Sands Corp., 6.375%, 2/15/15	135,000	119
	MGM MIRAGE, Inc., 6.75%, 9/1/12	65,000	58
	MGM MIRAGE, Inc., 7.50%, 6/1/16	145,000	113
	MGM MIRAGE, Inc., 8.375%, 2/1/11	85,000	81
	MGM MIRAGE, Inc., 11.125%, 11/15/17 144A	70,000	78
	Mohegan Tribal Gaming Authority, 6.875%, 2/15/15	95,000	62
	Mohegan Tribal Gaming Authority, 8.00%, 4/1/12	30,000	26
	NetFlix, Inc., 8.50%, 11/15/17 144A	20,000	21
	Penn National Gaming, Inc., 8.75%, 8/15/19 144A	40,000	41
	Pinnacle Entertainment, Inc., 8.625%, 8/1/17 144A	25,000	25
	Scientific Games International, Inc., 9.25%, 6/15/19 144A	25,000	26
	Seminole Hard Rock Entertainment, Inc., 2.75%, 3/15/14 144A	45,000	37
	Speedway Motorsports, Inc., 8.75%, 6/1/16	50,000	53
	Universal City Development Partners, Ltd., 8.875%, 11/15/15 144A	40,000	39
	Universal City Development Partners, Ltd., 10.875%, 11/15/16 144A	20,000	20
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/1/14	140,000	135

	Total		1,768

	Health Care/Pharmaceuticals (0.8%)
	Apria Healthcare Group, Inc., 12.375%, 11/1/14 144A	50,000	55
(c)	Biomet, Inc., 10.375%, 10/15/17	110,000	119
	Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 144A	65,000	69
	Boston Scientific Corp., 4.50%, 1/15/15	65,000	65
	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	175,000	181
	DaVita, Inc., 7.25%, 3/15/15	85,000	85
	Elan Corp. PLC, 8.75%, 10/15/16 144A	35,000	33
	FMC Finance III SA, 6.875%, 7/15/17	45,000	45
	Fresenius US Finance II, Inc., 9.00%, 7/15/15 144A	35,000	39
	HCA, Inc., 7.875%, 2/15/20 144A	50,000	52
	HCA, Inc., 8.50%, 4/15/19 144A	50,000	54
	HCA, Inc., 9.125%, 11/15/14	58,000	61
	HCA, Inc., 9.25%, 11/15/16	188,000	202
(c)	HCA, Inc., 9.625%, 11/15/16	91,000	99
	HCA, Inc., 9.875%, 2/15/17 144A	10,000	11
	Health Management Associates, Inc., 6.125%, 4/15/16	85,000	80
	Quintiles Transnational Corp., 9.50%, 12/30/14 144A	35,000	35
	Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	47
	Service Corp. International, 6.75%, 4/1/15	20,000	20
	Service Corp. International, 6.75%, 4/1/16	60,000	58
	Service Corp. International, 7.375%, 10/1/14	15,000	15
	Service Corp. International, 8.00%, 11/15/21	40,000	39
	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 144A	75,000	76
	Tenet Healthcare Corp., 8.875%, 7/1/19 144A	105,000	113
	US Oncology, Inc., 9.125%, 8/15/17	60,000	63
	Valeant Pharmaceuticals International, 8.375%, 6/15/16 144A	30,000	31

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Health Care/Pharmaceuticals continued
	Ventas Realty LP/Ventas Capital Corp., 6.50%, 6/1/16	130,000	125

	Total		1,872

	Media (1.1%)
	Belo Corp., 8.00%, 11/15/16	20,000	21
	CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	87,818	103
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	105,000	108
	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 144A	130,000	131
	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 144A	80,000	82
	CSC Holdings, Inc., 7.875%, 2/15/18	132,000	137
	CSC Holdings, Inc., 8.50%, 4/15/14 144A	20,000	21
	CSC Holdings, Inc., 8.625%, 2/15/19 144A	35,000	38
(d)	Dex Media West LLC/Dex Media West Finance Co., 8.50%, 8/15/10	50,000	54
(d)	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 8/15/13	105,000	33
	DirecTV Holdings LLC/DirecTV Financing Co., 4.75%, 10/1/14 144A	40,000	41
	DISH DBS Corp., 7.125%, 2/1/16	85,000	87
	DISH DBS Corp., 7.75%, 5/31/15	80,000	84
	DISH DBS Corp., 7.875%, 9/1/19	215,000	225
	Intelsat Corp., 9.25%, 8/15/14	55,000	57
	Intelsat Jackson Holdings, Ltd., 8.50%, 11/1/19 144A	75,000	77
	Intelsat Jackson Holdings, Ltd., 11.25%, 6/15/16	55,000	60
	Intelsat Subsidiary Holding Co., 8.875%, 1/15/15 144A	10,000	10
	Intelsat, Ltd., 7.625%, 4/15/12	70,000	69
	Lamar Media Corp., 6.625%, 8/15/15	125,000	121
	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	25,000	25
	Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19 144A	35,000	36
	Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16	30,000	34
	Nielsen Finance LLC/Nielsen Finance Co., 11.625%, 2/1/14	35,000	39
	Quebecor Media, Inc., 7.75%, 3/15/16	90,000	90
	QVC, Inc., 7.50%, 10/1/19 144A	150,000	153
	Sirius XM Radio, Inc., 9.75%, 9/1/15 144A	10,000	11
	Sun Media Corp., 7.625%, 2/15/13	5,000	5
	Univision Communications, Inc., 12.00%, 7/1/14 144A	45,000	50
	UPC Germany GmbH, 8.125%, 12/1/17 144A	120,000	121
	Videotron Ltee, 6.375%, 12/15/15	25,000	24
	Videotron Ltee, 6.875%, 1/15/14	70,000	70
	Videotron Ltee, 9.125%, 4/15/18	15,000	16
	Virgin Media Finance PLC, 8.375%, 10/15/19	50,000	51
	Virgin Media Finance PLC, 9.50%, 8/15/16	135,000	145
	XM Satellite Radio, Inc., 11.25%, 6/15/13 144A	40,000	43

	Total		2,472

	Real Estate (0.1%)
	Colonial Realty LP, 6.05%, 9/1/16	20,000	18
	DuPont Fabros Technology LP, 8.50%, 12/15/17 144A	85,000	86
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.125%, 2/15/13	100,000	102
	iStar Financial, Inc., 5.15%, 3/1/12	75,000	46

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 185

Asset Allocation Portfolio

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Real Estate continued
	iStar Financial, Inc., 8.625%, 6/1/13	30,000	19

	Total		271

	Services (0.1%)
	Aquilex Holdings LLC/Acquilex Finance Corp., 11.125%, 12/15/16 144A	15,000	15
	ARAMARK Corp., 8.50%, 2/1/15	70,000	72
	The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	25,000	28
	WCA Waste Corp., 9.25%, 6/15/14	65,000	65

	Total		180

	Technology (0.2%)

	First Data Corp., 9.875%, 9/24/15	100,000	93
(c)	Freescale Semiconductor, Inc., 9.125%, 12/15/14	64,970	57
	Iron Mountain, Inc., 7.75%, 1/15/15	70,000	70
	Iron Mountain, Inc., 8.00%, 6/15/20	115,000	117
	Iron Mountain, Inc., 8.375%, 8/15/21	40,000	41
	SunGard Data Systems, Inc., 9.125%, 8/15/13	45,000	46
	SunGard Data Systems, Inc., 10.625%, 5/15/15	65,000	72
	Unisys Corp., 12.75%, 10/15/14 144A	29,000	34
	Unisys Corp., 14.25%, 9/15/15 144A	25,000	29
	ViaSat, Inc., 8.875%, 9/15/16 144A	15,000	16

	Total		575

	Telecommunications (1.1%)

	Cincinnati Bell, Inc., 8.25%, 10/15/17	90,000	91
	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 144A	235,000	238
	Cricket Communications, Inc., 7.75%, 5/15/16	65,000	65
	Cricket Communications, Inc., 10.00%, 7/15/15	70,000	71
	Crown Castle International Corp., 7.125%, 11/1/19	75,000	74
	Crown Castle International Corp., 9.00%, 1/15/15	15,000	16
	Digicel Group, Ltd., 8.25%, 9/1/17 144A	75,000	73
	Frontier Communications Corp., 8.125%, 10/1/18	75,000	76
	Frontier Communications Corp., 8.25%, 5/1/14	85,000	89
	Frontier Communications Corp., 9.00%, 8/15/31	95,000	93
	GCI, Inc., 8.625%, 11/15/19 144A	85,000	86
	MetroPCS Wireless, Inc., 9.25%, 11/1/14	85,000	86
	Nextel Communications, Inc., 6.875%, 10/31/13	65,000	63
	NII Capital Corp., 8.875%, 12/15/19 144A	75,000	73
	Qwest Communications International, Inc., 8.00%, 10/1/15 144A	75,000	77
	Qwest Corp., 6.50%, 6/1/17	85,000	84
	Qwest Corp., 7.50%, 10/1/14	16,000	17
	Qwest Corp., 7.625%, 6/15/15	55,000	57
	Qwest Corp., 8.375%, 5/1/16	45,000	48
	SBA Telecommunications, Inc., 8.00%, 8/15/16 144A	50,000	52
	SBA Telecommunications, Inc., 8.25%, 8/15/19 144A	35,000	37
	Sprint Capital Corp., 6.90%, 5/1/19	125,000	115
	Sprint Capital Corp., 8.375%, 3/15/12	60,000	62
	Sprint Nextel Corp., 6.00%, 12/1/16	120,000	109
	Sprint Nextel Corp., 8.375%, 8/15/17	130,000	133
	Wind Acquisition Finance SA, 11.75%, 7/15/17 144A	100,000	109
	Wind Acquisition Holdings Finance SpA, 12.25%, 7/15/17 144A	75,000	74
	Windstream Corp., 7.00%, 3/15/19	55,000	51
	Windstream Corp., 7.875%, 11/1/17 144A	120,000	119
	Windstream Corp., 8.625%, 8/1/16	95,000	97

	Total		2,435

	Below Investment Grade Segment (9.7%)	Shares/ $ Par	Value $ (000’s)

	Transportation (0.2%)

	Kansas City Southern de Mexico SAB de CV, 7.375%, 6/1/14	95,000	93
	Kansas City Southern de Mexico SAB de CV, 9.375%, 5/1/12	67,000	69
	Stena AB, 7.50%, 11/1/13	215,000	207

	Total		369

	Utilities (0.7%)
	The AES Corp., 7.75%, 10/15/15	110,000	112
	The AES Corp., 8.00%, 10/15/17	65,000	67
	The AES Corp., 8.00%, 6/1/20	55,000	56
	CenterPoint Energy, Inc., 6.50%, 5/1/18	20,000	21
	CMS Energy Corp., 6.875%, 12/15/15	100,000	100
	CMS Energy Corp., 8.75%, 6/15/19	20,000	22
	Duquesne Light Holdings, Inc., 5.50%, 8/15/15	55,000	52
	Dynegy Holdings, Inc., 7.50%, 6/1/15	45,000	42
	Dynegy Holdings, Inc., 7.75%, 6/1/19	65,000	56
	Dynegy Holdings, Inc., 8.375%, 5/1/16	110,000	104
	Edison Mission Energy, 7.00%, 5/15/17	90,000	71
	Edison Mission Energy, 7.20%, 5/15/19	149,000	113
	Elwood Energy LLC, 8.159%, 7/5/26	83,923	77
	Energy Future Holdings Corp., 10.875%, 11/1/17	150,000	123
	Indiantown Cogeneration LP, 9.77%, 12/15/20	130,000	128
	Mirant Americas Generation LLC, 8.50%, 10/1/21	165,000	157
	NRG Energy, Inc., 7.375%, 2/1/16	45,000	45
	NRG Energy, Inc., 7.375%, 1/15/17	66,000	66
	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 144A	81,000	72
	RRI Energy, Inc., 7.625%, 6/15/14	70,000	69
	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15	225,000	182

	Total		1,735

	Total Below Investment Grade Segment (Cost: $21,546)		22,458

	Short-Term Investments (14.7%)

	Federal Government & Agencies (4.6%)

(b)	Federal Home Loan Bank, 0.085%, 1/13/10	5,500,000	5,500
	Federal Home Loan Bank, 0.105%, 2/19/10	3,000,000	2,999
(b)	Federal Home Loan Bank, 0.11%, 1/11/10	2,300,000	2,300

	Total		10,799

	Finance Lessors (1.3%)

	Gemini Securitization Corp. LLC, 0.17%, 1/7/10	3,000,000	3,000

	Total		3,000

	Finance Services (2.6%)

	Barton Capital LLC, 0.21%, 1/6/10	3,000,000	3,000
	Liberty Street Funding LLC, 0.15%, 1/4/10	3,000,000	3,000

	Total		6,000

The Accompanying Notes are an Integral Part of the Financial Statements.

186 Asset Allocation Portfolio

Asset Allocation Portfolio

Short-Term Investments (14.7%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (1.3%)
Park Avenue Receivables Corp., 0.16%, 1/20/10	3,000,000	3,000

Total		3,000

Oil and Gas (0.8%)

Devon Energy Corp., 0.14%, 1/4/10	1,900,000	1,900

Total		1,900

Personal Credit Institutions (1.5%)

Bryant Park Funding LLC, 0.17%, 1/19/10	3,500,000	3,499

Total		3,499

Short Term Business Credit (2.6%)

Atlantic Asset Securitization LLC, 0.18%, 1/15/10	3,000,000	3,000
Ranger Funding Co. LLC, 0.14%, 1/7/10	3,000,000	3,000

Total		6,000

Total Short-Term Investments (Cost: $34,198)		34,198

Total Investments (99.3%) (Cost: $214,656)(a)		230,901

Other Assets, Less Liabilities (0.7%)		1,553

Net Assets (100.0%)		232,454

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 187

Asset Allocation Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009 the value of these securities (in thousands) was $10,341 representing 4.45% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2009 the aggregate cost of securities for federal tax purposes (in thousands) was $216,155 and the net unrealized appreciation of investments based on that cost was $14,746 which is comprised of $22,028 aggregate gross unrealized appreciation and $7,282 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long) (Total Notional Value at December 31, 2009, $1,425)	4	3/10	$24
Russell 2000 Mini Index Futures (Long) (Total Notional Value at December 31, 2009, $1,513)	25	3/10	47
S&P 500 Index Futures (Long) (Total Notional Value at December 31, 2009, $2,490)	9	3/10	9
U.S. Long Bond (CBT) Commodity (Long) (Total Notional Value at December 31, 2009, $116)	1	3/10	(1)
U.S. Ten-Year Treasury Note (Short) (Total Notional Value at December 31, 2009, $4,267)	36	3/10	111
U.S. Two-Year Treasury Note (Long) (Total Notional Value at December 31, 2009, $3,044)	14	3/10	(16)

(c)	PIK - Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond

(j)	Swap agreements outstanding on December 31, 2009.

Total Return Swaps

CounterParty	Reference	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Credit Suisse International	Russell 1000 Value Index	3 Month USD- LIBOR - 5 Basis Points (Bps)	Russell 1000 Value Index Total Return	2/10	26,000	$1,117
Credit Suisse International	Russell 1000 Growth Index	Russell 1000 Growth Index Total Return	3 Month USD- LIBOR - 20 Bps	2/10	26,000	(1,468)
Goldman Sachs International	MSCI Daily Net EAFE Index	3 Month USD- LIBOR - 25 Bps	MSCI Daily Net EAFE Index Total Return	8/10	24,203	217
JPMorgan Chase Bank, N.A.	Russell 2000 Growth Biotechnology Industry Index	3 Month USD- LIBOR - 70 Bps	Russell 2000 Growth Biotechnology Industry Index Total Return	12/10	140	5

						$(129)

The Accompanying Notes are an Integral Part of the Financial Statements.

188 Asset Allocation Portfolio

Asset Allocation Portfolio

(k)	Cash with an aggregate value of $1,070 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2009.

(n)	At December 31, 2009 portfolio securities with an aggregate value of $65 (in thousands) were valued with reference to securities whose values are more readily available.

(p)	Restricted securities (excluding 144A issues) on December 31, 2009.

Description	Acquisition Date	Cost (000's)	Value (000's)	Value as a Percentage of Net Assets
Charter Communications, Inc. - Class A (2,273 restricted shares)	11/30/09	$57	$79	0.03%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2009. See Note 2 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$109,285	$-	$-
Foreign Common Stocks	11,990	-	-
Preferred Stocks	19	-	-
US Government & Agency Bonds	-	22,610	-
Corporate Bonds	-	31,763	-
Foreign Bonds	-	224	-
Municipal Bonds	-	151	-
Structured Products	-	20,661	-
Short-Term Investments	-	34,198	-
Other Financial Instruments^	191	1,339	-
Liabilities:
Other Financial Instruments^	(17)	(1,468)	-
Total	$ 121,468	$ 109,478	$ -

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio 189

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

33%: Barclays Capital® Global Aggregate — Credit Component, Hedged USD, Merrill Lynch® Global High- Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global — The benchmark is an equally weighted blend of the following three indexes: Barclays Capital® Global Aggregate —Credit Component, Hedged USD, Merrill Lynch® Global High Yield BB-B Rated Constrained Index and JPMorgan® EMBI Global. The Barclays Capital® Global Aggregate — Credit Component, Hedged USD Index provides a broad-based measure of the global investment grade fixed income markets. The Merrill Lynch® Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling, and euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. JPMorgan® EMBI Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays Capital® U.S. Aggregate Index (25%), and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indexes that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays Capital®

U.S. Aggregate Index (45%) and the Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays Capital® U.S. Aggregate 1-3 Years Index — The Barclays Capital® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays Capital® U.S. Aggregate Index — The Barclays Capital® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays Capital® U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays Capital® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. dollar denominated, non-convertible, fixed rate, noninvestment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Barclays Capital® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Barclays Capital® Global Credit Hedged USD Index — The Barclays Capital® Global Credit Hedged USD Index is an unmanaged index composed of investment grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays Capital® Long-Term U.S. Treasury Index — The Barclays Capital® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

190 Benchmark Definitions

Benchmark Definitions (unaudited)

Citigroup® High Yield Cash Pay Index — The Citigroup® High Yield Cash Pay Index is an unmanaged index that captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

Citigroup® U.S. Broad Investment Grade Bond Index — The Citigroup® U.S. Broad Investment Grade Bond Index is an unmanaged index designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer.

Citigroup® U.S. Inflation-Linked Securities Index — The Citigroup® U.S. Inflation-Linked Securities Index is an unmanaged index designed to track the performance of U.S. Treasury and Inflation-Protected Securities (TIPS) with fixed rate coupon payments that are adjusted for inflation as measured by the Consumer Price Index (CPI). The index is market capitalization weighted and includes U.S. Treasury Inflation-Protected issues with a maturity of one year or longer.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper®, Inc.

MSCI EAFE® (Europe-Australia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float- adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float- adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization- weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2500™Value Index — The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index — The Russell 2500™ Index is an unmanaged index that measures the performance of the 2500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index.

Benchmark Definitions 191

Benchmark Definitions (unaudited)

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P® Global ex-US LargeMidCap Index — The S&P® Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P® Global Broad Market Index (BMI), by capitalization. The S&P® Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

192 Benchmark Definitions

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193

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2009

(in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Investments, at Value (1)	$535,480	$266,047	$379,445	$47,047	$1,476,572
Cash & Cash Equivalents	91	159	72	51	6
Foreign Currency, at Value (2)	—	—	—	—	—
Collateral for Derivative Positions	—	—	—	—	—
Receivables:
Portfolio Shares Sold	64	147	96	11	412
Investment Securities Sold	—	—	—	25	—
Futures Variation Margin	—	—	—	—	—
Outstanding Options Written, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—
Foreign Currency Sold	—	—	—	—	—
Due from Investment Advisor	—	—	—	—	—
Prepaid Expenses and Other Assets	9	4	7	—	23
Dividends and Interest	497	61	404	77	1,951

Total Assets	536,141	266,418	380,024	47,211	1,478,964

Liabilities
Payables:
Portfolio Shares Redeemed	156	45	57	18	429
Investment Securities Purchased	—	1,249	—	124	—
Futures Variation Margin	248	—	9	—	222
Outstanding Options Written, at Value	—	—	—	—	—
Securities Sold Short, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—
Foreign Currency Purchased	—	—	—	—	—
Collateral for Securities on Loan (3)	—	—	—	—	—
Investment Advisory Fees	193	170	141	30	250
Accrued Expenses	9	8	8	8	11

Total Liabilities	606	1,472	215	180	912

Net Assets	$535,535	$264,946	$379,809	$47,031	$1,478,052

Represented By:
Aggregate Paid in Capital (8), (9)	$522,410	$242,219	$477,878	$58,365	$1,308,003

Undistributed Net Investment Income (Loss)	4,233	—	4,462	—	29,645
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(54,860)	(14,474)	(131,045)	(15,622)	3,494

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	63,665	37,201	28,511	4,288	136,828
Futures Contracts	87	—	3	—	82
Options Written	—	—	—	—	—
Short Sales	—	—	—	—	—
Swap Contracts	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—

Net Assets for Shares Outstanding (9)	$535,535	$264,946	$379,809	$47,031	$1,478,052

Net Asset Value, Offering and Redemption Price per Share	$1.92	$1.70	$1.12	$0.69	$2.33

(1) Investments, at Cost	$471,815	$228,846	$350,934	$42,759	$1,339,744
(2) Foreign Currency, at Cost	—	—	—	—	—
(3) Securities on Loan	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—
(5) Proceeds Received from Short Sales	—	—	—	—	—
(6) Premiums Paid on Swap Contracts	—	—	—	—	—
(7) Premiums Received from Swap Contracts	—	—	—	—	—
(8) Shares Outstanding	279,450	155,503	340,628	68,316	634,213
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

194 Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$45,676	$360,797	$203,504	$856,450	$399,533	$95,091	$348,677	$29,747	$308,662
—	37	57	51	91	—	13	409	81
—	—	—	—	—	—	—	—	—
130	—	—	—	—	—	1,240	620	—

53	100	43	154	110	45	81	40	81
—	—	315	—	1,098	927	—	—	98
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	313	—	—
—	—	—	—	—	49	—	—	—
—	—	—	—	—	—	—	—	—
1	6	3	14	6	2	6	1	5
56	987	314	387	369	253	205	26	358

45,916	361,927	204,236	857,056	401,207	96,367	350,535	30,843	309,285

—	101	94	151	98	9	120	1	92
400	—	306	24,987	613	1,294	—	52	38
16	—	—	129	276	—	81	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	60	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
27	170	112	368	84	67	164	5	218
8	9	8	9	8	12	9	9	9

451	280	520	25,644	1,079	1,382	374	127	357

$45,465	$361,647	$203,716	$831,412	$400,128	$94,985	$350,161	$30,716	$308,928

$56,669	$479,472	$236,912	$897,053	$404,631	$117,754	$469,035	$35,158	$302,118

94	8,349	3,798	2,314	4,548	1,322	2,365	123	2,021

(11,041)	(171,744)	(19,282)	(72,170)	(602)	(37,903)	(198,514)	(1,701)	(17,121)

(294)	45,570	(17,711)	4,044	(8,786)	13,763	76,740	(2,804)	21,910
37	—	—	171	337	—	222	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	313	(60)	—
—	—	(1)	—	—	49	—	—	—

$45,465	$361,647	$203,716	$831,412	$400,128	$94,985	$350,161	$30,716	$308,928

$0 .67	$0 .79	$1 .05	$2 .52	$1 .18	$0 .98	$1 .42	$0 .77	$1 .40

$45,970	$315,227	$221,215	$852,406	$408,319	$81,328	$271,937	$32,551	$286,752
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
67,597	457,319	193,408	329,440	338,980	96,640	246,208	39,928	221,019
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities 195

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2009

(in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Investments, at Value (1)	$245,928	$50,723	$1,285,173	$113,931	$570,089
Cash & Cash Equivalents	339	574	79	13	45
Foreign Currency, at Value (2)	—	135	2,865	28	—
Collateral for Derivative Positions	—	—	—	—	—
Receivables:
Portfolio Shares Sold	135	34	408	176	708
Investment Securities Sold	241	47	—	—	—
Futures Variation Margin	—	—	—	—	—
Outstanding Options Written, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—	—
Foreign Currency Sold	—	2	—	—	—
Due from Investment Advisor	—	—	—	—	—
Prepaid Expenses and Other Assets	4	1	20	1	11
Dividends and Interest	496	122	2,549	152	447

Total Assets	247,143	51,638	1,291,094	114,301	571,300

Liabilities
Payables:
Portfolio Shares Redeemed	65	1	325	14	445
Investment Securities Purchased	—	213	—	199	—
Futures Variation Margin	—	—	—	—	—
Outstanding Options Written, at Value	—	—	—	—	—
Securities Sold Short, at Value	—	—	—	—	—
Outstanding Swap Contracts, at Value	—	—	—	—
Foreign Currency Purchased	4	—	—	—	—
Collateral for Securities on Loan (3)	—	—	—	—	—
Investment Advisory Fees	143	23	657	101	—
Accrued Expenses	63	56	169	56	—

Total Liabilities	275	293	1,151	370	445

Net Assets	$246,868	$51,345	$1,289,943	$113,931	$570,855

Represented By:
Aggregate Paid in Capital (8), (9)	$316,820	$63,047	$1,192,065	$120,500	$570,440

Undistributed Net Investment Income (Loss)	2,106	393	37,700	316	415
Undistributed Accumulated Net Realized Gain (Loss) on Investments	(85,242)	(14,935)	(125,702)	(25,014)	—

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	13,173	2,835	185,845	18,128	—
Futures Contracts	—	—	—	—	—
Options Written	—	—	—	—	—
Short Sales	—	—	—	—	—
Swap Contracts	—	—	—	—	—
Foreign Currency Transactions	11	5	35	1	—

Net Assets for Shares Outstanding (9)	$246,868	$51,345	$1,289,943	$113,931	$570,855

Net Asset Value, Offering and Redemption Price per Share	$1 .05	$0 .75	$1 .65	$0 .90	$1 .00

(1) Investments, at Cost	$232,755	$47,888	$1,099,328	$95,803	$570,089
(2) Foreign Currency, at Cost	—	135	2,856	28	—
(3) Securities on Loan	—	—	—	—	—
(4) Premiums Received on Options Written	—	—	—	—	—
(5) Proceeds Received from Short Sales	—	—	—	—	—
(6) Premiums Paid on Swap Contracts	—	—	—	—	—
(7) Premiums Received from Swap Contracts	—	—	—	—	—
(8) Shares Outstanding	235,270	68,638	779,747	126,711	570,855
(9) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

196 Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$96,413	$1,293,529	$104,232	$105,217	$294,209	$152,862	$2,286,024	$230,901
54	39	—	—	—	5,372	123	12
—	—	—	—	—	329	—	—
—	—	—	—	—	570	6,310	1,070
38	667	63	96	90	91	246	26
—	—	20,253	—	—	10,632	—	—
34	82	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	239	16,891	1,342
—	—	—	362	—	121	—	—
—	—	—	—	—	—	—	—
1	20	1	2	4	2	147	21
742	8,939	546	861	5,000	1,946	10,186	900

97,282	1,303,276	125,095	106,538	299,303	172,164	2,319,927	234,272

4	496	474	47	99	7	945	178
530	5	41,620	—	59	18,609	7	—
—	—	28	—	—	59	1,223	50
—	—	34	—	—	52	—	—
—	—	—	—	—	7,403	—	—
—	—	—	742	—	205	18,417	1,478
—	—	—	—	—	—	—	—
—	102,397	—	—	—	—	96,234	—
28	307	40	51	113	96	562	97
10	—	11	28	10	13	—	15

572	103,205	42,207	868	281	26,444	117,388	1,818

$96,710	$1,200,071	$82,888	$105,670	$299,022	$145,720	$2,202,539	$232,454

$95,365	$1,139,059	$87,093	$103,017	$319,440	$143,368	$2,273,385	$251,208
40	47,968	2,372	359	22,638	1,656	46,228	6,852
(329)	(2,734)	(3,989)	(574)	(56,792)	(3,266)	(225,610)	(41,898)
1,418	14,630	(2,455)	3,249	13,736	3,190	108,244	16,245
216	1,148	(129)	—	—	394	1,774	174
—	—	(4)	—	—	29	—	—
—	—	—	—	—	52	—	—
—	—	—	(742)	—	187	(1,493)	(129)
—	—	—	361	—	110	11	2

$96,710	$1,200,071	$82,888	$105,670	$299,022	$145,720	$2,202,539	$232,454

$1 .02	$1 .26	$1 .00	$1 .06	$0 .68	$0 .99	$1 .28	$0 .96

$94,995	$1,278,899	$106,687	$101,968	$280,473	$149,672	$2,177,780	$214,656
—	—	—	—	—	—	—	—
—	99,791	—	—	—	—	92,657	—
—	—	30	—	—	81	—	—
—	—	—	—	—	7,455	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
94,390	955,710	82,964	99,388	438,827	146,716	1,722,358	242,941
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities 197

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2009

(in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest	$192	$113	$99	$6	$120	$1
Dividends (1)	6,070	1,265	5,869	786	32,317	1,007

Total Income	6,262	1,378	5,968	792	32,437	1,008

Expenses
Investment Advisory Fees	1,990	1,649	1,472	280	2,550	249
Custodian Fees	17	10	13	10	30	9
Audit Fees	18	18	18	18	17	18
US Treasury Program Fees	—	—	—	—	—	—
Other Expenses	4	2	3	—	11	—

Total Expenses	2,029	1,679	1,506	308	2,608	276

Less Waived Fees:
Paid by Affiliate	—	—	—	—	—	—
Paid Indirectly	—	—	—	—	—	—

Net Expenses	2,029	1,679	1,506	308	2,608	276

Net Investment Income (Loss)	4,233	(301)	4,462	484	29,829	732
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(34,161)	(4,596)	(26,589)	(5,528)	9,211	(5,778)
Futures Contracts	5,185	—	1,026	—	6,021	403
Options Written	203	—	148	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—

Net Realized Gain (Loss) on Investments	(28,773)	(4,596)	(25,415)	(5,528)	15,232	(5,375)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	173,073	80,443	108,739	14,849	267,617	12,317
Futures Contracts	609	—	150	—	412	42
Options Written	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—
Swap Contracts	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—
Net Change in Unrealized Appreciation

(Depreciation) of Investments	173,682	80,443	108,889	14,849	268,029	12,359

Net Gain (Loss) on Investments	144,909	75,847	83,474	9,321	283,261	6,984

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,142	$75,546	$87,936	$9,805	$313,090	$7,716

(1) Net of Foreign Dividend Tax	$12	$72	$8	$11	$1	$10

The Accompanying Notes are an Integral Part of the Financial Statements.

198 Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$127	$92	$201	$130	$8	$140	$12	$29
10,586	4,787	5,400	5,353	2,191	2,067	253	4,124

10,713	4,879	5,601	5,483	2,199	2,207	265	4,153

1,723	1,078	3,894	851	658	1,713	59	2,167
10	11	18	23	49	34	30	16
18	18	19	17	18	18	17	18
—	—	—	—	—	—	—	—
2	1	6	2	—	2	—	2

1,753	1,108	3,937	893	725	1,767	106	2,203

—	—	—	—	—	—	(24)	—
—	—	—	—	—	—	—	—

1,753	1,108	3,937	893	725	1,767	82	2,203

8,960	3,771	1,664	4,590	1,474	440	183	1,950

(39,777)	(11,055)	(52,171)	(2,894)	(30,550)	(72,455)	(844)	(12,862)
—	—	2,158	7,200	—	4,832	—	—
—	—	—	—	—	161	—	—
—	—	—	—	—	2,721	1,034	—
—	27	—	—	(181)	—	—	—

(39,777)	(11,028)	(50,013)	4,306	(30,731)	(64,741)	190	(12,862)

112,735	47,892	256,724	102,923	47,264	149,465	5,878	78,843
—	—	(161)	(506)	—	(8)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(468)	(161)	—
—	(1)	—	—	49	—	—	—

112,735	47,891	256,563	102,417	47,313	148,989	5,717	78,843

72,958	36,863	206,550	106,723	16,582	84,248	5,907	65,981

$81,918	$40,634	$208,214	$111,313	$18,056	$84,688	$6,090	$67,931

$174	$38	$22	$—	$16	$—	$—	$4

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations 199

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2009

(in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest	$46	$—	$156	$1	$4,089	$3,283
Dividends (1)	5,794	1,224	37,118	2,263	—	—

Total Income	5,840	1,224	37,274	2,264	4,089	3,283

Expenses
Investment Advisory Fees	1,454	349	7,114	900	1,871	293
Custodian Fees	301	272	589	333	—	12
Audit Fees	20	20	20	20	—	21
US Treasury Program Fees	—	—	—	—	234	—
Other Expenses	2	29	9	23	5	—

Total Expenses	1,777	670	7,732	1,276	2,110	326

Less Waived Fees:
Paid by Affiliate	—	(214)	(563)	(92)	(1,871)	—
Paid Indirectly	—	—	—	—	—	—

Net Expenses	1,777	456	7,169	1,184	239	326

Net Investment Income (Loss)	4,063	768	30,105	1,080	3,850	2,957
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(40,815)	(4,624)	(115,848)	(5,924)	2	375
Futures Contracts	—	—	—	—	—	(411)
Options Written	—	—	—	—	—	—
Swap Contracts	(1,392)	—	—	—	—	—
Foreign Currency Transactions	(274)	2	495	(169)	—	6

Net Realized Gain (Loss) on Investments	(42,481)	(4,622)	(115,353)	(6,093)	2	(30)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	84,059	15,221	400,657	46,534	487	2,397
Futures Contracts	—	—	—	—	—	199
Options Written	—	—	—	—	—	—
Short Sales	—	—	—	—	—	—
Swap Contracts	(316)	—	—	—	—	—
Foreign Currency Transactions	25	5	114	3	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	83,768	15,226	400,771	46,537	487	2,596

Net Gain (Loss) on Investments	41,287	10,604	285,418	40,444	489	2,566

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,350	$11,372	$315,523	$41,524	$4,339	$5,523

(1) Net of Foreign Dividend Tax	$179	$44	$1,356	$73	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

200 Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$52,788	$2,868	$2,535	$23,323	$6,058	$56,301	$4,420
6	—	—	23	—	12,074	1,739

52,794	2,868	2,535	23,346	6,058	68,375	6,159

3,356	476	496	1,163	904	6,093	1,133
—	12	9	19	48	—	92
—	26	18	22	24	—	20
—	—	—	—	—	—	—
10	—	1	2	—	18	—

3,366	514	524	1,206	976	6,111	1,245

—	—	—	—	—	—	(103)
—	—	—	—	—	—	—

3,366	514	524	1,206	976	6,111	1,142

49,428	2,354	2,011	22,140	5,082	62,264	5,017

11,532	(3,819)	932	(15,547)	(1,984)	(124,250)	(15,318)
(2,000)	1,970	—	—	4,280	39,173	259
—	31	—	—	115	219	29
—	—	—	—	(743)	(6,033)	2,787
74	—	(347)	—	(779)	99	8

9,606	(1,818)	585	(15,547)	889	(90,792)	(12,235)

32,670	(4,975)	3,739	87,304	15,212	421,132	56,361
6,741	(2,270)	—	—	(3,704)	7,664	702
—	(4)	—	—	28	—	—
—	—	—	—	58	—	—
—	—	1,462	—	4,403	(3,206)	(188)
—	—	360	—	1,081	17	2

39,411	(7,249)	5,561	87,304	17,078	425,607	56,877

49,017	(9,067)	6,146	71,757	17,967	334,815	44,642

$98,445	$(6,713)	$8,157	$93,897	$23,049	$397,079	$49,659

$—	$—	$—	$—	$—	$399	$59
The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations 201

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Change in Net Assets
Operations
Net Investment Income (Loss)	$4,233	$5,283	$(301)	$(205)	$4,462	$6,039

Net Realized Gain (Loss) on Investments	(28,773)	(26,051)	(4,596)	(9,230)	(25,415)	(20,328)

Net Change in Unrealized Appreciation (Depreciation) of Investments	173,682	(254,007)	80,443	(103,914)	108,889	(190,688)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,142	(274,775)	75,546	(113,349)	87,936	(204,977)

Distributions to Shareholders from:
Net Investment Income	(5,283)	(6,333)	—	(815)	(6,039)	(7,218)

Net Realized Gain on Investments	—	(39,360)	—	(6,315)	—	—
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,283)	(45,693)	—	(7,130)	(6,039)	(7,218)

Capital Transactions:
Shares Sold	33,410	35,635	44,669	88,311	26,438	33,098
Reinvestment of Distributions Paid	5,283	45,693	—	7,130	6,039	7,218
Shares Redeemed	(60,818)	(95,388)	(26,820)	(33,848)	(45,230)	(74,351)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(22,125)	(14,060)	17,849	61,593	(12,753)	(34,035)

Total Increase (Decrease) in Net Assets	121,734	(334,528)	93,395	(58,886)	69,144	(246,230)
Net Assets
Beginning of Period	413,801	748,329	171,551	230,437	310,665	556,895

End of Period	$535,535	$413,801	$264,946	$171,551	$379,809	$310,665

Undistributed Net Investment Income (Loss)	$4,233	$5,283	$—	$—	$4,462	$6,039

Portfolio Share Transactions:
Shares Sold	21,914	18,488	31,433	47,993	28,406	27,824

Reinvestment of Distributions Paid	3,068	22,366	—	3,786	5,880	5,783
Shares Redeemed	(38,577)	(48,615)	(19,344)	(20,932)	(48,009)	(62,192)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(13,595)	(7,761)	12,089	30,847	(13,723)	(28,585)

The Accompanying Notes are an Integral Part of the Financial Statements.

202 Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$484	$395	$29,829	$36,185	$732	$782	$8,960	$10,680

(5,528)	(9,683)	15,232	31,049	(5,375)	(5,594)	(39,777)	(131,784)

14,849	(8,222)	268,029	(804,554)	12,359	(10,209)	112,735	(53,357)

9,805	(17,510)	313,090	(737,320)	7,716	(15,021)	81,918	(174,461)

(431)	(394)	(35,642)	(38,107)	(744)	(693)	(10,489)	(10,737)

—	—	(35,809)	(53,885)	—	(86)	—	(31,436)
—	—	—	—	—	—	—	—

(431)	(394)	(71,451)	(91,992)	(744)	(779)	(10,489)	(42,173)

10,907	14,572	100,172	109,588	12,684	13,988	31,751	60,559
431	394	71,451	91,992	744	779	10,489	42,173
(3,063)	(2,615)	(166,820)	(229,493)	(3,505)	(3,092)	(33,578)	(44,438)

8,275	12,351	4,803	(27,913)	9,923	11,675	8,662	58,294

17,649	(5,553)	246,442	(857,225)	16,895	(4,125)	80,091	(158,340)

29,382	34,935	1,231,610	2,088,835	28,570	32,695	281,556	439,896

$47,031	$29,382	$1,478,052	$1,231,610	$45,465	$28,570	$361,647	$281,556

$—	$3	$29,645	$35,664	$94	$92	$8,349	$10,653

19,113	19,125	50,620	42,447	22,156	18,076	48,245	66,504

623	749	33,719	34,147	1,106	1,373	14,752	49,672
(5,313)	(3,744)	(82,937)	(85,290)	(6,021)	(4,301)	(51,880)	(51,263)

14,423	16,130	1,402	(8,696)	17,241	15,148	11,117	64,913

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets 203

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Change in Net Assets
Operations
Net Investment Income (Loss)	$3,771	$4,882	$1,664	$2,016	$4,590	$6,919

Net Realized Gain (Loss) on Investments	(11,028)	(7,478)	(50,013)	(20,904)	4,306	8,222

Net Change in Unrealized Appreciation (Depreciation) of Investments	47,891	(77,745)	256,563	(466,529)	102,417	(202,713)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,634	(80,341)	208,214	(485,417)	111,313	(187,572)

Distributions to Shareholders from:
Net Investment Income	(4,882)	(48)	(2,018)	(3,036)	(6,121)	(7,152)

Net Realized Gain on Investments	—	(4,448)	(924)	(137,000)	(11,203)	(48,480)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,882)	(4,496)	(2,942)	(140,036)	(17,324)	(55,632)

Capital Transactions:
Shares Sold	30,161	42,432	34,699	48,167	26,560	34,167
Reinvestment of Distributions Paid	4,882	4,496	2,942	140,036	17,324	55,632
Shares Redeemed	(18,720)	(22,878)	(107,127)	(161,827)	(57,260)	(85,216)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	16,323	24,050	(69,486)	26,376	(13,376)	4,583

Total Increase (Decrease) in Net Assets	52,075	(60,787)	135,786	(599,077)	80,613	(238,621)
Net Assets
Beginning of Period	151,641	212,428	695,626	1,294,703	319,515	558,136

End of Period	$203,716	$151,641	$831,412	$695,626	$400,128	$319,515

Undistributed Net Investment Income (Loss)	$3,798	$4,885	$2,314	$2,018	$4,548	$6,402

Portfolio Share Transactions:
Shares Sold	34,845	37,085	16,562	17,090	27,859	26,944

Reinvestment of Distributions Paid	5,002	3,820	1,277	49,941	16,374	41,923
Shares Redeemed	(21,224)	(19,618)	(51,079)	(56,525)	(58,822)	(64,738)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	18,623	21,287	(33,240)	10,506	(14,589)	4,129

The Accompanying Notes are an Integral Part of the Financial Statements.

204 Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$1,474	$1,004	$440	$52	$183	$327	$1,950	$2,684

(30,731)	(6,480)	(64,741)	(129,453)	190	(2,178)	(12,862)	6,023

47,313	(33,639)	148,989	(98,627)	5,717	(6,909)	78,843	(103,713)

18,056	(39,115)	84,688	(228,028)	6,090	(8,760)	67,931	(95,006)

(933)	—	(839)	(722)	(993)	—	(2,183)	(1,067)

(867)	(2,153)	—	(81,232)	(4)	(196)	(9,226)	(26,003)
—	—	—	—	—	—	—	—

(1,800)	(2,153)	(839)	(81,954)	(997)	(196)	(11,409)	(27,070)

14,015	17,996	28,374	39,211	6,499	8,257	32,342	40,790
1,800	2,153	839	81,954	997	196	11,409	27,070
(11,767)	(18,655)	(47,522)	(70,548)	(3,047)	(2,362)	(32,162)	(42,940)

4,048	1,494	(18,309)	50,617	4,449	6,091	11,589	24,920

20,304	(39,774)	65,540	(259,365)	9,542	(2,865)	68,111	(97,156)

74,681	114,455	284,621	543,986	21,174	24,039	240,817	337,973

$94,985	$74,681	$350,161	$284,621	$30,716	$21,174	$308,928	$240,817

$1,322	$945	$2,365	$50	$123	$(101)	$2,021	$2,183

17,145	16,651	24,740	23,939	10,027	10,546	27,682	26,705

2,055	1,806	673	50,527	1,296	308	8,920	17,122
(14,232)	(16,153)	(40,985)	(42,075)	(4,726)	(3,293)	(27,624)	(28,440)

4,968	2,304	(15,572)	32,391	6,597	7,561	8,978	15,387

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets 205

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Change in Net Assets
Operations
Net Investment Income (Loss)	$4,063	$5,530	$768	$968	$30,105	$48,142

Net Realized Gain (Loss) on Investments	(42,481)	(48,726)	(4,622)	(10,202)	(115,353)	21,307

Net Change in Unrealized Appreciation (Depreciation) of Investments	83,768	(122,738)	15,226	(13,517)	400,771	(874,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	45,350	(165,934)	11,372	(22,751)	315,523	(805,335)

Distributions to Shareholders from:
Net Investment Income	(1,402)	(4,245)	(686)	(616)	(50,033)	(39,219)

Net Realized Gain on Investments	—	(33,233)	—	(363)	(22,105)	(144,743)
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,402)	(37,478)	(686)	(979)	(72,138)	(183,962)

Capital Transactions:
Shares Sold	30,508	45,946	8,121	10,966	99,711	135,959
Reinvestment of Distributions Paid	1,402	37,478	686	979	72,138	183,962
Shares Redeemed	(26,373)	(36,055)	(1,583)	(2,127)	(134,658)	(223,869)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	5,537	47,369	7,224	9,818	37,191	96,052

Total Increase (Decrease) in Net Assets	49,485	(156,043)	17,910	(13,912)	280,576	(893,245)
Net Assets
Beginning of Period	197,383	353,426	33,435	47,347	1,009,367	1,902,612

End of Period	$246,868	$197,383	$51,345	$33,435	$1,289,943	$1,009,367

Undistributed Net Investment Income (Loss)	$2,106	$690	$393	$304	$37,700	$47,108

Portfolio Share Transactions:
Shares Sold	33,939	35,167	12,697	13,012	66,687	69,463

Reinvestment of Distributions Paid	1,435	28,851	948	1,506	47,210	94,728
Shares Redeemed	(30,309)	(27,512)	(2,618)	(2,563)	(97,378)	(113,584)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	5,065	36,506	11,027	11,955	16,519	50,607

The Accompanying Notes are an Integral Part of the Financial Statements.

206 Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$1,080	$1,691	$3,850	$14,428	$2,957	$2,795	$49,428	$57,321

(6,093)	(18,645)	2	115	(30)	(27)	9,606	3,100

46,537	(42,132)	487	(487)	2,596	(1,118)	39,411	(26,453)

41,524	(59,086)	4,339	14,056	5,523	1,650	98,445	33,968

(1,027)	(1,853)	(4,780)	(14,428)	(2,899)	(2,714)	(56,381)	(52,811)

—	(422)	(2)	(115)	(222)	—	—	—
—	—	—	—	—	—	—	—

(1,027)	(2,275)	(4,782)	(14,543)	(3,121)	(2,714)	(56,381)	(52,811)

27,211	29,358	241,667	389,014	28,318	18,093	160,685	146,289
1,027	2,276	4,782	14,543	3,121	2,714	56,381	52,811
(7,190)	(7,450)	(297,771)	(242,542)	(6,928)	(7,944)	(147,706)	(206,257)

21,048	24,184	(51,322)	161,015	24,511	12,863	69,360	(7,157)

61,545	(37,177)	(51,765)	160,528	26,913	11,799	111,424	(26,000)

52,386	89,563	622,620	462,092	69,797	57,998	1,088,647	1,114,647

$113,931	$52,386	$570,855	$622,620	$96,710	$69,797	$1,200,071	$1,088,647

$316	$377	$415	$—	$40	$24	$47,968	$55,080

37,881	30,221	240,737	389,001	27,428	17,763	128,289	119,122

1,221	3,820	4,782	14,543	3,043	2,755	45,468	44,529
(10,309)	(8,111)	(297,771)	(242,542)	(6,700)	(7,818)	(119,317)	(171,786)

28,793	25,930	(52,252)	161,002	23,771	12,700	54,440	(8,135)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets 207

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Change in Net Assets
Operations
Net Investment Income (Loss)	$2,354	$1,440	$2,011	$2,441	$22,140	$22,501

Net Realized Gain (Loss) on Investments	(1,818)	8,023	585	(404)	(15,547)	(18,668)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(7,249)	4,037	5,561	(3,853)	87,304	(63,360)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,713)	13,500	8,157	(1,816)	93,897	(59,527)

Distributions to Shareholders from:
Net Investment Income	(26)	(1,430)	(2,210)	(2,377)	(22,564)	(21,340)

Net Realized Gain on Investments	(9,904)	(1,013)	(172)	(96)	—	—
Tax Return of Capital	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(9,930)	(2,443)	(2,382)	(2,473)	(22,564)	(21,340)

Capital Transactions:
Shares Sold	24,519	55,267	37,352	44,745	32,992	27,796
Reinvestment of Distributions Paid	9,930	2,443	2,382	2,473	22,564	21,340
Shares Redeemed	(25,124)	(14,376)	(8,979)	(11,251)	(39,870)	(49,194)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	9,325	43,334	30,755	35,967	15,686	(58)

Total Increase (Decrease) in Net Assets	(7,318)	54,391	36,530	31,678	87,019	(80,925)
Net Assets
Beginning of Period	90,206	35,815	69,140	37,462	212,003	292,928

End of Period	$82,888	$90,206	$105,670	$69,140	$299,022	$212,003

Undistributed Net Investment Income (Loss)	$2,372	$18	$359	$73	$22,638	$22,518

Portfolio Share Transactions:
Shares Sold	22,226	50,916	35,989	42,212	54,356	43,277

Reinvestment of Distributions Paid	9,707	2,078	2,248	2,478	36,629	33,554
Shares Redeemed	(22,839)	(13,437)	(8,772)	(10,805)	(67,053)	(78,163)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	9,094	39,557	29,465	33,885	23,932	(1,332)

The Accompanying Notes are an Integral Part of the Financial Statements.

208 Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

$5,082	$3,942	$62,264	$81,563	$5,017	$6,742

889	1,432	(90,792)	(141,931)	(12,235)	(27,992)

17,078	(12,411)	425,607	(561,295)	56,877	(68,799)

23,049	(7,037)	397,079	(621,663)	49,659	(90,049)

(3,670)	(6,192)	(92,223)	(32,256)	(6,196)	(7,584)

(2,401)	(452)	—	(695,941)	—	(21,178)
—	—	—	—	—	—

(6,071)	(6,644)	(92,223)	(728,197)	(6,196)	(28,762)

35,147	34,950	84,956	113,319	19,805	33,330
6,071	6,644	92,223	728,197	6,196	28,762
(6,597)	(8,621)	(274,197)	(393,150)	(36,650)	(45,933)

34,621	32,973	(97,018)	448,366	(10,649)	16,159

51,599	19,292	207,838	(901,494)	32,814	(102,652)

94,121	74,829	1,994,701	2,896,195	199,640	302,292

$145,720	$94,121	$2,202,539	$1,994,701	$232,454	$199,640

$1,656	$(264)	$46,228	$88,315	$6,852	$6,075

37,170	36,195	73,046	71,372	23,246	31,039

6,195	7,780	76,597	548,339	6,970	28,533
(7,235)	(9,476)	(239,581)	(261,404)	(45,015)	(45,438)

36,130	34,499	(89,938)	358,307	(14,799)	14,134

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets 209

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2009	$1.41	$0.01	$0.52	$0.53	$(0.02)	$—	$(0.02)	$1.92
2008	2.49	0.02	(0.94)	(0.92)	(0.02)	(0.14)	(0.16)	1.41
2007	2.30	0.02	0.19	0.21	(0.02)	—	(0.02)	2.49
2006	2.11	0.02	0.19	0.21	(0.02)	—	(0.02)	2.30
2005	1.98	0.02	0.13	0.15	(0.02)	—	(0.02)	2.11
Focused Appreciation Portfolio
2009	$1.20	$0.00(e)	$0.50	$0.50	$—	$—	$—	$1.70
2008	2.05	0.00(e)	(0.80)	(0.80)	(0.01)	(0.04)	(0.05)	1.20
2007	1.62	0.01	0.42	0.43	(0.00)(e)	(0.00)(e)	(0.00)(e)	2.05
2006	1.63	0.01	0.07	0.08	(0.01)	(0.08)	(0.09)	1.62
2005	1.43	—	0.25	0.25	—	(0.05)	(0.05)	1.63
Large Cap Core Stock Portfolio
2009	$0.88	$0.01	$0.25	$0.26	$(0.02)	$—	$(0.02)	$1.12
2008	1.45	0.02	(0.57)	(0.55)	(0.02)	—	(0.02)	0.88
2007	1.35	0.02	0.10	0.12	(0.02)	—	(0.02)	1.45
2006	1.22	0.02	0.12	0.14	(0.01)	—	(0.01)	1.35
2005	1.14	0.01	0.09	0.10	(0.02)	—	(0.02)	1.22
Large Cap Blend Portfolio
2009	$0.55	$0.01	$0.14	$0.15	$(0.01)	$—	$(0.01)	$0.69
2008	0.93	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	0.55
2007(h)	1.00	0.01	(0.07)	(0.06)	(0.01)	(0.00)(e)	(0.01)	0.93
Index 500 Stock Portfolio
2009	$1.95	$0.05	$0.45	$0.50	$(0.06)	$(0.06)	$(0.12)	$2.33
2008	3.26	0.06	(1.22)	(1.16)	(0.06)	(0.09)	(0.15)	1.95
2007	3.26	0.06	0.12	0.18	(0.06)	(0.12)	(0.18)	3.26
2006	2.97	0.06	0.39	0.45	(0.05)	(0.11)	(0.16)	3.26
2005	2.94	0.05	0.08	0.13	(0.05)	(0.05)	(0.10)	2.97
Large Company Value Portfolio
2009	$0.57	$0.01	$0.10	$0.11	$(0.01)	$—	$(0.01)	$0.67
2008	0.93	0.02	(0.36)	(0.34)	(0.02)	(0.00)(e)	(0.02)	0.57
2007(h)	1.00	0.01	(0.07)	(0.06)	(0.01)	—	(0.01)	0.93
Domestic Equity Portfolio
2009	$0.63	$0.02	$0.16	$0.18	$(0.02)	$—	$(0.02)	$0.79
2008	1.15	0.03	(0.44)	(0.41)	(0.03)	(0.08)	(0.11)	0.63
2007	1.31	0.03	(0.11)	(0.08)	(0.02)	(0.06)	(0.08)	1.15
2006	1.13	0.02	0.17	0.19	—	(0.01)	(0.01)	1.31
2005	1.14	0.02	0.07	0.09	(0.02)	(0.08)	(0.10)	1.13
Equity Income Portfolio
2009	$0.87	$0.02	$0.19	$0.21	$(0.03)	$—	$(0.03)	$1.05
2008	1.38	0.03	(0.51)	(0.48)	(0.00)(e)	(0.03)	(0.03)	0.87
2007	1.53	0.03	0.01	0.04	(0.03)	(0.16)	(0.19)	1.38
2006	1.33	0.02	0.24	0.26	(0.02)	(0.04)	(0.06)	1.53
2005	1.35	0.02	0.04	0.06	(0.02)	(0.06)	(0.08)	1.33

(e)	Amount is less than $0.005.
(h)	For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

210 Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

37.17%	$535,535	—%	0.44%	0.92%	50.16%
(38.86)	413,801	—	0.43	0.88	38.18
9.20	748,329	—	0.42	0.84	36.62
9.57	735,055	—	0.43	0.94	36.05
7.71	702,526	—	0.43	0.78	31.74

42.47%	$264,946	—%	0.79%	(0.14)%	23.61%
(40.01)	171,551	—	0.78	(0.09)	67.79
26.84	230,437	—	0.80	0.44	57.89
4.88	138,581	—	0.81	0.38	61.84
17.00	132,679	—	0.82	0.18	45.20

29.33%	$379,809	—%	0.46%	1.35%	42.82%
(38.74)	310,665	—	0.44	1.35	50.12
9.12	556,895	—	0.43	1.30	43.86
11.49	535,453	—	0.44	1.25	39.39
8.46	494,020	—	0.44	1.15	32.23

27.40%	$47,031	—%	0.85%	1.33%	39.32%
(40.25)	29,382	0.87	0.85	1.15	59.53
(6.52)	34,935	0.89(c)	0.85(c)	0.95(c)	22.41

26.40%	$1,478,052	—%	0.20%	2.34%	5.70%
(36.94)	1,231,610	—	0.20	2.13	4.10
5.43	2,088,835	—	0.20	1.89	4.44
15.62	2,081,399	—	0.20	1.78	4.47
4.72	1,903,641	—	0.20	1.68	5.36

20.70%	$45,465	—%	0.80%	2.11%	26.95%
(37.23)	28,570	0.81	0.80	2.41	26.04
(5.97)	32,695	0.85(c)	0.80(c)	2.03(c)	16.92

29.52%	$361,647	—%	0.59%	2.99%	67.19%
(38.49)	281,556	—	0.57	2.89	60.11
(6.33)	439,896	—	0.56	2.37	38.86
16.56	409,836	—	0.58	1.99	31.59
8.04	273,934	—	0.60	1.77	35.19

24.58%	$203,716	—%	0.67%	2.27%	12.49%
(35.81)	151,641	—	0.67	2.61	28.82
3.26	212,428	—	0.67	1.93	41.94
19.15	200,507	—	0.67	1.88	15.50
4.19	132,923	—	0.68	1.76	16.01

(c) Computed on an annualized basis.

(d) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights 211

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2009	$1.92	$0.00(e)	$0.61	$0.61	$(0.01)	$(0.00)(e)	$(0.01)	$2.52
2008	3.68	0.01	(1.35)	(1.34)	(0.01)	(0.41)	(0.42)	1.92
2007	3.37	0.01	0.66	0.67	(0.03)	(0.33)	(0.36)	3.68
2006	3.30	0.03	0.12	0.15	—	(0.08)	(0.08)	3.37
2005	3.11	—	0.19	0.19	—	—	—	3.30
Index 400 Stock Portfolio
2009	$0.90	$0.01	$0.32	$0.33	$(0.02)	$(0.03)	$(0.05)	$1.18
2008	1.60	0.02	(0.55)	(0.53)	(0.02)	(0.15)	(0.17)	0.90
2007	1.59	0.02	0.10	0.12	(0.02)	(0.09)	(0.11)	1.60
2006	1.55	0.02	0.14	0.16	(0.02)	(0.10)	(0.12)	1.59
2005	1.46	0.02	0.15	0.17	(0.01)	(0.07)	(0.08)	1.55
Mid Cap Value Portfolio
2009	$0.81	$0.02	$0.17	$0.19	$(0.01)	$(0.01)	$(0.02)	$0.98
2008	1.28	0.01	(0.46)	(0.45)	—	(0.02)	(0.02)	0.81
2007	1.53	0.01	(0.02)	(0.01)	(0.01)	(0.23)	(0.24)	1.28
2006	1.45	0.02	0.20	0.22	(0.02)	(0.12)	(0.14)	1.53
2005	1.45	0.01	0.08	0.09	(0.01)	(0.08)	(0.09)	1.45
Small Cap Growth Stock Portfolio
2009	$1.09	$0.00(e)	$0.33	$0.33	$(0.00)(e)	$—	$(0.00)(e)	$1.42
2008	2.37	0.00(e)	(0.92)	(0.92)	(0.00)(e)	(0.36)	(0.36)	1.09
2007	2.38	0.00(e)	0.22	0.22	(0.00)(e)	(0.23)	(0.23)	2.37
2006	2.53	—	0.18	0.18	—	(0.33)	(0.33)	2.38
2005	2.30	—	0.25	0.25	—	(0.02)	(0.02)	2.53
Index 600 Stock Portfolio
2009	$0.64	$0.01	$0 .15	$0.16	$(0.03)	$(0.00)(e)	$(0.03)	$0.77
2008	0.93	0.01	(0.29)	(0.28)	—	(0.01)	(0.01)	0.64
2007(h)	1.00	—	(0.06)	(0.06)	—	(0.01)	(0.01)	0.93
Small Cap Value Portfolio
2009	$1.14	$0.01	$0.30	$0.31	$(0.01)	$(0.04)	$(0.05)	$1.40
2008	1.72	0.01	(0.45)	(0.44)	(0.01)	(0.13)	(0.14)	1.14
2007	1.84	0.01	(0.02)	(0.01)	(0.01)	(0.10)	(0.11)	1.72
2006	1.64	0.01	0.26	0.27	—	(0.07)	(0.07)	1.84
2005	1.58	0.01	0.10	0.11	(0.01)	(0.04)	(0.05)	1.64
International Growth Portfolio
2009	$0.86	$0.02	$0.18	$0.20	$(0.01)	$—	$(0.01)	$1.05
2008	1.82	0.03	(0.80)	(0.77)	(0.02)	(0.17)	(0.19)	0.86
2007	1.77	0.03	0.18	0.21	(0.02)	(0.14)	(0.16)	1.82
2006	1.48	0.02	0.29	0.31	—	(0.02)	(0.02)	1.77
2005	1.32	0.01	0.23	0.24	(0.01)	(0.07)	(0.08)	1.48
Research International Core Portfolio
2009	$0.58	$0.01	$0.17	$0.18	$(0.01)	$—	$(0.01)	$0.75
2008	1.04	0.02	(0.46)	(0.44)	(0.01)	(0.01)	(0.02)	0.58
2007(h)	1.00	0.01	0.05	0.06	(0.01)	(0.01)	(0.02)	1.04

(e) Amount is less than $0.005.

(h) For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

212 Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

32.09%(o)	$831,412	—%	0.54%	0.23%	39.73%
(40.08)	695,626	—	0.53	0.20	43.67
20.70	1,294,703	—	0.52	0.26	66.20
4.40	1,183,484	—	0.52	0.77	72.15
6.14	1,252,702	—	0.52	0.13	83.42

37.00%	$400,128	—%	0.26%	1.35%	13.40%
(36.28)	319,515	—	0.26	1.50	15.94
7.93	558,136	—	0.26	1.44	24.49
10.04	533,740	—	0.26	1.42	12.43
12.37	490,626	—	0.26	1.26	18.63

23.24%	$94,985	—%	0.94%	1.91%	207.63%
(35.07)	74,681	—	0.89	1.01	50.78
(0.16)	114,455	—	0.87	0.66	41.37
14.49	131,016	—	0.87	1.26	43.75
5.46	97,557	—	0.87	0.61	31.15

31.17%	$350,161	—%	0.59%	0.15%	111.08%
(43.87)	284,621	—	0.57	0.01	146.28
9.54	543,986	—	0.55	0.13	143.29
6.68	528,612	—	0.55	0.08	82.48
11.18	503,008	—	0.56	(0.09)	69.50

25.17%	$30,716	0.45%	0.35%	0.78%	51.96%
(31.30)	21,174	0.55	0.35	1.38	71.09
(5.89)	24,039	0.51(c)	0.35(c)	2.02(c)	51.76

28.18%	$308,928	—%	0.86%	0.76%	21.11%
(28.13)	240,817	—	0.87	0.87	22.94
(0.83)	337,973	—	0.86	0.80	33.39
16.55	324,973	—	0.86	0.66	21.70
7.21	245,041	—	0.87	0.63	17.74

23.16%	$246,868	—%	0.85%	1.95%	218.24%
(46.19)	197,383	0.80	0.79	1.96	134.71
12.62	353,426	—	0.78	1.61	105.82
21.48	272,882	—	0.86	1.14	82.62
18.00	167,550	—	0.95	1.01	70.60

30.82%	$51,345	1.69%	1.15%	1.94%	64.57%
(42.54)	33,435	1.69	1.15	2.27	77.80
5.49	47,3472	1.71(c)	1.15(c)	1.38(c)	45.53

(c) Computed on an annualized basis.

(d) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(o) Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the return would have been 31.99%.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights 213

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
International Equity Portfolio
2009	$1.32	$0.04	$0.39	$0.43	$(0.07)	$(0.03)	$(0.10)	$1.65
2008	2.67	0.07	(1.16)	(1.09)	(0.05)	(0.21)	(0.26)	1.32
2007	2.33	0.07	0.35	0.42	(0.05)	(0.03)	(0.08)	2.67
2006	1.81	0.05	0.51	0.56	(0.04)	—	(0.04)	2.33
2005	1.65	0.04	0.15	0.19	(0.03)	—	(0.03)	1.81
Emerging Markets Equity Portfolio
2009	$0.53	$0.01	$0.37	$0.38	$(0.01)	$—	$(0.01)	$0.90
2008	1.24	0.02	(0.71)	(0.69)	(0.02)	(0.00)(e)	(0.02)	0.53
2007(h)	1.00	0.01	0.23	0.24	(0.00)(e)	—	(0.00)(e)	1.24
Money Market Portfolio
2009	$1.00	$0.01	$0.00(e)	$0.01	$(0.01)	$(0.00)(e)	$(0.01)	$1.00
2008	1.00	0.03	0.00(e)	0.03	(0.03)	(0.00)(e)	(0.03)	1.00
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00
2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00
Short-Term Bond Portfolio
2009	$0.99	$0.04	$0.02	$0.06	$(0.03)	$(0.00)(e)	$(0.03)	$1.02
2008	1.00	0.04	(0.01)	0.03	(0.04)	—	(0.04)	0.99
2007(h)	1.00	0.03	0.00(e)	0.03	(0.03)	—	(0.03)	1.00
Select Bond Portfolio
2009	$1.21	$0.06	$0.05	$0.11	$(0.06)	$—	$(0.06)	$1.26
2008	1.23	0.06	(0.02)	0.04	(0.06)	—	(0.06)	1.21
2007	1.20	0.05	0.03	0.08	(0.05)	—	(0.05)	1.23
2006	1.20	0.05	—	0.05	(0.05)	—	(0.05)	1.20
2005	1.23	0.05	(0.03)	0.02	(0.04)	(0.01)	(0.05)	1.20
Long-Term U.S. Government Bond Portfolio
2009	$1.22	$0.03	$(0.11)	$(0.08)	$0.00(e)	$(0.14)	$(0.14)	$1.00
2008	1.04	0.03	0.19	0.22	(0.02)	(0.02)	(0.04)	1.22
2007(h)	1.00	0.03	0.05	0.08	(0.03)	(0.01)	(0.04)	1.04
Inflation Protection Portfolio
2009	$0.99	$0.02	$0.07	$0.09	$(0.02)	$(0.00)(e)	$(0.02)	$1.06
2008	1.04	0.05	(0.06)	(0.01)	(0.04)	(0.00)(e)	(0.04)	0.99
2007(h)	1.00	0.03	0 .04	0.07	(0.03)	—	(0.03)	1.04
High Yield Bond Portfolio
2009	$0.51	$0.05	$0.18	$0.23	$(0.06)	$—	$(0.06)	$0.68
2008	0.70	0.05	(0.19)	(0.14)	(0.05)	—	(0.05)	0.51
2007	0.73	0.05	(0.03)	0.02	(0.05)	—	(0.05)	0.70
2006	0.72	0.05	0.01	0.06	(0.05)	—	(0.05)	0.73
2005	0.76	0.05	(0.04)	0.01	(0.05)	—	(0.05)	0.72

(e) Amount is less than $0.005.

(h) For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

214 Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
33.11%(o)	$1,289,943	0.72%(f)	0.66%(f)	2.79%	10.85%
(43.78)	1,009,367	0.71(f)	0.65(f)	3.26	2.98
18.06	1,902,612	0.70(f)	0.63(f)	2.76	15.70
30.90	1,556,230	0.71(f)	0.70(f)	2.53	12.15
11.52	1,139,260	—	0.71	2.24	3.71

69.73%	$113,931	1.62%	1.50%	1.37%	66.35%
(55.22)	52,386	1.79	1.50	2.10	109.36
24.73	89,563	1.85(c)	1.50(c)	1.30(c)	73.03

0.76%(o)	$570,855	0.34%(m),(l)	0.04%(m),(l)	0.62%	—%
2.76	622,620	0.32(m),(l)	0.32(m),(l)	2.66	—
5.28	462,092	—	0.30	5.16	—
4.86	390,589	—	0.30	4.77	—
2.98	339,858	—	0.30	2.94	—

7.22%	$96,710	—%	0.39%	3.54%	65.56%(g)
2.71	69,797	—	0.40	4.29	74.86(g)
3.10	57,998	—	0.44(c)	4.80(c)	72.69(g)

9.37%	$1,200,071	—%	0.30%	4.42%	66.49%(g)
3.26	1,088,647	—	0.30	5.06	85.39(g)
6.39	1,114,647	—	0.30	5.26	104.07(g)
3.74	924,457	—	0.30	4.85	169.55(g)
2.22	786,544	—	0.30	4.34	179.05(g)

(6.98)%	$82,888	—%	0.60%	2.75%	589.06%(g)
20.76	90,206	—	0.62	2.51	272.80(g)
7.55	35,815	0.72(c)	0.65(c)	4.31(c)	175.03(g)

9.98%	$105,670	—%	0.61%	2.35%	63.47%(g)
(1.38)	69,140	—	0.62	4.34	48.63(g)
6.83	37,462	0.70(c)	0.65(c)	4.95(c)	94.74(g)

45.39%	$299,022	—%	0.48%	8.74%	75.30%
(21.35)	212,003	—	0.47	8.55	43.30
2.38	292,928	—	0.47	7.43	61.65
9.77	276,639	—	0.47	7.00	80.94
1.39	244,554	—	0.48	7.16	118.63

(c) Computed on an annualized basis.

(d) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(f) For the International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(g) Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(l) For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver effective December 31, 2008, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

(m) Reflects fee paid by the Portfolio to participate in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(o) Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the return would have been 32.39% for the International Equity Portfolio and 0.61% for the Money Market Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights 215

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Multi-Sector Bond Portfolio
2009	$0.85	$0.04	$0.15	$0.19	$(0.03)	$(0.02)	$(0.05)	$0.99
2008	0.98	0.04	(0.11)	(0.07)	(0.06)	(0.00)(e)	(0.06)	0.85
2007(h)	1.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)	0.98
Balanced Portfolio
2009	$1.10	$0.04	$0.19	$0.23	$(0.05)	$—	$(0.05)	$1.28
2008	1.99	0.05	(0.41)	(0.36)	(0.02)	(0.51)	(0.53)	1.10
2007	1.97	0.03	0.09	0.12	(0.06)	(0.04)	(0.10)	1.99
2006	1.86	0.06	0.12	0.18	(0.05)	(0.02)	(0.07)	1.97
2005	1.87	0.05	0.02	0.07	(0.05)	(0.03)	(0.08)	1.86
Asset Allocation Portfolio
2009	$0.77	$0.02	$0.20	$0.22	$(0.03)	$—	$(0.03)	$0.96
2008	1.24	0.03	(0.38)	(0.35)	(0.03)	(0.09)	(0.12)	0.77
2007	1.22	0.03	0.08	0.11	(0.03)	(0.06)	(0.09)	1.24
2006	1.16	0.03	0.08	0.11	(0.02)	(0.03)	(0.05)	1.22
2005	1.12	0.02	0.06	0.08	(0.02)	(0.02)	(0.04)	1.16

(e) Amount is less than $0.005.

(h) For the period April 30, 2007 (commencement of operations) through December 31, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

216 Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

22.08%	$145,720	— %	0.85%	4.43%	93.70%(g)
(6.86)	94,121	—	0.88	4.40	23.40(g)
1.09	74,829	—	0.93(c)	5.39(c)	72.85(g)

21.43%	$2,202,539	— %	0.30%	3.07%	73.12%(g)
(22.72)	1,994,701	—	0.30	3.26	68.34(g)
6.15	2,896,195	—	0.30	3.23	106.64(g)
10.42	2,949,632	—	0.30	3.11	70.12(g)
3.59	2,905,741	—	0.30	2.85	80.21(g)

27.09%	$232,454	0.60%	0.55%	2.44%	78.15%(g)
(30.13)	199,640	0.60	0.54	2.59	74.22(g)
9.40	302,292	0.58	0.54	2.64	85.44(g)
9.91	281,863	—	0.59	2.53	86.85(g)
6.99	244,807	—	0.61	2.18	90.04(g)

(c) Computed on an annualized basis.

(d) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g) Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights 217

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2009

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, and the Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Security Valuation — Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. Bonds are generally valued on the basis of vendor prices. Futures are valued at settlement prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by a pricing service. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

C. Fair Value Measurements — The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1	— fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives
•	Level 2	— fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)
•	Level 3	— fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

218 Notes to Financial Statements

Notes to Financial Statements

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolio’s perceived risk of that instrument. For example, money market securities are generally valued using amortized cost, unless the current market value differs substantially from amortized cost. Generally, amortized cost approximates the current fair value of a security, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

In April 2009, the Portfolios adopted authoritative guidance on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, which was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. This guidance clarifies existing fair value measurement requirements by requiring an entity to evaluate certain factors to determine whether there has been a significant decrease in volume or level of activity for the asset or liability. The guidance also requires expanded disclosure of valuation levels for major security types.

D. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Portfolio will segregate liquid assets on their records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

E. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

F. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

H. Mortgage-Backed and Asset-Backed Securities — Certain Portfolios may invest in mortgage-backed securities, including collateralized mortgage obligations, and asset-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans and asset-backed securities are interests in pools of other assets, including various types of loans

Notes to Financial Highlights 219

Notes to Financial Statements

and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage-backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage-backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities and asset-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

I. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

J. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations even though investors do not receive their principal until maturity.

K. Securities Lending — Each Portfolio is authorized to participate in securities lending, however, only the Select Bond and Balanced Portfolios currently have an established securities lending program that enables each to loan securities to approved broker-dealers. The Portfolios receive cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the Portfolios in commercial paper to earn interest in accordance with the Portfolios’ investment policies. For the year ended December 31, 2009, the Select Bond and Balanced Portfolios earned $347,792 and $77,044, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on each Portfolio’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolios. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities on loan. In addition, the Portfolios are entitled to terminate a securities loan at any time. As of December 31, 2009, the value of outstanding securities on loan and the value of collateral amounted to the following:

Portfolio	Value of Securities on Loan	Value of Collateral
Select Bond Portfolio	$99,790,800	$102,397,500
Balanced Portfolio	92,657,426	96,234,250

As of December 31, 2009, collateral received for securities on loan was invested in money market instruments and included in Investments on each Portfolio’s Statement of Assets and Liabilities.

L. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to dividend income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends are netted against dividend income and separately disclosed in the Statements of Operations.

220 Notes to Financial Statements

Notes to Financial Statements

The Equity Income, Mid Cap Value, International Growth, Research International Core, International Equity, Emerging Markets Equity, Balanced and Asset Allocation Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains and repatriation taxes. The provision for income taxes is included in net unrealized appreciation (depreciation) on investments and net realized gain (loss) on investments in the Statement of Operations for the Portfolios.

M. Investment Income and Securities Transactions — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2009, transactions in securities other than money market investments were:

Portfolios	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in thousands)
Growth Stock Portfolio	$209,271	$—	$218,833	$—
Focused Appreciation Portfolio	72,408	—	43,965	—
Large Cap Core Stock Portfolio	133,801	—	134,154	—
Large Cap Blend Portfolio	21,586	—	13,762	—
Index 500 Stock Portfolio	70,944	—	95,305	—
Large Company Value Portfolio	18,773	—	8,788	—
Domestic Equity Portfolio	193,263	—	189,144	—
Equity Income Portfolio	32,526	—	19,767	—
Mid Cap Growth Stock Portfolio	273,674	—	331,914	—
Index 400 Stock Portfolio (a)	42,100	—	49,637	—
Mid Cap Value Portfolio	164,210	—	158,203	—
Small Cap Growth Stock Portfolio	301,883	—	314,479	—
Index 600 Stock Portfolio (b)	13,839	—	10,390	—
Small Cap Value Portfolio	54,332	—	52,579	—
International Growth Portfolio	453,098	—	431,869	—
Research International Core Portfolio	31,846	—	25,138	—
International Equity Portfolio	112,774	—	129,866	—
Emerging Markets Equity Portfolio	71,505	—	51,195	—
Short-Term Bond Portfolio	29,364	54,562	24,853	26,651
Select Bond Portfolio	285,259	614,846	480,362	227,037
Long-Term U.S. Government Bond Portfolio	55,666	574,117	35,945	556,257
Inflation Protection Portfolio	41,991	41,931	29,701	23,980
High Yield Bond Portfolio	196,548	—	175,864	—
Multi-Sector Bond Portfolio	176,762	14,636	107,144	13,108
Balanced Portfolio	856,437	387,611	1,120,426	141,165
Asset Allocation Portfolio	111,376	26,761	125,285	8,930

(a) Includes (in thousands) $782 of purchases with affiliates

(b) Includes (in thousands) $782 of sales with affiliates

N. Distributions — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund, when applicable.

Note 3. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as an alternative to direct investments. The Portfolios have adopted amendments to authoritative guidance regarding disclosures of derivatives and hedging activity. This guidance requires qualitative disclosures about objectives and strategies for using derivatives and quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment under the guidance.

Notes to Financial Statements 221

Notes to Financial Statements

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2008	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2009
Growth Stock Portfolio
# of Contracts	—	1,773	(1,259)	(514)	—	—
Notional Amount	—	177	(126)	(51)	—	—
Premium	$—	224	(163)	(61)	—	$—
Large Cap Core Stock Portfolio
# of Contracts	—	1,294	(907)	(387)	—	—
Notional Amount	—	129	(91)	(38)	—	—
Premium	$—	163	(117)	(46)	—	$—
Small Cap Growth Stock Portfolio
# of Contracts	—	7,856	(457)	(3,160)	(4,239)	—
Notional Amount	—	786	(46)	(316)	(424)	—
Premium	$—	357	(11)	(174)	(172)	$—
Long-Term U.S. Government Bond
Portfolio
# of Contracts	—	128	(20)	(44)	—	64
Notional Amount	—	143	(26)	(53)	—	64
Premium	$—	61	(5)	(26)	—	$30
Multi-Sector Bond Portfolio
# of Contracts	—	2,035	(242)	(1,009)	—	784
Notional Amount	—	18,489	(2,081)	(9,144)	—	7,264
Premium	$—	258	(55)	(122)	—	$81

222 Notes to Financial Statements

Notes to Financial Statements

	Balance at 12/31/2008	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2009
Balanced Portfolio
# of Contracts	—	2,868	(1,323)	(1,063)	(482)	—
Notional Amount	—	287	(132)	(107)	(48)	—
Premium	$—	265	(156)	(89)	(20)	$—
Asset Allocation Portfolio
# of Contracts	—	303	(197)	(106)	—	—
Notional Amount	—	30	(20)	(10)	—	—
Premium	$—	33	(23)	(10)	—	$—

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes

Notes to Financial Statements 223

Notes to Financial Statements

an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. As of December 31, 2009, open credit default swap agreements were as follows:

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues

CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Barclays Bank PLC	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, 5/15/17	Sell	0.90%	3/10	1.03%	$—	USD 600	$(1)
Credit Suisse Group AG	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	1.00%	12/10	0.61%	1	USD 200	— (m)
JPMorgan Chase Bank, N.A.	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	1.00%	12/10	0.61%	3	USD 700	— (m)
JPMorgan Chase Bank, N.A.	Mexico Government International Bond, 7.50%, 4/8/33	Sell	1.00%	12/10	0.68%	3	USD 1,300	2
Morgan Stanley Capital Services, Inc.	Philippine Government International Bond, 10.625%, 3/16/25	Sell	2.44%	9/17	1.83%	—	USD 100	4
Goldman Sachs International	Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	Buy	(5.00)%	3/11	4.07%	(16)	USD 1,000	(30)
UBS AG Stanford	American International Group, Inc., 6.25%, 5/1/36	Sell	5.00%	9/14	5.87%	(14)	USD 100	11
UBS AG Stanford	American International Group, Inc., 6.25%, 5/1/36	Sell	5.00%	9/12	5.71%	(36)	USD 300	32
Credit Default Swap on Credit Indices
CounterParty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Market Value (000’s)	Upfront Premiums Paid/ (Received) (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX NA High Yield Index, Series 9	Sell	3.75%	12/12	$2	$(195)	USD 4,300	$197

(m)	Amount is less than one thousand.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit swap agreements outstanding as of December 31, 2009 for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values

224 Notes to Financial Statements

Notes to Financial Statements

of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolios from such investments might be subject to U.S. excise or income taxes.

E. Derivative Disclosures – Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2009, are (amounts in thousands):

	Asset Derivatives – December 31, 2009		Liability Derivatives – December 31, 2009
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Growth Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$-	Payables – Futures Variation Margin	$248
Large Cap Core Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	9
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	222
Large Company Value Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	16
Mid Cap Growth Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	129
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	276
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	49	Payables – Foreign Currency Purchased	-
Small Cap Growth Stock Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	313	Payables – Outstanding Swaps Contracts, at Value	-
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	81
Index 600 Stock Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	60
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	34	Payables – Futures Variation Margin	-
Select Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	82	Payables – Futures Variation Margin	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	28
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	34
Inflation Protection Portfolio
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	742
Foreign exchange contracts	Receivables – Foreign Currency Sold	362	Payables – Foreign Currency Purchased	-
Multi-Sector Bond Portfolio
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	17	Payables – Outstanding Swaps Contracts, at Value	30
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	59
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	52
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	222	Payables – Outstanding Swaps Contracts, at Value	175
Foreign exchange contracts	Receivables – Foreign Currency Sold	121	Payables – Foreign Currency Purchased	-
Balanced Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	16,891	Payables – Outstanding Swaps Contracts, at Value	18,417
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	1,296
Interest rate contracts	Receivables – Futures Variation Margin	73	Payables – Futures Variation Margin	-

Notes to Financial Statements 225

Notes to Financial Statements

	Asset Derivatives – December 31, 2009		Liability Derivatives – December 31, 2009
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	$ 1,342	Payables – Outstanding Swaps Contracts, at Value	$1,478
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	61
Interest rate contracts	Receivables – Futures Variation Margin	11	Payables – Futures Variation Margin	-

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2009 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock Portfolio
Equity contracts	$203	$5,185	$-	$-	$5,388
Large Cap Core Stock Portfolio
Equity contracts	148	1,026	-	-	1,174
Index 500 Stock Portfolio
Equity contracts	-	6,021	-	-	6,021
Large Company Value Portfolio
Equity contracts	-	403	-	-	403
Mid Cap Growth Stock Portfolio
Equity contracts	-	2,158	-	-	2,158
Index 400 Stock Portfolio
Equity contracts	-	7,200	-	-	7,200
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(170)	-	(170)
Small Cap Growth Stock Portfolio
Equity contracts	(82)	4,832	-	2,721	7,471
Index 600 Stock Portfolio
Equity contracts	-	-	-	1,034	1,034
International Growth Portfolio
Equity contracts	-	-	-	(1,392)	(1,392)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(5)	-	(5)
Short-Term Bond Portfolio
Interest rate contracts	-	(411)	-	-	(411)
Select Bond Portfolio
Interest rate contracts	-	(2,000)	-	-	(2,000)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	31	1,970	-	-	2,001
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(450)	-	(450)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(982)	(982)
Foreign currency exchange contracts	-	-	(820)	-	(820)
Interest rate contracts	115	4,280	-	239	4,634
Balanced Portfolio
Equity contracts	184	40,296	-	(6,033)	34,447
Interest rate contracts	-	(1,123)	-	-	(1,123)
Asset Allocation Portfolio
Equity contracts	27	275	-	2,787	3,089
Interest rate contracts	-	(16)	-	-	(16)

226 Notes to Financial Statements

Notes to Financial Statements

Change in unrealized appreciation or depreciation on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2009 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
	Options	Futures	Forward Currency Contracts	Swaps	Total
Growth Stock Portfolio
Equity contracts	$-	$609	$-	$-	$609
Large Cap Core Stock Portfolio
Equity contracts	-	150	-	-	150
Index 500 Stock Portfolio
Equity contracts	-	412	-	-	412
Large Company Value Portfolio
Equity contracts	-	42	-	-	42
Mid Cap Growth Stock Portfolio
Equity contracts	-	(161)	-	-	(161)
Index 400 Stock Portfolio
Equity contracts	-	(506)	-	-	(506)
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	49	-	49
Small Cap Growth Stock Portfolio
Equity contracts	-	(8)	-	(468)	(476)
Index 600 Stock Portfolio
Equity contracts	-	-	-	(161)	(161)
International Growth Portfolio
Equity contracts	-	-	-	(316)	(316)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	5	-	5
Short-Term Bond Portfolio
Interest rate contracts	-	199	-	-	199
Select Bond Portfolio
Interest rate contracts	-	6,741	-	-	6,741
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	(4)	(2,270)	-	-	(2,274)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	362	-	362
Other contracts	-	-	-	1,462	1,462
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	4,309	4,309
Foreign currency exchange contracts	-	-	1,079	-	1,079
Interest rate contracts	28	(3704)	-	94	(3,582)
Balanced Portfolio
Equity contracts	-	2,666	-	(3,206)	(540)
Interest rate contracts	-	4,998	-	-	4,998
Asset Allocation Portfolio
Equity contracts	-	297	-	(188)	109
Interest rate contracts	-	405	-	-	405

The volumes indicated in the open futures contracts, transactions in written options and swap agreements outstanding tables are indicative of the amounts throughout the period.

Note 4.  Market Conditions and Portfolio Risk

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Portfolios. Such events include, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America and sale of Bear Stearns to JP Morgan, and the government bailout of AIG. These companies represent financial institutions with which certain of the Portfolios conduct business and/or whose securities are or may be held by the Portfolios. The potential investment of each Portfolio in these issuers, and the financial sector in general, as reflected in each Portfolio’s Schedule of Investments, exposes investors to the negative (or positive) performance resulting from these and other events. U.S. Government Agency securities and collateral received by the Portfolios under various arrangements may include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Notes to Financial Statements 227

Notes to Financial Statements

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolio’s income.

Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Statements of Assets and Liabilities.

Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Note 5. Investment Advisory and Sub-Advisory Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock	0.20%
Index 400 Stock	0.25%
Mid Cap Value	0.85%
Small Cap Value	0.85%
Money Market	0.30%
Select Bond	0.30%
Balanced	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Small Cap Growth Stock	0.80%	0.65%	0.50%
International Equity	0.85%	0.65%	0.65%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity	0.65%	0.55%	0.50%
Large Company Value	0.72%	0.67%	0.62%
International Growth	0.75%	0.65%	0.55%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Inflation Protection	0.58%	0.55%	0.49%
Multi-Sector Bond	0.79%	0.78%	0.77%
Asset Allocation	0.60%	0.50%	0.40%

228 Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income	0.65%	0.60%
Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation	0.90%	April 30, 2010
Large Cap Blend	0.85%	April 30, 2010
Large Company Value	0.80%	April 30, 2010
Domestic Equity	0.75%	April 30, 2010
Equity Income	0.75%	April 30, 2010
Mid Cap Value	1.00%	April 30, 2010
Index 600 Stock	0.35%	April 30, 2010
Small Cap Value	1.00%	April 30, 2010
International Growth	1.10%	April 30, 2010
Research International Core	1.15%	April 30, 2010
Emerging Markets Equity	1.50%	April 30, 2010
Short-Term Bond	0.45%	April 30, 2010
Long-Term U.S. Government Bond	0.65%	April 30, 2010
Inflation Protection	0.65%	April 30, 2010
Multi-Sector Bond	0.95%	April 30, 2010
Asset Allocation	0.75%	April 30, 2010

With respect to the International Equity Portfolio, MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2010.

With respect to the Money Market Portfolio, MSA has voluntarily agreed to waive its 0.30% management fee effective December 31, 2008, on a temporary basis. The waiver is limited to MSA’s management fee, and as a result, the Money Market Portfolio will continue to bear any other expenses that MSA has not contractually agreed to assume. This voluntary waiver will be reviewed periodically by MSA and may be revised or discontinued at any time.

With respect to the Asset Allocation Portfolio, MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2010.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have

Notes to Financial Statements 229

Notes to Financial Statements

invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2009, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Growth Stock Portfolio	$131
Focused Appreciation Portfolio	160
Large Cap Core Stock Portfolio	98
Large Cap Blend Portfolio	96
Index 500 Stock Portfolio	133
Domestic Equity Portfolio	119
Equity Income Portfolio	84
Mid Cap Growth Stock Portfolio	100
Index 400 Stock Portfolio	106
Mid Cap Value Portfolio	22
Small Cap Growth Stock Portfolio	138
Index 600 Stock Portfolio	142
Small Cap Value Portfolio	118
Short-Term Bond Portfolio	150
High Yield Bond Portfolio	155
Asset Allocation Portfolio	98

Janus Capital Management LLC (“Janus”), Capital Guardian Trust Company (“Capital Guardian”), American Century Investment Management, Inc. (“American Century”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS®”), Templeton Investment Counsel LLC (“Templeton”), and Pacific Investment Management Company LLC (“PIMCO”) have been retained under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment programs of the Focused Appreciation and International Growth Portfolios, Large Cap Blend and Domestic Equity Portfolios, Large Company Value, Mid Cap Value and Inflation Protection Portfolios, Equity Income and Small Cap Value Portfolios, Research International Core and Emerging Markets Equity Portfolios, International Equity Portfolio, and the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, respectively. Pursuant to an Investment Sub-Advisory Agreement dated May 6, 2008, Templeton has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio.

For the Focused Appreciation Portfolio, MSA pays Janus 0.55% on the first $100 million of the Portfolio’s assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million. For the International Growth Portfolio, MSA pays Janus 0.50% on the first $100 million of the Portfolio’s assets, 0.43% on the next $150 million, and 0.37% on assets in excess of $250 million. For the Large Cap Blend Portfolio, MSA pays Capital Guardian 0.46% on the first $150 million of the Portfolio’s assets, 0.40% on the next $150 million, 0.35% on the next $200 million, and 0.30% on assets in excess of $500 million. For the Domestic Equity Portfolio, MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less, and 0.275% on net assets in excess of $100 million. A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates. For the Large Company Value Portfolio, MSA pays American Century 0.47% on the first $100 million of the Portfolio’s assets, 0.42% on the next $150 million, and 0.38% on assets in excess of $250 million. For the Mid Cap Value Portfolio, MSA pays American Century 0.57% on the first $50 million of the Portfolio’s assets, 0.52% on the next $50 million, 0.50% on the next $200 million, 0.45% on the next $200 million, and 0.40% on assets in excess of $500 million. For the Inflation Protection Portfolio, MSA pays American Century 0.32% on the first $100 million of the Portfolio’s assets, 0.30% on the next $150 million, and 0.25% on assets in excess of $250 million. For the Equity Income Portfolio, MSA pays T. Rowe Price 0.40% on the first $250 million of the Portfolio’s assets, 0.375% on the next $250 million, and 0.35% on assets in excess of $500 million. For the Small Cap Value Portfolio, MSA pays T. Rowe Price an annual rate of 0.60% of the Portfolio’s average daily net assets. For the Research International Core Portfolio, MSA pays MFS® 0.55% on the first $250 million of the Portfolio’s assets, 0.50% on the next $250 million, 0.45% on the next $500 million and 0.40% on assets in excess of $1 billion. For the Emerging Markets Equity Portfolio, MSA pays MFS® 0.80% on the first $250 million of the Portfolio’s assets, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. For the International Equity Portfolio, MSA pays Templeton 0.50% on the first $100 million of the Portfolio’s assets, 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million, and 0.15% in excess of $1.5 billion, and Templeton pays Franklin Templeton Investments (Asia) Limited seven-tenths of the compensation it receives from MSA. For the Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO 0.225% of the average daily net assets of the portfolio and for the Multi-Sector Bond Portfolio, MSA pays PIMCO 0.45% of the average daily net assets of the Portfolio.

230 Notes to Financial Statements

Notes to Financial Statements

Note 6. Federal Income Tax Matters

Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Portfolios has reviewed all open tax years for major jurisdictions and concluded the adoption of the guidance resulted in no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31 are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post-October losses and capital loss carryovers as of December 31, 2009 is provided below:

	Post-October Losses		Capital Loss Carryovers
	Capital	Foreign Currency	Amount	Expiration	Utilized in 2009	Expired in 2009
	(Amount in thousands)
Growth Stock Portfolio	$436	$–	$52,682	2016-2017	$–	$–
Focused Appreciation Portfolio	–	–	13,658	2016-2017	–	–
Large Cap Core Stock Portfolio	569	–	129,245	2011-2017	–	–
Large Cap Blend Portfolio	169	–	15,434	2016-2017	–	–
Index 500 Stock Portfolio	–	–	–	–	–	–
Large Company Value Portfolio	32	–	9,290	2016-2017	–	–
Domestic Equity Portfolio	–	–	169,442	2016-2017	–	–
Equity Income Portfolio	955	–	17,098	2016-2017	–	–
Mid Cap Growth Stock Portfolio	3,217	–	63,840	2017	–	–
Index 400 Stock Portfolio	–	–	–	–	–	–
Mid Cap Value Portfolio	54	138	37,533	2017	–	–
Small Cap Growth Stock Portfolio	1,231	–	183,926	2016-2017	–	–
Index 600 Stock Portfolio	333	–	659	2017	–	–
Small Cap Value Portfolio	107	–	15,548	2017	–	–
International Growth Portfolio	19	–	84,099	2016-2017	–	–
Research International Core Portfolio	–	–	13,490	2016-2017	–	–
International Equity Portfolio	–	–	116,636	2017	–	–
Emerging Markets Equity Portfolio	–	30	23,751	2016-2017	–	–
Money Market Portfolio	–	–	–	–	–	–
Short-Term Bond Portfolio	2	–	–	–	99	–
Select Bond Portfolio	–	–	–	–	6,501	–
Long-Term U.S. Government Bond Portfolio	–	–	2,843	2017	–	–
Inflation Protection Portfolio	–	–	–	–	273	–
High Yield Bond Portfolio	44	–	55,942	2010-2017	–	–
Multi-Sector Bond Portfolio	579	314	1,372	2017	–	–
Balanced Portfolio	–	–	211,684	2016-2017	–	–
Asset Allocation Portfolio	14	–	40,353	2016-2017	–	–

Notes to Financial Statements 231

Notes to Financial Statements

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the year ended December 31, 2009 was as follows:

	2009 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain

	(Amounts in thousands)
Growth Stock Portfolio	$5,283	$—
Focused Appreciation Portfolio	—	—
Large Cap Core Stock Portfolio	6,039	—
Large Cap Blend Portfolio	431	—
Index 500 Stock Portfolio	35,642	35,809
Large Company Value Portfolio	744	—
Domestic Equity Portfolio	10,489	—
Equity Income Portfolio	4,882	—
Mid Cap Growth Stock Portfolio	2,018	924
Index 400 Stock Portfolio	6,121	11,203
Mid Cap Value Portfolio	933	867
Small Cap Growth Stock Portfolio	839	—
Index 600 Stock Portfolio	993	4
Small Cap Value Portfolio	2,183	9,226
International Growth Portfolio	1,402	—
Research International Core Portfolio	686	—
International Equity Portfolio	50,033	22,105
Emerging Markets Equity Portfolio	1,027	—
Money Market Portfolio	4,782	—
Short-Term Bond Portfolio	3,120	—
Select Bond Portfolio	56,381	—
Long-Term U.S. Government Bond Portfolio	5,461	4,469
Inflation Protection Portfolio	2,353	29
High Yield Bond Portfolio	22,564	—
Multi-Sector Bond Portfolio	4,987	1,084
Balanced Portfolio	92,223	—
Asset Allocation Portfolio	6,196	—

	2008 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain

	(Amounts in thousands)
Growth Stock Portfolio	$6,333	$39,360
Focused Appreciation Portfolio	815	6,315
Large Cap Core Stock Portfolio	7,218	—
Large Cap Blend Portfolio	394	—
Index 500 Stock Portfolio	38,985	53,007
Large Company Value Portfolio	779	—
Domestic Equity Portfolio	19,626	22,547
Equity Income Portfolio	651	3,845
Mid Cap Growth Stock Portfolio	31,442	108,595
Index 400 Stock Portfolio	9,608	46,024
Mid Cap Value Portfolio	114	2,039
Small Cap Growth Stock Portfolio	26,366	55,587
Index 600 Stock Portfolio	—	196
Small Cap Value Portfolio	4,323	22,747
International Growth Portfolio	5,348	32,130
Research International Core Portfolio	979	—
International Equity Portfolio	62,359	121,603
Emerging Markets Equity Portfolio	2,276	—
Money Market Portfolio	14,543	—
Short-Term Bond Portfolio	2,714	—
Select Bond Portfolio	52,811	—
Long-Term U.S. Government Bond Portfolio	2,100	343
Inflation Protection Portfolio	2,473	—
High Yield Bond Portfolio	21,340	—
Multi-Sector Bond Portfolio	6,192	452
Balanced Portfolio	32,256	695,941
Asset Allocation Portfolio	9,606	19,156

Each Portfolio intends to distribute the maximum allowable amount permitted by law.

232 Notes to Financial Statements

Notes to Financial Statements

As of December 31, 2009, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amount in thousands)
Growth Stock Portfolio	$4,234	$–	$(53,118)	$62,009
Focused Appreciation Portfolio	–	–	(13,658)	36,385
Large Cap Core Stock Portfolio	4,461	–	(129,814)	27,283
Large Cap Blend Portfolio	–	–	(15,602)	4,268
Index 500 Stock Portfolio	30,558	10,240	–	129,251
Large Company Value Portfolio	94	–	(9,321)	(1,977)
Domestic Equity Portfolio	8,349	–	(169,442)	43,269
Equity Income Portfolio	3,798	–	(18,052)	(18,941)
Mid Cap Growth Stock Portfolio	2,314	–	(67,057)	(898)
Index 400 Stock Portfolio	6,052	–	–	(10,555)
Mid Cap Value Portfolio	1,458	–	(37,725)	13,497
Small Cap Growth Stock Portfolio	2,679	–	(185,157)	63,605
Index 600 Stock Portfolio	63	–	(993)	(3,512)
Small Cap Value Portfolio	3,853	–	(15,655)	18,612
International Growth Portfolio	2,280	–	(84,118)	11,901
Research International Core Portfolio	393	–	(13,490)	1,391
International Equity Portfolio	37,804	–	(116,636)	176,778
Emerging Markets Equity Portfolio	346	–	(23,781)	16,865
Money Market Portfolio	415	–	–	–
Short-Term Bond Portfolio	214	–	(2)	917
Select Bond Portfolio	52,676	–	–	6,315
Long-Term U.S. Government Bond Portfolio	2,372	–	(2,843)	(3,742)
Inflation Protection Portfolio	380	324	–	2,692
High Yield Bond Portfolio	23,047	–	(55,986)	12,522
Multi-Sector Bond Portfolio	2,003	–	(2,265)	2,406
Balanced Portfolio	46,537	–	(211,684)	91,875
Asset Allocation Portfolio	6,755	–	(40,367)	14,746

Note 7.  Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2009 and the year ended December 31, 2008 are summarized below:

Portfolio	2009 Reimbursements	2008 Reimbursements
International Growth Portfolio	$278,526	$420,110
Research International Core Portfolio	79,838	127,658
International Equity Portfolio	2,317,672	3,855,801
Emerging Markets Equity Portfolio	126,183	203,843

Note 8.  Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements 233

Notes to Financial Statements

Note 9. Revision of Prior Year Information

During 2009, it was determined that certain corporate actions were recorded incorrectly as capital gain/loss transactions in prior years. The Portfolios and fiscal years impacted were as follows:

International Growth Portfolio	December 31, 2008 and 2007
International Equity Portfolio	December 31, 2008 and 2007
Research International Core Portfolio	December 31, 2007
Emerging Markets Equity Portfolio	December 31, 2007

Accordingly, the International Growth Portfolio has revised the Statement of Changes in Net Assets for the year ended December 31, 2008 and the Financial Highlights for the years ended December 31, 2008 and 2007; the International Equity Portfolio has revised the Financial Highlights for the years ended December 31, 2008 and 2007; and the Research International Core and Emerging Markets Equity Portfolios have revised the Financial Highlights for the year ended December 31, 2007.

The relevant Statements of Operations for the years ended December 31, 2008 and 2007 (not presented herein) have not been reissued to give effect to the revision, but the principal effects of the revision would be to increase dividend income and decrease realized and unrealized gain/(loss) on investments by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

Statement of Changes in Net Assets
(Amounts in Thousands)

	International Growth Portfolio

	Year Ended 12/31/08 - Previously Reported	Year Ended 12/31/08 - Revised

Change in Net Assets from Operations
Net Investment Income (Loss)	$ 4,790	$ 5,530

Net Realized Gain (Loss) on Investments	(47,685)	(48,726)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(123,039)	(122,738)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (165,934)	$ (165,934)

Financial Highlights
(For a share outstanding throughout the period)

	International Growth Portfolio

	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Ratio of Net Investment Income (Loss) to Average Net Assets

2008 Previously Reported	$0.02	$(0.79)	1.69%
2008 Revised	$0.03	$(0.80)	1.96%

2007 Previously Reported	$0.02	$0.19	1.39%
2007 Revised	$0.03	$0.18	1.61%

234 Notes to Financial Statements

Notes to Financial Statements

	International Equity Portfolio

	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Ratio of Net Investment Income (Loss) to Average Net Assets

2007 Previously Reported	$0.05	$0.37	2.21%
2007 Revised	$0.07	$0.35	2.76%

	Research International Core Portfolio	Emerging Markets Equity Portfolio

	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets

2007 Previously Reported	1.16%	1.05%
2007 Revised	1.38%	1.30%

Note 10. Subsequent Events

On January 12, 2010, the Emerging Markets Equity Portfolio processed a redemption from Northwestern Mutual, a related party, in the amount of $22,500,000, which represented 19.1% of its net assets as of that date.

The Company has evaluated events subsequent to December 31, 2009 through February 18, 2010, the date these financial statements were available to be issued. Except as provided above, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

Notes to Financial Statements 235

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2009, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

February 18, 2010

236 Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

Proxy Voting and Portfolio Holdings 237

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2009. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal, provided no director shall serve a term or successive terms totaling more than twelve (12) years. The twelve-year service limitation commences for all directors on the later of May 1, 2003, or the date of his or her election or appointment to the Board. Notwithstanding the foregoing, the Series Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly Board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly Board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly Board meeting in the following calendar year. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27

Trustee of The Ivy Family of Funds (2 registered

investment companies –

29 portfolios), Director of

the TDX Independence

Funds, Inc. (5 portfolios),

CTMG, Inc. and Cox

Business School,

Southern Methodist

University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	None

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.
Michael M. Knetter 720 East Wisconsin Avenue Milwaukee, WI 53202 1960	Director	Since 2007	27

Trustee of The Neuberger

Berman Family of Funds

(11 registered investment

companies – 61

portfolios), Wausau Paper

Corp., and American

Family Insurance.

Former Director of Great

Wolf Resorts, Inc. as of

May 2009.

Principal Occupation During Past 5 Years: Dean of University of Wisconsin-Madison School of Business since 2002.

238 Director and Officer Information

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore 720 East Wisconsin Avenue Milwaukee, WI 53202 1945	Chairman of the Board	Since 2000	27	Manpower, Inc. and Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2009.

Executive Officers

Name, Address, and Year of Birth		Position		Length of Time Served
Patricia L. Van Kampen 720 East Wisconsin Avenue Milwaukee, WI 53202 1951		President		Since 2008

Principal Occupation: Vice President – Equities of Mason Street Advisors, LLC since 2008; Managing Director – Head of Equities from 2002 to 2008.
Walter M. Givler 720 East Wisconsin Avenue Milwaukee, WI 53202 1957		Vice President; Chief Financial Officer & Treasurer		Since 2003

Principal Occupation During Past 5 Years: Vice President – Accounting Policy of Northwestern Mutual since 2007; Vice President of Investment Accounting for Northwestern Mutual from 2002 to 2007.
Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962		Vice President-Operations		Since 2004

Principal Occupation During Past 5 Years: Vice President-Operations of Mason Street Advisors, LLC since 2004.
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957		Controller & Chief Accounting Officer		Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.
Michael W. Zielinski 720 East Wisconsin Avenue Milwaukee, WI 53202 1974		Chief Compliance Officer		Since 2006

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2006; prior thereto, Counsel, Northwestern Mutual from 2004 to 2006.
Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959		Secretary		Since 2006

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.

Director and Officer Information 239

Approval and Continuance of Investment

Sub-Advisory Agreements

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis.

At its August 6, 2009 meeting, the Series Fund Board, including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC (“Janus”) relating to the Focused Appreciation Portfolio, and the continuance of the Investment Sub-Advisory Agreements between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Large Company Value Portfolio, the Inflation Protection Portfolio and the Mid Cap Value Portfolio. In addition, the Series Fund Board, including the Independent Directors, unanimously approved an Investment Sub-Advisory Agreement between Mason Street Advisors and Janus relating to the International Growth Portfolio (the “New Sub-Advisory Agreement”).

At its November 5, 2009 meeting, the Series Fund Board, including the Independent Directors, unanimously approved the continuance of the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Small Cap Value Portfolio and the Equity Income Portfolio and the continuance of the Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company, LLC (“PIMCO”) relating to the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio. Janus, ACI, T. Rowe Price and PIMCO are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with such Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

Factors Considered

In determining whether to approve the New Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Directors requested and received detailed information from Mason Street Advisors and the Sub-Advisers to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus is given to an evaluation of the services, performance, fees, expenses, style consistency and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Directors' consideration of the nature, extent and quality of services, and the performance, fees, expenses, style consistency and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising the Directors of their responsibilities in connection with the approval of the New Sub-Advisory Agreement and the renewal of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review of these Agreements. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street

240 Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment

Sub-Advisory Agreements

Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel to the Independent Directors.

Approval of the Investment Sub-Advisory Agreement between Mason Street Advisors and Janus Capital Management LLC

At a meeting of the Board held on August 6, 2009, the Directors, including the Independent Directors, appointed Janus to serve as the sub-adviser for the Portfolio effective September 25, 2009, and approved the New Sub-Advisory Agreement. Prior to that time, Mason Street Advisors managed the assets of the Portfolio. The material factors and conclusions that formed the basis for the Board’s determination to appoint a sub-adviser for the Portfolio and to approve the New Sub-Advisory Agreement with Janus with respect to the Portfolio include those discussed below. In addition to the information provided to them at the August 6, 2009, meeting, including an in-person presentation from Janus, the Directors considered their experience with and knowledge of the nature and quality of services provided by Janus to another one of the Series Fund’s portfolios, and their interactions with representatives of Janus and its affiliates and their discussions with representatives of Mason Street Advisors. The Directors evaluated a variety of information they deemed relevant. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Directors. Further, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. The Directors evaluated the nature, scope, extent and quality of services to be provided by Janus with respect to the Portfolio. The Directors considered the process followed to identify potential sub-advisers for the Portfolio, and the rationale for the recommendation of Janus as sub-adviser. The Directors also considered the breadth and depth of experience of Janus in managing other accounts using a similar investment strategy, including other mutual funds. The Directors’ considerations included information about Janus’ organization and the tenure, experience and performance of Janus’ investment management team. The Directors also evaluated the investment processes to be employed by Janus, noting in particular Janus’ more focused investment style, the style purity of its investment process and Janus’ ability to leverage its robust research platform to invest with conviction. The Directors also evaluated Janus’ management structure and key personnel and concluded that they were comfortable with Janus’ current leadership. The Board also took into consideration the enhancements that Janus had made to its investment analyst infrastructure, including the addition of support personnel and the increased tenure and experience of analysts. Finally, the Board considered Janus’ general reputation and the resources available to be committed in managing the Portfolio, including its resources to support an international growth mandate. Based on their review of these factors and other factors deemed relevant, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided by Janus with respect to the Portfolio, and the resources to be committed by Janus in providing such services.

Investment Performance. Because Janus was a newly appointed sub-adviser to the Portfolio, the Directors could not consider Janus’ investment performance in managing the Portfolio as a factor in evaluating the New Sub-Advisory Agreement. However, the Directors did consider Janus’ performance record for a composite of private accounts as well as for other mutual funds with investment objectives, investment policies and investment strategies substantially similar to the Portfolio. In addition to considering absolute performance for these similar accounts over differing time periods, the Directors closely scrutinized a comparison of the performance to the returns of a peer group and universe of comparable funds underlying variable insurance products as compiled by an independent research firm, and to the performance averages of the respective Morningstar and Lipper categories for the same periods. The Directors evaluated the similar accounts’ relative performance, and considered independent rankings and ratings where applicable, to provide an objective comparative benchmark against which they could assess the experience and ability of Janus in managing similar accounts. In connection with the performance of such accounts, the Directors noted that Janus had achieved consistently strong results. The Directors also considered Janus’ knowledge and experience as a growth manager and their first-hand experience with the focused investment strategy employed by Janus for more than five years for another of the Series Fund’s portfolios. Based on these and other factors deemed relevant, the Board concluded that it was satisfied with the experience and capabilities of Janus and the personnel to be associated with the Portfolio, and that Janus’ approach to investing would likely improve the Portfolio’s performance.

Management Fees and Other Expenses. In evaluating the management fees paid by the Portfolio, the Directors considered the actual and contractual fees paid by the Portfolio under the Investment Advisory Agreement between Mason Street Advisors and the Series Fund with respect to the Portfolio (the “Advisory Agreement”). The Directors also considered a comparison of the actual and contractual management fees of the Portfolio and those of an independently selected peer group of mutual funds for the Portfolio. The Directors considered that the fee schedule for the Portfolio contained breakpoints, and that the fee schedule and breakpoints evidenced an appropriate sharing of economies of scale between the Portfolio and Mason Street Advisors. The Directors further considered the total operating expenses of the Portfolio and a comparison of those expenses

Approval and Continuance of Investment Sub-Advisory Agreements 241

Approval and Continuance of Investment

Sub-Advisory Agreements

with the Portfolio’s peer group. The fact that the Advisory Agreement requires Mason Street Advisors to be responsible for many of the administrative and operational expenses, in addition to the investment management expenses, of the Portfolio was also considered. The Directors did not consider the management fees charged to other Mason Street Advisors clients as particularly relevant, because substantially all of those accounts were managed for affiliates of Mason Street Advisors and, as such, those accounts were priced based on different factors and considerations and, in some instances, had investment objectives and policies different than the Portfolio. The Directors considered the comparative data as a guide to help assess the reasonableness of the Portfolio’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided by peers is often not apparent. The Directors also separately considered the allocation between Mason Street Advisors and Janus of the Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that paid to Janus as a sub-advisory fee). They determined that the allocation was reasonable and the product of arm’s length negotiation between Mason Street Advisors and Janus.

The Directors noted that the Portfolio was projected to continue to be in the top Lipper quintile (meaning lowest expenses) of both its peer group and universe, with respect to total net operating expenses. In considering the level of management fees, the Directors also considered the structure and size of the Portfolio, the expenses assumed by Mason Street Advisors, the existing expense cap arrangement agreed to by Mason Street Advisors for the Portfolio and the amounts waived or reimbursed by Mason Street Advisors under such agreement. Based on their review of the management and other expenses, the comparative data, and other factors deemed relevant by the Directors, the Directors concluded that the management fees and total operating expenses of the Portfolio were reasonable in relation to the nature, scope and quality of services to be provided.

Costs and Profitability. The Directors also considered Mason Street Advisors’ pricing methodology for its services as investment adviser and for the products of which the Portfolio is an investment option. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolio in general as well as in light of the sub-advisory fees negotiated with Janus. Mason Street Advisors provided a profitability analysis for the Portfolio that included the expense allocation methodology used, net income for the Portfolio individually and the Series Fund portfolios in the aggregate, net income earned from Mason Street Advisors for all of its clients in the aggregate, and net profit margins for the Portfolio individually and the Series Fund’s portfolios in the aggregate. In connection with its review of the profitability of Mason Street Advisors’ services to the Portfolio, the Directors also considered services provided by affiliates of Mason Street Advisors. The Directors also received information on soft dollar arrangements, including its policies for allocating brokerage and research services, and any other benefits to Mason Street Advisors or its affiliates arising from the Portfolio.

The Directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for the Portfolio, the Directors concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolio was not excessive.

Continuation of the Investment Sub-Advisory Agreements Between Mason Street Advisors and Certain Sub-Advisers

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the Directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and the Sub-Advisers. The Directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. The Directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Directors. As with the New Sub-Advisory Agreement, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the Directors included the Sub-Adviser’s investment personnel, the experience of the portfolio managers of each of the Sub-Advised Portfolios, and any changes in key personnel. The Directors considered information provided by each Sub-Adviser with respect to its financial condition and assets under management. In connection with the Focused Appreciation

242 Approval and Continuance of Investment Sub-Advisory Agreements

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Portfolio, the Directors evaluated Janus’ management structure and key personnel and concluded that it was comfortable with Janus’ current leadership. The Directors also took into consideration Janus’ comments regarding enhancements to its investment analyst infrastructure, and PIMCO’s discussion concerning enhancements to staff and additional investments in client resources. The Directors also considered the scope of the services provided by the Sub-Advisers, noting that there were no changes in the services provided. The Directors considered the succession plans with respect to the management of certain of the Sub-Advised Portfolios. Consideration was also given to the Sub-Advisers’ reputations in the industry in providing investment management services, the Sub-Advisers’ experience and the performance of the Sub-Advised Portfolios. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, other than as discussed below, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by Sub-Advisers on behalf of the respective Sub-Advised Portfolios, and the resources committed by each Sub-Adviser in providing those services.

Investment Performance. The Directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to absolute performance for each Sub-Advised Portfolio for both short and long-term periods, the Directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate peer groups created by an independent research firm, certain benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio, if available, and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The Directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The Directors noted in particular the consistently strong investment results of the Focused Appreciation Portfolio as well as the Portfolios sub-advised by PIMCO. The Directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the Directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. In addition to performance information presented at the meeting, the Directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what trends it might indicate, the Directors provided greater weight to longer term performance.

With respect to the performance of the Large Company Value Portfolio, the Directors considered ACI’s discussion regarding market conditions that had impacted the Portfolio’s short term performance. The Directors noted that it was premature to assess ACI’s impact on the performance of the Mid Cap Value Portfolio because ACI had only been providing sub-advisory services to the Portfolio since the end of February 2009. The Directors also considered the explanation of T. Rowe Price for the recent performance of the Small Cap Value Portfolio, while noting favorably the consistency of the Portfolio’s longer term performance as well as the low portfolio turnover rates which resulted from T. Rowe Price’s management style. For the reasons and based on the discussion summarized above, the Board concluded that, on balance, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. In evaluating the management fees and total expenses paid by the Sub-Advised Portfolios, the Directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The Directors also considered the sub-advisory fees, which fees are paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by certain of the Sub-Advisers for similarly managed accounts. The Directors also considered a comparison of the actual and contractual management fees of the Sub-Advised Portfolios and those of an independently selected peer group of mutual funds for each of the Sub-Advised Portfolios. The Directors considered the comparative data as a tool to help assess the reasonableness of each Sub-Advised Portfolio’s advisory fee, though they noted that it was difficult to make precise comparisons with other funds because the exact nature of services provided to peer funds is often not apparent. The Directors considered that the fee schedules for certain of the Sub-Advised Portfolios contained breakpoints, and that the fee schedules and breakpoints evidenced an appropriate sharing of economies of scale between the each Sub-Advised Portfolio and Mason Street Advisors. In considering the level of management fees, the Directors also considered the size of the Sub-Advised Portfolios, the increase in management, compliance and related costs, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements agreed to by Mason Street Advisors with respect to the Sub-Advised Portfolios.

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Sub-Advisory Agreements

The Directors also considered the net expenses of each of the Sub-Advised Portfolios and compared those expenses with those of each Sub-Advised Portfolio’s respective peer group, noting in particular the favorable Lipper expense rankings of the Portfolios sub-advised by T. Rowe Price. The Directors noted that all but one of the Sub-Advised Portfolios was in the top two Lipper quartiles (meaning lowest expenses) of their respective peer groups. With respect to the sub-advised Portfolio in the third quartile, the Directors considered the nature of the expenses that had contributed to the higher net expenses and noted that an expense cap agreement was in place with respect to such Portfolio.

Based on their review of the above information and other factors deemed relevant by the Directors, the Directors concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time.

Costs and Profitability. The Directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. The Directors also considered the profitability of Mason Street Advisors. In cases where profitability information had not been provided, the Directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The Directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors. In connection with their review, the Directors were presented with information concerning the Sub-Advisers’ soft dollar arrangements, including the Sub-Advisers’ policies for allocating brokerage for brokerage and research services and any other benefits to the Sub-Advisers arising from the Sub-Advised Portfolios. Based on their review, the Directors concluded that they were satisfied that the fees paid by each of the Sub-Advised Portfolios was not excessive.

Other Information

The Directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreement and the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions, reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, the inclusion of certain Sub-Advisers in various distribution programs of affiliates of Mason Street Advisors, and information regarding portfolio turnover, business continuity, codes of ethics, and business structure and history.

Conclusions of the Directors

Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interests of each Portfolio to approve the New Sub-Advisory Agreement between Mason Street Advisors and Janus and the continuation of each of the Existing Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers.

244 Approval and Continuance of Investment Sub-Advisory Agreements

Northwestern Mutual®

PO BOX 3095
Milwaukee WI 53201-3095

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US POSTAGE
PAID
NORTHWESTERN
MUTUAL

This booklet contains information about the Northwestern Mutual variable insurance product and the mutual funds identified on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product ("Product"). **The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus or offering circular and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, and applicable fees, expenses and sales charges. Prospectuses or offering circulars may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money.**
The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds' portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

The Northwestern Mutual Life Insurance Company (Northwestern Mutual), 1-888-455-2232, www.northwesternmutual.com

Product Distributor: Northwestern Mutual Investment Services, LLC (NMIS), Suite 600, 611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC.

The Northwestern Mutual
Life Insurance Company • Milwaukee, WI
www.northwesternmutual.com

14-1558 (0107) (REV 0110)

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2008	2009
	$504,000	$519,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2008	2009
	$0	$0

(c) Tax Fees

	2008	2009
	$89,434	$82,050

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2008	2009
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2008	2009
	$124,434	$118,500

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Patricia L. Van Kampen
Patricia L. Van Kampen, President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia L. Van Kampen
Patricia L. Van Kampen, President

Date: February 16, 2010

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 16, 2010